As filed via EDGAR with the Securities and Exchange Commission on
                                December 24, 1997


                                                               File No. 811-5151
                                                       Registration No. 33-14196
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           | |

                         Pre-Effective Amendment No.                         |_|

                       Post-Effective Amendment No. 48                       |X|

                                       and

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940        | |

                       Post-Effective Amendment No. 87                       |X|
                       -------------------------------
                                MUTUAL FUND GROUP
               (Exact Name of Registrant as Specified in Charter)

                            One Chase Manhattan Plaza
                            New York, New York 10081
               --------------------------------------------------
                     (Address of Principal Executive Office)

       Registrant's Telephone Number, including Area Code: (212) 492-1600


George Martinez, Esq.      Peter Eldridge, Esq.       Gary S. Schpero, Esq.
BISYS Fund Services, Inc.  Chase Manhattan Bank       Simpson Thacher & Bartlett
3435 Stelzer Road          270 Park Avenue            425 Lexington Avenue
Columbus, Ohio  43219      New York, New York 10017   New York, New York 10017
--------------------------------------------------------------------------------


(Name and Address of Agent for Service)


It is proposed that this filing will become effective:


     |X| immediately upon filing pursuant to    | | on (________________)
         paragraph (b)                              pursuant toparagraph (b)
     | | 60 days after filing pursuant to       |_| on (         ) pursuant to
         paragraph (a)(1)                           paragraph (a)(1)
     | | 75 days after filing pursuant to       |_| on (         ) pursuant to
         paragraph (a)(2)                           paragraph (a)(2) rule 485.


If appropriate, check the following box:

|_| this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                               ------------------


The Registrant has registered an indefinite number or amount of its shares of common stock for each of its series under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940 on July 18, 1994 and Registrant's Rule 24f-2 Notice was filed on November 27, 1996.

                               MUTUAL FUND GROUP
                      Registration Statement on Form N-1A

                              CROSS-REFERENCE SHEET
            Pursuant to Rule 495(a) Under the Securities Act of 1933


                      VISTA(SM) U.S. TREASURY INCOME FUND
                            VISTA(SM) BALANCED FUND
                          VISTA(SM) EQUITY INCOME FUND
                        VISTA(SM) GROWTH AND INCOME FUND
                         VISTA(SM) CAPITAL GROWTH FUND
                        VISTA(SM) LARGE CAP EQUITY FUND
                              VISTA(SM) BOND FUND
                         VISTA(SM) SHORT-TERM BOND FUND
                      VISTA(SM) INTERNATIONAL EQUITY FUND
                        VISTA(SM) SMALL CAP EQUITY FUND
                   VISTA(SM) U.S. GOVERNMENT SECURITIES FUND
                         VISTA(SM) AMERICAN VALUE FUND
                        VISTA(SM) SOUTHEAST ASIAN FUND
                             VISTA(SM) JAPAN FUND
                            VISTA(SM) EUROPEAN FUND
                     VISTA(SM) SMALL CAP OPPORTUNITIES FUND
                    VISTA(SM) SELECT GROWTH AND INCOME FUND
                      VISTA(SM) LATIN AMERICAN EQUITY FUND

Item Number
 Form N-1A,                                                           Statement of Additional
   Part A           Prospectus Caption                                  Information Caption
-----------         ------------------                                -----------------------
                    Captions apply to all Prospectuses except where
                    indicated in parenthesis. Parenthesis indicate
                    captions for Institutional Shares Prospectuses

     1              Front Cover Page                                            *

     2(a)           Expense Summary                                             *

      (b)           Not Applicable                                              *

     3(a)           Financial Highlights                                        *

      (b)           Not Applicable                                              *

      (c)           Performance Information                                     *


     4(a)(b)        Other Information                                           *
                    Concerning the Fund;
                    Fund Objective; Investment
                    Policies

      (c)           Fund Objective; Investment                                  *
                    Policies

      (d)           Not Applicable                                              *

     5(a)           Management                                                  *

      (b)           Management                                                  *

      (c)(d)        Management; Other Information Concerning the Fund           *

Item Number
 Form N-1A,                                                           Statement of Additional
   Part A           Prospectus Caption                                  Information Caption
-----------         ------------------                                -----------------------

      (e)           Other Information Concerning                                *
                    the Fund; Back Cover Page

      (f)           Other Information Concerning                                *
                    the Fund

      (g)           Not Applicable                                              *

     5A             Not Applicable                                              *
S
     6(a)           Other Information Concerning                                *
                    the Fund

      (b)           Not Applicable                                              *

      (c)           Not Applicable                                              *

      (d)           Not Applicable                                              *

      (e)(f)        About Your Investment; How to Buy, Sell                     *
                    and Exchange Shares (How to Purchase, Redeem
                    and Exchange Shares); How Distributions Are
                    Made; Tax Information; Other Information
                    Concerning the Fund; Make the Most of Your
                    Vista Privileges.

      (f)           How Distributions are Made;                                 *
                    Tax Information

      (g)           How Distributions are Made;                            Tax Matters
                    Tax Information

      (h)           About Your Investment; How to Buy,                          *
                    Sell and Exchange Shares (How to
                    Purchase, Redeem and Exchange Shares);
                    Other Information Concerning the Fund

     7(a)           How to Buy, Sell and Exchange                               *
                    Shares (How to Purchase, Redeem
                    and Exchange Shares)

      (b)           How the Fund Values its Shares;                             *
                    How to Buy, Sell and Exchange
                    Shares (How to Purchase, Redeem
                    and Exchange Shares)

      (c)           Not Applicable                                              *

      (d)           How to Buy, Sell and Exchange                               *
                    Shares (How to Purchase, Redeem and
                    Exchange Shares)


Item Number
 Form N-1A,                                                           Statement of Additional
   Part A           Prospectus Caption                                  Information Caption
-----------         ------------------                                -----------------------

      (e)           Management; Other Information                               *
                    Concerning the Fund

      (f)           Other Information Concerning the                            *
                    Fund

     8(a)           How to Buy, Sell and Exchange                               *
                    Shares (How to Purchase, Redeem
                    and Exchange Shares)

      (b)           How to Buy, Sell and Exchange                               *
                    Shares (How to Purchase, Redeem
                    and Exchange Shares)

      (c)           How to Buy, Sell and Exchange                               *
                    Shares (How to Purchase, Redeem
                    and Exchange Shares)

      (d)           How to Buy, Sell and Exchange                               *
                    Shares (How to Purchase, Redeem
                    and Exchange Shares)

     9              Not Applicable                                              *

Item Number
 Form N-1A,                                                           Statement of Additional
   Part B           Prospectus Caption                                Information Caption
-----------         ------------------                                -----------------------

    10                    *                                           Front Cover Page

    11                    *                                           Front Cover Page

    12                    *                                           Not Applicable

    13(a)(b)        Fund Objective; Investment                        Investment Policies
                    Policies                                          and Restrictions

    14(c)                 *                                           Management of the Trust and
                                                                      Funds or Portfolios

      (b)                 *                                           Not Applicable

      (c)                 *                                           Management of the Trust and
                                                                      Funds or Portfolios

    15(a)                 *                                           Not Applicable

      (b)                 *                                           General Information

      (c)                 *                                           General Information

    16(a)           Management                                        Management of the Trust and
                                                                      Funds or Portfolios

      (b)           Management                                        Management of the Trust and
                                                                      Funds or Portfolios

      (c)           Other Information Concerning                      Management of the Trust and
                    the Fund                                          Funds or Portfolios

      (d)           Management                                        Management of the Trust and
                                                                      Funds or Portfolios

      (e)                 *                                           Not Applicable

                                      -iv-

Item Number
 Form N-1A,                                                           Statement of Additional
   Part B           Prospectus Caption                                Information Caption
-----------         ------------------                                -----------------------

      (f)           How to Buy, Sell and Exchange Shares              Management of the Trust and
                    (How to Purchase, Redeem and Exchange Shares);    Funds or Portfolios
                    Other Information Concerning the Fund

      (g)                 *                                           Not Applicable

      (h)                 *                                           Management of the Trust and
                                                                      Funds or Portfolios;
                                                                      Independent Accountants

      (i)                 *                                           Not Applicable

    17              Investment Policies                               Investment Policies and Restrictions

    18(a)           Other Information Concerning the Fund;            General Information
                    How to Buy, Sell and Exchange Shares
                    (How to Purchase, Redeem and Exchange
                    Shares)

      (b)                 *                                           Not Applicable

    19(a)           How to Buy, Sell and Exchange Shares              Purchases, Redemptions and Exchanges
                    (How to Purchase, Redeem and Exchange
                    Shares)


      (b)           How the Fund Values its Shares; How to            Determination of Net Asset Value
                    Buy, Sell and Exchange Shares (How to
                    Purchase, Redeem and Exchange Shares)


      (c)                 *                                           Purchases, Redemptions and Exchanges

    20              How Distributions are Made; Tax Information       Tax Matters

    21(a)                 *                                           Management of the Trust and Funds
                                                                      or Portfolios

      (b)                 *                                           Management of the Trust and Funds
                                                                      or Portfolios

      (c)                 *                                           Not Applicable

    22                    *                                           Performance Information

    23                    *                                           Not Applicable

                                EXPLANATORY NOTE

     Prospectuses for Class A and Class B Shares of Vista Balanced Fund, Vista Bond Fund, Vista Capital Growth Fund, Vista Equity Income Fund, Vista European Fund, Vista Growth and Income Fund, Vista International Equity Fund, Vista Japan Fund, Vista Large Cap Equity Fund, Vista Small Cap Equity Fund, Vista Southeast Asian Fund and Vista U.S. Treasury Income Fund, the Prospectuses for Class A Shares of Vista Short-Term Bond Fund, Vista U.S. Government Securities Fund and Vista U.S. Treasury Income Fund, the Prospectus for Shares of Vista American Value Fund, and the Prospectuses for Institutional Shares of Vista Bond Fund, Vista Capital Growth Fund, Vista Growth and Income Fund, Vista Large Cap Equity Fund, Vista Small Cap Equity Fund, Vista Short-Term Bond Fund and Vista U.S. Government Securities Fund are incorporated by reference to Amendment No. 41 to the Registration Statement on Form N-1A of the Registrant filed on February 28, 1997.


     The Prospectus for Shares of Vista Latin American Equity Fund is incorporated by reference to Amendment No. 46 to the Registration Statement on Form N-1A of the Registrant filed on December 1, 1997.


     The Prospectus for shares of Vista Small Cap Opportunities Fund is incorporated by reference to Amendment No. 43 to the Registration Statement on Form N-1A of the Registrant filed on May 13, 1997.

     The Prospectus Supplement for Class A and Class B Shares of Vista Large Cap Equity Fund and Institutional Shares of Vista Large Cap Equity Fund are incorporated by reference to the Registrant's filing of a definitive copy under Rule 497(e) of the Securities Act of 1933, as amended (the "Securities Act").

     The Prospectus Supplement for Class A and Class B Shares of the Vista Bond Fund and the Institutional Shares of the Vista Bond Fond are incorporated by reference to the Registrant's filing of a definitive copy under Rule 497(e) of the Securities Act.

     The Statement of Additional Information for Vista U.S. Treasury Income Fund, Vista Balanced Fund, Vista Equity Income Fund, Vista Growth and Income Fund, Vista Capital Growth Fund, Vista Large Cap Equity Fund, Vista Bond Fund, Vista Short-Term Bond Fund, Vista Small Cap Equity Fund, Vista Government Securities Fund, Vista American Value Fund, Vista Small Cap Opportunities Fund and Vista Select Growth and Income Fund is incorporated by reference to Amendment No. 43 to the Registration Statement on Form N-1A of the Registrant filed on May 13, 1997.

     The Statement of Additional Information for Vista European Fund, Vista International Equity Fund, Vista Japan Fund and Vista Southeast Asian Fund is incorporated by reference to Amendment No. 41 to the Registration Statement on Form N-1A of the Registrant filed on February 28, 1997.


     The Statement of Additional Information for Vista Latin American Equity Fund is incorporated by reference to Amendment No. 46 to the Registration Statementon Form N-1A of the Registrant filed on December 1, 1997.


     The Prospectuses for Class A, B and C shares of, and the Statement of Additional Information for, Vista Capital Growth Fund, Vista Equity Income Fund, Vista Growth and Income Fund and Vista Small Cap Opportunities Fund are incorporated by reference to Amendment No. 45 to the Registration Statement on Form N-1A of the Registrant filed on October 28, 1997.

                                  [Vista Logo]

                                   PROSPECTUS
                          VISTA(SM) CAPITAL GROWTH FUND
                             CLASS A AND B SHARES

                     -----------------------------------
                     INVESTMENT STRATEGY: CAPITAL GROWTH
                     -----------------------------------

February 28, 1997


This Prospectus explains concisely what you should know before investing. Please read it carefully and keep it for future reference. You can find more detailed information about the Fund in its February 28, 1997 Statement of Additional Information, as amended periodically (the "SAI"). For a free copy of the SAI, call the Vista Service Center at 1-800-34-VISTA. The SAI has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated into this Prospectus by reference. In addition, the Commission maintains a Web site (http://www.sec.gov) that contains the SAI, the Fund's Annual Report to Shareholders and other information regarding the Fund which has been electronically filed with the Commission.


The Fund, unlike many other investment companies which directly acquire and manage their own portfolios of securities, seeks its investment objective by investing all of its investable assets in Capital Growth Portfolio (the "Portfolio"), an open-end management investment company with an investment objective identical to those of the Fund. Investors should carefully consider this investment approach. For additional information regarding this investment structure, see "Unique Characteristics of Master/Feeder Fund Structure" on page 25.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, The Chase Manhattan Bank or any of its affiliates and are not insured by the FDIC, the Federal Reserve Board or any other government agency. Investments in mutual funds involve risk, including the possible loss of the principal amount invested.

                              TABLE OF CONTENTS


Expense Summary ...........................................................    4
  The expenses you might pay on your Fund investment, including examples

Financial Highlights ......................................................    6
  How the Fund has performed

Fund Objective ............................................................    8

Investment Policies .......................................................    8
  The kinds of securities in which the Fund invests, investment policies and techniques, and risks

Management ................................................................   12
  Chase Manhattan Bank, the Portfolio's adviser; Chase Asset Management, the Portfolio's sub-adviser, and the individuals who manage the Portfolio


About Your Investment .....................................................   13
  Choosing a share class


How to Buy, Sell and Exchange Shares ......................................   14

How the Fund Values Its Shares ............................................   21

How Distributions Are Made; Tax Information ...............................   21
  How the Fund distributes its earnings, and tax treatment related to those earnings

Other Information Concerning the Fund .....................................   22
  Distribution plans, shareholder servicing agents, administration, custodian, expenses, organization and master/feeder Fund structure

Performance Information ...................................................   27
  How performance is determined, stated and/or advertised

Make the Most of Your Vista Privileges ....................................   28

                                 EXPENSE SUMMARY
                                 ---------------

Expenses are one of several factors to consider when investing. The following table summarizes your costs from investing in the Fund based on expenses incurred in the most recent fiscal year. The examples show the cumulative expenses attributable to a hypothetical $1,000 investment over specified periods.



                                                                Class A  Class B
                                                                Shares    Shares
                                                               --------  -------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on Purchases
  (as a percentage of offering price) ......................     4.75%     None
Maximum Deferred Sales Charge
  (as a percentage of the lower of original purchase
  price or redemption proceeds)* ...........................     None      5.00%
ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net assets)
Investment Advisory Fee ....................................     0.40%     0.40%
12b-1 Fee** ................................................     0.25%     0.75%
Shareholder Servicing Fee ..................................     0.25%     0.25%
Other Expenses .............................................     0.40%     0.40%
                                                                 ----      ----
Total Fund Operating Expenses ..............................     1.30%     1.80%
                                                                 ====      ====

EXAMPLES
Your investment of $1,000 would
incur the following expenses,
assuming 5% annual return: .................. 1 Year  3 Years  5 Years  10 Years
                                              ------  -------  -------  --------
Class A Shares+ .............................  $ 60     $ 87     $115     $197
Class B Shares:
 Assuming complete redemption at the end of
   the period++ +++ .........................  $ 70     $ 90     $121     $198
 Assuming no redemptions +++ ................  $ 18     $ 57     $ 97     $198


  * The maximum deferred sales charge on Class B shares applies to redemptions during the first year after purchase; the charge generally declines by 1% annually thereafter (except in the fourth year), reaching zero after six years. See "How to Buy, Sell and Exchange Shares."

 ** Long-term shareholders in mutual funds with 12b-1 fees, such as Class A and Class B shareholders of the Fund, may pay more than the economic equivalent of the maximum front-end sales charge permitted by rules of the National Association of Securities Dealers, Inc.

  + Assumes deduction at the time of purchase of the maximum sales charge.

 ++ Assumes deduction at the time of redemption of the maximum applicable deferred sales charge.

+++ Ten-year figures assume conversion of Class B shares to Class A shares at the beginning of the ninth year after purchase. See "How to Buy, Sell and Exchange Shares."

The table is provided to help you understand the expenses of investing in the Fund and your share of the operating expenses that the Fund incurs directly and through the Portfolio. The examples should not be considered representations of past or future expenses or returns; actual expenses and returns may be greater or less than shown.


Charges or credits, not reflected in the expense table above, may be incurred directly by customers of financial institutions in connection with an investment in the Fund. The Fund understands that Shareholder Servicing Agents may credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees received by the Shareholder Servicing Agent from the Fund with respect to those accounts. See "Other Information Concerning the Fund."

                              FINANCIAL HIGHLIGHTS
                              --------------------

The table set forth below provides selected per share data and ratios for both Class A and Class B shares outstanding for each of the periods shown. This information is supplemented by and should be read in conjunction with financial statements and accompanying notes appearing in the Fund's Annual Report to Shareholders for the fiscal year ended October 31, 1996, which is incorporated by reference into the SAI. Shareholders can obtain a copy of this Annual Report


                VISTA CAPITAL GROWTH FUND

                                                                                      Class A
                                                                               Year ended October 31,
                                                              ---------------------------------------------------
                                                                1996           1995          1994          1993
                                                              --------       --------      --------      --------
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Period ....................     $  35.65       $  32.17      $  32.01      $  25.12
                                                              --------       --------      --------      --------
 Income from Investment Operations:
  Net Investment Income (Loss) ..........................        0.147          0.189         0.099@        0.064
  Net Gains or (Losses) in Securities
    (both realized and unrealized) ......................        7.270          4.160         0.719         7.173
                                                              --------       --------      --------      --------
  Total from Investment Operations ......................        7.417          4.349         0.818         7.237
                                                              --------       --------      --------      --------
 Less Distributions:
  Dividends from Net Investment Income ..................        0.117          0.189         0.027         0.093
  Distributions from Capital Gains ......................        1.355          0.676         0.631         0.257
                                                              --------       --------      --------      --------
  Total Distributions ...................................        1.472          0.865         0.658         0.350
                                                              --------       --------      --------      --------
Net Asset Value, End of Period ..........................     $  41.60       $  35.65      $  32.17      $  32.01
                                                              ========       ========      ========      ========
Total Return (1) ........................................        21.48%         13.89%         2.62%        29.06%
Ratios/Supplemental Data (2):
 Net Assets, End of Period (000 omitted) ................     $767,998       $747,575      $549,411      $225,235
 Ratio of Expenses to Average Net Assets # ..............         1.37%          1.51%         1.49%         1.49%
 Ratio of Net Investment Income to Average Net
   Assets # .............................................         0.39%          0.54%         0.33%         0.12%
 Ratio of Expenses without waivers and
  assumption  of expenses to Average Net
  Assets # ..............................................         1.37%          1.53%         1.50%         1.49%
 Ratio of Net Investment Income without waivers
   and assumption of expenses to Average
   Net Assets # .........................................         0.39%          0.52%         0.32%         0.12%
Portfolio Turnover Rate .................................           --             --            --            43%

by contacting the Fund or their Shareholder Servicing Agent. The financial statements and notes, as well as the financial information set forth in the table below for each of the periods ended October 31, 1996, have been audited by Price Waterhouse LLP, independent accountants, whose report thereon is also included in the Annual Report to Shareholders.


                         Class A
                  Year ended October 31                                                     Class B
-------------------------------------------------------------------------  ---------------------------------------
                                                               9/23/87*        Year          Year         11/4/93**
                                                                 to            Ended         Ended         through
   1992        1991         1990         1989        1988      10/31/87      10/31/96       10/31/95      10/31/94
 ------      ------       ------       ------      ------      ------        --------       --------      --------
 $22.02      $12.33       $16.23       $11.56      $10.00       $10.00       $  35.39       $  32.03      $  31.38
 ------      ------       ------       ------      ------       ------       --------       --------      --------

  0.078      (0.011)       0.436        0.500       0.117           --         (0.076)         0.044         0.011@

  3.044       9.805       (3.141)       5.164       1.498           --          7.246          4.100         1.296
 ------      ------       ------       ------      ------       ------       --------       --------      --------
  3.122       9.794       (2.705)       5.664       1.615           --          7.170          4.144         1.307
 ------      ------       ------       ------      ------       ------       --------       --------      --------

  0.017       0.109        0.592        0.320       0.055           --             --          0.111         0.026
     --          --        0.598        0.675          --           --          1.355          0.676         0.631
 ------      ------       ------       ------      ------       ------       --------       --------      --------
  0.017       0.109        1.190        0.995       0.055           --          1.355          0.787         0.657
 ------      ------       ------       ------      ------       ------       --------       --------      --------
 $25.12      $22.02       $12.33       $16.23      $11.56       $10.00       $  41.21       $  35.39      $  32.03
 ======      ======       ======       ======      ======       ======       ========       ========      ========
  14.16%      79.96%      (18.11%)      52.12%      16.15%        0.00%         20.88%         13.34%         4.19%

$39,836      $9,334       $4,749       $4,652      $  561       $   13       $333,703       $260,376      $124,223
   1.40%       1.27%        1.04%        0.00%       0.00%        0.00%          1.87%          2.01%         2.00%

   0.32%      (0.09%)       2.82%        3.87%       1.55%        0.00%         (0.21%)         0.02%        (0.09%)


   1.77%       3.44%        2.50%        2.50%       2.00%        2.00%          1.87%          2.02%         2.02%


  (0.05%)     (2.26%)       1.36%        1.37%      (0.45%)      (2.00%)        (0.21%)         0.01%        (0.11%)

     67%         83%         139%         189%        229%           0%            --            --             --


  * Commencement of operations.

 ** Commencement of offering of class of shares.

  @ Calculated based upon average shares outstanding.

(1) Total return figures do not include the effect of any sales loads.

(2) Ratios include the Fund's share of portfolio income and expenses, as appropriate.

  # Short periods have been annualized.

FUND OBJECTIVE
--------------

Vista Capital Growth Fund seeks long-term capital growth. The Fund is not intended to be a complete investment program, and there is no assurance it will achieve its objective.

INVESTMENT POLICIES
-------------------
INVESTMENT APPROACH

The Fund seeks to achieve its objective by investing all of its investable assets in the Portfolio. The Portfolio will invest primarily in a broad portfolio of common stocks. Under normal market conditions, the Portfolio will invest at least 80% of its total assets in common stocks. The Portfolio will seek to invest in stocks of companies with capitalizations of $750 million to $4.0 billion. Current income, if any, is a consideration incidental to the Portfolio's objective of long-term capital growth. The Portfolio's advisers intend to utilize both quantitative and fundamental research to identify undervalued stocks with a catalyst for positive change.


The Portfolio is classified as a "non-diversified" fund under federal securities law.

The Portfolio may invest any portion of its assets not invested in common stocks in high quality money market instruments and repurchase agreements. For temporary defensive purposes, the Portfolio may invest without limitation in these instruments. At times when the Portfolio's advisers deem it advisable to limit the Portfolio's exposure to the equity markets, the Portfolio may invest up to 20% of its total assets in U.S. Government obligations (exclusive of any investments in money market instruments). To the extent that the Portfolio departs from its investment policies during temporary defensive periods, the Fund's investment objective may not be achieved.


WHO MAY WANT TO INVEST

This Fund may be most suitable for investors who . . .

o Are seeking long-term growth of capital

o Are investing for goals several years away

o Own or plan to own other types of investments for diversification purposes


o Can assume above-average stock market risk

This Fund may NOT be appropriate for investors who are unable to tolerate frequent up and down price changes, are investing for short-term goals or who are in need of current income.


FUND STRUCTURE

The Portfolio has an objective identical to that of the Fund. The Fund may withdraw its investment from the Portfolio at any time if the Trustees determine that it is in the best interest of the Fund to do so. Upon any such withdrawal, the Trustees would consider what action might be taken, including investing all of the Fund's investable assets in another pooled investment entity having substantially the same objective and policies as the Fund or retaining an investment adviser to manage the Fund's assets directly.

OTHER INVESTMENT PRACTICES

The Portfolio may also engage in the following investment practices, when consistent with the Portfolio's overall objective and policies. These practices, and certain associated risks, are more fully described in the SAI.


FOREIGN SECURITIES. The Portfolio may invest up to 20% of its total assets in foreign securities, including Depositary Receipts, which are described below. Since foreign securities are normally denominated and traded in foreign currencies, the values of the Portfolio's foreign investments may be influenced by currency exchange rates and exchange control regulations. There may be less information publicly available about foreign issuers than U.S issuers, and they are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Foreign securities may be less liquid and more volatile than comparable U.S. securities. Foreign settlement procedures and trade regulations may involve certain expenses and risks. One risk would be the delay in payment or delivery of securities or in the recovery of the Portfolio's assets held abroad. It is possible that nationalization or expropriation of assets, imposition of currency exchange controls, taxation by withholding Portfolio assets, political or financial instability and diplomatic developments could affect the value of the Portfolio's investments in certain foreign countries. Foreign laws may restrict the ability to invest in certain countries or issuers and special tax considerations will apply to foreign securities. The risks can increase if the Portfolio invests in emerging market securities.


The Portfolio may invest its assets in securities of foreign issuers in the form of American Depositary Receipts, European Depositary Receipts, Global Depositary Receipts or other similar securities representing securities of foreign issuers (collectively, "Depositary Receipts"). The Portfolio treats Depositary Receipts as interests in the underlying securities for purposes of its investment policies. The Portfolio will limit its investment in Depositary Receipts not sponsored by the issuer of the underlying securities to no more than 5% of the value of its net assets (at the time of investment).

U.S. GOVERNMENT OBLIGATIONS. U.S. Government obligations include obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

MONEY MARKET INSTRUMENTS. The Portfolio may invest in cash or high-quality, short-term money market instruments. These may include U.S. Government securities, commercial paper of domestic and foreign issuers and obligations of domestic and foreign banks. Investments in foreign money market instruments may involve certain risks associated with foreign investment.

REPURCHASE AGREEMENTS, SECURITIES LOANS AND FORWARD COMMITMENTS. The Portfolio may enter into agreements to purchase and resell securities at an agreed-upon price and time. The Portfolio also has the ability to lend portfolio securities in an amount equal to not more than 30% of its total assets to generate additional income. These transactions must be fully collateralized at all times. The Portfolio may purchase securities for delivery at a future date, which may increase its overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date. These transactions involve some risk to the Portfolio if the other party should default on its obligation and the Portfolio is delayed or prevented from recovering the collateral or completing the transaction.


BORROWING AND REVERSE REPURCHASE AGREEMENTS. The Portfolio may borrow money from banks for temporary or short-term purposes, but will not borrow money to buy additional securities, known as "leveraging." The Portfolio may also sell and simultaneously commit to repurchase a portfolio security at an agreed-upon price and time. This practice may be used to generate cash for shareholder redemptions without selling securities during unfavorable market conditions. Whenever the Portfolio enters into a reverse repurchase agreement, it will establish a segregated account in which it will maintain liquid assets on a daily basis in an amount at least equal to the repurchase price (including accrued interest). The Portfolio would be required to pay interest on amounts obtained through reverse repurchase agreements, which are considered borrowing under federal securities laws.


STAND-BY COMMITMENTS. The Portfolio may enter into put transactions, including those sometimes referred to as stand-by commitments, with respect to securities in its portfolio. In these transactions, the Portfolio would acquire the right to sell a security at an agreed upon price within a specified period prior to its maturity date. These transactions involve some risk to the Portfolio if the other party should default on its obligation and the Portfolio is delayed or prevented from recovering the collateral or completing the transaction. A put transaction will increase the cost of the underlying security and consequently reduce the available yield.

CONVERTIBLE SECURITIES. The Portfolio may invest up to 20% of its net assets in convertible securities, which are securities generally offering fixed interest or dividend yields which may be converted either at a stated price or stated rate for common or preferred stock. Although to a lesser extent than with fixed-income securities generally, the market value of convertible securities tends to decline as interest rates increase, and increase as interest rates decline. Because of the conversion feature, the market value of convertible securities also tends to vary with fluctuations in the market value of the underlying common or preferred stock.

OTHER INVESTMENT COMPANIES. The Portfolio may invest up to 10% of its total assets in shares of other investment companies when consistent with its investment objective and policies, subject to applicable regulatory limitations. Additional fees may be charged by other investment companies.

STRIPS. The Portfolio may invest up to 20% of its total assets in stripped obligations (i.e., separately traded principal and interest components of securities) where the underlying obligations are backed by the full faith and credit of the U.S. Government, including instruments known as "STRIPS". The value of these instruments tends to fluctuate more in response to changes in interest rates than the value of ordinary interest-paying debt securities with similar maturities. The risk is greater when the period to maturity is longer.

DERIVATIVES AND RELATED INSTRUMENTS. The Portfolio may invest its assets in derivative and related instruments to hedge various market risks or to increase the Portfolio's income or gain. Some of these instruments will be subject to asset segregation requirements to cover the Portfolio's obligations. The Portfolio may (i) purchase, write and exercise call and put options on securities and securities indexes (including using options in combination with securities, other options or derivative instruments); (ii) enter into swaps, futures contracts and options on futures contracts; (iii) employ forward currency contracts; and (iv) purchase and sell structured products, which are instruments designed to restructure or reflect the characteristics of certain other investments.


There are a number of risks associated with the use of derivatives and related instruments and no assurance can be given that any strategy will succeed. The value of certain derivatives or related instruments in which the Portfolio invests may be particularly sensitive to changes in prevailing economic conditions and market value. The ability of the Portfolio to successfully utilize these instruments may depend in part upon the ability of its advisers to forecast these factors correctly. Inaccurate forecasts could expose the Portfolio to a risk of loss. There can be no guarantee that there will be a correlation between price movements in a hedging instrument and in the portfolio assets being hedged. The Portfolio is not required to use any hedging strategies. Hedging strategies, while reducing risk of loss, can also reduce the opportunity for gain. Derivatives transactions not involving hedging may have speculative characteristics, involve leverage and result in losses that may exceed the original investment of the Portfolio. There can be no assurance that a liquid market will exist at a time when the Portfolio seeks to close out a derivatives position. Activities of large traders in the futures and securities markets involving arbitrage, "program trading," and other investment strategies may cause price distortions in derivatives markets. In certain instances, particularly those involving over-the-counter transactions or forward contracts, there is a greater potential that a counterparty or broker may default. In the event of a default, the Portfolio may experience a loss. For additional information concerning derivatives, related instruments and the associated risks, see the SAI.


PORTFOLIO TURNOVER. The frequency of the Portfolio's buy and sell transactions will vary from year to year. The Portfolio's investment policies may lead to frequent changes in investments, particularly in periods of rapidly changing market conditions. High portfolio turnover rates would generally result in higher transaction costs, including brokerage commissions or dealer mark-ups, and would make it more difficult for the Portfolio to qualify as a registered investment company under federal tax law. See "How Distributions are Made; Tax Information."

LIMITING INVESTMENT RISKS

Specific investment restrictions help the Portfolio limit investment risks for the Fund's shareholders. These restrictions prohibit the Portfolio from:
(a) investing more than 15% of its net assets in illiquid securities (which include securities restricted as to resale unless they are determined to be readily marketable in accordance with procedures established by the Board of Trustees of the Portfolio); or (b) investing more than 25% of its total assets in any one industry. A complete description of these and other investment policies is included in the SAI. Except for restriction (b) above and investment policies designated as fundamental in the SAI, the investment policies of the Portfolio and the Fund (including their investment objective) are not fundamental. Shareholder approval is not required to change any non-fundamental investment policy. However, in the event of a change in the Fund's or Portfolio's investment objective, shareholders will be given at least 30 days' prior written notice.

RISK FACTORS

The Fund does not constitute a balanced or complete investment program, and the net asset value of its shares will fluctuate based on the value of the securities held by the Portfolio. The Portfolio is subject to the general risks and considerations associated with equity investing, as well as the risks discussed herein.

Because the Portfolio is "non- diversified," the value of the Fund's shares is more susceptible to developments affecting issuers in which the Portfolio invests.

For a discussion of certain other risks associated with the Portfolio's additional investment activities, see "Other Investment Practices" above.

MANAGEMENT
----------
THE PORTFOLIO'S ADVISERS

The Chase Manhattan Bank ("Chase") is the Portfolio's investment adviser under an Investment Advisory Agreement and has overall responsibility for investment decisions of the Portfolio, subject to the oversight of the Board of Trustees. Chase is a wholly-owned subsidiary of The Chase Manhattan Corporation, a bank holding company. Chase and its predecessors have over 100 years of money management experience.

For its investment advisory services to the Portfolio, Chase is entitled to receive an annual fee computed daily and paid monthly based at an annual rate equal to 0.40% of the Portfolio's average daily net assets. Chase is located at 270 Park Avenue, New York, New York 10017.

Chase Asset Management, Inc. ("CAM"), a registered investment adviser, is the Portfolio's sub-investment adviser under a Sub- Investment Advisory Agreement between CAM and Chase. CAM is a wholly-owned operating subsidiary of Chase. CAM makes investment decisions for the Portfolio on a day-to-daybasis. For these services, CAM is entitled to receive a fee, payable by Chase from its advisory fee, at an annual rate equal to 0.20% of the Portfolio's average daily net assets. CAM was recently formed for the purpose of providing discretionary investment advisory services to institutional clients and to consolidate Chase's investment management function. The same individuals who serve as portfolio managers for Chase also serve as portfolio managers for CAM. CAM is located at 1211 Avenue of the Americas, New York, New York 10036.


PORTFOLIO MANAGERS. David Klassen, Director, U.S. Funds Management and Equity Research at Chase, and Tony Gleason, a Vice President of Chase, have been responsible for the management of the Portfolio since September 1995. Mr. Klassen is responsible for asset allocation and investment strategy for Chase's domestic equity portfolios. Mr. Klassen joined Chase in March 1992. Prior to joining Chase, Mr. Klassen was a vice president and portfolio manager at Dean Witter Reynolds, responsible for managing several mutual funds and other accounts. Mr. Klassen is also a manager of Vista Small Cap Equity Fund and Vista Growth and Income Portfolio. Mr. Gleason is also responsible for managing Vista Equity Income Fund. Mr. Gleason joined Chase in 1995 with 10 years of investment experience. Prior to joining Chase, Mr. Gleason spent nine years as a Vice President and Portfolio Manager with Prudential Equity Management.


ABOUT YOUR INVESTMENT
---------------------
CHOOSING A SHARE CLASS

CLASS A SHARES. An investor who purchases Class A shares pays a sales charge at the time of purchase. As a result, Class A shares are not subject to any sales charges when they are redeemed. Certain purchases of Class A shares qualify for reduced sales charges. Class A shares have lower combined 12b-1 and service fees than Class B shares. See "How to Buy, Sell and Exchange Shares" and "Other Information Concerning the Fund."

CLASS B SHARES. Class B shares are sold without an initial sales charge, but are subject to a contingent deferred sales charge ("CDSC") if redeemed within a specified period after purchase. Class B shares also have higher combined 12b-1 and service fees than Class A shares.

Class B shares automatically convert into Class A shares, based on relative net asset value, at the beginning of the ninth year after purchase. For more information about the conversion of Class B shares, see the SAI. This discussion will include information about how shares acquired through reinvestment of distributions are treated for conversion purposes. Class B shares provide an investor the benefit of putting all of the investor's dollars to work from the time the investment is made. Until conversion, Class B shares will have a higher expense ratio and pay lower dividends than Class A shares because of the higher combined 12b-1 and service fees. See "How to Buy, Sell and Exchange Shares" and "Other Information Concerning the Fund."


WHICH ARRANGEMENT IS BEST FOR YOU? The decision as to which class of shares provides a more suitable investment for you depends on a number of factors, including the amount and intended length of the investment. If you are making an investment that qualifies for reduced sales charges, you might consider Class A shares. If you prefer not to pay an initial sales charge, you might consider Class B shares. In almost all cases, if you are planning to purchase $250,000 or more of the Fund's shares you will pay lower aggregate charges and expenses by purchasing Class A shares.


HOW TO BUY, SELL
AND EXCHANGE SHARES
-------------------
HOW TO BUY SHARES

You can open a Fund account with as little as $2,500 for regular accounts or $1,000 for IRAs, SEP-IRAs and the Systematic Investment Plan. Additional investments can be made at any time with as little as $100. You can buy Fund shares three ways--through an investment representative, through the Fund's distributor by calling the Vista Service Center, or through the Systematic Investment Plan.

All purchases made by check should be in U.S. dollars and made payable to the Vista Funds. Third party checks, credit cards and cash will not be accepted. The Fund reserves the right to reject any purchase order or cease offering shares for purchase at any time. When purchases are made by check, redemptions will not be allowed until the check clears, which may take 15 calendar days or longer. In addition, the redemption of shares purchased through Automated Clearing House (ACH) will not be allowed until your payment clears, which may take 7 business days or longer.

BUYING SHARES THROUGH THE FUND'S DISTRIBUTOR. Complete and return the enclosed application and your check in the amount you wish to invest to the Vista Service Center.

BUYING SHARES THROUGH SYSTEMATIC INVESTING. You can make regular investments of $100 or more per transaction through automatic periodic deduction from your bank checking or savings account. Shareholders electing to start this Systematic Investment Plan when opening an account should complete Section 8 of the account application. Current shareholders may begin such a plan at any time by sending a signed letter and a deposit slip or voided check to the Vista Service Center. Call the Vista Service Center at 1-800-34-VISTA for complete instructions.


Shares are purchased at the public offering price, which is based on the net asset value next determined after the Vista Service Center receives your order in proper form. In most cases, in order to receive that day's public offering price, the Vista Service Center must receive your order in proper form before the close of regular trading on the New York

Stock Exchange. If you buy shares through your investment representative, the representative must receive your order before the close of regular trading on the New York Stock Exchange to receive that day's public offering price. Orders are in proper form only after funds are converted to federal funds. Orders paid by check and received by 2:00 p.m., Eastern Time will generally be available for the purchase of shares the following business day.


If you are considering redeeming or exchanging shares or transferring shares to another person shortly after purchase, you should pay for those shares with a certified check to avoid any delay in redemption, exchange or transfer. Otherwise the Fund may delay payment until the purchase price of those shares has been collected or, if you redeem by telephone, until 15 calendar days after the purchase date. To eliminate the need for safekeeping, the Fund will not issue certificates for your Class A shares unless you request them. Due to the conversion feature of Class B shares, certificates for Class B shares will not be issued and all Class B shares will be held in book entry form.

                                Class A Shares
                                --------------

The public offering price of Class A shares is the net asset value plus a sales charge that varies depending on the size of your purchase. The Fund receives the net asset value. The sales charge is allocated between your broker-dealer and the Fund's distributor as shown in the following table, except when the Fund's distributor, in its discretion, allocates the entire amount to your broker-dealer.



                                                                 Amount of
                                     Sales charge as a         sales charge
                                       percentage of:          reallowed to
                                     -----------------         dealers as a
Amount of transaction at          Offering     Net amount     percentage of
  offering price ($)                Price       invested      offering price
------------------------------    --------     ----------     ---------------
Under 100,000                       4.75           4.99            4.00
100,000 but under 250,000           3.75           3.90            3.25
250,000 but under 500,000           2.50           2.56            2.25
500,000 but under 1,000,000         2.00           2.04            1.75


There is no initial sales charge on purchases of Class A shares of $1 million or more.

The Fund's distributor pays broker-dealers commissions on net sales of Class A shares of $1 million or more based on an investor's cumulative purchases. Such commissions are paid at the rate of 1.00% of the amount under $2.5 million, 0.75% of the next $7.5 million, 0.50% of the next $40 million and 0.20% thereafter. The Fund's distributor may withhold such payments with respect to short-term investments.

                                Class B Shares
                                --------------

Class B shares are sold without an initial sales charge, although a CDSC will be imposed if you redeem shares within a specified period after purchase, as shown in the table below. The following types of shares may be redeemed without charge at any time: (i) shares acquired by reinvestment of distributions and (ii) shares otherwise exempt from the CDSC, as described below. For other shares, the amount of the charge is determined as a percentage of the lesser of the current market value or the purchase price of shares being redeemed.


 Year       1      2      3      4      5      6      7      8+
---------------------------------------------------------------
CDSC        5%     4%     3%     3%     2%     1%     0%     0%


In determining whether a CDSC is payable on any redemption, the Fund will first redeem shares not subject to any charge, and then shares held longest during the CDSC period. When a share that has appreciated in value is redeemed during the CDSC period, a CDSC is assessed only on its initial purchase price. For information on how sales charges are calculated if you exchange your shares, see "How to Exchange Your Shares." The Fund's distributor pays broker-dealers a commission of 4.00% of the offering price on sales of Class B shares, and the distributor receives the entire amount of any CDSC you pay.

GENERAL

You may be eligible to buy Class A shares at reduced sales charges. Consult your investment representative or the Vista Service Center for details about Vista's combined purchase privilege, cumulative quantity discount, statement of intention, group sales plan, employee benefit plans, and other plans. Descriptions are also included in the enclosed application and in the SAI. In addition, sales charges are waived if you are using redemption proceeds received within the prior ninety days from non-Vista mutual funds to buy your shares, and on which you paid a front-end or contingent deferred sales charge.

Some participant-directed employee benefit plans participate in a "multi-fund" program which offers both Vista and non-Vista mutual funds. With Board of Trustee approval, the money that is invested in Vista Funds may be combined with the other mutual funds in the same program when determining the Plan's eligibility to buy Class A shares without a sales charge. These investments will also be included for purposes of the discount privileges and programs described above.


The Fund may sell Class A shares at net asset value without an initial sales charge to the Fund's current and retired Trustees (and their immediate families), current and retired employees (and their immediate families) of Chase, the Fund's distributor and transfer agent or any affiliates or subsidiaries thereof, registered representatives and other employees (and their immediate families) of broker-dealers having selected dealer agreements with the Fund's distributor, employees (and their immediate families) of financial institutions having selected dealer agreements with the Fund's distributor (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of Vista fund shares), financial institution trust departments investing an aggregate of $1 million or more in the Vista Family of Funds and clients of certain administrators of tax-qualified plans when proceeds from repayments of loans to participants are invested (or reinvested) in the Vista Family of Funds.

No initial sales charge will apply to the purchase of the Fund's Class A shares if you are investing the proceeds of a qualified retirement plan where a portion of the plan was invested in the Vista Family of Funds, any qualified retirement plan with 50 or more participants, or an individual participant in a tax-qualified plan making a tax-free rollover or transfer of assets from the plan in which Chase or an affiliate serves as trustee or custodian of the plan or manages some portion of the plan's assets.

Purchases of the Fund's Class A shares may be made with no initial sales charge through an investment adviser or financial planner that charges a fee for its services. Purchases of the Fund's Class A shares may be made with no initial sales charge (i) by an investment adviser, broker or financial planner, provided arrangements are preapproved and purchases are placed through an omnibus account with the Fund or (ii) by clients of such investment adviser or financial planner who place trades for their own accounts, if such accounts are linked to a master account of such investment adviser or financial planner on the books and records of the broker or agent. Such purchases may also be made for retirement and deferred compensation plans and trusts used to fund those plans.


Investors may incur a fee if they effect transactions through a broker or agent.


Purchases of the Fund's Class A shares may be made with no initial sales charge in accounts opened by a bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund, the Fund's distributor or the Vista Service Center.

Shareholders of record of any Vista fund as of November 30, 1990 and certain immediate family members may purchase the Fund's Class A shares with no initial sales charge for as long as they continue to own Class A shares of any Vista fund, provided there is no change in account registration.

The Fund may sell Class A shares at net asset value without an initial sales charge in connection with the acquisition by the Fund of assets of an investment company or personal holding company. The CDSC will be waived on redemption of Class B shares arising out of death or disability or in connection with certain withdrawals from IRA or other retirement plans. Up to 12% of the value of Class B shares subject to a systematic withdrawal plan may also be redeemed each year without a CDSC, provided that the Class B account had a minimum balance of $20,000 at the time the systematic withdrawal plan was established. The SAI contains additional information about purchasing the Fund's shares at reduced sales charges.

The Fund reserves the right to change any of these policies on purchases without an initial sales charge at any time and may reject any such purchase request.

For shareholders that bank with Chase, Chase may aggregate investments in the Vista Funds with balances held in Chase bank accounts for purposes of determining eligibility for certain bank privileges that are based on specified minimum balance requirements, such as reduced or no fees for certain banking services or preferred rates on loans and deposits. Chase and certain broker- dealers and other shareholder servicing agents may, at their own expense, provide gifts, such as computer software packages, guides and books related to investment or additional Fund shares valued up to $250 to their customers that invest in the Vista Funds.

Shareholders of other Vista funds may be entitled to exchange their shares for, or reinvest distributions from their funds in, shares of the Fund at net asset value.

HOW TO SELL SHARES

You can sell your Fund shares any day the New York Stock Exchange is open, either directly to the Fund or through your investment representative. The Fund will only forward redemption payments on shares for which it has collected payment of the purchase price.

SELLING SHARES DIRECTLY TO THE FUND. Send a signed letter of instruction to the Vista Service Center, along with any certificates that represent shares you want to sell. The price you will receive is the next net asset value calculated after the Fund receives your request in proper form, less any applicable CDSC. In order to receive that day's net asset value, the Vista Service Center must receive your request before the close of regular trading on the New York Stock Exchange.

If you sell shares having a net asset value of $100,000 or more, the signatures of registered owners or their legal representatives must be guaranteed by a bank, broker-dealer or certain other financial institutions. See the SAI for more information about where to obtain a signature guarantee.

If you want your redemption proceeds sent to an address other than your address as it appears on Vista's records, a signature guarantee is required. The Fund may require additional documentation for the sale of shares by a corporation, partnership, agent or fiduciary, or a surviving joint owner. Contact the Vista Service Center for details.

DELIVERY OF PROCEEDS. The Fund generally sends you payment for your shares the business day after your request is received in proper form, assuming the Fund has collected payment of the purchase price of your shares. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

TELEPHONE REDEMPTIONS. You may use Vista's Telephone Redemption Privilege to redeem shares from your account unless you have notified the Vista Service Center of an address change within the preceding 30 days. Telephone redemption requests in excess of $25,000 will only be made by wire to a bank account on record with the Fund. Unless an investor indicates otherwise on the account application, the Fund will be authorized to act upon redemption and transfer instructions received by telephone from a shareholder, or any person claiming to act as his or her representative, who can provide the Fund with his or her account registration and address as it appears on the Fund's records.

The Vista Service Center will employ these and other reasonable procedures to confirm that instructions communicated by telephone are genuine; if it fails to employ reasonable procedures, the Fund may be liable for any losses due to unauthorized or fraudulent instructions. An investor agrees, however, that to the extent permitted by applicable law, neither the Fund nor its agents will be liable for any loss, liability, cost or expense arising out of any redemption request, including any fraudulent or unauthorized request. For information, consult the Vista Service Center.

During periods of unusual market changes and shareholder activity, you may experience delays in contacting the Vista Service Center by telephone. In this event, you may wish to submit a written redemption request, as described above, or contact your investment representative. The Telephone Redemption Privilege is not available if you were issued certificates for shares that remain outstanding. The Telephone Redemption Privilege may be modified or terminated without notice.

SYSTEMATIC WITHDRAWAL. You can make regular withdrawals of $50 or more ($100 or more for Class B accounts) monthly, quarterly or semiannually. A minimum account balance of $5,000 is required to establish a systematic withdrawal plan for Class A accounts. Call the Vista Service Center at 1-800-34-VISTA for complete instructions.

SELLING SHARES THROUGH YOUR INVESTMENT REPRESENTATIVE. Your investment representative must receive your request before the close of regular trading on the New York Stock Exchange to receive that day's net asset value. Your investment representative will be responsible for furnishing all necessary documentation to the Vista Service Center, and may charge you for its services.


INVOLUNTARY REDEMPTION OF ACCOUNTS. The Fund may involuntarily redeem your shares if at such time the aggregate net asset value of the shares in your account is less than $500 due to redemptions or if you purchase through the Systematic Investment Plan and fail to meet the Fund's investment minimum within a twelve month period. In the event of any such redemption, you will receive at least 60 days notice prior to the redemption. In the event the Fund redeems Class B shares pursuant to this provision, no CDSC will be imposed.


HOW TO EXCHANGE YOUR SHARES

You can exchange your shares for shares of the same class of certain other Vista funds at net asset value beginning 15 days after purchase. Not all Vista funds offer all classes of shares. The prospectus of the other Vista fund into which shares are being exchanged should be read carefully and retained for future reference. If you exchange shares subject to a CDSC, the transaction will not be subject to the CDSC. However, when you redeem the shares acquired through the exchange, the redemption may be subject to the CDSC, depending upon when you originally purchased the shares. The CDSC will be computed using the schedule of any fund into or from which you have exchanged your shares that would result in your paying the highest CDSC applicable to your class of shares. In computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange.

EXCHANGING TO MONEY MARKET FUNDS. An exchange of Class B shares into any of the Vista money market funds other than the Class B shares of the Vista Prime Money Market Fund will be treated as a redemption--and therefore subject to the conditions of the CDSC--and a subsequent purchase. Class B shares of any Vista non-money market fund may be exchanged into the Class B shares of the Vista Prime Money Market Fund in order to continue the aging of the initial purchase of such shares.

For federal income tax purposes, an exchange is treated as a sale of shares and generally results in a capital gain or loss.

EXCHANGING BY PHONE. A Telephone Exchange Privilege is currently available. Call the Vista Service Center for procedures for telephone transactions. The Telephone Exchange Privilege is not available if you were issued certificates for shares that remain outstanding. Ask your investment representative or the Vista Service Center for prospectuses of other Vista funds. Shares of certain Vista funds are not available to residents of all states.

EXCHANGE PARAMETERS. The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other circumstances where Vista management or the Trustees believe doing so would be in the best interests of the Fund, the Fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. In addition, any shareholder who makes more than ten exchanges of shares involving the Fund in a year or three in a calendar quarter will be charged a $5.00 administration fee for each such exchange. Shareholders would be notified of any such action to the extent required by law. Consult the Vista Service Center before requesting an exchange. See the SAI to find out more about the exchange privilege.


REINSTATEMENT PRIVILEGE. Upon written request, Class A shareholders have a one time privilege of reinstating their investment in the Fund at net asset value within 90 calendar days of the redemption. The reinstatement request must be accompanied by payment for the shares (not in excess of the redemption), and shares will be purchased at the next determined net asset value. Class B shareholders who have redeemed their shares and paid a CDSC with such redemption may purchase Class A shares with no initial sales charge (in an amount not in excess of their redemption proceeds) if the purchase occurs within 90 days of the redemption of the Class B shares.

HOW THE FUND
VALUES ITS SHARES
-----------------

The net asset value of each class of the Fund's shares is determined once daily based upon prices determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time, however, options are priced at 4:15 p.m., Eastern time), on each business day of the Fund, by dividing the net assets of the Fund attributable to that class by the total number of outstanding shares of that class. Values of assets held by the Fund (i.e., the value of its investment in the Portfolio and its other assets) are determined on the basis of their market or other fair value, as described in the SAI.

HOW DISTRIBUTIONS ARE
MADE; TAX INFORMATION
---------------------

The Fund distributes any net investment income at least semi- annually and any net realized capital gains at least annually. Capital gains are distributed after deducting any available capital loss carryovers. Distributions paid by the Fund with respect to Class A shares will generally be greater than those paid with respect to Class B shares because expenses attributable to Class B shares will generally be higher.

DISTRIBUTION PAYMENT OPTION. You can choose from three distribution options: (1) reinvest all distributions in additional Fund shares without a sales charge; (2) receive distributions from net investment income in cash or by ACH to a pre-established bank account while reinvesting capital gains distributions in additional shares without a sales charge; or (3) receive all distributions in cash or by ACH. You can change your distribution option by notifying the Vista Service Center in writing. If you do not select an option when you open your account, all distributions will be reinvested. All distributions not paid in cash or by ACH will be reinvested in shares of the same share class. You will receive a statement confirming reinvestment of distributions in additional Fund shares promptly following the quarter in which the reinvestment occurs.


If a check representing a Fund distribution is not cashed within a specified period, the Vista Service Center will notify you that you have the option of requesting another check or reinvesting the distribution in the Fund or in an established account of another Vista fund without a sales charge. If the Vista Service Center does not receive your election, the distribution will be reinvested in the Fund. Similarly, if the Fund or the Vista Service Center sends you correspondence returned as "undeliverable," distributions will automatically be reinvested in the Fund.


The Fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. The Fund intends to distribute substantially all of its ordinary income and capital gain net income on a current basis. If the Fund does not qualify as a regulated investment company for any taxable year or does not make such distributions, the Fund will be subject to tax on all of its income and gains.

TAXATION OF DISTRIBUTIONS. Fund distributions other than net long-term capital gains will be taxable to you as ordinary income. Distributions of net long-term capital gains will be taxable as such, regardless of how long you have held the shares. The taxation of your distribution is the same whether received in cash or in shares through the reinvestment of distributions.

You should carefully consider the tax implications of purchasing shares just prior to a distribution. This is because you will be taxed on the entire amount of the distribution received, even though the net asset value per share will be higher on the date of such purchase as it will include the distribution amount.

Early in each calendar year the Fund will notify you of the amount and tax status of distributions paid to you by the Fund for the preceding year.

The above is only a summary of certain federal income tax consequences of investing in the Fund. You should consult your tax adviser to determine the precise effect of an investment in the Fund on your particular tax situation (including possible liability for state and local taxes and, for foreign shareholders, U.S. withholding taxes).

OTHER INFORMATION
CONCERNING THE FUND
-------------------
DISTRIBUTION PLANS

The Fund's distributor is Vista Fund Distributors, Inc. ("VFD"). VFD is a subsidiary of The BISYS Group, Inc. and is unaffiliated with Chase. The Trust has adopted Rule 12b-1 distribution plans for Class A and Class B shares, which provide for the payment of distribution fees at annual rates of up to 0.25% and 0.75% of the average daily net assets attributable to Class A and Class B shares of the Fund, respectively. Payments under the distribution plans shall be used to compensate or reimburse the Fund's distributor and broker-dealers for services provided and expenses incurred in connection with the sale of Class A and Class B shares, and are not tied to the amount of actual expenses incurred. Payments may be used to compensate broker-dealers with trail or maintenance commissions at an annual rate of up to 0.20% of the average daily net asset value of Class A shares, or 0.25% of the average daily net asset value of the Class B shares invested in the Fund by customers of these broker-dealers. Trail or maintenance commissions are paid to broker-dealers beginning the 13th month following the purchase of shares by their customers. Promotional activities for the sale of Class A and Class B shares will be conducted generally by the Vista Family of Funds, and activities intended to promote the Fund's Class A or Class B shares may also benefit the Fund's other shares and other Vista funds.

Class A shares are also permitted to pay an additional fee at an annual rate of up to 0.05% of its average daily net asset value in anticipation of, or as reimbursement for, expenses incurred in connection with print or electronic media advertising in connection with the sale of Fund shares. When such expenses are incurred, the maximum compensation paid by the Class A shares under the Class A distribution plan would be at an annual rate of 0.25% of its average daily net asset value.

VFD may provide promotional incentives to broker-dealers that meet specified sales targets for one or more Vista funds. These incentives may include gifts of up to $100 per person annually; an occasional meal, ticket to a sporting event or theater for entertainment for broker-dealers and their guests; and payment or reimbursement for travel expenses, including lodging and meals, in connection with attendance at training and educational meetings within and outside the U.S.

SHAREHOLDER SERVICING AGENTS

The Trust has entered into shareholder servicing agreements with certain shareholder servicing agents (including Chase) under which the shareholder servicing agents have agreed to provide certain support services to their customers who beneficially own Class A or Class B shares of the Fund. These services include assisting with purchase and redemption transactions, maintaining shareholder accounts and records, furnishing customer statements, transmitting shareholder reports and communications to customers and other similar shareholder liaison services. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.25% of the average daily net assets of Class A and Class B shares of the Fund held by investors for whom the shareholder servicing agent maintains a servicing relationship. Shareholder servicing agents may subcontract with other parties for the provision of shareholder support services.

Shareholder servicing agents may offer additional services to their customers, such as pre-authorized or systematic purchase and redemption plans. Each shareholder servicing agent may establish its own terms and conditions, including limitations on the amounts of subsequent transactions, with respect to such services. Certain shareholder servicing agents may (although they are not required by the Trust to do so) credit to the accounts of their customers from whom they are already receiving other fees an amount not exceeding such other fees or the fees for their services as shareholder servicing agents.

Chase and/or VFD may from time to time, at their own expense out of compensation retained by them from the Fund or other sources available to them, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers. These services include maintaining account records, processing orders to purchase, redeem and exchange Fund shares and responding to certain customer inquiries. The amount of such compensation may be up to an additional 0.10% annually of the average net assets of the Fund attributable to shares of the Fund held by customers of such shareholder servicing agents. Such compensation does not represent an additional expense to the Fund or its shareholders, since it will be paid by Chase and/or VFD.

ADMINISTRATOR AND
SUB-ADMINISTRATOR

Chase acts as the administrator for the Fund and the Portfolio and is entitled to receive from each of the Fund and the Portfolio a fee computed daily and paid monthly at an annual rate equal to 0.05% of their average daily net assets.


VFD provides certain sub- administrative services to the Fund pursuant to a distribution and sub-administration agreement and is entitled to receive a fee for these services from the Fund at an annual rate equal to 0.05% of the Fund's average daily net assets. VFD has agreed to use a portion of this fee to pay for certain expenses incurred in connection with organizing new series of the Trust and certain other ongoing expenses of the Trust. VFD is located at 450 West 33rd Street, New York, New York 10001-2603.


CUSTODIAN


Chase acts as the custodian and fund accountant for the Fund and the Portfolio and receives compensation under separate agreements with the Trust and the Portfolio. Portfolio securities and cash may be held by sub-custodian banks if such arrangements are reviewed and approved by the Trustees.


EXPENSES


The Fund pays the expenses incurred in its operations, including its pro rata share of expenses of the Trust and the Portfolio. These expenses include investment advisory and administrative fees; the compensation of the Trustees; registration fees; interest charges; taxes; expenses connected with the execution, recording and settlement of security transactions; fees and expenses for custody services, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to government offices and commissions; expenses of meetings of investors; fees and expenses of independent accountants, of legal counsel and of any transfer agent, registrar or dividend disbursing agent of the Trust or Portfolio; insurance premiums; and expenses of calculating the net asset value of, and the net income on, shares of the Fund. Shareholder servicing and distribution fees are allocated to specific classes of the Fund. In addition, the Fund may allocate transfer agency and certain other expenses by class. Service providers to the Fund or Portfolio may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled.


ORGANIZATION AND
DESCRIPTION OF SHARES

The Fund is a portfolio of Mutual Fund Group, an open-end management investment company organized as a Massachusetts business trust in 1987 (the "Trust").

The Trust has reserved the right to create and issue additional series and classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Shares have no preemptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each whole share held, and each fractional share shall be entitled to a proportionate fractional vote, except that Trust shares held in the treasury of the Trust shall not be voted. Shares of each class of the Fund generally vote together except when required under federal securities laws to vote separately on matters that only affect a particular class, such as the approval of distribution plans for a particular class.

The Fund issues multiple classes of shares. This Prospectus relates only to Class A and Class B shares of the Fund. The Fund offers other classes of shares in addition to these classes. The categories of investors that are eligible to purchase shares and minimum investment requirements may differ for each class of Fund shares. In addition, other classes of Fund shares may be subject to differences in sales charge arrangements, ongoing distribution and service fee levels, and levels of certain other expenses, which will affect the relative performance of the different classes. Investors may call 1-800-34-VISTA to obtain additional information about other classes of shares of the Fund that are offered. Any person entitled to receive compensation for selling or servicing shares of the Fund may receive different levels of compensation with respect to one class of shares over another.

The business and affairs of the Trust are managed under the general direction and supervision of its Board of Trustees. The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of all series or classes when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote. The Trustees will promptly call a meeting of shareholders to remove a trustee(s) when requested to do so in writing by record holders of not less than 10% of all outstanding shares of the Trust.

Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

UNIQUE CHARACTERISTICS
OF MASTER/FEEDER FUND STRUCTURE

Unlike other mutual funds which directly acquire and manage their own portfolio securities, the Fund invests all of its investable assets in the Portfolio, a separate registered investment company. Therefore, a shareholder's interest in the Portfolio's securities is indirect. In addition to selling a beneficial interest to the Fund, the Portfolio may sell beneficial interests to other mutual funds or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, other investors investing in the Portfolio are not required to sell their shares at the same public offering prices as the Fund, and may bear different levels of ongoing expenses than the Fund. Shareholders of the Fund should be aware that these differences may result in differences in returns experienced in the different funds that invest in the Portfolio. Such differences in returns are also present in other mutual fund structures.

Smaller funds investing in the Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may experience higher pro rata operating expenses, thereby producing lower returns. Additionally, the Portfolio may become less diverse, resulting in increased portfolio risk. However, this possibility also exists for traditionally structured funds which have large or institutional investors. Funds with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio. Whenever the Trust is requested to vote on matters pertaining to the Portfolio, the Trust will hold a meeting of shareholders of the Fund and will cast all of its votes in the same proportion as do the Fund's shareholders. Shares of the Fund for which no voting instructions have been received will be voted in the same proportion as those shares for which voting instructions are received. Certain changes in the Portfolio's objective, policies or restrictions may require the Trust to withdraw the Fund's interest in the Portfolio. Any withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution from the Portfolio). The Fund could incur brokerage fees or other transaction costs in converting such securities to cash. In addition, a distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund.

The same individuals who are disinterested Trustees of the Trust serve as Trustees of the Portfolio. The Trustees of the Trust, including a majority of the disinterested Trustees, have adopted procedures they believe are reasonably appropriate to deal with resulting potential conflicts of interest, up to and including creating a separate Board of Trustees.

Investors in the Fund may obtain information about whether an investment in the Portfolio may be available through other funds by calling the Vista Service Center at 1-800-34-VISTA.

PERFORMANCE INFORMATION
-----------------------

The Fund's investment performance may from time to time be included in advertisements about the Fund. Performance is calculated separately for each class of shares, in the manner described in the SAI. "Yield" for each class of shares is calculated by dividing the annualized net investment income per share during a recent 30-day period by the maximum public offering price per share of such class on the last day of that period.

"Total return" for the one-, five- and ten-year periods (or since inception, if shorter) through the most recent calendar quarter represents the average annual compounded rate of return on an investment of $1,000 in the Fund invested at the maximum public offering price (in the case of Class A shares) or reflecting the deduction of any applicable contingent deferred sales charge (in the case of Class B shares). Total return may also be presented for other periods or without reflecting sales charges. Any quotation of investment performance not reflecting the maximum initial sales charge or contingent deferred sales charge would be reduced if such sales charges were used.

All performance data is based on the Fund's past investment results and does not predict future performance. Investment performance, which will vary, is based on many factors, including market conditions, the composition of the Fund's portfolio, the Fund's operating expenses and which class of shares you purchase. Investment performance also often reflects the risks associated with the Fund's investment objectives and policies. These factors should be considered when comparing the Fund's investment results to those of other mutual funds and other investment vehicles. Quotation of investment performance for any period when a fee waiver or expense limitation was in effect will be greater than if the waiver or limitation had not been in effect. The Fund's performance may be compared to other mutual funds, relevant indices and rankings prepared by independent services. See the SAI.

                     MAKE THE MOST OF YOUR VISTA PRIVILEGES
                     --------------------------------------

The following services are available to you as a Vista mutual fund shareholder.

o SYSTEMATIC INVESTMENT PLAN--Invest as much as you wish ($100 or more) in the first or third week of any month. The amount will be automatically transferred from your checking or savings account.

o SYSTEMATIC WITHDRAWAL PLAN--Make regular withdrawals of $50 or more ($100 or more for Class B accounts) monthly, quarterly or seminannually. A minimum account balance of $5,000 is required to establish a systematic withdrawal plan for Class A accounts.

o SYSTEMATIC EXCHANGE--Transfer assets automatically from one Vista account to another on a regular, prearranged basis. There is no additional charge for this service.

o FREE EXCHANGE PRIVILEGE--Exchange money between Vista funds in the same class of shares without charge. The exchange privilege allows you to adjust your investments as your objectives change. Investors may not maintain, within the same fund, simultaneous plans for systematic investment or exchange and systematic withdrawal or exchange.

o REINSTATEMENT PRIVILEGE--Class A shareholders have a one time privilege of reinstating their investment in the Fund at net asset value next determined subject to written request within 90 calendar days of the redemption, accompanied by payment for the shares (not in excess of the redemption).

   Class B shareholders who have redeemed their shares and paid a CDSC with such redemption may purchase Class A shares with no initial sales charge (in an amount not in excess of their redemption proceeds) if the purchase occurs within 90 days of the redemption of the Class B shares.

For more information about any of these services and privileges, call your shareholder servicing agent, investment representative or the Vista Service Center at 1-800-34-VISTA. These privileges are subject to change or termination.

Vista Family of Mutual Funds & Retirement Products

VISTA INTERNATIONAL EQUITY FUNDS
Southeast Asian Fund
Japan Fund
European Fund
International Equity Fund

VISTA U.S. EQUITY FUNDS
Small Cap Equity Fund
The Growth Fund of Washington
Capital Growth Fund
Growth and Income Fund
Large Cap Equity Fund
Balanced Fund
Equity Income Fund

VISTA FIXED INCOME FUNDS
Bond Fund
U.S. Government Securities Fund
U.S. Treasury Income Fund
Short-Term Bond Fund

VISTA TAX-FREE FUNDS(1)
New York Tax Free Income Fund
California Intermediate Tax Free Fund
Tax Free Income Fund

VISTA TAX-FREE MONEY MARKET FUNDS(1,2)
New York Tax Free Money Market Fund
Connecticut Daily Tax Free Income Fund Select Shares(3)
New Jersey Daily Municipal Income Fund Select Shares(3)
Tax Free Money Market Fund
California Tax Free Money Market Fund

VISTA TAXABLE MONEY MARKET FUNDS(2)
Cash Management Money Market Fund
Federal Money Market Fund
100% U.S. Treasury Securities Money Market Fund
U.S. Government Money Market Fund
Treasury Plus Money Market Fund

VISTA RETIREMENT PRODUCTS
Vista Capital Advantage Variable Annuity(4)
Vista 401(k) Advantage

For complete information on the Vista Mutual Funds or Retirement Products, including information about fees and expenses, call your investment professional or 1-800-34-VISTA for a prospectus. Please read it carefully before you invest or send money.

1 Some income may be subject to certain state and local taxes. A portion of the income may be subject to the federal alternative minimum tax for some investors.

2 An investment in a Money Market Fund is neither insured nor guaranteed by the U.S. Government. Yields will fluctuate, and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

3 Vista Select Shares of these funds are not a part of, or affiliated with, the Vista Family of Mutual Funds. Reich & Tang Distributors L.P. and New England Investment Companies L.P., which are unaffiliated with Chase, are the funds' distributor and investment adviser, respectively.

4 The variable annuity contract is issued by First SunAmerica Life Insurance Company in New York; in other states, but not necessarily all states, it is issued by Anchor National Life Insurance Company.

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




                      (This Page Intentionally Left Blank)

VISTA SERVICE CENTER
P.O. Box 419392
Kansas City, MO 64141-6392

TRANSFER AGENT AND DIVIDEND PAYING AGENT
DST Systems, Inc.
210 West 10th Street
Kansas City, MO 64105

LEGAL COUNSEL
Simpson Thacher & Bartlett
425 Lexington Avenue
New York, NY 10017

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, NY 10036

[Vista Logo]
P.O. Box 419392
Kansas City, MO 64141-6392


VCG-1-297X

                                  [Vista Logo]

                           VISTA CAPITAL GROWTH FUND

                       AMENDMENT DATED DECEMBER 29, 1997
                   TO THE PROSPECTUS FOR CLASS A AND B SHARES
                            DATED FEBRUARY 28, 1997

By this amendment, the accompanying Prospectus is redated December 29, 1997.

The purpose of this Amendment is to reflect that the Fund now offers Class C shares, in addition to Class A and B shares through the Prospectus. In that connection, the changes identified below are made to the accompanying Prospectus.

In the section of the Prospectus entitled "Expense Summary," the following tables are inserted in lieu of the existing tables:

                                EXPENSE SUMMARY

Expenses are one of several factors to consider when investing. The following table summarizes your costs from investing in the Fund based on expenses incurred in the most recent fiscal year. The examples show the cumulative expenses attributable to a hypothetical $1,000 investment over specified periods.

                                                      Class A  Class B  Class C
                                                      Shares   Shares   Shares
                                                      ------   ------   ------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on Purchases
  (as a percentage of offering price)   ............   4.75%    None     None
Maximum Deferred Sales Charge
  (as a percentage of the lower of original purchase
  price or redemption proceeds)*  ..................   None     5.00%    1.00%

ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net assets)
Investment Advisory Fee  ...........................   0.40%    0.40%    0.40%
12b-1 Fee**  .......................................   0.25%    0.75%    0.75%#
Shareholder Servicing Fee   ........................   0.25%    0.25%    0.25%#
Other Expenses  ....................................   0.40%    0.40%    0.40%
                                                       ----     ----     ----
Total Fund Operating Expenses  .....................   1.30%    1.80%    1.80%
                                                       ====     ====     ====

EXAMPLES

Your investment of $1,000 would incur the following expenses, assuming 5% annual return:

                                               1 Year     3 Years     5 Years     10 Years
                                               -------    --------    --------    --------
Class A Shares+  ...........................   $60        $87         $115        $197
Class B Shares:
  Assuming complete redemption at the end of
   the period++ +++ ........................   $70        $90         $121        $198
 Assuming no redemptions +++ ...............   $18        $57         $ 97        $198
Class C Shares:
  Assuming complete redemption at the end of
   the period++  ...........................   $29        $57         $ 97        $212
 Assuming no redemptions  ..................   $18        $57         $ 97        $212

   * The maximum deferred sales charge on Class B shares applies to redemptions during the first year after purchase; the charge generally declines by 1% annually thereafter (except in the fourth year), reaching zero after six years. The maximum deferred sales charge on Class C shares applies to redemptions during the first year after purchase; the charge is 1% during the first year and zero thereafter. See "How to Buy, Sell and Exchange Shares."
  ** Long-term shareholders in mutual funds with 12b-1 fees, such as Class A and Class B shareholders of the Fund, may pay more than the economic equivalent of the maximum front-end sales charge permitted by rules of the National Association of Securities Dealers, Inc.
  # Beginning with the 13th month following the purchase of Class C shares by their customers, broker-dealers receive payments at an annual rate of 1.00% of the average daily net asset value of the Class C shares invested in the Fund by their customers, consisting of a 12b-1 distribution fee at an annual rate of 0.75% of such assets and a service fee at an annual rate of 0.25% of such assets.
  +  Assumes deduction at the time of purchase of the maximum sales charge.
 ++ Assumes deduction at the time of redemption of the maximum applicable deferred sales charge.
+++ Ten-year figures assume conversion of Class B shares to Class A shares at the beginning of the ninth year after purchase. See "How to Buy, Sell and Exchange Shares."

The table is provided to help you understand the expenses of investing in the Fund and your share of the operating expenses that the Fund incurs directly and through the Portfolio. The examples should not be considered representations of past or future expenses or returns; actual expenses and returns may be greater or less than shown.

Charges or credits, not reflected in the expense table above, may be incurred directly by customers of financial institutions in connection with an investment in the Fund. The Fund understands that Shareholder Servicing Agents may credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees received by the Shareholder Servicing Agent from the Fund with respect to those accounts. See "Other Information Concerning the Fund."

In the section of the Prospectus entitled "Financial Highlights," the following text and table is inserted in lieu of the existing text and table:

                              FINANCIAL HIGHLIGHTS

The table set forth below provides selected per share data and ratios for both Class A and Class B shares outstanding for each of the periods shown. This information is supplemented by and should be read in conjunction with financial statements and accompanying notes appearing in the Fund's Annual Report to Shareholders for the fiscal year ended October 31, 1997, which is incorporated by reference into the SAI. Shareholders can obtain a copy of this Annual Report by contacting the Fund or their Shareholder Servicing Agent. The financial statements and notes, as well as the financial information set forth in the table below for each of the periods ended October 31, 1997, have been audited by Price Waterhouse LLP, independent accountants, whose report thereon is also included in the Annual Report to Shareholders.

                           VISTA CAPITAL GROWTH FUND

                                                                                  Class A
                                                                          Year ended October 31,
                                                  --------------------------------------------------------------------
                                                      1997           1996          1995          1994          1993
                                                      ----           ----          ----          ----          ----
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Period ............   $   41.60     $   35.65     $   32.17     $   32.01     $   25.12
                                                    ---------     ---------     ---------     ---------     ---------
 Income from Investment Operations:
  Net Investment Income (Loss) ..................      (0.222)@        0.147         0.189        0.099@         0.064
  Net Gains or (Losses) in Securities
    (both realized and unrealized)   ............      10.130          7.270         4.160         0.719         7.173
                                                    ---------     ----------    ----------    ----------    ----------
  Total from Investment Operations   ............      10.108          7.417         4.349         0.818         7.237
                                                    ---------     ----------    ----------    ----------    ----------
 Less Distributions:
  Dividends from Net Investment Income  .........       0.144          0.117         0.189         0.027         0.093
  Distributions from Capital Gains   ............       4.800          1.355         0.676         0.631         0.257
                                                    ---------     ----------    ----------    ----------    ----------
  Total Distributions ...........................       4.944          1.472         0.865         0.658         0.350
                                                    ---------     ----------    ----------    ----------    ----------
Net Asset Value, End of Period ..................   $   46.76     $    41.60    $    35.65    $    32.17    $    32.01
                                                    =========     ==========    ==========    ==========    ==========
Total Return(1) .................................       26.47%         21.48%        13.89%         2.62%        29.06%
Ratios/Supplemental Data(2):
 Net Assets, End of Period (000 omitted)   ......   $ 839,354     $  767,998    $  747,575    $  549,411    $  225,235
 Ratio of Expenses to Average Net Assets#  ......        1.31%          1.37%         1.51%         1.49%         1.49%
 Ratio of Net Investment Income to Average
   Net Assets#  .................................       (0.05)%         0.39%         0.54%         0.33%         0.12%
 Ratio of Expenses without waivers and
   assumption of expenses to Average Net
   Assets#   ....................................        1.31%          1.37%         1.53%         1.50%         1.49%
 Ratio of Net Investment Income without
   waivers and assumption of expenses to
   Average Net Assets#   ........................       (0.05)%         0.39%         0.52%         0.32%         0.12%
Portfolio Turnover Rate  ........................          --             --            --            --            43%

                                                           Class A
                                                     Year ended October 31,
                                                   -----------------------------
                                                     1992          1991
                                                   --------      --------
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Period  ............  $ 22.02     $    12.33
                                                    -------     ----------
 Income from Investment Operations:
  Net Investment Income (Loss)  ..................    0.078         (0.011)
  Net Gains or (Losses) in Securities
    (both realized and unrealized) ...............    3.044          9.805
                                                    -------     ----------
  Total from Investment Operations ...............    3.122          9.794
                                                    -------     ----------
 Less Distributions:
  Dividends from Net Investment Income   .........    0.017          0.109
  Distributions from Capital Gains ...............      --              --
                                                    -------     ----------
  Total Distributions  ...........................    0.017          0.109
                                                    -------     ----------
Net Asset Value, End of Period  ..................  $ 25.12      $   22.02
                                                    =======     ==========
Total Return(1)  .................................    14.16%         79.96%
Ratios/Supplemental Data(2):
 Net Assets, End of Period (000 omitted) .........  $39,836     $    9,334
 Ratio of Expenses to Average Net Assets #  ......     1.40%          1.27%
 Ratio of Net Investment Income to Average
   Net Assets#   .................................     0.32%         (0.09%)
 Ratio of Expenses without waivers and
   assumption of expenses to Average Net
   Assets# .......................................     1.77%          3.44%
 Ratio of Net Investment Income without
   waivers and assumption of expenses to
   Average Net Assets# ...........................    (0.05%)        (2.26%)
Portfolio Turnover Rate   ........................       67%            83%

                                                                          Class A
                                                                  Year ended October 31,
                                                  ------------------------------------------------------
                                                                                              9/23/87*
                                                                                                 to
                                                      1990          1989           1988       10/31/87
                                                      ----          ----           ----       --------
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Period  ............  $    16.23    $    11.56     $    10.00     $  10.00
                                                    ----------    ----------     ----------     --------
 Income from Investment Operations:
  Net Investment Income (Loss)  ..................       0.436         0.500          0.117           --
  Net Gains or (Losses) in Securities
    (both realized and unrealized) ...............      (3.141)        5.164          1.498
                                                    ----------    ----------     ----------
  Total from Investment Operations ...............      (2.705)        5.664          1.615           --
                                                    ----------    ----------     ----------     --------
 Less Distributions:
  Dividends from Net Investment Income   .........       0.592         0.320          0.055           --
  Distributions from Capital Gains ...............       0.598         0.675             --           --
                                                    ----------    ----------     ----------     --------
  Total Distributions  ...........................       1.190         0.995          0.055           --
                                                    ----------    ----------     ----------     --------
Net Asset Value, End of Period  ..................  $    12.33    $    16.23     $    11.56     $  10.00
                                                    ==========    ==========     ==========     ========
Total Return(1)  .................................      (18.11%)       52.12%         16.15%        0.00%
Ratios/Supplemental Data(2):
 Net Assets, End of Period (000 omitted) .........  $    4,749    $    4,652     $      561     $     13
 Ratio of Expenses to Average Net Assets #  ......        1.04%         0.00%          0.00%        0.00%
 Ratio of Net Investment Income to Average
   Net Assets#   .................................        2.82%         3.87%          1.55%        0.00%
 Ratio of Expenses without waivers and
   assumption of expenses to Average Net
   Assets# .......................................        2.50%         2.50%          2.00%        2.00%
 Ratio of Net Investment Income without
   waivers and assumption of expenses to
   Average Net Assets# ...........................        1.36%         1.37%         (0.45%)      (2.00%)
Portfolio Turnover Rate   ........................         139%          189%           229%           0%

   * Commencement of operations.
  ** Commencement of offering of class of shares.
   @ Calculated based upon average shares outstanding.
 (1) Total return figures do not include the effect of any sales loads.
 (2) Ratios include the Fund's share of portfolio income and expenses, as appropriate.
   # Short periods have been annualized.

                                                                              Class B
                                                    ----------------------------------------------------------
                                                      Year             Year           Year         11/4/93**
                                                      Ended           Ended           Ended         through
                                                    10/31/97         10/31/96        10/31/95      10/31/94
                                                    --------         ---------       ---------      --------
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Period ............     $   41.21        $  35.39       $ 32.03        $  31.38
                                                      ---------        --------       -------        --------
 Income from Investment Operations:
  Net Investment Income (Loss) ..................        (0.236)@        (0.076)        0.044          0.011@
  Net Gains or (Losses) in Securities
    (both realized and unrealized)   ............        10.010           7.246         4.100           1.296
                                                      ---------        --------       -------        --------
  Total from Investment Operations   ............         9.774           7.170         4.144           1.307
                                                      ---------        --------       -------        --------
 Less Distributions:
  Dividends from Net Investment Income  .........         0.078              --         0.111           0.026
  Distributions from Capital Gains   ............         4.800           1.355         0.676           0.631
                                                      ---------        --------       -------        --------
  Total Distributions.   ........................         4.878           1.355         0.787           0.657
                                                      ---------        --------       -------        --------
Net Asset Value, End of Period ..................     $   46.11        $  41.21        $35.39         $ 32.03
                                                      =========        ========       =======        ========
Total Return(1) .................................         25.85%          20.88%        13.34%           4.19%
Ratios/Supplemental Data(2):
 Net Assets, End of Period (000 omitted)   ......     $ 421,645        $333,703      $260,376        $124,223
 Ratio of Expenses to Average Net Assets#  ......          1.81%           1.87%         2.01%           2.00%
 Ratio of Net Investment Income to Average
  Net Assets#   .................................         (0.56%)         (0.21%)        0.02%          (0.09%)
 Ratio of Expenses without waivers and
  assumption of expenses to Average Net Assets#            1.81%           1.87%         2.02%           2.02%
 Ratio of Net Investment Income without
  waivers and assumption of expenses to Average
  Net Assets#   .................................         (0.56%)         (0.21%)        0.01%          (0.11%)
Portfolio Turnover Rate  ........................            --              --            --              --

   * Commencement of operations.
  ** Commencement of offering of class of shares.
   @ Calculated based upon average shares outstanding.
 (1) Total return figures do not include the effect of any sales loads.
 (2) Ratios include the Fund's share of portfolio income and expenses, as appropriate.
   # Short periods have been annualized.

In the section of the Prospectus entitled "Investment Policies--Investment Approach," the following sentence is inserted in lieu of the fourth sentence of the first paragraph:

     The Portfolio will seek to invest in stocks of companies with capitalizations of $750 million to $4.0 billion at the time of purchase by the Portfolio.

In the section of the Prospectus entitled "Management--the Portfolio's Advisers," the following sentence is inserted in lieu of the fifth sentence of the second paragraph:

     CAM provides discretionary investment services to institutional clients

In the section of the Prospectus entitled "About Your Investment--Choosing a Share Class," the following paragraph is added following the last paragraph:

     CLASS C SHARES. Class C shares are sold without an initial sales charge, which provides the investor the benefit of putting all of the investor's dollars to work from the time the investment is made. If redeemed within one year after purchase, Class C shares are subject to a CDSC equal to 1% of the lesser of their original cost or the net asset value at the time of the redemption. If you hold your shares for one year or more, you will receive the entire net asset value of your shares upon redemption at the then-current share price. Class C shares, like Class B shares, have higher combined 12b-1 and service fees than Class A shares and, as a consequence, pay correspondingly lower dividends and may have a lower net asset value than Class A shares. Unlike Class B shares, Class C shares do not convert into any other class of shares of the Fund. See "How to Buy, Sell and Exchange Shares" and "Other Information Concerning the Fund."

In the section of the Prospectus entitled "About Your Investment--Which Arrangement is Best for You?," the following sentence is added following the third sentence in the first paragraph:

     If you prefer not to pay an initial sales charge and you are uncertain as to the intended length of your investment, you might consider Class C Shares.

In the section of the Prospectus entitled "How to Buy, Sell and Exchange Shares--How to Buy Shares," the following sentence is inserted in lieu of the first sentence:

     You can open a Fund account with as little as $2,500 for regular accounts, $1,000 for traditional and Roth IRAs, SEP-IRAs and the Systematic Investment Plan, or $500 for Education IRAs.

In the section of the Prospectus entitled "How to Buy, Sell and Exchange Shares--Buying Shares Through Systematic Investing," the following sentence is inserted in lieu of the third sentence in the third paragraph:

     To eliminate the need for safekeeping, the Fund will not issue certificates for your Class A or Class C shares unless you request them.

In the section of the Prospectus entitled "How to Buy, Sell and Exchange Shares," the following paragraph is added following the paragraph entitled "Class B Shares":

                                CLASS C SHARES

     Class C shares are sold without an initial sales charge, although a CDSC will be imposed if you redeem shares within one year after purchase. The following types of shares may be redeemed without charge at any time: (i) shares acquired by reinvestment of distributions and (ii) shares otherwise exempt from the CDSC, as described below. For other shares, the amount of the charge is determined as a percentage of the lesser of the current market value or the purchase price of shares being redeemed.

     In determining whether a CDSC is payable on any redemption, the Fund will first redeem shares not subject to any charge, and then shares held longest during the CDSC period. When a share that has appreciated in value is redeemed during the CDSC period, a CDSC is assessed only on its initial purchase price. For information on how sales charges are calculated if you exchange your shares, see "How to Exchange Your Shares." The Fund's distributor pays broker-dealers a commission of 1.00% of the offering price on sales of Class C shares, and the distributor receives the entire amount of any CDSC you pay.

In the section of the Prospectus entitled "How to Buy, Sell and Exchange Shares--General," the following two sentences are inserted prior to the last sentence of the first paragraph:

     For purchases of the Fund's Class A shares made from January 1, 1998 through December 31, 1998, no initial sales charge will be assessed if you are using redemption proceeds received within the prior ninety days from non-Vista mutual funds to buy your shares and are opening or adding to a Vista prototype IRA with a transfer of assets or rollover from a qualified plan. If you use such redemption proceeds to open or add to a Vista prototype IRA, the Fund's distributor will pay broker-dealers commissions on the net sales of Class A shares at the rate of 1%.

In the section of the Prospectus entitled "How to Buy, Sell and Exchange Shares--General," the following sentence is inserted at the beginning of the fourth paragraph:

     For purchases of the Fund's Class A shares made from January 1, 1998 through December 31, 1998, no initial sales charge will be assessed if you are investing the proceeds of an IRA for which The Chase Manhattan Bank or its designee serves as trustee or custodian.

In the section of the Prospectus entitled "How to Buy, Sell and Exchange Shares--Systematic Withdrawal," the following sentence is inserted in lieu of the first sentence:

     You can make regular withdrawals of $50 or more ($100 or more for Class B and Class C accounts) monthly, quarterly or semiannually.

In the section of the Prospectus entitled "How to Buy, Sell and Exchange Shares--Involuntary Redemption of Accounts," the following sentence is inserted in lieu of the last sentence:

     In the event the Fund redeems Class B or Class C shares pursuant to this provision, no CDSC will be imposed.

In the section of the Prospectus entitled "How to Buy, Sell and Exchange Shares--Exchanging to Money Market Funds," the following paragraph is inserted in lieu of the first paragraph:

     An exchange of Class B or Class C shares into any of the Vista money market funds (other than Vista Prime Money Market Fund's Class B and Class C shares, respectively) will be treated as a redemption--and therefore subject to the conditions of the CDSC--and a subsequent purchase. Class B or Class C shares of any Vista non-money market fund may be exchanged into the Class B or Class C shares of the Vista Prime Money Market Fund, respectively, in order to continue the aging of the initial purchase of such shares.

In the section of the Prospectus entitled "How to Buy, Sell and Exchange Shares--Reinstatement Privilege," the following sentence is inserted in lieu of the last sentence:

     Class B and Class C shareholders who have redeemed their shares and paid a CDSC with such redemption may purchase Class A shares with no initial sales charge (in an amount not in excess of their redemption proceeds) if the purchase occurs within 90 days of the redemption of the Class B or Class C shares.

In the section of the Prospectus entitled "Other Information concerning the Fund--Distribution Plans," the following paragraph is inserted in lieu of the first paragraph:

     The Fund's distributor is Vista Fund Distributors, Inc. ("VFD"). VFD is a subsidiary of The BISYS Group, Inc. and is unaffiliated with Chase. The Trust has adopted Rule 12b-1 distribution plans for Class A, Class B and Class C shares, which provide for the payment of distribution fees at annual rates of up to 0.25%, 0.75% and 0.75% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund, respectively. Payments under the distribution plans shall be used to compensate or reimburse the Fund's distributor and broker-dealers for services provided and expenses incurred in connection with the sale of Class A, Class B and Class C shares, and are not tied to the amount of actual expenses incurred. Payments may be used to compensate broker-dealers with trail or maintenance commissions at an annual rate of up to 0.20% of the average daily net asset value of Class A shares, or up to 0.25% of the average daily net asset value of the Class B shares, or up to 0.75% of the average daily net asset value of the Class C shares invested in the Fund by customers of these broker-dealers. Trail or maintenance commissions are paid to broker-dealers beginning the 13th month following the purchase of shares by their customers. Promotional activities for the sale of Class A, Class B and Class C shares will be conducted generally by the Vista Family of Funds, and activities intended to promote the Fund's Class A, Class B or Class C shares may also benefit the Fund's other shares and other Vista funds.

and the following paragraph is inserted following the last paragraph:

     VFD may from time to time, pursuant to objective criteria established by it, pay additional compensation to qualifying authorized broker-dealers for certain services or activities which are primarily intended to result in the sale of shares of a Fund. In some instances, such compensation may be offered only to certain broker-dealers who employ registered representatives who have sold or may sell significant amounts of shares of a Fund and/or other Vista Funds during a specified period of time. Such compensation does not represent an additional expense to a Fund or its shareholders, since it will be paid by VFD out of compensation retained by it from the Fund or other sources available to it.

In the section of the Prospectus entitled "Other Information Concerning the Fund--Shareholder Servicing Agents," the following three sentences are inserted in lieu of the first three sentences of the first paragraph:

     The Trust has entered into shareholder servicing agreements with certain shareholder servicing agents (including Chase) under which the shareholder servicing agents have agreed to provide certain support services to their customers who beneficially own Class A, Class B or Class C shares of the Fund. These services include one or more of the following: assisting with purchase and redemption transactions, maintaining shareholder accounts and records, furnishing customer statements, transmitting shareholder reports and communications to customers and other similar shareholder liaison services. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.25% of the average daily net assets of Class A, Class B and Class C shares of the Fund held by investors for whom the shareholder servicing agent maintains a servicing relationship.

and the following paragraph is inserted following the last paragraph:

     Chase and its affiliates and the Vista Family of Funds, affiliates, agents, and subagents may exchange among themselves and others certain information about shareholders and their accounts, including information used to offer investment products and insurance products to them, unless otherwise contractually prohibited.

In the section of the Prospectus entitled "Other Information Concerning the Fund--Organization and Description of Shares," the following sentence is inserted in lieu of the second sentence of the second paragraph:

     This Prospectus relates only to Class A, Class B and Class C shares of the Fund.

In the section of the Prospectus entitled "Performance Information," the following sentence is inserted in lieu of the parenthetical in the first sentence of the second paragraph:

     "Total return" for the one-, five- and ten-year periods (or since inception, if shorter) through the most recent calendar quarter represents the average annual compounded rate of return on an investment of $1,000 in the Fund invested at the maximum public offering price (in the case of Class A shares) or reflecting the deduction of any applicable contingent deferred sales charge (in the case of Class B and Class C shares).

In the section of the Prospectus entitled "Make the Most of Your Vista Privileges," the following sentence is inserted in lieu of the first sentence in the second bulleted paragraph:

     Make regular withdrawals of $50 or more ($100 or more for Class B and Class C accounts) monthly, quarterly or semiannually.

and the following paragraph inserted in lieu of in the penultimate paragraph:

     Class B and Class C shareholders who have redeemed their shares and paid a CDSC with such redemptions may purchase Class A shares with no initial sales charge (in an amount not in excess of their redemption proceeds) if the purchase occurs within 90 days of the redemption of the Class B or Class C shares.

                                   PROSPECTUS
                         VISTA(SM) EQUITY INCOME FUND
                          CLASS A AND CLASS B SHARES

                     ------------------------------------
                     INVESTMENT STRATEGY: INCOME. CAPITAL
                         APPRECIATION IS A SECONDARY
                                CONSIDERATION.
                     ------------------------------------

February 28, 1997


This Prospectus explains concisely what you should know before investing. Please read it carefully and keep it for future reference. You can find more detailed information about the Fund in its February 28, 1997 Statement of Additional Information, as amended periodically (the "SAI"). For a free copy of the SAI, call the Vista Service Center at 1-800-34-VISTA. The SAI has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated into this Prospectus by reference. In addition, the Commission maintains a Web site (http://www.sec.gov) that contains the SAI, the Fund's Annual Report to Shareholders and other information regarding the Fund which has been electronically filed with the Commission.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, The Chase Manhattan Bank or any of its affiliates and are not insured by the FDIC, the Federal Reserve Board or any other government agency. Investments in mutual funds involve risk, including the possible loss of the principal amount invested.

                               TABLE OF CONTENTS

Expense Summary ..........................................................  4
  The expenses you might pay on your Fund investment, including examples

Financial Highlights .....................................................  6
  How the Fund has performed

Fund Objective ...........................................................  7

Investment Policies ......................................................  7
  The kinds of securities in which the Fund invests, investment policies and techniques, and risks

Management ............................................................... 12
  Chase Manhattan Bank, the Fund's adviser; Chase Asset Management, the Fund's sub-adviser, and the individuals who manage the Fund

About Your Investment .................................................... 13
  Choosing a share class

How to Buy, Sell and Exchange Shares ..................................... 13

How the Fund Values Its Shares ........................................... 20

How Distributions Are Made; Tax Information .............................. 21
  How the Fund distributes its earnings, and tax treatment related to those earnings

Other Information Concerning the Fund .................................... 22
  Distribution plans, shareholder servicing agents, administration, custodian, expenses and organization

Performance Information .................................................. 26
  How performance is determined, stated and/or advertised

Make the Most of Your Vista Privileges ................................... 28

                                EXPENSE SUMMARY
                                ---------------

Expenses are one of several factors to consider when investing. The following table summarizes your costs from investing in the Fund based on expenses incurred in the most recent fiscal year. The examples show the cumulative expenses attributable to a hypothetical $1,000 investment over specified periods.


                                                               Class A   Class B
                                                               Shares    Shares
                                                               -------   -------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on Purchases
  (as a percentage of offering price) ......................... 4.50%    None
Maximum Deferred Sales Charge
  (as a percentage of the lower of original purchase price
  or redemption proceeds)* .................................... None     5.00%
ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net assets)
Investment Advisory Fee (after estimated waiver)** ............ 0.25%    0.25%
12b-1 Fee*** .................................................. 0.25%    0.75%
Shareholder Servicing Fee
  (after estimated waiver, where indicated) ................... 0.00%**  0.25%
Other Expenses ................................................ 1.00%    1.00%
                                                                ----     ----
Total Fund Operating Expenses (after waivers of fees)** ....... 1.50%    2.25%
                                                                ====     ====



EXAMPLES
Your investment of $1,000 would incur
the following expenses, assuming 5%
annual return: .............................  1 Year  3 Years  5 Years  10 Years
                                              ------  -------  -------  --------
Class A Shares+ ............................    $60     $ 90     $123     $216
Class B Shares:
 Assuming complete redemption at the
  end of the period++ +++ ..................    $74     $103     $143     $240
 Assuming no redemptions+++ ................    $23     $ 70     $120     $240


  * The maximum deferred sales charge on Class B shares applies to redemptions during the first year after purchase; the charge generally declines by 1% annually thereafter (except in the fourth year), reaching zero after six years. See "How to Buy, Sell and Exchange Shares."



 ** Reflects current waiver arrangements to maintain Total Fund Operating
    Expenses at the levels indicated in the table above. Absent such waivers, the Investment Advisory Fee would be 0.40%, the Shareholder Servicing Fee would be 0.25% for Class A shares, and Total Fund Operating Expenses would be 1.90% and 2.40% for Class A and Class B shares, respectively.


*** Long-term shareholders in mutual funds with 12b-1 fees, such as Class A and Class B shareholders of the Fund, may pay more than the economic equivalent of the maximum front-end sales charge permitted by rules of the National Association of Securities Dealers, Inc.

  + Assumes deduction at the time of purchase of the maximum sales charge.

 ++ Assumes deduction at the time of redemption of the maximum applicable deferred sales charge.

+++ Ten-year figures assume conversion of Class B shares to Class A shares at the beginning of the ninth year after purchase. See "How to Buy, Sell and Exchange Shares."

The table is provided to help you understand the expenses of investing in the Fund and your share of the operating expenses that the Fund incurs. The examples should not be considered representations of past or future expenses or returns; actual expenses and returns may be greater or less than shown.

Charges or credits, not reflected in the expense table above, may be incurred directly by customers of financial institutions in connection with an investment in the Fund. The Fund understands that Shareholder Servicing Agents may credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees received by the Shareholder Servicing Agent from the Fund with respect to those accounts. See "Other Information Concerning the Fund."

                              FINANCIAL HIGHLIGHTS
                              --------------------


The table set forth below provides selected per share data and ratios for a Class A and Class B share outstanding for each period shown. This information is supplemented by and should be read in conjunction with the financial statements and accompanying notes appearing in the Fund's Annual Report to Shareholders for the fiscal year ended October 31, 1996, which is incorporated by reference into the SAI. Shareholders may obtain a copy of this Annual Report by contacting the Fund or their Shareholder Servicing Agent. The financial statements and notes, as well as the financial information set forth in the table below, have been audited by Price Waterhouse LLP, independent accountants, whose report thereon is also included in the Annual Report to Shareholders.


                           VISTA EQUITY INCOME FUND


                                                                                       Class A                            Class B
                                                           --------------------------------------------------------       --------
                                                                         Year Ended                       07/15/93*       5/7/96**
                                                           ----------------------------------------        through        through
                                                           10/31/96        10/31/95        10/31/94        10/31/93       10/31/96
                                                           --------        --------        --------       ---------       --------
Per Share Operating Performance:
Net Asset Value, Beginning of Period ....................   $ 13.39         $ 12.12         $ 13.84         $ 13.14         $14.56
                                                            -------         -------         -------         -------         ------
 Income from Investment Operations:
  Net Investment Income .................................     0.348           0.347           0.290           0.078          0.134
  Net Gains or (Losses) in Securities
   (both realized and unrealized) .......................     3.434           1.698          (0.477)          0.700          1.376
                                                            -------         -------         -------         -------         ------
   Total from Investment Operations .....................     3.782           2.045          (0.187)          0.778          1.510
                                                            -------         -------         -------         -------         ------
 Less Distributions:
  Dividends from Net Investment Income ..................     0.329           0.366           0.258           0.078          0.151
  Distributions from Capital Gains ......................     0.863           0.410           1.275              --             --
  Total distributions ...................................     1.192           0.776           1.533           0.078          0.151
                                                            -------         -------         -------         -------         ------
Net Asset Value, End of Period ..........................   $ 15.98         $ 13.39         $ 12.12         $ 13.84         $15.92
                                                            =======         =======         =======         =======         ======
Total Return (1) ........................................     29.79%          17.97%          (1.35%)          5.91%         10.43%
Ratios/Supplemental Data:
 Net Assets, End of Period (000 omitted) ................   $17,493         $11,737         $11,409         $15,321         $  560
 Ratio of Expenses to Average Net Assets# ...............      1.50%           1.50%           1.50%           1.50%          2.25%
 Ratio of Net Investment Income to
  Average Net Assets# ...................................      2.41%           2.81%           2.31%           1.72%          1.75%
 Ratio of Expenses without waivers and
  assumption of expenses to Average
  Net Assets# ...........................................      2.32%           2.19%           2.02%           2.40%          2.75%
 Ratio of Net Investment Income without
  waivers and assumption of expenses to
  Average Net Assets# ...................................      1.59%           2.12%           1.79%           0.82%          1.25%
Portfolio Turnover Rate .................................       114%             91%             75%             54%           114%
Average Commission Rate Paid per share ..................   $0.0587              --              --              --        $0.0587

  * Commencement of operations.

 ** Commencement of offering of class of shares.

(1) Total return figures do not include the effect of any sales loads.

  # Short periods have been annualized.

FUND OBJECTIVE
--------------

Vista Equity Income Fund seeks to obtain income. The Fund pursues this objective primarily by investing in income-producing equity securities. The Fund is not intended to be a complete investment program, and there is no assurance it will achieve its objective.

INVESTMENT POLICIES
-------------------
INVESTMENT APPROACH

Under normal market conditions, the Fund will invest at least 65% of its total assets in income-producing equity securities. Capital appreciation is a secondary consideration. The income-producing equity securities in which the Fund invests include common stocks, preferred stocks and convertible securities. The Fund attempts to achieve a yield which exceeds the composite yield on the securities comprising the Standard and Poor's 500 Stock Price Index.

It is anticipated that the major portion of the Fund's assets will be invested in common stocks traded on a national securities exchange or on NASDAQ. A significant portion of the Fund's assets may be invested in convertible bonds or convertible preferred stock.



The Fund may invest any portion of its assets not invested as described above in investment grade debt securities, high quality money market instruments and repurchase agreements. For temporary defensive purposes, the Fund may invest without limitation in these instruments. To the extent that the Fund departs from its investment policies during temporary defensive periods, its investment objective may not be achieved.


The Fund is classified as a "diversified" fund under federal securities law.



Instead of investing directly in underlying securities, the Fund is authorized to seek to achieve its objective by investing all of its investable assets in another investment company having substantially the same investment objective and policies.


WHO MAY WANT TO INVEST

This Fund may be most suitable for investors who . . .

o Are seeking current income while maintaining an opportunity to benefit from growth in the equity market

o Are investing for goals at least 3-5 years away

o Own or plan to own other types of investments for diversification purposes

o Can assume stock market risk

This Fund may NOT be appropriate for investors who are unable to tolerate moderate up and down price changes, are investing for very short-term goals or who are in need of higher growth potential.

OTHER INVESTMENT PRACTICES

The Fund may also engage in the following investment practices, when consistent with the Fund's overall objective and policies. These practices, and certain associated risks, are more fully described in the SAI.

FOREIGN SECURITIES. The Fund may invest up to 20% of its total assets in foreign securities, including Depositary Receipts, which are described below. Since foreign securities are normally denominated and traded in foreign currencies, the values of the Fund's foreign investments may be influenced by currency exchange rates and exchange control regulations. There may be less information publicly available about foreign issuers than U.S. issuers, and they are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Foreign securities may be less liquid and more volatile than comparable U.S. securities. Foreign settlement procedures and trade regulations may involve certain expenses and risks. One risk would be the delay in payment or delivery of securities or in the recovery of the Fund's assets held abroad. It is possible that nationalization or expropriation of assets, imposition of currency exchange controls, taxation by withholding Fund assets, political or financial instability and diplomatic developments could affect the value of the Fund's investments in certain foreign countries. Foreign laws may restrict the ability to invest in certain issuers or countries and special tax considerations will apply to foreign securities. The risks can increase if the Fund invests in emerging market securities.

The Fund may invest its assets in securities of foreign issuers in the form of American Depositary Receipts, European Depositary Receipts, Global Depositary Receipts or other similar securities representing securities of foreign issuers (collectively, "Depositary Receipts"). The Fund treats Depositary Receipts as interests in the underlying securities for purposes of its investment policies. The Fund will limit its investment in Depositary Receipts not sponsored by the issuer of the underlying securities to no more than 5% of the value of its net assets (at the time of investment).


SUPRANATIONAL AND ECU OBLIGATIONS. The Portfolio may invest in debt securities issued by supranational organizations, which include organizations such as The World Bank, the European Community, the European Coal and Steel Community and the Asian Development Bank. The Portfolio may also invest in securities denominated in the ECU, which is a "basket" consisting of specified amounts of the currencies of certain member states of the European Community. These securities are typically issued by European governments and supranational organizations.


CONVERTIBLE SECURITIES. The Fund may invest in convertible securities, which are securities generally offering fixed interest or dividend yields which may be converted either at a stated price or stated rate for common or preferred stock. Although to a lesser extent than with fixed-income securities generally, the market value of convertible securities tends to decline as interest rates increase, and increase as interest rates decline. Because of the conversion feature, the market value of convertible securities also tends to vary with fluctuations in the market value of the underlying common or preferred stock.


U.S. GOVERNMENT OBLIGATIONS. U.S. Government obligations include obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

MONEY MARKET INSTRUMENTS. The Fund may invest in cash or high-quality, short-term money market instruments. These may include U.S. Government securities, commercial paper of domestic and foreign issuers and obligations of domestic and foreign banks. Investments in foreign money market instruments may involve certain risks associated with foreign investment.

INVESTMENT GRADE DEBT SECURITIES. Investment grade debt securities are securities rated in the category BBB or higher by Standard & Poor's Corporation ("S&P"), or Baa or higher by Moody's Investors Service, Inc. ("Moody's") or the equivalent by another national rating organization, or, if unrated, determined by the advisers to be of comparable quality.

REPURCHASE AGREEMENTS, SECURITIES LOANS AND FORWARD COMMITMENTS. The Fund may enter into agreements to purchase and resell securities at an agreed-upon price and time. The Fund also has the ability to lend portfolio securities in an amount equal to not more than 30% of its total assets to generate additional income. These transactions must be fully collateralized at all times. The Fund may purchase securities for delivery at a future date, which may increase its overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date. These transactions involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral or completing the transaction.


BORROWINGS AND REVERSE REPURCHASE AGREEMENTS. The Fund may borrow money from banks for temporary or short-term purposes, but will not borrow money to buy additional securities, known as "leveraging." The Fund may also sell and simultaneously commit to repurchase a portfolio security at an agreed-upon price and time. The Fund may use this practice to generate cash for shareholder redemptions without selling securities during unfavorable market conditions. Whenever the Fund enters into a reverse repurchase agreement, it will establish a segregated account in which it will maintain liquid assets on a daily basis in an amount at least equal to the repurchase price (including accrued interest). The Fund would be required to pay interest on amounts obtained through reverse repurchase agreements, which are considered borrowings under federal securities laws.


STAND-BY COMMITMENTS. The Fund may enter into put transactions, including those sometimes referred to as stand-by commitments, with respect to securities in its portfolio. In these transactions, the Fund would acquire the right to sell a security at an agreed upon price within a specified period prior to its maturity date. These transactions involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral or completing the transaction. A put transaction will increase the cost of the underlying security and consequently reduce the available yield.


OTHER INVESTMENT COMPANIES. Apart from being able to invest all of its investable assets in another investment company having substantially the same investment objectives and policies, the Fund may invest up to 10% of its total assets in shares of other investment companies when consistent with its investment objective and policies, subject to applicable regulatory limitations. Additional fees may be charged by other investment companies.


STRIPS. The Fund may invest up to 20% of its total assets in stripped obligations (i.e., separately traded principal and interest components of securities) where the underlying obligations are backed by the full faith and credit of the U.S. Govrnment, including instruments known as "STRIPS". The value of these instruments tends to fluctuate more in response to changes in interest rates than the value of ordinary interest-paying debt securities with similar maturities. The risk is greater when the period to maturity is longer.


REAL ESTATE INVESTMENT TRUSTS. The Fund's equity securities may include shares of real estate investment trusts ("REITs"). REITs are pooled investment vehicles which invest primarily in income-producing real estate ("equity trust") or real estate related loans or interests ("mortgage trusts"). The value of equity trusts will depend upon the value of the underlying properties, and the value of the mortgage trusts will be sensitive to the value of the underlying loans or interests. The value of REITs may decline when interest rates rise.


DERIVATIVES AND RELATED INSTRUMENTS. The Fund may invest its assets in derivative and related instruments to hedge various market risks or to increase the Fund's income or gain. Some of these instruments will be subject to asset segregation requirements to cover the Fund's obligations. The Fund may (i) purchase, write and exercise call and put options on securities and securities indexes (including using options in combination with securities, other options or derivative instruments); (ii) enter into swaps, futures contracts and options on futures contracts; (iii) employ forward currency contracts; and (iv) purchase and sell structured products, which are instruments designed to restructure or reflect the characteristics of certain other investments.

There are a number of risks associated with the use of derivatives and related instruments and no assurance can be given that any strategy will succeed. The value of certain derivatives or related instruments in which the Fund invests may be particularly sensitive to changes in prevailing economic conditions and market value. The ability of the Fund to successfully utilize these instruments may depend in part upon the ability of its advisers to forecast these factors correctly. Inaccurate forecasts could expose the Fund to a risk of loss.

There can be no guarantee that there will be a correlation between price movements in a hedging instrument and in the portfolio assets being hedged. The Fund is not required to use any hedging strategies. Hedging strategies, while reducing risk of loss, can also reduce the opportunity for gain. Derivatives transactions not involving hedging may have speculative characteristics, involve leverage and result in losses that may exceed the original investment of the Fund. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a derivatives position. Activities of large traders in the futures and securities markets involving arbitrage, "program trading," and other investment strategies may cause price distortions in derivatives markets. In certain instances, particularly those involving over-the-counter transactions or forward contracts, there is a greater potential that a counterparty or broker may default. In the event of a default, the Fund may experience a loss. For additional information concerning derivatives, related instruments and the associated risks, see the SAI.

PORTFOLIO TURNOVER. The frequency of the Fund's buy and sell transactions will vary from year to year. The Fund's investment policies may lead to frequent changes in investments, particularly in periods of rapidly changing market conditions. High portfolio turnover rates would generally result in higher transaction costs, including brokerage commissions or dealer mark-ups, and would make it more difficult for the Fund to qualify as a registered investment company under federal tax law. See "How Distributions are Made; Tax Information."

LIMITING INVESTMENT RISKS

Investment restrictions help the Fund limit investment risks for its shareholders. These restrictions prohibit the Fund from: (a) with respect to 75% of its total assets, holding more than 10% of the voting securities of any issuer or investing more than 5% of its total assets in the securities of any one issuer (other than U.S. Government obligations); (b) investing more than 15% of its net assets in illiquid securities (which include securities restricted as to resale unless they are determined to be readily marketable in accordance with procedures established by the Board of Trustees); or (c) investing more than 25% of its total assets in any one industry. A complete description of these and other investment policies is included in the SAI. Except for restriction (c) above and investment policies designated as fundamental in the SAI, the Fund's investment policies (including its investment objective) are not fundamental. The Trustees may change any non-fundamental investment policy without shareholder approval. However, in the event of a change in the Fund's investment objective, shareholders will be given at least 30 days' prior written notice.

RISK FACTORS

The Fund does not constitute a balanced or complete investment program, and the net asset value of its shares will fluctuate based on the value of the securities in the Fund's portfolio. The Fund is subject to the general risks and considerations associated with equity investing, as well as the risks discussed herein.

To the extent the Fund invests in convertible securities or other fixed income securities, the performance of the Fund will depend in part on interest rate changes. As interest rates increase, the value of fixed income securities held by the Fund tends to decrease. To the extent the Fund invests in fixed income securities with longer maturities, the volatility of the Fund in response to changes in interest rates can be expected to be greater than if the Fund had invested in comparable securities with shorter maturities. In addition, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common or preferred stock.


For a discussion of certain other risks associated with the Fund's additional investment activities, see "Other Investment Practices" above.


MANAGEMENT
----------
THE FUND'S ADVISERS

The Chase Manhattan Bank ("Chase") is the Fund's investment adviser under an Investment Advisory Agreement and has overall responsibility for investment decisions of the Fund, subject to the oversight of the Board of Trustees. Chase is a wholly-owned subsidiary of The Chase Manhattan Corporation, a bank holding company. Chase and its predecessors have over 100 years of money management experience.

For its investment advisory services to the Fund, Chase is entitled to receive an annual fee computed daily and paid monthly based at an annual rate equal to 0.40% of the Fund's average daily net assets. Chase is located at 270 Park Avenue, New York, New York 10017.


Chase Asset Management, Inc. ("CAM"), a registered investment adviser, is the Fund's sub-investment adviser under a Sub-Investment Advisory Agreement between CAM and Chase. CAM is a wholly-owned operating subsidiary of Chase. CAM makes investment decisions for the Fund on a day-to-day basis. For these services, CAM is entitled to receive a fee, payable by Chase from its advisory fee, at an annual rate equal to 0.20% of the Fund's average daily net assets. CAM was recently formed for the purpose of providing discretionary investment advisory services to institutional clients and to consolidate Chase's investment management function. The same individuals who serve as portfolio managers for Chase also serve as portfolio managers for CAM. CAM is located at 1211 Avenue of the Americas, New York, New York 10036.


PORTFOLIO MANAGER. Tony Gleason, a Vice President of Chase, has been responsible for the day-to-day management of the Fund's portfolio since September 1995. Mr. Gleason is also a manager of Vista Capital Growth Portfolio. Mr. Gleason joined Chase in 1995 with 10 years of investment experience. Prior to joining Chase, Mr. Gleason spent nine years as a Vice President and Portfolio Manager with Prudential Equity Management.

ABOUT YOUR INVESTMENT
---------------------
CHOOSING A SHARE CLASS

CLASS A SHARES. An investor who purchases Class A shares pays a sales charge at the time of purchase. As a result, Class A shares are not subject to any sales charges when they are redeemed. Certain purchases of Class A shares qualify for reduced sales charges. Class A shares have lower combined 12b-1 and service fees than Class B shares. See "How to Buy, Sell and Exchange Your Shares" and "Other Information Concerning the Fund."

CLASS B SHARES. Class B shares are sold without an initial sales charge, but are subject to a contingent deferred sales charge ("CDSC") if redeemed within a specified period after purchase. Class B shares also have higher combined 12b-1 and service fees than Class A shares.

Class B shares automatically convert into Class A shares, based on relative net asset value, at the beginning of the ninth year after purchase. For more information about the conversion of Class B shares, see the SAI. This discussion will include information about how shares acquired through reinvestment of distributions are treated for conversion purposes. Class B shares provide an investor the benefit of putting all of the investor's dollars to work from the time the investment is made. Until conversion, Class B shares will have a higher expense ratio and pay lower dividends than Class A shares because of the higher combined 12b-1 and service fees. See "How to Buy, Sell and Exchange Shares" and "Other Information Concerning the Fund."


Which arrangement is best for you?The decision as to which class of shares provides a more suitable investment for you depends on a number of factors, including the amount and intended length of the investment. If you are making an investment that qualifies for reduced sales charges, you might consider Class A shares. If you prefer not to pay an initial sales charge, you might consider Class B shares. In almost all cases, if you are planning to purchase $250,000 or more of the Fund's shares you will pay lower aggregate charges and expenses by purchasing Class A shares.


HOW TO BUY, SELL
AND EXCHANGE SHARES
-------------------
HOW TO BUY SHARES

You can open a Fund account with as little as $2,500 for regular accounts or $1,000 for IRAs, SEP-IRAs and the Systematic Investment Plan. Additional investments can be made at any time with as little as $100. You can buy Fund shares three ways--through an investment representative, through the Fund's distributor by calling the Vista Service Center, or through the Systematic Investment Plan.

All purchases made by check should be in U.S. dollars and made payable to the Vista Funds. Third party checks, credit cards and cash will not be accepted. The Fund reserves the right to reject any purchase order or cease offering shares for purchase at any time. When purchases are made by check, redemptions will not be allowed until the check clears, which may take 15 calendar days or longer. In addition, the redemption of shares purchased through Automated

Clearing House (ACH) will not be allowed until your payment clears, which may take 7 business days or longer.

BUYING SHARES THROUGH THE FUND'S DISTRIBUTOR. Complete and return the enclosed application and your check in the amount you wish to invest to the Vista Service Center.

BUYING SHARES THROUGH SYSTEMATIC INVESTING. You can make regular investments of $100 or more per transaction through automatic periodic deduction from your bank checking or savings account. Shareholders electing to start this Systematic Investment Plan when opening an account should complete Section 8 of the account application. Current shareholders may begin such a plan at any time by sending a signed letter and a deposit slip or voided check to the Vista Service Center. Call the Vista Service Center at 1-800-34-VISTA for complete instructions.


Shares are purchased at the public offering price, which is based on the net asset value next determined after the Vista Service Center receives your order in proper form. In most cases, in order to receive that day's public offering price, the Vista Service Center must receive your order in proper form before the close of regular trading on the New York Stock Exchange. If you buy shares through your investment representative, the representative must receive your order before the close of regular trading on the New York Stock Exchange to receive that day's public offering price. Orders are in proper form only after funds are converted to federal funds. Orders paid by check and received by 2:00 p.m., Eastern Time will generally be available for the purchase of shares the following business day.


If you are considering redeeming or exchanging shares or transferring shares to another person shortly after purchase, you should pay for those shares with a certified check to avoid any delay in redemption, exchange or transfer. Otherwise the Fund may delay payment until the purchase price of those shares has been collected or, if you redeem by telephone, until 15 calendar days after the purchase date. To eliminate the need for safekeeping, the Fund will not issue certificates for your Class A shares unless you request them. Due to the conversion feature of Class B shares, certificates for Class B shares will not be issued and all Class B shares will be held in book entry form.

                                 Class A Shares
                                 --------------

The public offering price of Class A shares is the net asset value plus a sales charge that varies depending on the size of your purchase. The Fund receives the net asset value. The sales charge is allocated between your broker-dealer and the Fund's distributor as shown in the following table, except when the Fund's distributor, in its discretion, allocates the entire amount to your broker-dealer.


                                 Sales charge as a
                                    percentage of:          Amount of sales
                               ---------------------       charge reallowed
Amount of transaction at       Offering   Net amount  to dealers as a percentage
offering price ($)              Price      invested       of offering price
----------------------------    -------    ---------  --------------------------
Under 100,000                    4.50        4.71              4.00
100,000 but under 250,000        3.75        3.90              3.25
250,000 but under 500,000        2.50        2.56              2.25
500,000 but under 1,000,000      2.00        2.04              1.75


There is no initial sales charge on purchases of Class A shares of $1 million or more.

The Fund's distributor pays broker-dealers commissions on net sales of Class A shares of $1 million or more based on an investor's cumulative purchases. Such commissions are paid at the rate of 0.75% of the amount under $2.5 million, 0.50% of the next $7.5 million, 0.25% of the next $40 million and 0.15% thereafter. The Fund's distributor may withhold such payments with respect to short-term investments.

                                Class B Shares
                                --------------

Class B shares are sold without an initial sales charge, although a CDSC will be imposed if you redeem shares within a specified period after purchase, as shown in the table below. The following types of shares may be redeemed without charge at any time: (i) shares acquired by reinvestment of distributions and (ii) shares otherwise exempt from the CDSC, as described below. For other shares, the amount of the charge is determined as a percentage of the lesser of the current market value or the purchase price of shares being redeemed.


Year        1      2      3      4      5      6      7       8+
-----------------------------------------------------------------
CDSC        5%     4%     3%     3%     2%     1%     0%      0%

In determining whether a CDSC is payable on any redemption, the Fund will first redeem shares not subject to any charge, and then shares held longest during the CDSC period. When a share that has appreciated in value is redeemed during the CDSC period, a CDSC is assessed only on its initial purchase price. For information on how sales charges are calculated if you exchange your shares, see "How to Exchange Your Shares." The Fund's distributor pays broker-dealers a commission of 4.00% of the offering price on sales of Class B shares, and the distributor receives the entire amount of any CDSC you pay.

GENERAL

You may be eligible to buy Class A shares at reduced sales charges. Consult your investment representative or the Vista Service Center for details about Vista's combined purchase privilege, cumulative quantity discount, statement of intention, group sales plan, employee benefit plans, and other plans. Descriptions are also included in the enclosed application and in the SAI. In addition, sales charges are waived if you are using redemption proceeds received within the prior ninety days from non-Vista mutual funds to buy your shares, and on which you paid a front-end or contingent deferred sales charge.

Some participant-directed employee benefit plans participate in a "multi-fund" program which offers both Vista and non-Vista mutual funds. With Board of Trustee approval, the money that is invested in Vista Funds may be combined with the other mutual funds in the same program when determining the plan's eligibility to buy Class A shares without a sales charge. These investments will also be included for purposes of the discount privileges and programs described above.

The Fund may sell Class A shares at net asset value without an initial sales charge to the current and retired Trustees (and their immediate families), current and retired employees (and their immediate families) of Chase, the Fund's distributor and transfer agent or any affiliates or subsidiaries thereof, registered representatives and other employees (and their immediate families) of broker-dealers having selected dealer agreements with the Fund's distributor, employees (and their immediate families) of financial institutions having selected dealer agreements with the Fund's distributor (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of Vista fund shares), financial institution trust departments investing an aggregate of $1 million or more in the Vista Family of Funds and clients of certain administrators of tax-qualified plans when proceeds from repayments of loans to participants are invested (or reinvested) in the Vista Family of Funds.

No initial sales charge will apply to the purchase of the Fund's Class A shares if you are investing the proceeds of a qualified retirement plan where a portion of the plan was invested in the Vista Family of Funds, any qualified retirement plan with 50 or more participants, or an individual participant in a tax-qualified plan making a tax-free rollover or transfer of assets from the plan in which Chase or an affiliate serves as trustee or custodian of the plan or manages some portion of the plan's assets.

Purchases of the Fund's Class A shares may be made with no initial sales charge through an investment adviser or financial planner that charges a fee for its services. Purchases of the Fund's Class A shares may be made with no initial sales charge (i) by an investment adviser, broker or financial planner, provided arrangements are preapproved and purchases are placed through an omnibus account with the Fund or (ii) by clients of such investment adviser or financial planner who place trades for their own accounts, if such accounts are linked to a master account of such investment adviser or financial planner on the books and records of the broker or agent. Such purchases may also be made for retirement and deferred compensation plans and trusts used to fund those plans.


Investors may incur a fee if they effect transactions through a broker or agent.


Purchases of the Fund's Class A shares may be made with no initial sales charge in accounts opened by a bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund, the Fund's distributor or the Vista Service Center.


Shareholders of record of any Vista fund as of November 30, 1990 and certain immediate family members may purchase the Fund's Class A shares with no initial sales charge for as long as they continue to own Class A shares of any Vista fund, provided there is no change in account registration.


The Fund may sell Class A shares at net asset value without an initial sales charge in connection with the acquisition by the Fund of assets of an investment company or personal holding company. The CDSC will be waived on redemption of Class B shares arising out of death or disability or in connection with certain withdrawals from IRA or other retirement plans. Up to 12% of the value of Class B shares subject to a systematic withdrawal plan may also be redeemed each year without a CDSC, provided that the Class B account had a minimum balance of $20,000 at the time the systematic withdrawal plan was established. The SAI contains additional information about purchasing the Fund's shares at reduced sales charges.

The Fund reserves the right to change any of these policies on purchases without an initial sales charge at any time and may reject any such purchase request.

For shareholders that bank with Chase, Chase may aggregate investments in the Vista Funds with balances held in Chase bank accounts for purposes of determining eligibility for certain bank privileges that are based on specified minimum balance requirements, such as reduced or no fees for certain banking services or preferred rates on loans and deposits. Chase and certain broker-dealers and other shareholder servicing agents may, at their own expense, provide gifts, such as computer software packages, guides and books related to investment or additional Fund shares valued up to $250 to their customers that invest in the Vista Funds.

Shareholders of other Vista funds may be entitled to exchange their shares for, or reinvest distributions from their funds in, shares of the Fund at net asset value.

HOW TO SELL SHARES

You can sell your Fund shares any day the New York Stock Exchange is open, either directly to the Fund or through your investment representative. The Fund will only forward redemption payments on shares for which it has collected payment of the purchase price.

SELLING SHARES DIRECTLY TO THE FUND. Send a signed letter of instruction to the Vista Service Center, along with any certificates that represent shares you want to sell. The price you will receive is the next net asset value calculated after the Fund receives your request in proper form, less any applicable CDSC. In order to receive that day's net asset value, the Vista Service Center must receive your request before the close of regular trading on the New York Stock Exchange.

If you sell shares having a net asset value of $100,000 or more, the signatures of registered owners or their legal representatives must be guaranteed by a bank, broker-dealer or certain other financial institutions. See the SAI for more information about where to obtain a signature guarantee.

If you want your redemption proceeds sent to an address other than your address as it appears on Vista's records, a signature guarantee is required. The Fund may require additional documentation for the sale of shares by a corporation, partnership, agent or fiduciary, or a surviving joint owner. Contact the Vista Service Center for details.

DELIVERY OF PROCEEDS. The Fund generally sends you payment for your shares the business day after your request is received in proper form, assuming the Fund has collected payment of the purchase price of your shares. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

TELEPHONE REDEMPTIONS. You may use Vista's Telephone Redemption Privilege to redeem shares from your account unless you have notified the Vista Service Center of an address change within the preceding 30 days. Telephone redemption requests in excess of $25,000 will only be made by wire to a bank account on record with the Fund. Unless an investor indicates otherwise on the account application, the Fund will be authorized to act upon redemption and transfer instructions received by telephone from a shareholder, or any person claiming to act as his or her representative, who can provide the Fund with his or her account registration and address as it appears on the Fund's records.

The Vista Service Center will employ these and other reasonable procedures to confirm that instructions communicated by telephone are genuine; if it fails to employ reasonable procedures, the Fund may be liable for any losses due to unauthorized or fraudulent instructions. An investor agrees, however, that to the extent permitted by applicable law, neither the Fund nor its agents will be liable for any loss, liability, cost or expense arising out of any redemption request, including any fraudulent or unauthorized request. For information, consult the Vista Service Center.

During periods of unusual market changes and shareholder activity, you may experience delays in contacting the Vista Service Center by telephone. In this event, you may wish to submit a written redemption request, as described above, or contact your investment representative. The Telephone Redemption Privilege is not available if you were issued certificates for shares that remain outstanding. The Telephone Redemption Privilege may be modified or terminated without notice.

SYSTEMATIC WITHDRAWAL. You can make regular withdrawals of $50 or more ($100 or more for Class B accounts) monthly, quarterly or semiannually. A minimum account balance of $5,000 is required to establish a systematic withdrawal plan for Class A accounts. Call the Vista Service Center at 1-800-34-VISTA for complete instructions.

SELLING SHARES THROUGH YOUR INVESTMENT REPRESENTATIVE. Your investment representative must receive your request before the close of regular trading on the New York Stock Exchange to receive that day's net asset value. Your investment representative will be responsible for furnishing all necessary documentation to the Vista Service Center, and may charge you for its services.


INVOLUNTARY REDEMPTION OF ACCOUNTS. The Fund may involuntarily redeem your shares if at such time the aggregate net asset value of the shares in your account is less than $500 due to redemptions or if you purchase through the Systematic Investment Plan and fail to meet the Fund's investment minimum within a twelve month period. In the event of any such redemption, you will receive at least 60 days notice prior to the redemption. In the event the Fund redeems Class B shares pursuant to this provision, no CDSC will be imposed.


HOW TO EXCHANGE
YOUR SHARES

You can exchange your shares for shares of the same class of certain other Vista funds at net asset value beginning 15 days after purchase. Not all Vista funds offer all classes of shares. The prospectus of the other Vista fund into which shares are being exchanged should be read carefully and retained for future reference. If you exchange shares subject to a CDSC, the transaction will not be subject to the CDSC. However, when you redeem the shares acquired through the exchange, the redemption may be subject to the CDSC, depending upon when you originally purchased the shares. The CDSC will be computed using the schedule of any fund into or from which you have exchanged your shares that would result in your paying the highest CDSC applicable to your class of shares. In computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange.

EXCHANGING TO MONEY MARKET FUNDS. An exchange of Class B shares into any of the Vista money market funds other than the Class B shares of the Vista Prime Money Market Fund will be treated as a redemption--and therefore subject to the conditions of the CDSC--and a subsequent purchase. Class B shares of any Vista non-money market fund may be exchanged into the Class B shares of the Vista Prime Money Market Fund in order to continue the aging of the initial purchase of such shares.

For federal income tax purposes, an exchange is treated as a sale of shares and generally results in a capital gain or loss.

EXCHANGING BY PHONE. A Telephone Exchange Privilege is currently available. Call the Vista Service Center for procedures for telephone transactions. The Telephone Exchange Privilege is not available if you were issued certificates for shares that remain outstanding. Ask your investment representative or the Vista Service Center for prospectuses of other Vista funds. Shares of certain Vista funds are not available to residents of all states.

EXCHANGE PARAMETERS. The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other circumstances where Vista management or the Trustees believe doing so would be in the best interests of the Fund, the Fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. In addition, any shareholder who makes more than ten exchanges of shares involving the Fund in a year or three in a calendar quarter will be charged a $5.00 administration fee for each such exchange. Shareholders would be notified of any such action to the extent required by law. Consult the Vista Service Center before requesting an exchange. See the SAI to find out more about the exchange privilege.

REINSTATEMENT PRIVILEGE. Upon written request, Class A shareholders have a one time privilege of reinstating their investment in the Fund at net asset value within 90 calendar days of the redemption. The reinstatement request must be accompanied by payment for the shares (not in excess of the redemption), and shares will be purchased at the next determined net asset value. Class B shareholders who have redeemed their shares and paid a CDSC with such redemption may purchase Class A shares with no initial sales charge (in an amount not in excess of their redemption proceeds) if the purchase occurs within 90 days of the redemption of the Class B shares.

HOW THE FUND
VALUES ITS SHARES
-----------------

The net asset value of each class of the Fund's shares is determined once daily based upon prices determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time, however, options are priced at 4:15 p.m., Eastern time), on each business day of the Fund, by dividing the net assets of the Fund attributable to that class by the total number of outstanding shares of that class. Values of assets held by the Fund are determined on the basis of their market or other fair value, as described in the SAI.

HOW DISTRIBUTIONS ARE
MADE; TAX INFORMATION
---------------------

The Fund distributes any net investment income at least quarterly and any net realized capital gains at least annually. Capital gains are distributed after deducting any available capital loss carryovers. Distributions paid by the Fund with respect to Class A shares will generally be greater than those paid with respect to Class B shares because expenses attributable to Class B shares will generally be higher.

DISTRIBUTION PAYMENT OPTION. You can choose from three distribution options: (1) reinvest all distributions in additional Fund shares without a sales charge; (2) receive distributions from net investment income in cash or by ACH to a pre-established bank account while reinvesting capital gains distributions in additional shares without a sales charge; or (3) receive all distributions in cash or by ACH. You can change your distribution option by notifying the Vista Service Center in writing. If you do not select an option when you open your account, all distributions will be reinvested. All distributions not paid in cash or by ACH will be reinvested in shares of the same share class. You will receive a statement confirming reinvestment of distributions in additional Fund shares promptly following the quarter in which the reinvestment occurs.


If a check representing a Fund distribution is not cashed within a specified period, the Vista Service Center will notify you that you have the option of requesting another check or reinvesting the distribution in the Fund or in an established account of another Vista fund without a sales charge. If the Vista Service Center does not receive your election, the distribution will be reinvested in the Fund. Similarly, if the Fund or the Vista Service Center sends you correspondence returned as "undeliverable," distributions will automatically be reinvested in the Fund.


The Fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. The Fund intends to distribute substantially all of its ordinary income and capital gain net income on a current basis. If the Fund does not qualify as a regulated investment company for any taxable year or does not make such distributions, the Fund will be subject to tax on all of its income and gains.

TAXATION OF DISTRIBUTIONS. Fund distributions other than net long-term capital gains will be taxable to you as ordinary income. Distributions of net long-term capital gains will be taxable as such, regardless of how long you have held the shares. The taxation of your distribution is the same whether received in cash or in shares through the reinvestment of distributions.

You should carefully consider the tax implications of purchasing shares just prior to a distribution. This is because you will be taxed on the entire amount of the distribution received, even though the net asset value per share will be higher on the date of such purchase as it will include the distribution amount.

Early in each calendar year the Fund will notify you of the amount and tax status of distributions paid to you by the Fund for the preceding year.

The above is only a summary of certain federal income tax consequences of investing in the Fund. You should consult your tax adviser to determine the precise effect of an investment in the Fund on your particular tax situation (including possible liability for state and local taxes and, for foreign shareholders, U.S. withholding taxes).

OTHER INFORMATION
CONCERNING THE FUND
-------------------
DISTRIBUTION PLANS

The Fund's distributor is Vista Fund Distributors, Inc. ("VFD"). VFD is a subsidiary of The BISYS Group, Inc. and is unaffiliated with Chase. The Trust has adopted Rule 12b-1 distribution plans for Class A and Class B shares, which provide for the payment of distribution fees at annual rates of up to 0.25% and 0.75% of the average daily net assets attributable to Class A and Class B shares of the Fund, respectively. Payments under the distribution plans shall be used to compensate or reimburse the Fund's distributor and broker-dealers for services provided and expenses incurred in connection with the sale of Class A and Class B shares, and are not tied to the amount of actual expenses incurred. Payments may be used to compensate broker-dealers with trail or maintenance commissions at an annual rate of up to 0.25% of the average daily net asset value of Class A or Class B shares invested in the Fund by customers of these broker-dealers. Trail or maintenance commissions are paid to broker-dealers beginning the 13th month following the purchase of shares by their customers. Promotional activities for the sale of Class A and Class B shares will be conducted generally by the Vista Family of Funds, and activities intended to promote the Fund's Class A or Class B shares may also benefit the Fund's other shares and other Vista funds.

VFD may provide promotional incentives to broker-dealers that meet specified sales targets for one or more Vista funds. These incentives may include gifts of up to $100 per person annually; an occasional meal, ticket to a sporting event or theater for entertainment for broker-dealers and their guests; and payment or reimbursement for travel expenses, including lodging and meals, in connection with attendance at training and educational meetings within and outside the U.S.

SHAREHOLDER
SERVICING AGENTS

The Trust has entered into shareholder servicing agreements with certain shareholder servicing agents (including Chase) under which the shareholder servicing agents have agreed to provide certain support services to their customers who beneficially own Class A or B shares of the Fund. These services include assisting with purchase and redemption transactions, maintaining shareholder accounts and records, furnishing customer statements, transmitting shareholder reports and communications to customers and other similar shareholder liaison services. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.25% of the average daily net assets of Class A and B shares of the Fund held by investors for whom the shareholder servicing agent maintains a servicing relationship. Shareholder servicing agents may subcontract with other parties for the provision of shareholder support services.

Shareholder servicing agents may offer additional services to their customers, such as pre-authorized or systematic purchase and redemption plans. Each shareholder servicing agent may establish its own terms and conditions, including limitations on the amounts of subsequent transactions, with respect to such services. Certain shareholder servicing agents may (although they are not required by the Trust to do so) credit to the accounts of their customers from whom they are already receiving other fees an amount not exceeding such other fees or the fees for their services as shareholder servicing agents.

Chase and/or VFD may from time to time, at their own expense out of compensation retained by them from the Fund or other sources available to them, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers. These services include maintaining account records, processing orders to purchase, redeem and exchange Fund shares and responding to certain customer inquiries. The amount of such compensation may be up to an additional 0.10% annually of the average net assets of the Fund attributable to shares of the Fund held by customers of such shareholder servicing agents. Such compensation does not represent an additional expense to the Fund or its shareholders, since it will be paid by Chase and/or VFD.

ADMINISTRATOR AND
SUB-ADMINISTRATOR

Chase acts as the Fund's administrator and is entitled to receive a fee computed daily and paid monthly at an annual rate equal to 0.10% of the Fund's average daily net assets.


VFD provides certain sub-administrative services to the Fund pursuant to a distribution and sub-administration agreement and is entitled to receive a fee for these services from the Fund at an annual rate equal to 0.05% of the Fund's average daily net assets. VFD has agreed to use a portion of this fee to pay for certain expenses incurred in connection with organizing new series of the Trust and certain other ongoing expenses of the Trust. VFD is located at 450 West 33rd Street, New York, New York 10001-2603.


CUSTODIAN

Chase acts as the Fund's custodian and fund accountant and receives compensation under an agreement with the Trust. Fund securities and cash may be held by sub-custodian banks if such arrangements are reviewed and approved by the Trustees.

EXPENSES

The Fund pays the expenses incurred in its operations, including its pro rata share of expenses of the Trust. These expenses include investment advisory and administrative fees; the compensation of the Trustees; registration fees; interest charges; taxes; expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the Fund's custodian for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to government offices and commissions; expenses of meetings of investors; fees and expenses of independent accountants, of legal counsel and of any transfer agent, registrar or dividend disbursing agent of the Trust; insurance premiums; and expenses of calculating the net asset value of, and the net income on, shares of the Fund. Shareholder servicing and distribution fees are allocated to specific classes of the Fund. In addition, the Fund may allocate transfer agency and certain other expenses by class. Service providers to the Fund may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled.

ORGANIZATION AND
DESCRIPTION OF SHARES


The Fund is a portfolio of Mutual Fund Group, an open-end management investment company organized as a Massachusetts business trust in 1987 (the "Trust"). The Trust has reserved the right to create and issue additional series and classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Shares have no preemptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each whole share held, and each fractional share shall be entitled to a proportionate fractional vote, except that Trust shares held in the treasury of the Trust shall not be voted. Shares of each class of the Fund generally vote together except when required under federal securities laws to vote separately on matters that only affect a particular class, such as the approval of distribution plans for a particular class.


The Fund issues multiple classes of shares. This Prospectus relates to Class A and Class B shares of the Fund. The Fund may offer other classes of shares in addition to these classes. The categories of investors that are eligible to purchase shares and minimum investment requirements may differ for each class of Fund shares. In addition, other classes of Fund shares may be subject to differences in sales charge arrangements, ongoing distribution and service fee levels, and levels of certain other expenses, which would affect the relative performance of the different classes. Investors may call 1-800-34-VISTA to obtain additional information about other classes of shares of the Fund that are offered. Any person entitled to receive compensation for selling or servicing shares of the Fund may receive different levels of compensation with respect to one class of shares over another.

The business and affairs of the Trust are managed under the general direction and supervision of its Board of Trustees. The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of all series or classes when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote. The Trustees will promptly call a meeting of shareholders to remove a trustee(s) when requested to do so in writing by record holders of not less than 10% of all outstanding shares of the Trust.

Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

UNIQUE CHARACTERISTICS OF
MASTER/FEEDER FUND STRUCTURE

Unlike other mutual funds which directly acquire and manage their own portfolio securities, the Fund is permitted to invest all of its investable assets in a separate registered investment company (a "Portfolio"). In that event, a shareholder's interest in the Fund's underlying investment securities would be indirect. In addition to selling a beneficial interest to the Fund, a Portfolio could also sell beneficial interests to other mutual funds or institutional investors. Such investors would invest in such Portfolio on the same terms and conditions and would pay a proportionate share of such Portfolio's expenses. However, other investors in a Portfolio would not be required to sell their shares at the same public offering price as the Fund, and might bear different levels of ongoing expenses than the Fund. Shareholders of the Fund should be aware that these differences may result in differences in returns experienced in the different funds that invest in a Portfolio. Such differences in return are also present in other mutual fund structures.

Smaller funds investing in a Portfolio could be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund were to withdraw from a Portfolio, the remaining funds might experience higher pro rata operating expenses, thereby producing lower returns. Additionally, the Portfolio could become less diverse, resulting in increased portfolio risk. However, this possibility also exists for traditionally structured funds which have large or institutional investors. Funds with a greater pro rata ownership in a Portfolio could have effective voting control of such Portfolio. Under this master/feeder investment approach, whenever the Trust was requested to vote on matters pertaining to a Portfolio, the Trust would hold a meeting of shareholders of the Fund and would cast all of its votes in the same proportion as did the Fund's shareholders. Shares of the Fund for which no voting instructions had been received would be voted in the same proportion as those shares for which voting instructions had been received. Certain changes in a Portfolio's objective, policies or restrictions might require the Trust to withdraw the Fund's interest in such Portfolio. Any such withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution from such Portfolio). The Fund could incur brokerage fees or other transaction costs in converting such securities to cash. In addition, a distribution in kind could result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund.

The same individuals who are disinterested Trustees of the Trust serve as Trustees of the Portfolio. The Trustees of the Trust, including a majority of the disinterested Trustees, have adopted procedures they believe are reasonably appropriate to deal with resulting potential conflicts of interest, up to and including creating a separate Board of Trustees.


If the Fund invests all of its investable assets in a Portfolio, investors in the Fund will be able to obtain information about whether investment in the Portfolio might be available through other funds by contacting the Fund at 1-800-34-VISTA. In the event the Fund adopts a master/feeder structure and invests all of its investable assets in a Portfolio, shareholders of the Fund will be given at least 30 days' prior written notice.


PERFORMANCE INFORMATION
-----------------------

The Fund's investment performance may from time to time be included in advertisements about the Fund. Performance is calculated separately for each class of shares, in the manner described in the SAI. "Yield" for each class of shares is calculated by dividing the annualized net investment income per share during a recent 30-day period by the maximum public offering price per share of such class on the last day of that period.


"Total return" for the one-, five-and ten-year periods (or since inception, if shorter) through the most recent calendar quarter represents the average annual compounded rate of return on an investment of $1,000 in the Fund invested at the maximum public offering price (in the case of Class A shares) or reflecting the deduction of any applicable contingent deferred sales charge (in the case of Class B shares). Total return may also be presented for other periods or without reflecting sales charges. Any quotation of investment performance not reflecting the maximum initial sales charge or contingent deferred sales charge would be reduced if such sales charges were used.

All performance data is based on the Fund's past investment results and does not predict future performance. Investment performance, which will vary, is based on many factors, including market conditions, the composition of the Fund's portfolio, the Fund's operating expenses and which class of shares you purchase. Investment performance also often reflects the risks associated with the Fund's investment objectives and policies. These factors should be considered when comparing the Fund's investment results to those of other mutual funds and other investment vehicles. Quotation of investment performance for any period when a fee waiver or expense limitation was in effect will be greater than if the waiver or limitation had not been in effect. The Fund's performance may be compared to other mutual funds, relevant indices and rankings prepared by independent services. See the SAI.

                     MAKE THE MOST OF YOUR VISTA PRIVILEGES
                     --------------------------------------

The following services are available to you as a Vista mutual fund shareholder.

o SYSTEMATIC INVESTMENT PLAN--Invest as much as you wish ($100 or more) in the first or third week of any month. The amount will be automatically transferred from your checking or savings account.

o SYSTEMATIC WITHDRAWAL PLAN--Make regular withdrawals of $50 or more ($100 or more for Class B accounts) monthly, quarterly or semiannually. A minimum account balance of $5,000 is required to establish a systematic withdrawal plan for Class A accounts.

o SYSTEMATIC EXCHANGE--Transfer assets automatically from one Vista account to another on a regular, prearranged basis. There is no additional charge for this service.

o FREE EXCHANGE PRIVILEGE--Exchange money between Vista funds in the same class of shares without charge. The exchange privilege allows you to adjust your investments as your objectives change. Investors may not maintain, within the same fund, simultaneous plans for systematic investment or exchange and systematic withdrawal or exchange.

o REINSTATEMENT PRIVILEGE--Class A shareholders have a one time privilege of reinstating their investment in the Fund at net asset value next determined subject to written request within 90 calendar days of the redemption, accompanied by payment for the shares (not in excess of the redemption).

  Class B shareholders who have redeemed their shares and paid a CDSC with such redemption may purchase Class A shares with no initial sales charge (in an amount not in excess of their redemption proceeds) if the purchase occurs within 90 days of the redemption of the Class B shares.

For more information about any of these services and privileges, call your shareholder servicing agent, investment representative or the Vista Service Center at 1-800-34-VISTA. These privileges are subject to change or termination.

Vista Family of Mutual Funds & Retirement Products

VISTA INTERNATIONAL EQUITY FUNDS
Southeast Asian Fund
Japan Fund
European Fund
International Equity Fund

VISTA U.S. EQUITY FUNDS
Small Cap Equity Fund
The Growth Fund of Washington
Capital Growth Fund
Growth and Income Fund
Large Cap Equity Fund
Balanced Fund Equity Income Fund

VISTA FIXED INCOME FUNDS
Bond Fund
U.S. Government Securities Fund
U.S. Treasury Income Fund
Short-Term Bond Fund

VISTA TAX-FREE FUNDS(1)
New York Tax Free Income Fund
California Intermediate Tax Free Fund
Tax Free Income Fund

VISTA TAX-FREE MONEY MARKET FUNDS(1,2)
New York Tax Free Money Market Fund
Connecticut Daily Tax Free Income Fund Select Shares(3)
New Jersey Daily Municipal Income Fund Select Shares(3)
Tax Free Money Market Fund
California Tax Free Money Market Fund

VISTA TAXABLE MONEY MARKET FUNDS(2)
Cash Management Money Market Fund
Federal Money Market Fund
100% U.S. Treasury Securities Money Market Fund
U.S. Government Money Market Fund
Treasury Plus Money Market Fund

VISTA RETIREMENT PRODUCTS
Vista Capital Advantage Variable Annuity(4)
Vista 401(k) Advantage


For complete information on the Vista Mutual Funds or Retirement Products, including information about fees and expenses, call your investment professional or 1-800-34-VISTA for a prospectus. Please read it carefully before you invest or send money.

(1) Some income may be subject to certain state and local taxes. A portion of the income may be subject to the federal alternative minimum tax for some investors.

(2) An investment in a Money Market Fund is neither insured nor guaranteed by the U.S. Government. Yields will fluctuate, and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

(3) Vista Select Shares of these funds are not a part of, or affiliated with, the Vista Family of Mutual Funds. Reich & Tang Distributors L.P. and New England Investment Companies L.P., which are unaffiliated with Chase, are the funds' distributor and investment adviser, respectively.

(4) The variable annuity contract is issued by First SunAmerica Life Insurance Company in New York; in other states, but not necessarily all states, it is issued by Anchor National Life Insurance Company.

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

















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


VISTA SERVICE CENTER
P.O. Box 419392
Kansas City, MO 64141-6392

TRANSFER AGENT AND DIVIDEND PAYING AGENT
DST Systems, Inc.
210 West 10th Street
Kansas City, MO 64105

LEGAL COUNSEL
Simpson Thacher & Bartlett
425 Lexington Avenue
New York, NY 10017

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, NY 10036


[Vista Logo]
P.O. Box 419392
Kansas City, MO 64141-6392


VEQ-1-297X

                                  [VISTA LOGO]

                            VISTA EQUITY INCOME FUND

                       AMENDMENT DATED DECEMBER 29, 1997
                   TO THE PROSPECTUS FOR CLASS A AND B SHARES
                            DATED FEBRUARY 28, 1997

By this amendment, the accompanying Prospectus is redated December 29, 1997.

The purpose of this Amendment is to reflect that the Fund now offers Class C shares, in addition to Class A and B shares through the Prospectus. In that connection, the changes identified below are made to the accompanying Prospectus.

In the section of the Prospectus entitled "Expense Summary," the following tables are inserted in lieu of the existing tables:

                                EXPENSE SUMMARY

Expenses are one of several factors to consider when investing. The following table summarizes your costs from investing in the Fund based on expenses incurred in the most recent fiscal year. The examples show the cumulative expenses attributable to a hypothetical $1,000 investment over specified periods.

                                                             Class A     Class B     Class C
                                                             Shares      Shares      Shares
                                                             ------      ------      ------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on Purchases
  (as a percentage of offering price)   ..................    4.50%       None        None
Maximum Deferred Sales Charge
  (as a percentage of the lower of original purchase
  price or redemption proceeds)*  ........................    None        5.00%       1.00%

ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net assets)
Investment Advisory Fee (after estimated waiver)**  ......    0.25%       0.25%       0.25%
12b-1 Fee*** .............................................    0.25%       0.75%       0.75%#
Shareholder Servicing Fee
  (after estimated waiver, where indicated)   ............    0.00%**     0.25%       0.25%#
Other Expenses  ..........................................    1.00%       1.00%       1.00%
                                                              ----        ----        ----
Total Fund Operating Expenses (after waivers of fees)**       1.50%       2.25%       2.25%
                                                              ====        ====        ====

EXAMPLES

Your investment of $1,000 would incur the following expenses, assuming 5% annual return:

                                       1 Year     3 Years     5 Years     10 Years
                                       -------    --------    --------    --------
Class A Shares+   ..................     $60        $ 90        $123        $216
Class B Shares:
 Assuming complete redemption at the
   end of the period++, +++   ......     $74        $103        $143        $240
 Assuming no redemptions+++   ......     $23        $ 70        $120        $240
Class C Shares:
 Assuming complete redemption at the
   end of the period++  ............     $33        $ 70        $120        $258
 Assuming no redemptions   .........     $23        $ 70        $120        $258

  * The maximum deferred sales charge on Class B shares applies to redemptions during the first year after purchase; the charge generally declines by 1% annually thereafter (except in the fourth year), reaching zero after six years. The maximum deferred sales charge on
       Class C shares applies to redemptions during the first year after purchase; the charge is 1% during the first year and zero thereafter.
       See "How to Buy, Sell and Exchange Shares."
 ** Reflects current waiver arrangements to maintain Total Fund Operating Expenses at the levels indicated in the table above. Absent such waivers, the Investment Advisory Fee would be 0.40%, the Shareholder Servicing Fee would be 0.25% for Class A shares, and Total Fund
       Operating Expenses would be 1.90%, 2.40% and 2.40% for Class A, Class B and Class C shares, respectively.
 *** Long-term shareholders in mutual funds with 12b-1 fees, such as Class A, Class B and Class C shareholders of the Fund, may pay more than the economic equivalent of the maximum front-end sales charge permitted by rules of the National Association of Securities Dealers, Inc.
  # Beginning with the 13th month following the purchase of Class C shares by their customers, broker-dealers receive payments at an annual rate of 1.00% of the average daily net asset value of the Class C shares invested in the Fund by their customers, consisting of a 12b-1 distribution fee at an annual rate of 0.75% of such assets and a service fee at an annual rate of 0.25% of such assets.
   +   Assumes deduction at the time of purchase of the maximum sales charge.
  ++ Assumes deduction at the time of redemption of the maximum applicable deferred sales charge.
 +++ Ten-year figures assume conversion of Class B shares to Class A shares at the beginning of the ninth year after purchase. See "How to Buy, Sell and Exchange Shares."

The table is provided to help you understand the expenses of investing in the Fund and your share of the operating expenses that the Fund incurs. The examples should not be considered representations of past or future expenses or returns; actual expenses and returns may be greater or less than shown.

Charges or credits, not reflected in the expense table above, may be incurred directly by customers of financial institutions in connection with an investment in the Fund. The Fund understands that Shareholder Servicing Agents may credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees received by the Shareholder Servicing Agent from the Fund with respect to those accounts. See "Other Information Concerning the Fund."

In the section of the Prospectus entitled "Financial Highlights," the following text and table is inserted in lieu of the existing text and table:

                             FINANCIAL HIGHLIGHTS

The table set forth below provides selected per share data and ratios for a Class A and Class B share outstanding for each period shown. This information is supplemented by and should be read in conjunction with the financial statements and accompanying notes appearing in the Fund's Annual Report to Shareholders for the fiscal year ended October 31, 1997, which is incorporated by reference into the SAI. Shareholders may obtain a copy of this Annual Report by contacting the Fund or their Shareholder Servicing Agent. The financial statements and notes, as well as the financial information set forth in the table below, have been audited by Price Waterhouse LLP, independent accountants, whose report thereon is also included in the Annual Report to Shareholders.

                            VISTA EQUITY INCOME FUND

                                                                         Class A
                                                     ---------------------------------------------
                                                                       Year Ended
                                                     ---------------------------------------------
                                                     10/31/97        10/31/96        10/31/95
                                                     --------        --------        --------
 PER SHARE OPERATING PERFORMANCE:
 Net Asset Value, Beginning of Period ............   $  15.98        $  13.39        $   12.12
                                                     --------        --------        ---------
  Income from Investment Operations:
   Net Investment Income  ........................      0.260           0.348            0.347
   Net Gains or (Losses) in Securities
     (both realized and unrealized)   ............      4.709           3.434            1.698
                                                     --------        --------        ---------
    Total from Investment Operations  ............      4.969           3.782            2.045
                                                     --------        --------        ---------
  Less Distributions:
   Dividends from Net Investment Income  .........      0.228           0.329            0.366
   Distributions from Capital Gains   ............      1.490           0.863            0.410
                                                     --------        --------        ---------
   Total distributions ...........................      1.718           1.192            0.776
                                                     --------        --------        ---------
 Net Asset Value, End of Period ..................   $  19.23        $  15.98        $   13.39
                                                     ========        ========        =========
 Total Return(1) .................................      33.66%          29.79%           17.97%
 Ratios/Supplemental Data:
  Net Assets, End of Period (000 omitted)   ......   $ 47,373        $ 17,493        $ 11,737
  Ratio of Expenses to Average Net Assets#  ......       1.50%           1.50%            1.50%
  Ratio of Net Investment Income to Average
    Net Assets#  .................................       1.65%           2.41%            2.81%
  Ratio of Expenses without waivers and
    assumption of expenses to Average Net
    Assets#   ....................................       1.70%           2.32%            2.19%
  Ratio of Net Investment Income without
    waivers and assumption of expenses to
    Average Net Assets#   ........................       1.45%           1.59%            2.12%
 Portfolio Turnover Rate  ........................         75%            114%              91%
 Average Commission Rate Paid per share  .........   $0.05992        $ 0.0587               --

  *   Commencement of operations.
  **  Commencement of offering of class of shares.
 (1) Total return figures do not include the effect of any sales loads. # Short periods have been annualized.

                                                        Class A                         Class B
                                                -------------------------     ----------------------------
                                                                07/15/93*                        5/7/96**
                                                                through       Year Ended         through
                                                10/31/94        10/31/93       10/31/97          10/31/96
                                                --------        --------      ----------         --------
 PER SHARE OPERATING PERFORMANCE:
 Net Asset Value, Beginning of Period  ......    $ 13.84        $    13.14     $  15.92          $   14.56
                                                 -------        ----------     --------          ---------
  Income from Investment Operations:
   Net Investment Income   ..................      0.290             0.078        0.220              0.134
   Net Gains or (Losses) in Securities
     (both realized and unrealized) .........     (0.477)            0.700        4.615              1.376
                                                 -------        ----------     --------          ---------
    Total from Investment
      Operations  ...........................     (0.187)            0.778        4.835              1.510
                                                 -------        ----------     --------          ---------
  Less Distributions:
   Dividends from Net Investment
     Income .................................      0.258             0.078        0.175              0.151
   Distributions from Capital Gains .........      1.275                --        1.490                 --
                                                 -------        ----------     --------          ---------
   Total distributions  .....................      1.533             0.078        1.665              0.151
                                                 -------        ----------     --------          ---------
 Net Asset Value, End of Period  ............    $ 12.12        $    13.84     $  19.09          $   15.92
                                                 =======        ==========     ========          =========
 Total Return(1)  ...........................      (1.35%)            5.91%       32.87%             10.43%
 Ratios/Supplemental Data:
  Net Assets, End of Period
    (000 omitted) ...........................    $11,409        $   15,321     $ 14,799          $     560
  Ratio of Expenses to Average Net
    Assets# .................................       1.50%             1.50%        2.11%              2.25%
  Ratio of Net Investment Income to
    Average Net Assets# .....................       2.31%             1.72%        1.06%              1.75%
  Ratio of Expenses without waivers and
    assumption of expenses to Average
    Net Assets#   ...........................       2.02%             2.40%        2.13%              2.75%
  Ratio of Net Investment Income
    without waivers and assumption of
    expenses to Average Net Assets# .........       1.79%             0.82%        1.05%              1.25%
 Portfolio Turnover Rate   ..................         75%               54%          75%               114%
 Average Commission Rate Paid per share               --                --     $0.05992          $  0.0587

  *    Commencement of operations.
  **   Commencement of offering of class of shares.
 (1)   Total return figures do not include the effect of any sales loads.
   #   Short periods have been annualized.

In the section of the Prospectus entitled "Management--the Portfolio's Advisers," the following sentence is inserted in lieu of the fifth sentence of the second paragraph:

     CAM provides discretionary investment services to institutional clients

In the section of the Prospectus entitled "About Your Investment--Choosing a Share Class," the following paragraph is added following the last paragraph:

     CLASS C SHARES. Class C shares are sold without an initial sales charge, which provides the investor the benefit of putting all of the investor's dollars to work from the time the investment is made. If redeemed within one year after purchase, Class C shares are subject to a CDSC equal to 1% of the lesser of their original cost or the net asset value at the time of the redemption. If you hold your shares for one year or more, you will receive the entire net asset value of your shares upon redemption at the then-current share price. Class C shares, like Class B shares, have higher combined 12b-1 and service fees than Class A shares and, as a consequence, pay correspondingly lower dividends and may have a lower net asset value than Class A shares. Unlike Class B shares, Class C shares do not convert into any other class of shares of the Fund. See "How to Buy, Sell and Exchange Shares" and "Other Information Concerning the Fund."

In the section of the Prospectus entitled "About Your Investment--Which Arrangement is Best for You?," the following sentence is added following the third sentence in the first paragraph:

     If you prefer not to pay an initial sales charge and you are uncertain as to the intended length of your investment, you might consider Class C Shares.

In the section of the Prospectus entitled "How to Buy, Sell and Exchange Shares--How to Buy Shares," the following sentence is inserted in lieu of the first sentence:

     You can open a Fund account with as little as $2,500 for regular accounts, $1,000 for traditional and Roth IRAs, SEP-IRAs and the Systematic Investment Plan, or $500 for Education IRAs.

In the section of the Prospectus entitled "How to Buy, Sell and Exchange Shares--Buying Shares Through Systematic Investing," the following sentence is inserted in lieu of the third sentence in the third paragraph:

     To eliminate the need for safekeeping, the Fund will not issue certificates for your Class A or Class C shares unless you request them.

In the section of the Prospectus entitled "How to Buy, Sell and Exchange Shares," the following paragraph is added following the paragraph entitled "Class B Shares":

                                CLASS C SHARES

     Class C shares are sold without an initial sales charge, although a CDSC will be imposed if you redeem shares within one year after purchase. The following types of shares may be redeemed without charge at any time: (i) shares acquired by reinvestment of distributions and (ii) shares otherwise exempt from the CDSC, as described below. For other shares, the amount of the charge is determined as a percentage of the lesser of the current market value or the purchase price of shares being redeemed.

     In determining whether a CDSC is payable on any redemption, the Fund will first redeem shares not subject to any charge, and then shares held longest during the CDSC period. When a share that has appreciated in value is redeemed during the CDSC period, a CDSC is assessed only on its initial purchase price. For information on how sales charges are calculated if you exchange your shares, see "How to Exchange Your Shares." The Fund's distributor pays broker-dealers a commission of 1.00% of the offering price on sales of Class C shares, and the distributor receives the entire amount of any CDSC you pay.

In the section of the Prospectus entitled "How to Buy, Sell and Exchange Shares--General," the following two sentences are inserted prior to the last sentence of the first paragraph:

     For purchases of the Fund's Class A shares made from January 1, 1998 through December 31, 1998, no initial sales charge will be assessed if you are using redemption proceeds received within the prior ninety days from non-Vista mutual funds to buy your shares and are opening or adding to a Vista prototype IRA with a transfer of assets or rollover from a qualified plan. If you use such redemption proceeds to open or add to a Vista prototype IRA, the Fund's distributor will pay broker-dealers commissions on the net sales of Class A shares at the rate of 1%.

In the section of the Prospectus entitled "How to Buy, Sell and Exchange Shares--General," the following sentence is inserted at the beginning of the fourth paragraph:

     For purchases of the Fund's Class A shares made from January 1, 1998 through December 31, 1998, no initial sales charge will be assessed if you are investing the proceeds of an IRA for which The Chase Manhattan Bank or its designee serves as trustee or custodian.

In the section of the Prospectus entitled "How to Buy, Sell and Exchange Shares--Systematic Withdrawal," the following sentence is inserted in lieu of the first sentence:

     You can make regular withdrawals of $50 or more ($100 or more for Class B and Class C accounts) monthly, quarterly or semiannually.

In the section of the Prospectus entitled "How to Buy, Sell and Exchange Shares--Involuntary Redemption of Accounts," the following sentence is inserted in lieu of the last sentence:

     In the event the Fund redeems Class B or Class C shares pursuant to this provision, no CDSC will be imposed.

In the section of the Prospectus entitled "How to Buy, Sell and Exchange Shares--Exchanging to Money Market Funds," the following paragraph is inserted in lieu of the first paragraph:

     An exchange of Class B or Class C shares into any of the Vista money market funds (other than Vista Prime Money Market Fund's Class B and Class C shares, respectively) will be treated as a redemption--and therefore subject to the conditions of the CDSC--and a subsequent purchase. Class B or Class C shares of any Vista non-money market fund may be exchanged into the Class B or Class C shares of the Vista Prime Money Market Fund, respectively, in order to continue the aging of the initial purchase of such shares.

In the section of the Prospectus entitled "How to Buy, Sell and Exchange Shares--Reinstatement Privilege," the following sentence is inserted in lieu of the last sentence:

     Class B and Class C shareholders who have redeemed their shares and paid a CDSC with such redemption may purchase Class A shares with no initial sales charge (in an amount not in excess of their redemption proceeds) if the purchase occurs within 90 days of the redemption of the Class B or Class C shares.

In the section of the Prospectus entitled "Other Information concerning the Fund--Distribution Plans," the following paragraph is inserted in lieu of the first paragraph:

     The Fund's distributor is Vista Fund Distributors, Inc. ("VFD"). VFD is a subsidiary of The BISYS Group, Inc. and is unaffiliated with Chase. The Trust has adopted Rule 12b-1 distribution plans for Class A, Class B and Class C shares, which provide for the payment of distribution fees at annual rates of up to 0.25%, 0.75% and 0.75% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund, respectively. Payments under the distribution plans shall be used to compensate or reimburse the Fund's distributor and broker-dealers for services provided and expenses incurred in connection with the sale of Class A, Class B and Class C shares, and are not tied to the amount of actual expenses incurred. Payments may be used to compensate broker-dealers with trail or maintenance commissions at an annual rate of up to 0.20% of the average daily net asset value of Class A shares, or up to 0.25% of the average daily net asset value of the Class B shares, or up to 0.75% of the average daily net asset value of the Class C shares invested in the Fund by customers of these broker-dealers. Trail or maintenance commissions are paid to broker-dealers beginning the 13th month following the purchase of shares by their customers. Promotional activities for the sale of Class A, Class B and

     Class C shares will be conducted generally by the Vista Family of Funds, and activities intended to promote the Fund's Class A, Class B or Class C shares may also benefit the Fund's other shares and other Vista funds.

and the following paragraph is inserted following the last paragraph:

     VFD may from time to time, pursuant to objective criteria established by it, pay additional compensation to qualifying authorized broker-dealers for certain services or activities which are primarily intended to result in the sale of shares of a Fund. In some instances, such compensation may be offered only to certain broker-dealers who employ registered representatives who have sold or may sell significant amounts of shares of a Fund and/or other Vista Funds during a specified period of time. Such compensation does not represent an additional expense to a Fund or its shareholders, since it will be paid by VFD out of compensation retained by it from the Fund or other sources available to it.

In the section of the Prospectus entitled "Other Information Concerning the Fund--Shareholder Servicing Agents," the following three sentences are inserted in lieu of the first three sentences of the first paragraph:

     The Trust has entered into shareholder servicing agreements with certain shareholder servicing agents (including Chase) under which the shareholder servicing agents have agreed to provide certain support services to their customers who beneficially own Class A, Class B or Class C shares of the Fund. These services include one or more of the following: assisting with purchase and redemption transactions, maintaining shareholder accounts and records, furnishing customer statements, transmitting shareholder reports and communications to customers and other similar shareholder liaison services. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.25% of the average daily net assets of Class A, Class B and Class C shares of the Fund held by investors for whom the shareholder servicing agent maintains a servicing relationship.

and the following paragraph is inserted following the last paragraph:

     Chase and its affiliates and the Vista Family of Funds, affiliates, agents, and subagents may exchange among themselves and others certain information about shareholders and their accounts, including information used to offer investment products and insurance products to them, unless otherwise contractually prohibited.

In the section of the Prospectus entitled "Other Information Concerning the Fund--Organization and Description of Shares," the following sentence is inserted in lieu of the second sentence of the second paragraph:

     This Prospectus relates only to Class A, Class B and Class C shares of the Fund.

In the section of the Prospectus entitled "Performance Information," the following sentence is inserted in lieu of the parenthetical in the first sentence of the second paragraph:

     "Total return" for the one-, five- and ten-year periods (or since inception, if shorter) through the most recent calendar quarter represents the average annual compounded rate of return on an investment of $1,000 in the Fund invested at the maximum public offering price (in the case of Class A shares) or reflecting the deduction of any applicable contingent deferred sales charge (in the case of Class B and Class C shares).

In the section of the Prospectus entitled "Make the Most of Your Vista Privileges," the following sentence is inserted in lieu of the first sentence in the second bulleted paragraph:

     Make regular withdrawals of $50 or more ($100 or more for Class B and Class C accounts) monthly, quarterly or semiannually.

and the following paragraph inserted in lieu of in the penultimate paragraph:

     Class B and Class C shareholders who have redeemed their shares and paid a CDSC with such redemptions may purchase Class A shares with no initial sales charge (in an amount not in excess of their redemption proceeds) if the purchase occurs within 90 days of the redemption of the Class B or Class C shares.

                                  [Vista Logo]

                                   PROSPECTUS
                        VISTA(SM) GROWTH AND INCOME FUND
                             CLASS A AND B SHARES

                             --------------------
                             INVESTMENT STRATEGY:
                              GROWTH AND INCOME
                             --------------------

February 28, 1997


This Prospectus explains concisely what you should know before investing. Please read it carefully and keep it for future reference. You can find more detailed information about the Fund in its February 28, 1997 Statement of Additional Information, as amended periodically (the "SAI"). For a free copy of the SAI, call the Vista Service Center at 1-800-34-VISTA. The SAI has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated into this Prospectus by reference. In addition, the Commission maintains a Web site (http://www.sec.gov) that contains the SAI, the Fund's Annual Report to Shareholders and other information regarding the Fund which has been electronically filed with the Commission.


The Fund, unlike many other investment companies which directly acquire and manage their own portfolios of securities, seeks its investment objective by investing all of its investable assets in Growth and Income Portfolio (the "Portfolio"), an open-end management investment company with investment objectives identical to those of the Fund. Investors should carefully consider this investment approach. For additional information regarding this investment structure, see "Unique Characteristics of Master/Feeder Fund Structure" on page 26.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, The Chase Manhattan Bank or any of its affiliates and are not insured by the FDIC, the Federal Reserve Board or any other government agency. Investments in mutual funds involve risk, including the possible loss of the principal amount invested.

                                TABLE OF CONTENTS


Expense Summary ...........................................................    4
  The expenses you might pay on your Fund investment, including examples

Financial Highlights ......................................................    6
  How the Fund has performed

Fund Objectives ...........................................................    8

Investment Policies .......................................................    8
  The kinds of securities in which the Fund invests, investment policies and techniques, and risks

Management ................................................................   13
  Chase Manhattan Bank, the Portfolio's adviser; Chase Asset Management, the Portfolio's sub-adviser, and the individuals who manage the Portfolio

About Your Investment .....................................................   14
  Choosing a share class

How to Buy, Sell and Exchange Shares ......................................   14

How the Fund Values Its Shares ............................................   21

How Distributions Are Made; Tax Information ...............................   22
  How the Fund distributes its earnings, and tax treatment related to those earnings

Other Information Concerning the Fund .....................................   23
  Distribution plans, shareholder servicing agents, administration, custodian, expenses and organization

Performance Information ...................................................   27
  How performance is determined, stated and/or advertised

Make the Most of Your Vista Privileges ....................................   29

                                EXPENSE SUMMARY
                                ---------------

Expenses are one of several factors to consider when investing. The following table summarizes your costs from investing in the Fund based on expenses incurred in the most recent fiscal year. The examples show the cumulative expenses attributable to a hypothetical $1,000 investment over specified periods.


                                                            Class A      Class B
                                                             Shares       Shares
                                                            -------      -------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on Purchases
  (as a percentage of offering price) ......................  4.75%        None
Maximum Deferred Sales Charge
  (as a percentage of the lower of original
  purchase price or redemption proceeds)* ..................  None         5.00%
ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net assets)
Investment Advisory Fee ....................................  0.40%        0.40%
12b-1 Fee ** ...............................................  0.25%        0.75%
Shareholder Servicing Fee ..................................  0.25%        0.25%
Other Expenses .............................................  0.37%        0.37%
                                                              ----         ----
Total Fund Operating Expenses ..............................  1.27%        1.77%
                                                              ====         ====


EXAMPLES
Your investment of $1,000 would
incur the following expenses,
assuming 5% annual return: ............. 1 Year    3 Years   5 Years   10 Years
                                         ------    -------   -------   --------
Class A Shares+ ........................  $60       $86       $114       $194
Class B Shares:
 Assuming complete redemption
  at the end of the period++ +++ .......  $70       $89       $119       $195
 Assuming no redemptions+++ ............  $18       $56       $ 96       $195




  * The maximum deferred sales charge on Class B shares applies to redemptions during the first year after purchase; the charge generally declines by 1% annually thereafter (except in the fourth year), reaching zero after six years. See "How to Buy, Sell and Exchange Shares."

 ** Long-term shareholders in mutual funds with 12b-1 fees, such as Class A and Class B shareholders of the Fund, may pay more than the economic equivalent of the maximum front-end sales charge permitted by rules of the National Association of Securities Dealers, Inc.

  + Assumes deduction at the time of purchase of the maximum sales charge.

 ++ Assumes deduction at the time of redemption of the maximum applicable deferred sales charge.

+++ Ten-year figures assume conversion of Class B shares to Class A shares at the beginning of the ninth year after purchase. See "How to Buy, Sell and Exchange Shares."

The table is provided to help you understand the expenses of investing in the Fund and your share of the operating expenses that the Fund incurs directly and through the Portfolio. The examples should not be considered representations of past or future expenses or returns; actual expenses and returns may be greater or less than shown.


Charges or credits, not reflected in the expense table above, may be incurred directly by customers of financial institutions in connection with an investment in the Fund. The Fund understands that Shareholder Servicing Agents may credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees received by the Shareholder Servicing Agent from the Fund with respect to those accounts. See "Other Information Concerning the Fund."

                             FINANCIAL HIGHLIGHTS

The table set forth below provides selected per share data and ratios for both Class A and Class B shares outstanding throughout each of the periods shown. This information is supplemented by financial statements and accompanying notes appearing in the Fund's Annual Report to Shareholders for the fiscal year ended October 31, 1996, which is incorporated by reference into the SAI. Shareholders can obtain a copy of this annual report by contacting the Fund or

VISTA GROWTH AND INCOME FUND

                                                                        Class A
                                                                   Year ended October 31,
                                              ---------------------------------------------------------------
                                                  1996             1995             1994            1993
                                              ----------       ----------       ----------        --------
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Period .......  $    34.96       $    30.26       $    30.99        $  26.60
                                              ----------       ----------       ----------        --------
 Income from Investment Operations:
  Net Investment Income ....................       0.599            0.614            0.466           0.341
  Net Gains or (Losses) in Securities (both
   realized and unrealized) ................       5.960            4.710           (0.429)          5.007
                                              ----------       ----------       ----------        --------
  Total from Investment Operations .........       6.559            5.324            0.037           5.348
                                              ----------       ----------       ----------        --------
 Less Distributions:
  Dividends from Net Investment Income .....       0.549            0.621            0.422           0.338
  Distributions from Capital Gains .........       1.762               --            0.345           0.620
                                              ----------       ----------       ----------        --------
  Total Distributions ......................       2.311            0.621            0.767           0.958
                                              ----------       ----------       ----------        --------
Net Asset Value, End of Period .............  $    39.21       $    34.96       $    30.26        $  30.99
                                              ==========       ==========       ==========        ========
Total Return (1) ...........................       19.60%           17.79%            0.15%          20.47%
Ratios/Supplemental Data:
 Net Assets, End of Period (000 omitted) ...  $1,590,893       $1,521,489       $1,413,899        $949,465
 Ratio of Expenses to Average Net Assets# ..        1.32%            1.43%            1.40%           1.39%
 Ratio of Net Investment
  Income to Average Net Assets# ............        1.46%            1.93%            1.60%           1.07%
 Ratio of Expenses without waivers
  and assumption of expenses to Average
  Net Assets# ..............................        1.32%            1.45%            1.40%           1.39%
 Ratio of Net Investment Income without
  waivers and assumption of expenses to
  Average Net Assets # ......................        1.46%            1.91%            1.60%           1.07%
Portfolio Turnover Rate ....................          --               --               --              41%

their Shareholder Servicing Agent. The financial statements and notes, as well as the financial information set forth in the table below for each of the periods ended October 31, 1996, has been audited by Price Waterhouse LLP, independent accountants, whose report thereon is also included in the Annual Report to Shareholders.

[table restubbed]

                                                                       Class A                                            Class B
                                            ---------------------------------------------------------------- ---------------------
                                                                                                  9/23/87*      Year        Year
                                                                                                     to         Ended       Ended
                                               1992        1991         1990       1989     1988  10/31/87    10/31/96    10/31/95
                                             --------     -------     -------     ------   ------ --------    ---------   --------
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Period ...... $  25.49     $ 16.49     $ 18.12     $14.08   $10.00  $10.00      $  34.81    $  30.12
                                            --------     -------     -------     ------   ------  ------      --------    --------
 Income from Investment Operations:
  Net Investment Income ...................    0.313       0.388       0.707      0.633    0.225      --         0.366       0.463
  Net Gains or (Losses) in Securities (both
   realized and unrealized) ...............    2.702       9.521      (0.573)     5.033    4.050      --         5.984       4.700
                                            --------     -------     -------     ------   ------  ------      --------    --------
  Total from Investment Operations ........    3.015       9.909       0.134      5.666    4.275      --         6.350       5.163
                                            --------     -------     -------     ------   ------  ------      --------    --------
 Less Distributions:
  Dividends from Net Investment Income ....    0.313       0.339       0.698      0.611    0.195      --         0.379       0.470
  Distributions from Capital Gains ........    1.587       0.574       1.063      1.015       --      --         1.762          --
                                            --------     -------     -------     ------   ------  ------      --------    --------
  Total Distributions .....................    1.900       0.913       1.761      1.626    0.195      --         2.141       0.470
                                            --------     -------     -------     ------   ------  ------      --------    --------
Net Asset Value, End of Period ............ $  26.60     $ 25.49     $ 16.49     $18.12   $14.08  $10.00      $  39.02    $  34.81
                                            ========     =======     =======     ======   ======  ======      ========    ========
Total Return (1) ..........................    12.34%      62.60%       0.05%     44.40%   42.87%   0.00%        19.02%      17.21%
Ratios/Supplemental Data:
 Net Assets, End of Period (000 omitted) .. $149,506     $43,261     $17,994     $8,097   $1,197  $   13      $370,496    $273,685
 Ratio of Expenses to Average Net Assets# .     1.43%       1.25%       1.09%      0.00%    0.00%   0.00%         1.81%       1.93%
 Ratio of Net Investment
  Income to Average Net Assets# ...........     1.19%       1.24%       3.65%      4.56%    2.64%   0.00%         0.95%       1.38%
 Ratio of Expenses without waivers
  and assumption of expenses to Average
  Net Assets# ............................      1.46%       1.76%       2.06%      2.50%    2.00%   2.00%         1.81%       1.94%
 Ratio of Net Investment Income without
  waivers and assumption of expenses to
  Average Net Assets # ...................      1.16%       0.73%       2.68%      2.06%    0.64%  (2.00%)        0.95%       1.37%
Portfolio Turnover Rate ...................       56%        103%        160%       319%     109%      0%           --          --

[end table restubbed]
                                         Class B
                                         ----------------
                                                11/4/93**
                                                  through
                                                10/31/94
                                                ---------
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Period ......     $  30.39
                                                --------
 Income from Investment Operations:
  Net Investment Income ....................       0.336
  Net Gains or (Losses) in Securities (both
   realized and unrealized) ................       0.109
                                                --------
  Total from Investment Operations .........       0.445
                                                --------
 Less Distributions:
  Dividends from Net Investment Income .....       0.370
  Distributions from Capital Gains .........       0.345
                                                --------
  Total Distributions ......................       0.715
                                                --------
Net Asset Value, End of Period .............    $  30.12
                                                ========
Total Return (1) ...........................        1.55%
Ratios/Supplemental Data:
 Net Assets, End of Period (000 omitted) ...    $160,375
 Ratio of Expenses to Average Net Assets# ..        1.89%
 Ratio of Net Investment
  Income to Average Net Assets# ............        1.21%
 Ratio of Expenses without waivers
  and assumption of expenses to Average
  Net Assets# ..............................        1.89%
 Ratio of Net Investment Income without
  waivers and assumption of expenses to
  Average Net Assets # .....................        1.21%
Portfolio Turnover Rate ....................          --

[end restubbed table]

 * Commencement of operations.

 ** Commencement of offering of class of shares.

(1) Total return figures do not include the effect of any sales load.

  # Short periods have been annualized.

FUND OBJECTIVES
---------------

Vista Growth and Income Fund seeks to provide long-term capital appreciation and dividend income. The Fund is not intended to be a complete investment program, and there is no assurance it will achieve its objectives.

INVESTMENT POLICIES
-------------------
INVESTMENT APPROACH

The Fund seeks to achieve its objective by investing all of its investable assets in the Portfolio. The Portfolio invests in common stocks of issuers with a broad range of market capitalizations. Under normal market conditions, the Portfolio will invest at least 80% of its total assets in common stocks. In addition, the Portfolio may invest up to 20% of its total assets in convertible securities.

The Portfolio's advisers intend to utilize both quantitative and fundamental research to identify undervalued stocks with a catalyst for positive change. The advisers believe that the market risk involved in seeking capital appreciation will be moderated to an extent by the anticipated dividend returns on the stocks in which the Portfolio invests.


The Portfolio is classified as a "non-diversified" fund under federal securities law.

The Portfolio may invest any portion of its assets not invested as described above in high quality money market instruments and repurchase agreements. For temporary defensive purposes, the Portfolio may invest without limitation in these instruments as well as investment grade debt securities. At times when the Portfolio's advisers deem it advisable to limit the Portfolio's exposure to the equity markets, the Portfolio may invest up to 20% of its total assets in U.S. Government obligations (exclusive of any investments in money market instruments). To the extent that the Portfolio departs from its investment policies during temporary defensive periods, the Fund's investment objective may not be achieved.


WHO MAY WANT TO INVEST

This Fund may be most suitable for investors who...

o Are seeking long-term growth potential with dividend income

o Are investing for goals at least 3-5 years away

o Own or plan to own other types of investments for diversification purposes

o Can assume stock market risk


This Fund may NOT be appropriate for investors who are unable to tolerate moderate up and down price changes, are investing for short-term goals or who are in need of more aggressive growth potential.

FUND STRUCTURE

The Portfolio has an objective identical to that of the Fund. The Fund may withdraw its investment from the Portfolio at any time if the Trustees determine that it is in the best interest of the Fund to do so. Upon any such withdrawal, the Trustees would consider what action might be taken, including investing all of the Fund's investable assets in another pooled investment entity having substantially the same objective and policies as the Fund or retaining an investment adviser to manage the Fund's assets directly.

OTHER INVESTMENT PRACTICES

The Portfolio may also engage in the following investment practices, when consistent with the Portfolio's overall objective and policies. These practices, and certain associated risks, are more fully described in the SAI.


FOREIGN SECURITIES. The Portfolio may invest up to 20% of its total assets in foreign securities, including Depositary Receipts, which are described below. Since foreign securities are normally denominated and traded in foreign currencies, the values of the Portfolio's foreign investments may be influenced by currency exchange rates and exchange control regulations. There may be less information publicly available about foreign issuers than U.S. issuers, and they are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Foreign securities may be less liquid and more volatile than comparable U.S. securities. Foreign settlement procedures and trade regulations may involve certain expenses and risks. One risk would be the delay in payment or delivery of securities or in the recovery of the Portfolio's assets held abroad. It is possible that nationalization or expropriation of assets, imposition of currency exchange controls, taxation by withholding Portfolio assets, political or financial instability and diplomatic developments could affect the value of the Portfolio's investments in certain foreign countries. Foreign laws may restrict the ability to invest in certain countries or issuers and special tax considerations will apply to foreign securities. The risks can increase if the Portfolio invests in emerging market securities.


The Portfolio may invest its assets in securities of foreign issuers in the form of American Depositary Receipts, European Depositary Receipts, Global Depositary Receipts or other similar securities representing securities of foreign issuers (collectively, "Depositary Receipts"). The Portfolio treats Depositary Receipts as interests in the underlying securities for purposes of its investment policies. The Portfolio will limit its investment in Depositary Receipts not sponsored by the issuer of the underlying securities to no more than 5% of the value of its net assets (at the time of investment).


SUPRANATIONAL AND ECU OBLIGATIONS. The Portfolio may invest in debt securities issued by supranational organizations, which include organizations such as The World Bank, the European Community, the European Coal and Steel Community and the Asian Development Bank. The Portfolio may also invest in securities denominated in the ECU, which is a "basket" consisting of specified amounts of the currencies of certain member states of the European Community. These securities are typically issued by European governments and supranational organizations.


CONVERTIBLE SECURITIES. The Portfolio may invest up to 20% of its net assets in convertible securities, which are securities generally offering fixed interest or dividend yields which may be converted either at a stated price or stated rate for common or preferred stock. Although to a lesser extent than with fixed-income securities generally, the market value of convertible securities tends to decline as interest rates increase, and increase as interest rates decline. Because of the conversion feature, the market value of convertible securities also tends to vary with fluctuations in the market value of the underlying common or preferred stock.

U.S. GOVERNMENT OBLIGATIONS. U.S. Government obligations include obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

MONEY MARKET INSTRUMENTS. The Portfolio may invest in cash or high-quality, short-term money market instruments. These may include U.S. Government securities, commercial paper of domestic and foreign issuers and obligations of domestic and foreign banks. Investments in foreign money market instruments may involve certain risks associated with foreign investment.


INVESTMENT GRADE DEBT SECURITIES. Investment grade debt securities are securities rated in the category BBB or higher by Standard & Poor's Corporation ("S&P"), or Baa or higher by Moody's Investors Service, Inc. ("Moody's") or the equivalent by another national rating organization, or, if unrated, determined by the advisers to be of comparable quality.


REPURCHASE AGREEMENTS, SECURITIES LOANS AND FORWARD COMMITMENTS. The Portfolio may enter into agreements to purchase and resell securities at an agreed-upon price and time. The Portfolio also has the ability to lend portfolio securities in an amount equal to not more than 30% of its total assets to generate additional income. These transactions must be fully collateralized at all times. The Portfolio may purchase securities for delivery at a future date, which may increase its overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date. These transactions involve some risk to the Portfolio if the other party should default on its obligation and the Portfolio is delayed or prevented from recovering the collateral or completing the transaction.


BORROWINGS AND REVERSE REPURCHASE AGREEMENTS. The Portfolio may borrow money from banks for temporary or short- term purposes, but will not borrow money to buy additional securities, known as "leveraging." The Portfolio may also sell and simultaneously commit to repurchase a portfolio security at an agreed-upon price and time. This practice may be used to generate cash for shareholder redemptions without selling securities during unfavorable market conditions. Whenever the Portfolio enters into a reverse repurchase agreement, it will establish a segregated account in which it will maintain liquid assets on a daily basis in an amount at least equal to the repurchase price (including accrued interest). The Portfolio would be required to pay interest on amounts obtained through reverse repurchase agreements, which are considered borrowings under federal securities laws.

STAND-BY COMMITMENTS. The Portfolio may enter into put transactions, including those sometimes referred to as stand-by commitments, with respect to securities in its portfolio. In these transactions, the Portfolio would acquire the right to sell a security at an agreed upon price within a specified period prior to its maturity date. These transactions involve some risk to the Portfolio if the other party should default on its obligation and the Portfolio is delayed or prevented from recovering the collateral or completing the transaction. A put transaction will increase the cost of the underlying security and consequently reduce the available yield.

OTHER INVESTMENT COMPANIES. The Portfolio may invest up to 10% of its total assets in shares of other investment companies when consistent with its investment objective and policies, subject to applicable regulatory limitations. Additional fees may be charged by other investment companies.

STRIPS. The Portfolio may invest up to 20% of its total assets in stripped obligations (i.e., separately traded principal and interest components of securities) where the underlying obligations are backed by the full faith and credit of the U.S. Government, including instruments known as "STRIPS". The value of these instruments tends to fluctuate more in response to changes in interest rates than the value of ordinary interest-paying debt securities with similar maturities. The risk is greater when the period to maturity is longer.

DERIVATIVES AND RELATED INSTRUMENTS. The Portfolio may invest its assets in derivative and related instruments to hedge various market risks or to increase the Portfolio's income or gain. Some of these instruments will be subject to asset segregation requirements to cover the Portfolio's obligations. The Portfolio may (i) purchase, write and exercise call and put options on securities and securities indexes (including using options in combination with securities, other options or derivative instruments); (ii) enter into swaps, futures contracts and options on futures contracts; (iii) employ forward currency contracts; and (iv) purchase and sell structured products, which are instruments designed to restructure or reflect the characteristics of certain other investments.


There are a number of risks associated with the use of derivatives and related instruments and no assurance can be given that any strategy will succeed. The value of certain derivatives or related instruments in which the Portfolio invests may be particularly sensitive to changes in prevailing economic conditions and market value. The ability of the Portfolio to successfully utilize these instruments may depend in part upon the ability of its advisers to forecast these factors correctly. Inaccurate forecasts could expose the Portfolio to a risk of loss. There can be no guarantee that there will be a correlation between price movements in a hedging instrument and in the portfolio assets being hedged. The Portfolio is not required to use any hedging strategies. Hedging strategies, while reducing risk of loss, can also reduce the opportunity for gain. Derivatives transactions not involving hedging may have speculative characteristics, involve leverage and result in losses that may exceed the original investment of the Portfolio. There can be no assurance that a liquid market will exist at a time when the Portfolio seeks to close out a derivatives position. Activities of large traders in the futures and securities markets involving arbitrage, "program trading," and other investment strategies may cause price distortions in derivatives markets. In certain instances, particularly those involving over-the-counter transactions or forward contracts, there is a greater potential that a counterparty or broker may default. In the event of a default, the Portfolio may experience a loss. For additional information concerning derivatives, related instruments and the associated risks, see the SAI.

PORTFOLIO TURNOVER. The frequency of the Portfolio's buy and sell transactions will vary from year to year. The Portfolio's investment policies may lead to frequent changes in investments, particularly in periods of rapidly changing market conditions. High portfolio turnover rates would generally result in higher transaction costs, including brokerage commissions or dealer mark-ups, and would make it more difficult for the Portfolio to qualify as a registered investment company under federal tax law. See "How Distributions are Made; Tax Information" and "Other Information Concerning the Fund."


LIMITING INVESTMENT RISKS

Specific investment restrictions help the Portfolio limit investment risks for the Fund's shareholders. These restrictions prohibit the Portfolio from: (a) investing more than 15% of its net assets in illiquid securities (which include securities restricted as to resale unless they are determined to be readily marketable in accordance with procedures established by the Board of Trustees); or (b) investing more than 25% of its total assets in any one industry. A complete description of these and other investment policies is included in the SAI. Except for restriction (b) above and investment policies designated as fundamental in the SAI, the investment policies (including their investment objective) of the Portfolio and the Fund are not fundamental. Shareholder approval is not required to change any non-fundamental investment policy. However, in the event of a change in the Fund's or Portfolio's investment objective, shareholders will be given at least 30 days prior written notice.

RISK FACTORS

The net asset value of the Fund's shares will fluctuate based on the value of the securities held by the Portfolio. The Fund does not constitute a balanced or complete investment program. The Fund is subject to the general risks and considerations associated with equity investing.

Because the Portfolio is "non- diversified," the value of the Fund's shares is more susceptible to developments affecting issuers in which the Portfolio invests.

For a discussion of certain other risks associated with the Portfolio's additional investment activities, see "Other Investment Practices" above.

MANAGEMENT
----------
THE PORTFOLIO'S ADVISERS

The Chase Manhattan Bank ("Chase") is the Portolio's investment adviser under an Investment Advisory Agreement and has overall responsibility for investment decisions of the Portfolio, subject to the oversight of the Board of Trustees. Chase is a wholly-owned subsidiary of The Chase Manhattan Corporation, a bank holding company. Chase and its predecessors have over 100 years of money management experience.

For its investment advisory services to the Portfolio, Chase is entitled to receive an annual fee computed daily and paid monthly based at an annual rate equal to 0.40% of the Portfolio's average daily net assets. Chase is located at 270 Park Avenue, New York, New York 10017.


Chase Asset Management, Inc. ("CAM"), a registered investment adviser, is the Portfolio's sub- investment adviser under a Sub- Investment Advisory Agreement between CAM and Chase. CAM is a wholly-owned operating subsidiary of Chase. CAM makes investment decisions for the Portfolio on a day-to-day basis. For these services, CAM is entitled to receive a fee, payable by Chase from its advisory fee, at an annual rate equal to 0.20% of the Portfolio's average daily net assets. CAM was recently formed for the purpose of providing discretionary investment advisory services to institutional clients and to consolidate Chase's investment management function. The same individuals who serve as portfolio managers for Chase also serve as portfolio managers for CAM. CAM is located at 1211 Avenue of the Americas, New York, New York 10036.


PORTFOLIO MANAGERS.


Greg Adams, a Senior Portfolio Manager at Chase, and David Klassen, Director, U.S. Funds Management and Equity Research at Chase, have been responsible for the management of the Portfolio since March 1995. Mr. Adams joined Chase in 1987 and is also a manager of Vista Balanced Fund and Vista Large Cap Equity Fund. In addition, Mr. Adams has been responsible for overseeing the proprietary computer model program used in the U.S. equity selection process.

Mr. Klassen is responsible for asset allocation and investment strategy for Chase's domestic equity portfolios. Mr. Klassen joined Chase in March 1992. Prior to joining Chase, Mr. Klassen was a vice president and portfolio manager at Dean Witter Reynolds, responsible for managing several mutual funds and other accounts. In addition to managing Vista Growth and Income Portfolio, Mr. Klassen is a manager of Vista Small Cap Equity Fund and Vista Capital Growth Portfolio.

ABOUT YOUR INVESTMENT
---------------------
CHOOSING A SHARE CLASS

CLASS A SHARES. An investor who purchases Class A shares pays a sales charge at the time of purchase. As a result, Class A shares are not subject to any sales charges when they are redeemed. Certain purchases of Class A shares qualify for reduced sales charges. Class A shares have lower combined 12b-1 and service fees than Class B shares. See "How to Buy, Sell and Exchange Shares" and "Other Information Concerning the Fund."

CLASS B SHARES. Class B shares are sold without an initial sales charge, but are subject to a contingent deferred sales charge ("CDSC") if redeemed within a specified period after purchase. Class B shares also have higher combined 12b-1 and service fees than Class A shares.

Class B shares automatically convert into Class A shares, based on relative net asset value, at the beginning of the ninth year after purchase. For more information about the conversion of Class B shares, see the SAI. This discussion will include information about how shares acquired through reinvestment of distributions are treated for conversion purposes. Class B shares provide an investor the benefit of putting all of the investor's dollars to work from the time the investment is made. Until conversion, Class B shares will have a higher expense ratio and pay lower dividends than Class A shares because of the higher combined 12b-1 and service fees. See "How to Buy, Sell and Exchange Shares" and "Other Information Concerning the Fund."


WHICH ARRANGEMENT IS BEST FOR YOU? The decision as to which class of shares provides a more suitable investment for you depends on a number of factors, including the amount and intended length of the investment. If you are making an investment that qualifies for reduced sales charges, you might consider Class A shares. If you prefer not to pay an initial sales charge you might consider Class B shares. In almost all cases, if you are planning to purchase $250,000 or more of the Fund's shares you will pay lower aggregate charges and expenses by purchasing Class A shares.


HOW TO BUY, SELL
AND EXCHANGE SHARES
-------------------
HOW TO BUY SHARES

You can open a Fund account with as little as $2,500 for regular accounts or $1,000 for IRAs, SEP-IRAs and the Systematic Investment Plan. Additional investments can be made at any time with as little as $100. You can buy Fund shares three ways-- through an investment representative, through the Fund's distributor by calling the Vista Service Center, or through the Systematic Investment Plan.

All purchases made by check should be in U.S. dollars and made payable to the Vista Funds. Third party checks, credit cards and cash will not be accepted. The Fund reserves the right to reject any purchase order or cease offering shares for purchase at any time. When purchases are made by check, redemptions will not be allowed until the check clears, which may take 15 calendar days or longer. In addition, the redemption of shares purchased through Automated Clearing House (ACH) will not be allowed until your payment clears, which may take 7 business days or longer.

BUYING SHARES THROUGH THE FUND'S DISTRIBUTOR. Complete and return the enclosed application and your check in the amount you wish to invest to the Vista Service Center.

BUYING SHARES THROUGH SYSTEMATIC INVESTING. You can make regular investments of $100 or more per transaction through automatic periodic deduction from your bank checking or savings account. Shareholders electing to start this Systematic Investment Plan when opening an account should complete Section 8 of the account application. Current shareholders may begin such a plan at any time by sending a signed letter and a deposit slip or voided check to the Vista Service Center. Call the Vista Service Center at 1-800-34-VISTA for complete instructions.


Shares are purchased at the public offering price, which is based on the net asset value next determined after the Vista Service Center receives your order in proper form. In most cases, in order to receive that day's public offering price, the Vista Service Center must receive your order in proper form before the close of regular trading on the New York Stock Exchange. If you buy shares through your investment representative, the representative must receive your order before the close of regular trading on the New York Stock Exchange to receive that day's public offering price. Orders are in proper form only after funds are converted to federal funds. Orders paid by check and received by 2:00 p.m., Eastern Time will generally be available for the purchase of shares the following business day.


If you are considering redeeming or exchanging shares or transferring shares to another person shortly after purchase, you should pay for those shares with a certified check to avoid any delay in redemption, exchange or transfer. Otherwise the Fund may delay payment until the purchase price of those shares has been collected or, if you redeem by telephone, until 15 calendar days after the purchase date. To eliminate the need for safekeeping, the Fund will not issue certificates for your Class A shares unless you request them. Due to the conversion feature of Class B shares, certificates for Class B shares will not be issued and all Class B shares will be held in book entry form.

                                 Class A Shares
                                 --------------

The public offering price of Class A shares is the net asset value plus a sales charge that varies depending on the size of your purchase. The Fund receives the net asset value. The sales charge is allocated between your broker-dealer and the Fund's distributor as shown in the following table, except when the Fund's distributor, in its discretion, allocates the entire amount to your broker-dealer.


                                                                   Amount of
                                      Sales charge as a           sales charge
                                        percentage of:            reallowed to
                                  -------------------------       dealers as a
    Amount of transaction at      Offering       Net amount      percentage of
        offering price($)           price         invested       offering price
-------------------------------   --------      -----------      ---------------
Under 100,000 .................     4.75           4.99              4.00
100,000 but under 250,000 .....     3.75           3.90              3.25
250,000 but under 500,000 .....     2.50           2.56              2.25
500,000 but under 1,000,000 ...     2.00           2.04              1.75


There is no initial sales charge on purchases of Class A shares of $1 million or more.

The Fund's distributor pays broker-dealers commissions on net sales of Class A shares of $1 million or more based on an investor's cumulative purchases. Such commissions are paid at the rate of 1.00% of the amount under $2.5 million, 0.75% of the next $7.5 million, 0.50% of the next $40 million and 0.20% thereafter. The Fund's distributor may withhold such payments with respect to short-term investments.

                                 Class B Shares
                                 --------------

Class B shares are sold without an initial sales charge, although a CDSC will be imposed if you redeem shares within a specified period after purchase, as shown in the table below. The following types of shares may be redeemed without charge at any time: (i) shares acquired by reinvestment of distributions and (ii) shares otherwise exempt from the CDSC, as described below. For other shares, the amount of the charge is determined as a percentage of the lesser of the current market value or the purchase price of shares being redeemed.


Year        1      2      3      4      5      6      7      8+
----------------------------------------------------------------
CDSC        5%     4%     3%     3%     2%     1%     0%     0%


In determining whether a CDSC is payable on any redemption, the Fund will first redeem shares not subject to any charge, and then shares held longest during the CDSC period. When a share that has appreciated in value is redeemed during the CDSC period, a CDSC is assessed only on its initial purchase price. For information on how sales charges are calculated if you exchange your shares, see "How to Exchange Your Shares." The Fund's distributor pays broker-dealers a commission of 4.00% of the offering price on sales of Class B Shares, and the distributor receives the entire amount of any CDSC you pay.

GENERAL


You may be eligible to buy Class A shares at reduced sales charges. Consult your investment representative or the Vista Service Center for details about Vista's combined purchase privilege, cumulative quantity discount, statement of intention, group sales plan, employee benefit plans, and other plans. Descriptions are also included in the enclosed application and in the SAI. In addition, sales charges are waived if you are using redemption proceeds received within the prior ninety days from non-Vista mutual funds to buy your shares, and on which you paid a front-end or contingent deferred sales charge.


Some participant-directed employee benefit plans participate in a "multi-fund" program which offers both Vista and non-Vista mutual funds. With Board of Trustee approval, the money that is invested in Vista Funds may be combined with the other mutual funds in the same program when determining the plan's eligibility to buy Class A shares without a sales charge. These investments will also be included for purposes of the discount privileges and programs described above.

The Fund may sell Class A shares at net asset value without an initial sales charge to the current and retired Trustees (and their immediate families), current and retired employees (and their immediate families) of Chase, the Fund's distributor and transfer agent or any affiliates or subsidiaries thereof, registered representatives and other employees (and their immediate families) of broker-dealers having selected dealer agreements with the Fund's distributor, employees (and their immediate families) of financial institutions having selected dealer agreements with the Fund's distributor (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of Vista fund shares), financial institution trust departments investing an aggregate of $1 million or more in the Vista Family of Funds and clients of certain administrators of tax-qualified plans when proceeds from repayments of loans to participants are invested (or reinvested) in the Vista Family of Funds.

No initial sales charge will apply to the purchase of the Fund's Class A shares if you are investing the proceeds of a qualified retirement plan where a portion of the plan was invested in the Vista Family of Funds, any qualified retirement plan with 50 or more participants, or an individual participant in a tax-qualified plan making a tax-free rollover or transfer of assets from the plan in which Chase or an affiliate serves as trustee or custodian of the plan or manages some portion of the plan's assets.

Purchases of the Fund's Class A shares may be made with no initial sales charge through an investment adviser or financial planner that charges a fee for its services. Purchases of the Fund's Class A shares may be made with no initial sales charge (i) by an investment adviser, broker or financial planner, provided arrangements are preapproved and purchases are placed through an omnibus account with the Fund or (ii) by clients of such investment adviser or financial planner who place trades for their own accounts, if such accounts are linked to a master account of such investment adviser or financial planner on the books and records of the broker or agent. Such purchases may also be made for retirement and deferred compensation plans and trusts used to fund those plans.


Investors may incur a fee if they effect transactions through a broker or agent.


Purchases of the Fund's Class A shares may be made with no initial sales charge in accounts opened by a bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund, the Fund's distributor or the Vista Service Center.


Shareholders of record of any Vista fund as of November 30, 1990 and certain immediate family members may purchase the Fund's Class A shares with no initial sales charge for as long as they continue to own Class A shares of any Vista fund, provided there is no change in account registration.


The Fund may sell Class A shares at net asset value without an initial sales charge in connection with the acquisition by the Fund of assets of an investment company or personal holding company. The CDSC will be waived on redemption of Class B shares arising out of death or disability or in connection with certain withdrawals from IRA or other retirement plans. Up to 12% of the value of Class B shares subject to a systematic withdrawal plan may also be redeemed each year without a CDSC, provided that the Class B account had a minimum balance of $20,000 at the time the systematic withdrawal plan was established. The SAI contains additional information about purchasing the Fund's shares at reduced sales charges.

The Fund reserves the right to change any of these policies on purchases without an initial sales charge at any time and may reject any such purchase request.

For shareholders that bank with Chase, Chase may aggregate investments in the Vista Funds with balances held in Chase bank accounts for purposes of determining eligibility for certain bank privileges that are based on specified minimum balance requirements, such as reduced or no fees for certain banking services or preferred rates on loans and deposits. Chase and certain broker- dealers and other shareholder servicing agents may, at their own expense, provide gifts, such as computer software packages, guides and books related to investment or additional Fund shares valued up to $250 to their customers that invest in the Vista Funds.

Shareholders of other Vista funds may be entitled to exchange their shares for, or reinvest distributions from their funds in, shares of the Fund at net asset value.

HOW TO SELL SHARES

You can sell your Fund shares any day the New York Stock Exchange is open, either directly to the Fund or through your investment representative. The Fund will only forward redemption payments on shares for which it has collected payment of the purchase price.

SELLING SHARES DIRECTLY TO THE FUND. Send a signed letter of instruction to the Vista Service Center, along with any certificates that represent shares you want to sell. The price you will receive is the next net asset value calculated after the Fund receives your request in proper form, less any applicable CDSC. In order to receive that day's net asset value, the Vista Service Center must receive your request before the close of regular trading on the New York Stock Exchange.

If you sell shares having a net asset value of $100,000 or more, the signatures of registered owners or their legal representatives must be guaranteed by a bank, broker-dealer or certain other financial institutions. See the SAI for more information about where to obtain a signature guarantee.

If you want your redemption proceeds sent to an address other than your address as it appears on Vista's records, a signature guarantee is required. The Fund may require additional documentation for the sale of shares by a corporation, partnership, agent or fiduciary, or a surviving joint owner. Contact the Vista Service Center for details.

DELIVERY OF PROCEEDS. The Fund generally sends you payment for your shares the business day after your request is received in proper form, assuming the Fund has collected payment of the purchase price of your shares. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

TELEPHONE REDEMPTIONS. You may use Vista's Telephone Redemption Privilege to redeem shares from your account unless you have notified the Vista Service Center of an address change within the preceding 30 days. Telephone redemption requests in excess of $25,000 will only be made by wire to a bank account on record with the Fund. Unless an investor indicates otherwise on the account application, the Fund will be authorized to act upon redemption and transfer instructions received by telephone from a shareholder, or any person claiming to act as his or her representative, who can provide the Fund with his or her account registration and address as it appears on the Fund's records.

The Vista Service Center will employ these and other reasonable procedures to confirm that instructions communicated by telephone are genuine; if it fails to employ reasonable procedures, the Fund may be liable for any losses due to unauthorized or fraudulent instructions. An investor agrees, however, that to the extent permitted by applicable law, neither the Fund nor its agents will be liable for any loss, liability, cost or expense arising out of any redemption request, including any fraudulent or unauthorized request. For information, consult the Vista Service Center.

During periods of unusual market changes and shareholder activity, you may experience delays in contacting the Vista Service Center by telephone. In this event, you may wish to submit a written redemption request, as described above, or contact your investment representative. The Telephone Redemption Privilege is not available if you were issued certificates for shares that remain outstanding. The Telephone Redemption Privilege may be modified or terminated without notice.

SYSTEMATIC WITHDRAWAL. You can make regular withdrawals of $50 or more ($100 or more for Class B accounts) monthly, quarterly or semiannually. A minimum account balance of $5,000 is required to establish a systematic withdrawal plan for Class A accounts. Call the Vista Service Center at 1-800-34-VISTA for complete instructions.

SELLING SHARES THROUGH YOUR INVESTMENT REPRESENTATIVE. Your investment representative must receive your request before the close of regular trading on the New York Stock Exchange to receive that day's net asset value. Your investment representative will be responsible for furnishing all necessary documentation to the Vista Service Center, and may charge you for its services.


INVOLUNTARY REDEMPTION OF ACCOUNTS. The Fund may involuntarily redeem your shares if at such time the aggregate net asset value of the shares in your account is less than $500 due to redemptions or if you purchase through the Systematic Investment Plan and fail to meet the Fund's investment minimum within a twelve month period. In the event of any such redemption, you will receive at least 60 days notice prior to the redemption. In the event the Fund redeems Class B shares pursuant to this provision, no CDSC will be imposed.


HOW TO EXCHANGE YOUR SHARES

You can exchange your shares for shares of the same class of certain other Vista funds at net asset value beginning 15 days after purchase. Not all Vista funds offer all classes of shares. The prospectus of the other Vista fund into which shares are being exchanged should be read carefully and retained for future reference. If you exchange shares subject to a CDSC, the transaction will not be subject to the CDSC. However, when you redeem the shares acquired through the exchange, the redemption may be subject to the CDSC, depending upon when you originally purchased the shares. The CDSC will be computed using the schedule of any fund into or from which you have exchanged your shares that would result in your paying the highest CDSC applicable to your class of shares. In computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange.

EXCHANGING TO MONEY MARKET FUNDS. An exchange of Class B shares into any of the Vista money market funds other than the Class B shares of the Vista Prime Money Market Fund will be treated as a redemption--and therefore subject to the conditions of the CDSC--and a subsequent purchase. Class B shares of any Vista non-money market fund may be exchanged into the Class B shares of the Vista Prime Money Market Fund in order to continue the aging of the initial purchase of such shares.

For federal income tax purposes, an exchange is treated as a sale of shares and generally results in a capital gain or loss.

EXCHANGING BY PHONE. A Telephone Exchange Privilege is currently available. Call the Vista Service Center for procedures for telephone transactions. The Telephone Exchange Privilege is not available if you were issued certificates for shares that remain outstanding. Ask your investment representative or the Vista Service Center for prospectuses of other Vista funds. Shares of certain Vista funds are not available to residents of all states.

EXCHANGE PARAMETERS. The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other circumstances where Vista management or the Trustees believe doing so would be in the best interests of the Fund, the Fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. In addition, any shareholder who makes more than ten exchanges of shares involving the Fund in a year or three in a calendar quarter will be charged a $5.00 administration fee for each such exchange. Shareholders would be notified of any such action to the extent required by law. Consult the Vista Service Center before requesting an exchange. See the SAI to find out more about the exchange privilege.

REINSTATEMENT PRIVILEGE. Upon written request, Class A shareholders have a one time privilege of reinstating their investment in the Fund at net asset value within 90 calendar days of the redemption. The reinstatement request must be accompanied by payment for the shares (not in excess of the redemption), and shares will be purchased at the next determined net asset value. Class B shareholders who have redeemed their shares and paid a CDSC with such redemption may purchase Class A shares with no initial sales charge (in an amount not in excess of their redemption proceeds) if the purchase occurs within 90 days of the redemption of the Class B shares.

HOW THE FUND
VALUES ITS SHARES
-----------------

The net asset value of each class of the Fund's shares is determined once daily based upon prices determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time, however, options are priced at 4:15 p.m., Eastern time), on each business day of the Fund, by dividing the net assets of the Fund attributable to that class by the total number of outstanding shares of that class. Values of assets held by the Fund (i.e., the value of its investment in the Portfolio and its other assets) are determined on the basis of their market or other fair value, as described in the SAI.

HOW DISTRIBUTIONS ARE
MADE; TAX INFORMATION
---------------------

The Fund distributes any net investment income at least quarterly and any net realized capital gains at least annually. Capital gains are distributed after deducting any available capital loss carryovers. Distributions paid by the Fund with respect to Class A shares will generally be greater than those paid with respect to Class B shares because expenses attributable to Class B shares will generally be higher.

DISTRIBUTION PAYMENT OPTION. You can choose from three distribution options: (1) reinvest all distributions in additional Fund shares without a sales charge; (2) receive distributions from net investment income in cash or by ACH to a pre-established bank account while reinvesting capital gains distributions in additional shares without a sales charge; or (3) receive all distributions in cash or by ACH. You can change your distribution option by notifying the Vista Service Center in writing. If you do not select an option when you open your account, all distributions will be reinvested. All distributions not paid in cash or by ACH will be reinvested in shares of the same share class. You will receive a statement confirming reinvestment of distributions in additional Fund shares promptly following the quarter in which the reinvestment occurs.


If a check representing a Fund distribution is not cashed within a specified period, the Vista Service Center will notify you that you have the option of requesting another check or reinvesting the distribution in the Fund or in an established account of another Vista fund without a sales charge. If the Vista Service Center does not receive your election, the distribution will be reinvested in the Fund. Similarly, if the Fund or the Vista Service Center sends you correspondence returned as "undeliverable," distributions will automatically be reinvested in the Fund.


The Fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. The Fund intends to distribute substantially all of its ordinary income and capital gain net income on a current basis. If the Fund does not qualify as a regulated investment company for any taxable year or does not make such distributions, the Fund will be subject to tax on all of its income and gains.

TAXATION OF DISTRIBUTIONS. Fund distributions other than net long-term capital gains will be taxable to you as ordinary income. Distributions of net long-term capital gains will be taxable as such, regardless of how long you have held the shares. The taxation of your distribution is the same whether received in cash or in shares through the reinvestment of distributions.

You should carefully consider the tax implications of purchasing shares just prior to a distribution. This is because you will be taxed on the entire amount of the distribution received, even though the net asset value per share will be higher on the date of such purchase as it will include the distribution amount.

Early in each calendar year the Fund will notify you of the amount and tax status of distributions paid to you by the Fund for the preceding year.

The above is only a summary of certain federal income tax consequences of investing in the Fund. You should consult your tax adviser to determine the precise effect of an investment in the Fund on your particular tax situation (including possible liability for state and local taxes and, for foreign shareholders, U.S. withholding taxes).

OTHER INFORMATION
CONCERNING THE FUND
-------------------

DISTRIBUTION PLANS

The Fund's distributor is Vista Fund Distributors, Inc. ("VFD"). VFD is a subsidiary of The BISYS Group, Inc. and is unaffiliated with Chase. The Trust has adopted Rule 12b-1 distribution plans for Class A and Class B shares, which provide for the payment of distribution fees at annual rates of up to 0.25% and 0.75% of the average daily net assets attributable to Class A and Class B shares, of the Fund, respectively. Payments under the distribution plans shall be used to compensate or reimburse the Fund's distributor and broker-dealers for services provided and expenses incurred in connection with the sale of Class A and Class B shares, and are not tied to the amount of actual expenses incurred. Payments may be used to compensate broker-dealers with trail or maintenance commissions at an annual rate of up to 0.20% of the average daily net asset value of Class A shares, or 0.25% of the average daily net asset value of the Class B shares invested in the Fund by customers of these broker-dealers. Trail or maintenance commissions are paid to broker-dealers beginning the 13th month following the purchase of shares by their customers. Promotional activities for the sale of Class A and Class B shares will be conducted generally by the Vista Family of Funds, and activities intended to promote the Fund's Class A or Class B shares may also benefit the Fund's other shares and other Vista funds.

Class A shares are also permitted to pay an additional fee at an annual rate of up to 0.05% of its average daily net asset value in anticipation of, or as reimbursement for, expenses incurred in connection with print or electronic media advertising in connection with the sale of Fund shares. When such expenses are incurred, the maximum compensation paid by the Class A shares under the Class A distribution plan would be at an annual rate of 0.25% of its average daily net asset value.

VFD may provide promotional incentives to broker-dealers that meet specified sales targets for one or more Vista funds. These incentives may include gifts of up to $100 per person annually; an occasional meal, ticket to a sporting event or theater for entertainment for broker-dealers and their guests; and payment or reimbursement for travel expenses, including lodging and meals, in connection with attendance at training and educational meetings within and outside the U.S.

SHAREHOLDER SERVICING AGENTS

The Trust has entered into shareholder servicing agreements with certain shareholder servicing agents (including Chase) under which the shareholder servicing agents have agreed to provide certain support services to their customers who beneficially own or Class A and Class B shares of the Fund. These services include assisting with purchase and redemption transactions, maintaining shareholder accounts and records, furnishing customer statements, transmitting shareholder reports and communications to customers and other similar shareholder liaison services. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.25% of the average daily net assets of or Class A and Class B shares of the Fund held by investors for whom the shareholder servicing agent maintains a servicing relationship. Shareholder servicing agents may subcontract with other parties for the provision of shareholder support services.

Shareholder servicing agents may offer additional services to their customers, such as pre-authorized or systematic purchase and redemption plans. Each shareholder servicing agent may establish its own terms and conditions, including limitations on the amounts of subsequent transactions, with respect to such services. Certain shareholder servicing agents may (although they are not required by the Trust to do so) credit to the accounts of their customers from whom they are already receiving other fees an amount not exceeding such other fees or the fees for their services as shareholder servicing agents.

Chase and/or VFD may from time to time, at their own expense out of compensation retained by them from the Fund or other sources available to them, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers. These services include maintaining account records, processing orders to purchase, redeem and exchange Fund shares and responding to certain customer inquiries. The amount of such compensation may be up to an additional 0.10% annually of the average net assets of the Fund attributable to shares of the Fund held by customers of such shareholder servicing agents. Such compensation does not represent an additional expense to the Fund or its shareholders, since it will be paid by Chase and/or VFD.

ADMINISTRATOR AND
SUB-ADMINISTRATOR

Chase acts as the administrator for the Fund and the Portfolio and is entitled to receive from each of the Fund and the Portfolio a fee computed daily and paid monthly at an annual rate equal to 0.05% of their respective average daily net assets.

VFD provides certain sub-administrative services to the Fund pursuant to a distribution and sub-administration agreement and is entitled to receive a fee for these services from the Fund at an annual rate equal to 0.05% of the Fund's average daily net assets. VFD has agreed to use a portion of this fee to pay for certain expenses incurred in connection with organizing new series of the Trust and certain other ongoing expenses of the Trust. VFD is located at 450 West 33rd Street, New York, New York 10001-2603.


CUSTODIAN


Chase acts as the custodian and fund accountant for the Fund and the Portfolio and receives compensation under separate agreements with the Trust and the Portfolio. Portfolio securities and cash may be held by sub-custodian banks if such arrangements are reviewed and approved by the Trustees.


EXPENSES


The Fund pays the expenses incurred in its operations, including its pro rata share of expenses of the Trust and the Portfolio. These expenses include investment advisory and administrative fees; the compensation of the Trustees; registration fees; interest charges; taxes; expenses connected with the execution, recording and settlement of security transactions; fees and expenses for custody services, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to government offices and commissions; expenses of meetings of investors; fees and expenses of independent accountants, of legal counsel and of any transfer agent, registrar or dividend disbursing agent of the Trust or Portfolio; insurance premiums; and expenses of calculating the net asset value of, and the net income on, shares of the Fund. Shareholder servicing and distribution fees are allocated to specific classes of the Fund. In addition, the Fund may allocate transfer agency and certain other expenses by class. Service providers to the Fund or Portfolio may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled.


ORGANIZATION AND
DESCRIPTION OF SHARES

The Fund is a portfolio of Mutual Fund Group, an open-end management investment company organized as a Massachusetts business trust in 1987 (the "Trust"). The Trust has reserved the right to create and issue additional series and classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Shares have no preemptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each whole share held, and each fractional share shall be entitled to a proportionate fractional vote, except that Trust shares held in the treasury of the Trust shall not be voted. Shares of each class of the Fund generally vote together except when required under federal securities laws to vote separately on matters that only affect a particular class, such as the approval of distribution plans for a particular class.

The Fund issues multiple classes of shares. This Prospectus relates only to Class A and Class B shares of the Fund. The Fund offers other classes of shares in addition to these classes. The categories of investors that are eligible to purchase shares and minimum investment requirements may differ for each class of Fund shares. In addition, other classes of Fund shares may be subject to differences in sales charge arrangements, ongoing distribution and service fee levels, and levels of certain other expenses, which will affect the relative performance of the different classes. Investors may call 1-800-34-VISTA to obtain additional information about other classes of shares of the Fund that are offered. Any person entitled to receive compensation for selling or servicing shares of the Fund may receive different levels of compensation with respect to one class of shares over another.

The business and affairs of the Trust are managed under the general direction and supervision of its Board of Trustees. The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of all series or classes when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote. The Trustees will promptly call a meeting of shareholders to remove a trustee(s) when requested to do so in writing by record holders of not less than 10% of all outstanding shares of the Trust.

Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

UNIQUE CHARACTERISTICS OF
MASTER/FEEDER FUND STRUCTURE

Unlike other mutual funds which directly acquire and manage their own portfolio securities, the Fund invests all of its investable assets in the Portfolio, a separate registered investment company. Therefore, a shareholder's interest in the Portfolio's securities is indirect. In addition to selling a beneficial interest to the Fund, the Portfolio may sell beneficial interests to other mutual funds or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, other investors investing in the Portfolio are not required to sell their shares at the same public offering prices as the Fund, and may bear different levels of ongoing expenses than the Fund. Shareholders of the Fund should be aware that these differences may result in differences in returns experienced in the different funds that invest in the Portfolio. Such differences in returns are also present in other mutual fund structures.

Smaller funds investing in the Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may experience higher pro rata operating expenses, thereby producing lower returns. Additionally, the Portfolio may become less diverse, resulting in increased portfolio risk. However, this possibility also exists for traditionally structured funds which have large or institutional investors. Funds with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio. Whenever the Trust is requested to vote on matters pertaining to the Portfolio, the Trust will hold a meeting of shareholders of the Fund and will cast all of its votes in the same proportion as do the Fund's shareholders. Shares of the Fund for which no voting instructions have been received will be voted in the same proportion as those shares for which voting instructions are received. Certain changes in the Portfolio's objective, policies or restrictions may require the Trust to withdraw the Fund's interest in the Portfolio. Any withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution from the Portfolio). The Fund could incur brokerage fees or other transaction costs in converting such securities to cash. In addition, a distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund.


The same individuals who are desinterested Trustees of the Trust serve as Trustees of the Portfolio. The Trustees of the Trust, including a majority of the disinterested Trustees, have adopted procedures they believe are reasonably appropriate to deal with any resulting conflicts of interest up to and including creating a separate Board of Trustees.


Investors in the Fund may obtain information about whether an investment in the Portfolio may be available through other funds by calling the Vista Service Center at 1-800-34-VISTA.

PERFORMANCE INFORMATION
-----------------------

The Fund's investment performance may from time to time be included in advertisements about the Fund. Performance is calculated separately for each class of shares, in the manner described in the SAI. "Yield" for each class of shares is calculated by dividing the annualized net investment income per share during a recent 30-day period by the maximum public offering price per share of such class on the last day of that period.

"Total return" for the one-, five- and ten-year periods (or since inception, if shorter) through the most recent calendar quarter represents the average annual compounded rate of return on an investment of $1,000 in the Fund invested at the maximum public offering price (in the case of Class A shares) or reflecting the deduction of any applicable contingent deferred sales charge (in the case of Class B shares). Total return may also be presented for other periods or without reflecting sales charges. Any quotation of investment performance not reflecting the maximum initial sales charge or contingent deferred sales charge would be reduced if such sales charges were used.

All performance data is based on the Fund's past investment results and does not predict future performance. Investment performance, which will vary, is based on many factors, including market conditions, the composition of the Fund's portfolio, the Fund's operating expenses and which class of shares you purchase. Investment performance also often reflects the risks associated with the Fund's investment objectives and policies. These factors should be considered when comparing the Fund's investment results to those of other mutual funds and other investment vehicles. Quotation of investment performance for any period when a fee waiver or expense limitation was in effect will be greater than if the waiver or limitation had not been in effect. The Fund's performance may be compared to other mutual funds, relevant indices and rankings prepared by independent services. See the SAI.

                     MAKE THE MOST OF YOUR VISTA PRIVILEGES
                     --------------------------------------

The following services are available to you as a Vista mutual fund shareholder.

o SYSTEMATIC INVESTMENT PLAN--Invest as much as you wish ($100 or more) in the first or third week of any month. The amount will be automatically transferred from your checking or savings account.

o SYSTEMATIC WITHDRAWAL PLAN--Make regular withdrawals of $50 or more ($100 or more for Class B accounts) monthly, quarterly or semiannually. A minimum account balance of $5,000 is required to establish a systematic withdrawal plan for Class A accounts.

o SYSTEMATIC EXCHANGE--Transfer assets automatically from one Vista account to another on a regular, prearranged basis. There is no additional charge for this service.

o FREE EXCHANGE PRIVILEGE--Exchange money between Vista funds in the same class of shares without charge. The exchange privilege allows you to adjust your investments as your objectives change. Investors may not maintain, within the same fund, simultaneous plans for systematic investment or exchange and systematic withdrawal or exchange.

o REINSTATEMENT PRIVILEGE--Class A shareholders have a one time privilege of reinstating their investment in the Fund at net asset value next determined subject to written request within 90 calendar days of the redemption, accompanied by payment for the shares (not in excess of the redemption).

  Class B shareholders who have redeemed their shares and paid a CDSC with such redemption may purchase Class A shares with no initial sales charge (in an amount not in excess of their redemption proceeds) if the purchase occurs within 90 days of the redemption of the Class B shares.

For more information about any of these services and privileges, call your shareholder servicing agent, investment representative or the Vista Service Center at 1-800-34-VISTA. These privileges are subject to change or termination.

Vista Family of Mutual Funds & Retirement Products

VISTA INTERNATIONAL EQUITY FUNDS
Southeast Asian Fund
Japan Fund
European Fund
International Equity Fund

VISTA U.S. EQUITY FUNDS
Small Cap Equity Fund
The Growth Fund of Washington
Capital Growth Fund
Growth and Income Fund
Large Cap Equity Fund
Balanced Fund
Equity Income Fund

VISTA FIXED INCOME FUNDS
Bond Fund
U.S. Government Securities Fund
U.S. Treasury Income Fund
Short-Term Bond Fund

VISTA TAX-FREE FUNDS(1)
New York Tax Free Income Fund
California Intermediate Tax Free Fund
Tax Free Income Fund

VISTA TAX-FREE MONEY MARKET FUNDS(1,2)
New York Tax Free Money Market Fund
Connecticut Daily Tax Free Income Fund Select Shares(3)
New Jersey Daily Municipal Income Fund Select Shares(3)
Tax Free Money Market Fund
California Tax Free Money Market Fund

VISTA TAXABLE MONEY MARKET FUNDS(2)
Cash Management Money Market Fund
Federal Money Market Fund
100% U.S. Treasury Securities Money Market Fund
U.S. Government Money Market Fund
Treasury Plus Money Market Fund

VISTA RETIREMENT PRODUCTS
Vista Capital Advantage Variable Annuity(4)
Vista 401(k) Advantage

For complete information on the Vista Mutual Funds or Retirement Products, including information about fees and expenses, call your investment professional or 1-800-34-VISTA for a prospectus. Please read it carefully before you invest or send money.

(1) Some income may be subject to certain state and local taxes. A portion of the income may be subject to the federal alternative minimum tax for some investors.

(2) An investment in a Money Market Fund is neither insured nor guaranteed by the U.S. Government. Yields will fluctuate, and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

(3) Vista Select Shares of these funds are not a part of, or affiliated with, the Vista Family of Mutual Funds. Reich & Tang Distributors L.P. and New England Investment Companies L.P., which are unaffiliated with Chase, are the funds' distributor and investment adviser, respectively.

(4) The variable annuity contract is issued by First SunAmerica Life Insurance Company in New York; in other states, but not necessarily all states, it is issued by Anchor National Life Insurance Company.

                      (This Page Intentionally Left Blank)

VISTA SERVICE CENTER
P.O. Box 419392
Kansas City, MO 64141-6392

TRANSFER AGENT AND DIVIDEND PAYING AGENT
DST Systems, Inc.
210 West 10th Street
Kansas City, MO 64105

LEGAL COUNSEL
Simpson Thacher & Bartlett
425 Lexington Avenue
New York, NY 10017

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, NY 10036

[VISTA LOGO]
P.O. Box 419392
Kansas City, MO 64141-6392

VGI-1-297X

                                  [VISTA LOGO]

                          VISTA GROWTH AND INCOME FUND

                       AMENDMENT DATED DECEMBER 29, 1997
                   TO THE PROSPECTUS FOR CLASS A AND B SHARES
                            DATED FEBRUARY 28, 1997

By this amendment, the accompanying Prospectus is redated December 29, 1997.

The purpose of this Amendment is to reflect that the Fund now offers Class C shares, in addition to Class A and B shares through the Prospectus. In that connection, the changes identified below are made to the accompanying Prospectus.

In the section of the Prospectus entitled "Expense Summary," the following tables are inserted in lieu of the existing tables:

                                EXPENSE SUMMARY

Expenses are one of several factors to consider when investing. The following table summarizes your costs from investing in the Fund based on expenses incurred in the most recent fiscal year, in case of Class A and Class B shares, and based on estimated expenses for the current fiscal year, in the case of Class C shares. The examples show the cumulative expenses attributable to a hypothetical $1,000 investment over specified periods.

                                                    Class A  Class B   Class C
                                                    Shares   Shares    Shares
                                                    -------- --------  --------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on Purchases
  (as a percentage of offering price)   .........    4.75%    None      None
Maximum Deferred Sales Charge
  (as a percentage of the lower of original
  purchase price or redemption proceeds)*  ......    None     5.00%     1.00%
ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net assets)
Investment Advisory Fee  ........................    0.40%    0.40%     0.40%
12b-1 Fee ** ....................................    0.25%    0.75%     0.75%#
Shareholder Servicing Fee   .....................    0.25%    0.25%     0.25%#
Other Expenses  .................................    0.37%    0.37%     0.37%
                                                     ----     ----      ----
Total Fund Operating Expenses  ..................    1.27%    1.77%     1.77%
                                                     ====     ====      ====

EXAMPLES

Your investment of $1,000 would incur the following expenses, assuming 5% annual return:

                                       1 Year    3 Years    5 Years     10 Years
                                       -------   --------   ---------   --------
Class A Shares+   ..................     $60        $86       $114        $194
Class B Shares:
 Assuming complete redemption at the
   end of the period++ +++ .........     $70        $89       $119        $195
 Assuming no redemptions+++   ......     $18        $56       $ 96        $195
Class C Shares:
 Assuming complete redemption at the
   end of the period++  ............     $28        $56       $ 96        $208
 Assuming no redemptions   .........     $18        $56       $ 96        $208

  * The maximum deferred sales charge on Class B shares applies to redemptions during the first year after purchase; the charge generally declines by 1% annually thereafter (except in the fourth year), reaching zero after six years. The maximum deferred sales charge on Class C shares applies to redemptions during the first year after purchase; the charge is 1% during the first year and zero thereafter. See "How to Buy, Sell and Exchange Shares."
 ** Long-term shareholders in mutual funds with 12b-1 fees, such as Class A and Class B shareholders of the Fund, may pay more than the economic equivalent of the maximum front-end sales charge permitted by rules of the National Association of Securities Dealers, Inc.
  # Beginning with the 13th month following the purchase of Class C shares by their customers, broker-dealers receive payments at an annual rate of 1.00% of the average daily net asset value of the Class C shares invested in the Fund by their customers, consisting of a 12b-1 distribution fee at an annual rate of 0.75% of such assets and a service fee at an annual rate of 0.25% of such assets.
   + Assumes deduction at the time of purchase of the maximum sales charge.
  ++ Assumes deduction at the time of redemption of the maximum applicable deferred sales charge.
 +++ Ten-year figures assume conversion of Class B shares to Class A shares at the beginning of the ninth year after purchase. See "How to Buy, Sell and Exchange Shares."

The table is provided to help you understand the expenses of investing in the Fund and your share of the operating expenses that the Fund incurs directly and through the Portfolio. The examples should not be considered representations of past or future expenses or returns; actual expenses and returns may be greater or less than shown.

Charges or credits, not reflected in the expense table above, may be incurred directly by customers of financial institutions in connection with an investment in the Fund. The Fund understands that Shareholder Servicing Agents may credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees received by the Shareholder Servicing Agent from the Fund with respect to those accounts. See "Other Information Concerning the Fund."

In the section of the Prospectus entitled "Financial Highlights," the following text and table is inserted in lieu of the existing text and table:

                             FINANCIAL HIGHLIGHTS

The table set forth below provides selected per share data and ratios for both Class A and Class B shares outstanding throughout each of the periods shown. This information is supplemented by financial statements and accompanying notes appearing in the Fund's Annual Report to Shareholders for the fiscal year ended October 31, 1997, which is incorporated by reference into the SAI. Shareholders can obtain a copy of this annual report by contacting the Fund or their Shareholder Servicing Agent. The financial statements and notes, as well as the financial information set forth in the table below for each of the periods ended October 31, 1997, has been audited by Price Waterhouse LLP, independent accountants, whose report thereon is also included in the Annual Report to Shareholders.

                          VISTA GROWTH AND INCOME FUND


                                                                              Class A
                                                                      Year ended October 31,
                                             -------------------------------------------------------------------------
                                                 1997           1996           1995           1994         1993
                                             -------------- -------------- -------------- -------------- -------------
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Period  ......  $    39.21     $    34.96     $    30.26     $    30.99      $   26.60
                                              ----------     ----------     ----------     ----------      ---------
 Income from Investment
   Operations:
  Net Investment Income   ..................       0.347@         0.599          0.614          0.466          0.341
  Net Gains or (Losses) in Securities
    (both realized and unrealized) .........      10.180          5.960          4.710         (0.429)         5.007
                                              ----------     ----------     ----------     ----------     ----------
  Total from Investment
    Operations   ...........................      10.527          6.559          5.324          0.037          5.348
                                              ----------     ----------     ----------     ----------     ----------
 Less Distributions:
   Dividends from Net Investment
    Income .................................       0.379          0.549          0.621          0.422          0.338
   Distributions from Capital
    Gains  .................................       3.150          1.762             --          0.345          0.620
                                              ----------     ----------     ----------     ----------     ----------
   Total Distributions .....................       3.529          2.311          0.621          0.767          0.958
                                              ----------     ----------     ----------     ----------     ----------
Net Asset Value, End of Period  ............  $    46.21     $    39.21     $    34.96     $    30.26     $    30.99
                                              ==========     ==========     ==========     ==========     ==========
Total Return(1)  ...........................       28.84%         19.60%         17.79%          0.15%         20.47%
Ratios/Supplemental Data:
 Net Assets, End of Period
   (000 omitted) ...........................  $1,496,738     $1,590,893     $1,521,489     $1,413,899     $  949,465
 Ratio of Expenses to Average
   Net Assets#   ...........................        1.27%          1.32%          1.43%          1.40%          1.39%
 Ratio of Net Investment
   Income to Average Net Assets#   .........        0.82%          1.46%          1.93%          1.60%          1.07%
 Ratio of Expenses without waivers
   and assumption of expenses to
   Average Net Assets# .....................        1.27%          1.32%          1.45%          1.40%          1.39%
 Ratio of Net Investment Income
   without waivers and
   assumption of expenses to
   Average Net Assets# .....................        0.82%          1.46%          1.91%          1.60%          1.07%
Portfolio Turnover Rate   ..................          --             --             --             --             41%

                          VISTA GROWTH AND INCOME FUND

                                                                        Class A (continued)
                                                                      Year ended October 31,
                                         ---------------------------------------------------------------------------------
                                                                                                              9/23/87*
                                                                                                                 to
                                           1992          1991          1990         1989          1988        10/31/87
                                         ------------- ------------- ------------ ------------- ------------- ------------
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Period ...  $    25.49    $    16.49    $   18.12    $    14.08    $    10.00    $  10.00
                                          ----------    ----------    ---------    ----------    ----------    --------
 Income from Investment
   Operations:
  Net Investment Income  ...............       0.313         0.388        0.707         0.633         0.225          --
  Net Gains or (Losses) in Securities
    (both realized and unrealized)   ...       2.702         9.521       (0.573)        5.033         4.050          --
                                          ----------    ----------    ---------    ----------    ----------    --------
  Total from Investment
    Operations  ........................       3.015         9.909        0.134         5.666         4.275          --
                                          ----------    ----------    ---------    ----------    ----------    --------
 Less Distributions:
   Dividends from Net Investment
    Income   ...........................       0.313         0.339        0.698         0.611         0.195          --
   Distributions from Capital
    Gains ..............................       1.587         0.574        1.063         1.015            --          --
                                          ----------    ----------    ---------    ----------    ----------    --------
   Total Distributions   ...............       1.900         0.913        1.761         1.626         0.195          --
                                          ----------    ----------    ---------    ----------    ----------    --------
Net Asset Value, End of Period .........  $    26.60    $    25.49    $   16.49    $    18.12    $    14.08    $  10.00
                                          ==========    ==========    =========    ==========    ==========    ========
Total Return(1) ........................       12.34%        62.60%        0.05%        44.40%        42.87%       0.00%
Ratios/Supplemental Data:
 Net Assets, End of Period
   (000 omitted)   .....................  $  149,506    $   43,261    $  17,994    $    8,097    $    1,197    $     13
 Ratio of Expenses to Average
   Net Assets#  ........................        1.43%         1.25%        1.09%         0.00%         0.00%       0.00%
 Ratio of Net Investment
   Income to Average Net Assets#  ......        1.19%         1.24%        3.65%         4.56%         2.64%       0.00%
 Ratio of Expenses without waivers
   and assumption of expenses to
   Average Net Assets#   ...............        1.46%         1.76%        2.06%         2.50%         2.00%       2.00%
 Ratio of Net Investment Income
   without waivers and
   assumption of expenses to
   Average Net Assets#   ...............        1.16%         0.73%        2.68%         2.06%         0.64%      (2.00%)
Portfolio Turnover Rate  ...............          56%          103%         160%          319%          109%          0%

   * Commencement of operations.
  ** Commencement of offering of class of shares.
 (1) Total return figures do not include the effect of any sales load. # Short periods have been annualized.

                          VISTA GROWTH AND INCOME FUND


                                                                          Class B
                                               -------------------------------------------------------------
                                                 Year            Year            Year           11/4/93**
                                                 Ended           Ended           Ended          through
                                                10/31/97        10/31/96        10/31/95        10/31/94
                                               -------------   -------------   -------------   -------------
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Period  ......    $    39.02      $    34.81      $    30.12      $    30.39
                                                ----------      ----------      ----------      ----------
 Income from Investment
   Operations:
  Net Investment Income   ..................        0.132@           0.366           0.463           0.336
  Net Gains or (Losses) in Securities
    (both realized and unrealized) .........        10.130           5.984           4.700           0.109
                                                ----------      ----------      ----------      ----------
  Total from Investment
    Operations   ...........................        10.262           6.350           5.163           0.445
                                                ----------      ----------      ----------      ----------
 Less Distributions:
   Dividends from Net Investment
    Income .................................         0.173           0.379           0.470           0.370
   Distributions from Capital
    Gains  .................................         3.150           1.762              --           0.345
                                                ----------      ----------      ----------      ----------
   Total Distributions .....................         3.323           2.141           0.470           0.715
                                                ----------      ----------      ----------      ----------
Net Asset Value, End of Period  ............    $   45.96       $    39.02      $    34.81      $    30.12
                                                ==========      ==========      ==========      ==========
Total Return(1)  ...........................         28.28%          19.02%          17.21%           1.55%
Ratios/Supplemental Data:
 Net Assets, End of Period
   (000 omitted) ...........................    $  489,100      $  370,496      $  273,685      $  160,375
 Ratio of Expenses to Average
   Net Assets#   ...........................          1.77%           1.81%           1.93%           1.89%
 Ratio of Net Investment
   Income to Average Net Assets#   .........          0.31%           0.95%           1.38%           1.21%
 Ratio of Expenses without waivers
   and assumption of expenses to
   Average Net Assets# .....................          1.77%           1.81%           1.94%           1.89%
 Ratio of Net Investment Income
   without waivers and
   assumption of expenses to
   Average Net Assets# .....................          0.31%           0.95%           1.37%           1.21%
Portfolio Turnover Rate   ..................            --              --              --              --

   * Commencement of operations.
  ** Commencement of offering of class of shares.
 (1) Total return figures do not include the effect of any sales load. # Short periods have been annualized.
     @ Calculated based on average shares outstanding.

In the section of the Prospectus entitled "Management--the Portfolio's Advisers," the following sentence is inserted in lieu of the fifth sentence of the second paragraph:

     CAM provides discretionary investment services to institutional clients

In the section of the Prospectus entitled "About Your Investment--Choosing a Share Class," the following paragraph is added following the last paragraph:

     CLASS C SHARES. Class C shares are sold without an initial sales charge, which provides the investor the benefit of putting all of the investor's dollars to work from the time the investment is made. If redeemed within one year after purchase, Class C shares are subject to a CDSC equal to 1% of the lesser of their original cost or the net asset value at the time of the redemption. If you hold your shares for one year or more, you will receive the entire net asset value of your shares upon redemption at the then-current share price. Class C shares, like Class B shares, have higher combined 12b-1 and service fees than Class A shares and, as a consequence, pay correspondingly lower dividends and may have a lower net asset value than Class A shares. Unlike Class B shares, Class C shares do not convert into any other class of shares of the Fund. See "How to Buy, Sell and Exchange Shares" and "Other Information Concerning the Fund."

In the section of the Prospectus entitled "About Your Investment--Which Arrangement is Best for You?," the following sentence is added following the third sentence in the first paragraph:

     If you prefer not to pay an initial sales charge and you are uncertain as to the intended length of your investment, you might consider Class C Shares.

In the section of the Prospectus entitled "How to Buy, Sell and Exchange Shares--How to Buy Shares," the following sentence is inserted in lieu of the first sentence:

     You can open a Fund account with as little as $2,500 for regular accounts, $1,000 for traditional and Roth IRAs, SEP-IRAs and the Systematic Investment Plan, or $500 for Education IRAs.

In the section of the Prospectus entitled "How to Buy, Sell and Exchange Shares--Buying Shares Through Systematic Investing," the following sentence is inserted in lieu of the third sentence in the third paragraph:

     To eliminate the need for safekeeping, the Fund will not issue certificates for your Class A or Class C shares unless you request them.

In the section of the Prospectus entitled "How to Buy, Sell and Exchange Shares," the following paragraph is added following the paragraph entitled "Class B Shares":

                                CLASS C SHARES

     Class C shares are sold without an initial sales charge, although a CDSC will be imposed if you redeem shares within one year after purchase. The following types of shares may be redeemed without charge at any time: (i) shares acquired by reinvestment of distributions and (ii) shares otherwise exempt from the CDSC, as described below. For other shares, the amount of the charge is determined as a percentage of the lesser of the current market value or the purchase price of shares being redeemed.

     In determining whether a CDSC is payable on any redemption, the Fund will first redeem shares not subject to any charge, and then shares held longest during the CDSC period. When a share that has appreciated in value is redeemed during the CDSC period, a CDSC is assessed only on its initial purchase price. For information on how sales charges are calculated if you exchange your shares, see "How to Exchange Your Shares." The Fund's distributor pays broker-dealers a commission of 1.00% of the offering price on sales of Class C shares, and the distributor receives the entire amount of any CDSC you pay.

In the section of the Prospectus entitled "How to Buy, Sell and Exchange Shares--General," the following two sentences are inserted prior to the last sentence of the first paragraph:

     For purchases of the Fund's Class A shares made from January 1, 1998 through December 31, 1998, no initial sales charge will be assessed if you are using redemption proceeds received within the prior ninety days from non-Vista mutual funds to buy your shares and are opening or adding to a Vista prototype IRA with a transfer of assets or rollover from a qualified plan. If you use such redemption proceeds to open or add to a Vista prototype IRA, the Fund's distributor will pay broker-dealers commissions on the net sales of Class A shares at the rate of 1%.

In the section of the Prospectus entitled "How to Buy, Sell and Exchange Shares--General," the following sentence is inserted at the beginning of the fourth paragraph:

     For purchases of the Fund's Class A shares made from January 1, 1998 through December 31, 1998, no initial sales charge will be assessed if you are investing the proceeds of an IRA for which The Chase Manhattan Bank or its designee serves as trustee or custodian.

In the section of the Prospectus entitled "How to Buy, Sell and Exchange Shares--Systematic Withdrawal," the following sentence is inserted in lieu of the first sentence:

     You can make regular withdrawals of $50 or more ($100 or more for Class B and Class C accounts) monthly, quarterly or semiannually.

In the section of the Prospectus entitled "How to Buy, Sell and Exchange Shares--Involuntary Redemption of Accounts," the following sentence is inserted in lieu of the last sentence:

     In the event the Fund redeems Class B or Class C shares pursuant to this provision, no CDSC will be imposed.

In the section of the Prospectus entitled "How to Buy, Sell and Exchange Shares--Exchanging to Money Market Funds," the following paragraph is inserted in lieu of the first paragraph:

     An exchange of Class B or Class C shares into any of the Vista money market funds (other than Vista Prime Money Market Fund's Class B and Class C shares, respectively) will be treated as a redemption--and therefore subject to the conditions of the CDSC--and a subsequent purchase. Class B or Class C shares of any Vista non-money market fund may be exchanged into the Class B or Class C shares of the Vista Prime Money Market Fund, respectively, in order to continue the aging of the initial purchase of such shares.

In the section of the Prospectus entitled "How to Buy, Sell and Exchange Shares-- Reinstatement Privilege," the following sentence is inserted in lieu of the last sentence:

     Class B and Class C shareholders who have redeemed their shares and paid a CDSC with such redemption may purchase Class A shares with no initial sales charge (in an amount not in excess of their redemption proceeds) if the purchase occurs within 90 days of the redemption of the Class B or Class C shares.

In the section of the Prospectus entitled "Other Information concerning the Fund--Distribution Plans," the following paragraph is inserted in lieu of the first paragraph:

     The Fund's distributor is Vista Fund Distributors, Inc. ("VFD"). VFD is a subsidiary of The BISYS Group, Inc. and is unaffiliated with Chase. The Trust has adopted Rule[00a0]12b-1 distribution plans for Class[00a0]A, Class B and Class C shares, which provide for the payment of distribution fees at annual rates of up to 0.25%, 0.75% and 0.75% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund, respectively. Payments under the distribution plans shall be used to compensate or reimburse the Fund's distributor and broker-dealers for services provided and expenses incurred in connection with the sale of Class A, Class B and Class C shares, and are not tied to the amount of actual expenses incurred. Payments may be used to compensate broker-dealers with trail or maintenance commissions at an annual rate of up to 0.20% of the average daily net asset value of Class A shares, or up to 0.25% of the average daily net asset value of the Class B shares, or up to 0.75% of the average daily net asset value of the Class C shares invested in the Fund by customers of these broker-dealers. Trail or maintenance commissions are paid to broker-dealers beginning the 13th month following the purchase of shares by their customers. Promotional activities for the sale of Class A, Class B and Class C shares will be conducted generally by the Vista Family of Funds, and activities intended to promote the Fund's Class A, Class B or Class C shares may also benefit the Fund's other shares and other Vista funds.

and the following paragraph is inserted following the last paragraph:

     VFD may from time to time, pursuant to objective criteria established by it, pay additional compensation to qualifying authorized broker-dealers for certain services or activities which are primarily intended to result in the sale of shares of a Fund. In some instances, such compensation may be offered only to certain broker-dealers who employ registered representatives who have sold or may sell significant amounts of shares of a Fund and/or other Vista Funds during a specified period of time. Such compensation does not represent an additional expense to a Fund or its shareholders, since it will be paid by VFD out of compensation retained by it from the Fund or other sources available to it.

In the section of the Prospectus entitled "Other Information Concerning the Fund--Shareholder Servicing Agents," the following three sentences are inserted in lieu of the first three sentences of the first paragraph:

     The Trust has entered into shareholder servicing agreements with certain shareholder servicing agents (including Chase) under which the shareholder servicing agents have agreed to provide certain support services to their customers who beneficially own Class A, Class B or Class C shares of the Fund. These services include one or more of the following: assisting with purchase and redemption transactions, maintaining shareholder accounts and records, furnishing customer statements, transmitting shareholder reports and communications to customers and other similar shareholder liaison services. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.25% of the average daily net assets of Class A, Class B and Class C shares of the Fund held by investors for whom the shareholder servicing agent maintains a servicing relationship.

and the following paragraph is inserted following the last paragraph:

     Chase and its affiliates and the Vista Family of Funds, affiliates, agents, and subagents may exchange among themselves and others certain information about shareholders and their accounts, including information used to offer investment products and insurance products to them, unless otherwise contractually prohibited.

In the section of the Prospectus entitled "Other Information Concerning the Fund--Organization and Description of Shares," the following sentence is inserted in lieu of the second sentence of the second paragraph:

     This Prospectus relates only to Class A, Class B and Class C shares of the Fund.

In the section of the Prospectus entitled "Performance Information," the following sentence is inserted in lieu of the parenthetical in the first sentence of the second paragraph:

     "Total return" for the one-, five- and ten-year periods (or since inception, if shorter) through the most recent calendar quarter represents the average annual compounded rate of return on an investment of $1,000 in the Fund invested at the maximum public offering price (in the case of Class A shares) or reflecting the deduction of any applicable contingent deferred sales charge (in the case of Class B and Class C shares).

In the section of the Prospectus entitled "Make the Most of Your Vista Privileges," the following sentence is inserted in lieu of the first sentence in the second bulleted paragraph:

     Make regular withdrawals of $50 or more ($100 or more for Class B and Class C accounts) monthly, quarterly or semiannually.

and the following paragraph inserted in lieu of in the penultimate paragraph:

     Class B and Class C shareholders who have redeemed their shares and paid a CDSC with such redemptions may purchase Class A shares with no initial sales charge (in an amount not in excess of their redemption proceeds) if the purchase occurs within 90 days of the redemption of the Class B or Class C shares.

                                  [Vista Logo]


                                   PROSPECTUS
                         VISTA(SM) SMALL CAP EQUITY FUND
                              CLASS A AND B SHARES


                       -----------------------------------
                       INVESTMENT STRATEGY: CAPITAL GROWTH
                       -----------------------------------

February 28, 1997


This Prospectus explains concisely what you should know before investing. Please read it carefully and keep it for future reference. You can find more detailed information about the Fund in its February 28, 1997 Statement of Additional Information, as amended periodically (the "SAI"). For a free copy of the SAI, call the Vista Service Center at 1-800-34-VISTA. The SAI has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated into this Prospectus by reference. In addition, the Commission maintains a Web site (http://www.sec.gov) that contains the SAI, the Fund's Annual Report to Shareholders and other information regarding the Fund which has been electronically filed with the Commission.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, The Chase Manhattan Bank or any of its affiliates and are not insured by the FDIC, the Federal Reserve Board or any other government agency. Investments in mutual funds involve risk, including the possible loss of the principal amount invested.

                               TABLE OF CONTENTS

Expense Summary ...........................................................    3
  The expenses you might pay on your Fund investment, including examples

Financial Highlights ......................................................    5
  How the Fund has performed

Fund Objective ............................................................    6

Investment Policies .......................................................    6
  The kinds of securities in which the Fund invests, investment policies and techniques, and risks

Management ................................................................   10
  Chase Manhattan Bank, the Fund's adviser; Chase Asset Management, the Fund's sub-adviser, and the individuals who manage the Fund

About Your Investment .....................................................   11
  Choosing a share class

How to Buy, Sell and Exchange Shares ......................................   12

How the Fund Values Its Shares ............................................   19

How Distributions Are Made; Tax Information ...............................   19
  How the Fund distributes its earnings, and tax treatment related to those earnings

Other Information Concerning the Fund .....................................   20
  Distribution plans, shareholder servicing agents, administration, custodian, expenses and organization


Performance Information ...................................................   24
  How performance is determined, stated and/or advertised


Make the Most of Your Vista Privileges ....................................   25

                                EXPENSE SUMMARY
                                ---------------

Expenses are one of several factors to consider when investing. The following table summarizes your costs from investing in the Fund based on expenses incurred in the most recent fiscal year. The examples show the cumulative expenses attributable to a hypothetical $1,000 investment over specified periods.


                                                               Class A   Class B
                                                               Shares    Shares
                                                               -------   -------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on Purchases
  (as a percentage of offering price) .......................   4.75%      None
Maximum Deferred Sales Charge
  (as a percentage of the lower of original
  purchase price or redemption proceeds)* ...................   None       5.00%

ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net assets)
Investment Advisory Fee .....................................   0.65%      0.65%
12b-1 Fee** .................................................   0.25%      0.75%
Shareholder Servicing Fee ...................................   0.04%***   0.25%
Other Expenses ..............................................   0.50%      0.50%
                                                                ----       ----
Total Fund Operating Expense ................................   1.44%      2.15%
                                                                ====       ====
EXAMPLES
Your investment of $1,000 would
incur the following expenses,
assuming 5% annual return:                1 Year    3 Years   5 Years   10 Years
                                          ------    -------   -------   --------
Class A Shares+ .......................     $61      $ 91       $122      $212
Class B Shares:
 Assuming complete redemption
  at the end of the period++ +++ ......     $73      $100       $138      $230
 Assuming no redemptions+++ ...........     $22      $ 67       $115      $230



  * The maximum deferred sales charge on Class B shares applies to redemptions during the first year after purchase; the charge generally declines by 1% annually thereafter (except in the fourth year), reaching zero after six years. See "How to Buy, Sell and Exchange Shares."

 ** Long-term shareholders in mutual funds with 12b-1 fees, such as Class A and Class B shareholders of the Fund, may pay more than the economic equivalent of the maximum front-end sales charge permitted by rules of the National Association of Securities Dealers, Inc.


*** A shareholder servicing fee of up to 0.25% of the average daily net assets of Class A shares is payable to certain shareholder servicing agents who are not affiliated with Chase. See "Other Information Concerning the Fund--Shareholder Servicing Agents."


  + Assumes deduction at the time of purchase of the maximum sales charge.

 ++ Assumes deduction at the time of redemption of the maximum applicable deferred sales charge.

+++ Ten-year figures assume conversion of Class B shares to Class A shares at the beginning of the ninth year after purchase. See "How to Buy, Sell and Exchange Shares."

The table is provided to help you understand the expenses of investing in the Fund and your share of the operating expenses that the Fund incurs. The examples should not be considered representations of past or future expenses or returns; actual expenses and returns may be greater or less than shown.

Charges or credits, not reflected in the expense table above, may be incurred directly by customers of financial institutions in connection with an investment in the Fund. The Fund understands that Shareholder Servicing Agents may credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees received by the Shareholder Servicing Agent from the Fund with respect to those accounts. See "Other Information Concerning the Fund."

                              FINANCIAL HIGHLIGHTS
                              --------------------


The table set forth below provides selected per share data and ratios for one Class A Share and one Class B Share outstanding throughout the period shown. This information is supplemented by financial statements and accompanying notes appearing in the Fund's Annual Report to Shareholders for the fiscal year ended October 31, 1996, which is incorporated by reference into the SAI. Shareholders may obtain a copy of this annual report by contacting the Fund or their Shareholder Servicing Agent. The financial statements and notes, as well as the financial information set forth in the table below, has been audited by Price Waterhouse LLP, independent accountants, whose report thereon is also included in the Annual Report to Shareholders.



                           VISTA SMALL CAP EQUITY FUND

                                                                           Class A                            Class B
                                                                  -------------------------          --------------------------
                                                                    Year          12/20/94*            Year           3/28/95**
                                                                    Ended          through             Ended           through
                                                                  10/31/96         10/31/95          10/31/96         10/31/95
                                                                  --------        ---------          --------         ---------

PER SHARE OPERATING PERFORMANCE:
Net Asset Value, Beginning of Period ...........................  $  15.07          $ 10.00          $ 15.01           $ 11.39
 Income from Investment Operations:
  Net Investment Income (Loss) .................................     0.005            0.060           (0.074)           (0.018)
  Net Gains or (Losses) in Securities
    (both realized and unrealized) .............................     4.328            5.056            4.248             3.669
  Total from Investment Operations .............................     4.333            5.116            4.174             3.651
                                                                  --------          -------          -------           -------
 Less Distributions:
  Dividends from Net Investment Income .........................     0.033            0.042               --             0.027
  Distributions from Capital Gains .............................     0.180            0.004            0.180             0.004
                                                                  --------          -------          -------           -------
  Total Distributions ..........................................     0.213            0.046            0.180             0.031
                                                                  --------          -------          -------           -------
Net Asset Value, End of Period .................................  $  19.19          $ 15.07          $ 19.00           $ 15.01
                                                                  ========          =======          =======           =======
Total Return (1) ...............................................     29.06%           51.25%           28.04%            32.09%
Ratios/Supplemental Data:
 Net Assets, End of Period (000 omitted) .......................  $144,763          $43,739          $72,722           $21,624
 Ratio of Expenses to Average Net Assets# ......................      1.50%            1.51%            2.22%             2.24%
 Ratio of Net Investment Income to
  Average Net Assets# ..........................................      0.03%            0.52%           (0.68%)           (0.25%)
 Ratio of Expenses without waivers and assumption of
  expenses to Average Net Assets# ..............................      1.52%            2.67%            2.25%             3.23%
 Ratio of Net Investment Income without waivers and
  assumption of expenses to Average Net Assets# ................      0.01%           (0.64%)          (0.71%)           (1.24%)
Portfolio Turnover Rate ........................................        78%              75%              78%               75%
Average Commission Rate Paid per share .........................  $ 0.0595               --          $0.0595                --


  * Commencement of operations.

 ** Commencement of offering class of shares.

(1) Total rates of return do no take into account the effect of any sales load.

  # Short periods have been annualized.

FUND OBJECTIVE
--------------

Vista Small Cap Equity Fund seeks long-term capital growth. The Fund is not intended to be a complete investment program, and there is no assurance it will achieve its objective.

INVESTMENT POLICIES
-------------------
INVESTMENT APPROACH


Under normal market conditions, the Fund will invest at least 80% of its total assets in equity securities and at least 65% of its total assets in equity securities of smaller companies. (The Fund defines smaller companies as those with market capitalizations of $750 million or less at the time the security is purchased.) The Fund's advisers intend to utilize both quantitative and fundamental research to identify undervalued stocks with a catalyst for positive change. Current income is an incidental consideration to the Fund's objective. You should be aware that an investment in smaller companies may be more volatile than investments in larger, well- established companies, as described under "Risk Factors" below.


To retain investment flexibility, the Fund may determine to discontinue selling new shares of the Fund when the net assets of the Fund reach approximately $500 million. Were the Fund to do so, existing shareholders of the Fund would be permitted to continue making additional purchases of Fund shares.


The Fund is classified as a "non-diversified" fund under federal securities law.


The Fund may invest any portion of its assets not invested in equity securities in high quality money market instruments and repurchase agreements. For temporary defensive purposes, the Fund may invest without limitation in these instruments. At times when the Fund's advisers deem it advisable to limit the Fund's exposure to the equity markets, the Fund may invest up to 20% of its total assets in U.S. Government obligations (exclusive of any investments in money market instruments). To the extent that the Fund departs from its investment policies during temporary defensive periods, its investment objective may not be achieved.

Instead of investing directly in underlying securities, the Fund is authorized to seek to achieve its objective by investing all of its investable assets in another investment company having substantially the same investment objective and policies.

WHO MAY WANT TO INVEST

This Fund may be most suitable for investors who...

o Are seeking long-term growth of capital

o Are investing for goals several years away

o Own or plan to own other types of investments for diversification purposes

o Can assume above-average stock market risk

This Fund may NOT be appropriate for investors who are unable to tolerate frequent up and down price changes, are investing for short-term goals or who are in need of current income.

OTHER INVESTMENT PRACTICES

The Fund may also engage in the following investment practices, when consistent with the Fund's overall objective and policies. These practices, and certain associated risks, are more fully described in the SAI.

FOREIGN SECURITIES. The Fund may invest up to 20% of its total assets in foreign securities, including Depositary Receipts, which are described below. Since foreign securities are normally denominated and traded in foreign currencies, the values of the Fund's foreign investments may be influenced by currency exchange rates and exchange control regulations. There may be less information publicly available about foreign issuers than U.S. issuers, and they are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Foreign securities may be less liquid and more volatile than comparable U.S. securities. Foreign settlement procedures and trade regulations may involve certain expenses and risks. One risk would be the delay in payment or delivery of securities or in the recovery of the Fund's assets held abroad. It is possible that nationalization or expropriation of assets, imposition of currency exchange controls, taxation by withholding Fund assets, political or financial instability and diplomatic developments could affect the value of the Fund's investments in certain foreign countries. Foreign laws may restrict the ability to invest in certain issuers and special tax considerations will apply to foreign securities. The risks can increase if the Fund invests in emerging market securities.

The Fund may invest its assets in securities of foreign issuers in the form of American Depositary Receipts, European Depositary Receipts or other similar securities representing securities of foreign issuers (collectively, "Depositary Receipts"). The Fund treats Depositary Receipts as interests in the underlying securities for purposes of its investment policies. The Fund will limit its investment in Depositary Receipts not sponsored by the issuer of the underlying securities to no more than 5% of the value of its net assets (at the time of investment).

U.S. GOVERNMENT OBLIGATIONS. U.S. Government obligations include obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

MONEY MARKET INSTRUMENTS. The Fund may invest in cash or high-quality, short-term money market instruments. These may include U.S. Government securities, commercial paper of domestic and foreign issuers and obligations of domestic and foreign banks. Investments in foreign money market instruments may involve certain risks associated with foreign investment.

REPURCHASE AGREEMENTS, SECURITIES LOANS AND FORWARD COMMITMENTS. The Fund may enter into agreements to purchase and resell securities at an agreed-upon price and time. The Fund also has the ability to lend portfolio securities in an amount equal to not more than 30% of its total assets to generate additional income. These transactions must be fully collateralized at all times. The Fund may purchase securities for delivery at a future date, which may increase its overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date. These transactions involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral or completing the transaction.


BORROWINGS AND REVERSE REPURCHASE AGREEMENTS. The Fund may borrow money from banks for temporary or short-term purposes, but will not borrow money to buy additional securities, known as "leveraging." The Fund may also sell and simultaneously commit to repurchase a portfolio security at an agreed-upon price and time. The Fund may use this practice to generate cash for shareholder redemptions without selling securities during unfavorable market conditions. Whenever the Fund enters into a reverse repurchase agreement, it will establish a segregated account in which it will maintain liquid assets on a daily basis in an amount at least equal to the repurchase price (including accrued interest). The Fund would be required to pay interest on amounts obtained through reverse repurchase agreements, which are considered borrowings under federal securities laws.


STAND-BY COMMITMENTS. The Fund may enter into put transactions, including those sometimes referred to as stand-by commitments, with respect to securities in its portfolio. In these transactions, the Fund would acquire the right to sell a security at an agreed upon price within a specified period prior to its maturity date. These transactions involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral or completing the transaction. A put transaction will increase the cost of the underlying security and consequently reduce the available yield.

CONVERTIBLE SECURITIES. The Fund may invest up to 20% of its net assets in convertible securities, which are securities generally offering fixed interest or dividend yields which may be converted either at a stated price or stated rate for common or preferred stock. Although to a lesser extent than with fixed-income securities generally, the market value of convertible securities tends to decline as interest rates increase, and increase as interest rates decline. Because of the conversion feature, the market value of convertible securities also tends to vary with fluctuations in the market value of the underlying common or preferred stock.


OTHER INVESTMENT COMPANIES. Apart from being able to invest all of its investable assets in another investment company having substantially the same investment objectives and policies, the Fund may invest up to 10% of its total assets in shares of other investment companies when consistent with its investment objective and policies, subject to applicable regulatory limitations.

Additional fees may be charged by other investment companies.

STRIPS. The Fund may invest up to 20% of its total assets in stripped obligations (i.e., separately traded principal and interest components of securities), where the underlying obligations are backed by the full faith and credit of the U.S. Government, including instruments known as "STRIPS". The value of these instruments tends to fluctuate more in response to changes in interest rates than the value of ordinary interest-paying debt securities with similar maturities. The risk is greater when the period to maturity is longer.

DERIVATIVES AND RELATED INSTRUMENTS. The Fund may invest its assets in derivative and related instruments to hedge various market risks or to increase the Fund's income or gain. Some of these instruments will be subject to asset segregation requirements to cover the Fund's obligations. The Fund may (i) purchase, write and exercise call and put options on securities and securities indexes (including using options in combination with securities, other options or derivative instruments); (ii) enter into swaps, futures contracts and options on futures contracts; (iii) employ forward currency contracts; and (iv) purchase and sell structured products, which are instruments designed to restructure or reflect the characteristics of certain other investments.

There are a number of risks associated with the use of derivatives and related instruments and no assurance can be given that any strategy will succeed. The value of certain derivatives or related instruments in which the Fund invests may be particularly sensitive to changes in prevailing economic conditions and market value. The ability of the Fund to successfully utilize these instruments may depend in part upon the ability of its advisers to forecast these factors correctly. Inaccurate forecasts could expose the Fund to a risk of loss. There can be no guarantee that there will be a correlation between price movements in a hedging instrument and in the portfolio assets being hedged. The Fund is not required to use any hedging strategies. Hedging strategies, while reducing risk of loss, can also reduce the opportunity for gain. Derivatives transactions not involving hedging may have speculative characteristics, involve leverage and result in losses that may exceed the original investment of the Fund. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a derivatives position. Activities of large traders in the futures and securities markets involving arbitrage, "program trading," and other investment strategies may cause price distortions in derivatives markets. In certain instances, particularly those involving over-the-counter transactions or forward contracts, there is a greater potential that a counterparty or broker may default. In the event of a default, the Fund may experience a loss. For additional information concerning derivatives, related instruments and the associated risks, see the SAI.


PORTFOLIO TURNOVER. The frequency of the Portfolio's buy and sell transactions will vary from year to year. The Fund's investment policies may lead to frequent changes in investments, particularly in periods of rapidly changing market conditions. High portfolio turnover rates would generally result in higher transaction costs, including brokerage commissions or dealer mark-ups, and would make it more difficult for the Fund to qualify as a registered investment company under federal tax law. See "How Distributions are Made;
Tax Information."


LIMITING INVESTMENT RISKS

Specific investment restrictions help the Fund limit investment risks for its shareholders. These restrictions prohibit the Fund from: (a) investing more than 15% of its net assets in illiquid securities (which include securities restricted as to resale unless they are determined to be readily marketable in accordance with procedures established by the Board of Trustees); or (b) investing more than 25% of its total assets in any one industry. A complete description of these and other investment policies is included in the SAI. Except for the Fund's investment objective, restriction (b) and investment policies designated as fundamental in the SAI, the Fund's investment policies are not fundamental. The Trustees may change any non-fundamental policy without shareholder approval.

RISK FACTORS

The net asset value of the Fund's shares will fluctuate based on the value of the securities in the Fund's portfolio. The Fund is aggressively managed and, therefore, the value of its shares is subject to greater fluctuation and an investment in its shares involves a higher degree of risk than an investment in a conservative equity fund or a growth fund investing entirely in proven growth equities. An investment in the Fund should not be considered a complete investment program and may not be appropriate for all investors.

The securities of smaller companies often trade less frequently and in lower volume than securities of larger, more established companies. Consequently, share price changes may be more abrupt or erratic. Such companies may have limited product lines, markets or financial resources, or may depend on a limited management group. Because the Fund is "non- diversified," the value of its shares may be more susceptible to developments affecting the specific companies whose stock is owned by the Fund.

For a discussion of certain other risks associated with the Fund's additional investment activities, see "Other Investment Practices" above.

MANAGEMENT
----------
THE FUND'S ADVISERS

The Chase Manhattan Bank ("Chase") is the Fund's investment adviser under an Investment Advisory Agreement and has overall responsibility for investment decisions of the Fund, subject to the oversight of the Board of Trustees. Chase is a wholly-owned subsidiary of The Chase Manhattan Corporation, a bank holding company. Chase and its predecessors have over 100 years of money management experience.

For its investment advisory services to the Fund, Chase is entitled to receive an annual fee computed daily and paid monthly based at an annual rate equal to 0.65% of the Fund's average daily net assets. Chase is located at 270 Park Avenue, New York, New York 10017.

Chase Asset Management, Inc. ("CAM"), a registered investment adviser, is the Fund's sub- investment adviser under a Sub-Investment Advisory Agreement between CAM and Chase. CAM is a wholly-owned operating subsidiary of Chase. CAM makes investment decisions for the Fund on a day-to-day basis. For these services, CAM is entitled to receive a fee, payable by Chase from its advisory fee, at an annual rate equal to 0.30% of the Fund's average daily net assets. CAM was recently formed for the purpose of providing discretionary investment advisory services to institutional clients and to consolidate Chase's investment management function. The same individuals who serve as portfolio managers for Chase also serve as portfolio managers for CAM. CAM is located at 1211 Avenue of the Americas, New York, New York 10036.


PORTFOLIO MANAGERS. Jill Greenwald, a Vice President of Chase, and David Klassen, Director, U.S. Funds Management and Equity Research at Chase, are responsible for the management of the Fund's portfolio. Mr. Klassen and Ms. Greenwald have managed the Fund since its inception. Ms. Greenwald joined Chase in 1993, specializing in small cap issues. Prior to joining Chase, Ms. Greenwald was a Director for Prudential Equity Investors and a Senior Analyst for Fred Alger Management, Inc.

Mr. Klassen is responsible for asset allocation and investment strategy for Chase's domestic equity portfolios. Mr. Klassen joined Chase in March 1992. Prior to joining Chase, Mr. Klassen was a vice president and portfolio manager at Dean Witter Reynolds, responsible for managing several mutual funds and other accounts. In addition to managing the Fund, Mr. Klassen is a manager of Vista Growth and Income Portfolio and Vista Capital Growth Portfolio.


ABOUT YOUR INVESTMENT
---------------------
CHOOSING A SHARE CLASS

CLASS A SHARES. An investor who purchases Class A shares pays a sales charge at the time of purchase. As a result, Class A shares are not subject to any sales charges when they are redeemed. Certain purchases of Class A shares qualify for reduced sales charges. Class A shares have lower combined 12b-1 and service fees than Class B shares. See "How to Buy, Sell and Exchange Shares" and "Other Information Concerning the Fund."

CLASS B SHARES. Class B shares are sold without an initial sales charge, but are subject to a contingent deferred sales charge ("CDSC") if redeemed within a specified period after purchase. Class B shares also have higher combined 12b-1 and service fees than Class A shares.

Class B shares automatically convert into Class A shares, based on relative net asset value, at the beginning of the ninth year after purchase. For more information about the conversion of Class B shares, see the SAI. This discussion will include information about how shares acquired through reinvestment of distributions are treated for conversion purposes. Class B shares provide an investor the benefit of putting all of the investor's dollars to work from the time the investment is made. Until conversion, Class B shares will have a higher expense ratio and pay lower dividends than Class A shares because of the higher combined 12b-1 and service fees. See "How to Buy, Sell and Exchange Shares" and "Other Information Concerning the Fund."


WHICH ARRANGEMENT IS BEST FOR YOU? The decision as to which class of shares provides a more suitable investment for you depends on a number of factors, including the amount and intended length of the investment. If you are making an investment that qualifies for reduced sales charges you might consider Class A shares. If you prefer not to pay an initial sales charge you might consider Class B shares. In almost all cases, if you are planning to purchase $250,000 or more of the Fund's shares you will pay lower aggregate charges and expenses by purchasing Class A shares.


HOW TO BUY, SELL
AND EXCHANGE SHARES
-------------------
HOW TO BUY SHARES


You may open a Fund account with as little as $2,500 for regular accounts or $1,000 for IRAs, SEP-IRAs and the Systematic Investment Plan. As of the date of this Prospectus, shares of the Fund may be purchased only through accounts which had been established prior to January 20, 1997. Additional investments can be made at any time with as little as $100. You can buy Fund shares three ways--through an investment representative, through the Fund's distributor by calling the Vista Service Center, or through the Systematic Investment Plan.


All purchases made by check should be in U.S. dollars and made payable to the Vista Funds. Third party checks, credit cards and cash will not be accepted. The Fund reserves the right to reject any purchase order or cease offering shares for purchase at any time. When purchases are made by check, redemptions will not be allowed until the check clears, which may take 15 calendar days or longer. In addition, the redemption of shares purchased through Automated Clearing House (ACH) will not be allowed until your payment clears, which may take 7 business days or longer.

BUYING SHARES THROUGH THE FUND'S DISTRIBUTOR. Complete and return the enclosed application and your check in the amount you wish to invest to the Vista Service Center.


BUYING SHARES THROUGH SYSTEMATIC INVESTING. You can make regular investments of $100 or more per transaction through automatic periodic deduction from your bank checking or savings account. Current shareholders may begin such a plan at any time by sending a signed letter and a deposit slip or voided check to the Vista Service Center. Call the Vista Service Center at 1-800-34-VISTA for complete instructions.

Shares are purchased at the public offering price, which is based on the net asset value next determined after the Vista Service Center receives your order in proper form. In most cases, in order to receive that day's public offering price, the Vista Service Center must receive your order in proper form before the close of regular trading on the New York Stock Exchange. If you buy shares through your investment representative, the representative must receive your order before the close of regular trading on the New York Stock Exchange to receive that day's public offering price. Orders are in proper form only after funds are converted to federal funds. Orders paid by check and received by 2:00 p.m., Eastern Time will generally be available for the purchase of shares the following business day.

If you are considering redeeming or exchanging shares or transferring shares to another person shortly after purchase, you should pay for those shares with a certified check to avoid any delay in redemption, exchange or transfer. Otherwise the Fund may delay payment until the purchase price of those shares has been collected or, if you redeem by telephone, until 15 calendar days after the purchase date. To eliminate the need for safekeeping, the Fund will not issue certificates for your Class A shares unless you request them. Due to the conversion feature of Class B shares, certificates for Class B shares will not be issued and all Class B shares will be held in book entry form.


                                Class A Shares
                                --------------

The public offering price of Class A shares is the net asset value plus a sales charge that varies depending on the size of your purchase. The Fund receives the net asset value. The sales charge is allocated between your broker-dealer and the Fund's distributor as shown in the following table, except when the Fund's distributor, in its discretion, allocates the entire amount to your broker-dealer.


                                                                 Amount of
                                     Sales charge as a         sales charge
                                       percentage of:          reallowed to
                                  -----------------------      dealers as a
Amount of transaction at          Offering     Net amount      percentage of
offering price ($)                  Price       invested      offering price
------------------------------    --------     ----------     ---------------
Under 100,000                       4.75          4.99             4.00
100,000 but under 250,000           3.75          3.90             3.25
250,000 but under 500,000           2.50          2.56             2.25
500,000 but under 1,000,000         2.00          2.04             1.75


There is no initial sales charge on purchases of Class A shares of $1 million or more.

The Fund's distributor pays broker-dealers commissions on net sales of Class A shares of $1 million or more based on an investor's cumulative purchases. Such commissions are paid at the rate of 1.00% of the amount under $2.5 million,

0.75% of the next $7.5 million, 0.50% of the next $40 million and 0.20% thereafter. The Fund's distributor may withhold such payments with respect to short-term investments.

                                Class B Shares
                                --------------

Class B shares are sold without an initial sales charge, although a CDSC will be imposed if you redeem shares within a specified period after purchase, as shown in the table below. The following types of shares may be redeemed without charge at any time: (i) shares acquired by reinvestment of distributions and (ii) shares otherwise exempt from the CDSC, as described below. For other shares, the amount of the charge is determined as a percentage of the lesser of the current market value or the purchase price of shares being redeemed.


Year        1      2      3      4      5      6      7      8+
----------------------------------------------------------------
CDSC        5%     4%     3%     3%     2%     1%     0%     0%


In determining whether a CDSC is payable on any redemption, the Fund will first redeem shares not subject to any charge, and then shares held longest during the CDSC period. When a share that has appreciated in value is redeemed during the CDSC period, a CDSC is assessed only on its initial purchase price. For information on how sales charges are calculated if you exchange your shares, see "How to Exchange Your Shares." The Fund's distributor pays broker-dealers a commission of 4.00% of the offering price on sales of Class B shares, and the distributor receives the entire amount of any CDSC you pay.

GENERAL

You may be eligible to buy Class A shares at reduced sales charges. Consult your investment representative or the Vista Service Center for details about Vista's combined purchase privilege, cumulative quantity discount, statement of intention, group sales plan, employee benefit plans, and other plans. Descriptions are also included in the enclosed application and in the SAI. In addition, sales charges are waived if you are using redemption proceeds received within the prior ninety days from non-Vista mutual funds to buy your shares, and on which you paid a front-end or contingent deferred sales charge.

Some participant-directed employee benefit plans participate in a "multi-fund" program which offers both Vista and non-Vista mutual funds. With Board of Trustee approval, the money that is invested in Vista Funds may be combined with the other mutual funds in the same program when determining the plan's eligibility to buy Class A shares without a sales charge. These investments will also be included for purposes of the discount privileges and programs described above.

The Fund may sell Class A shares at net asset value without an initial sales charge to the current and retired Trustees (and their immediate families), current and retired employees (and their immediate families) of Chase, the Fund's distributor and transfer agent or any affiliates or subsidiaries thereof, registered representatives and other employees (and their immediate families) of broker- dealers having selected dealer agreements with the Fund's distributor, employees (and their immediate families) of financial institutions having selected dealer agreements with the Fund's distributor (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of Vista fund shares), financial institution trust departments investing an aggregate of $1 million or more in the Vista Family of Funds and clients of certain administrators of tax-qualified plans when proceeds from repayments of loans to participants are invested (or reinvested) in the Vista Family of Funds.

No initial sales charge will apply to the purchase of the Fund's Class A shares if you are investing the proceeds of a qualified retirement plan where a portion of the plan was invested in the Vista Family of Funds, any qualified retirement plan with 50 or more participants, or an individual participant in a tax-qualified plan making a tax-free rollover or transfer of assets from the plan in which Chase or an affiliate serves as trustee or custodian of the plan or manages some portion of the plan's assets.

Purchases of the Fund's Class A shares may be made with no initial sales charge through an investment adviser or financial planner that charges a fee for its services. Purchases of the Fund's Class A shares may be made with no initial sales charge (i) by an investment adviser, broker or financial planner, provided arrangements are preapproved and purchases are placed through an omnibus account with the Fund or (ii) by clients of such investment adviser or financial planner who place trades for their own accounts, if such accounts are linked to a master account of such investment adviser or financial planner on the books and records of the broker or agent. Such purchases may also be made for retirement and deferred compensation plans and trusts used to fund those plans.


Investors may incur a fee if they effect transactions through a broker or agent.


Purchases of the Fund's Class A shares may be made with no initial sales charge in accounts opened by a bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund, the Fund's distributor or the Vista Service Center.


Shareholders of record of any Vista fund as of November 30, 1990 and certain immediate family members may purchase the Fund's Class A shares with no initial sales charge for as long as they continue to own Class A shares of any Vista fund, provided there is no change in account registration. Shareholders of record of The Hanover Small Capitalization Growth Fund as of May 3, 1996 and certain related investors may purchase the Fund's Class A shares with no initial sales charge for as long as they continue to own shares of the Fund following this date, provided there is no change in account registration.


The Fund may sell Class A shares at net asset value without an initial sales charge in connection with the acquisition by the Fund of assets of an investment company or personal holding company. The CDSC will be waived on redemption of Class B shares arising out of death or disability or in connection with certain withdrawals from IRA or other retirement plans. Up to 12% of the value of Class B shares subject to a systematic withdrawal plan may also be redeemed each year without a CDSC, provided that the Class B account had a minimum balance of $20,000 at the time the systematic withdrawal plan was established. The SAI contains additional information about purchasing the Fund's shares at reduced sales charges.

The Fund reserves the right to change any of these policies on purchases without an initial sales charge at any time and may reject any such purchase request.

For shareholders that bank with Chase, Chase may aggregate investments in the Vista Funds with balances held in Chase bank accounts for purposes of determining eligibility for certain bank privileges that are based on specified minimum balance requirements, such as reduced or no fees for certain banking services or preferred rates on loans and deposits. Chase and certain broker- dealers and other shareholder servicing agents may, at their own expense, provide gifts, such as computer software packages, guides and books related to investment or additional Fund shares valued up to $250 to their customers that invest in the Vista Funds.


Shareholders of other Vista funds that had an account in the Fund as of January 20, 1997 may be entitled to exchange their shares for, or reinvest distributions from their funds in, shares of the Fund at net asset value.


HOW TO SELL SHARES

You can sell your Fund shares any day the New York Stock Exchange is open, either directly to the Fund or through your investment representative. The Fund will only forward redemption payments on shares for which it has collected payment of the purchase price.

SELLING SHARES DIRECTLY TO THE FUND. Send a signed letter of instruction to the Vista Service Center, along with any certificates that represent shares you want to sell. The price you will receive is the next net asset value calculated after the Fund receives your request in proper form, less any applicable CDSC. In order to receive that day's net asset value, the Vista Service Center must receive your request before the close of regular trading on the New York Stock Exchange.

SIGNATURE GUARANTEES. If you sell shares having a net asset value of $100,000 or more, the signatures of registered owners or their legal representatives must be guaranteed by a bank, broker-dealer or certain other financial institutions. See the SAI for more information about where to obtain a signature guarantee.

If you want your redemption proceeds sent to an address other than your address as it appears on Vista's records, a signature guarantee is required. The Fund may require additional documentation for the sale of shares by a corporation, partnership, agent or fiduciary, or a surviving joint owner. Contact the Vista Service Center for details.

DELIVERY OF PROCEEDS. The Fund generally sends you payment for your shares the business day after your request is received in proper form, assuming the Fund has collected payment of the purchase price of your shares. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

TELEPHONE REDEMPTIONS. You may use Vista's Telephone Redemption Privilege to redeem shares from your account unless you have notified the Vista Service Center of an address change within the preceding 30 days. Telephone redemption requests in excess of $25,000 will only be made by wire to a bank account on record with the Fund. Unless an investor indicates otherwise on the account application, the Fund will be authorized to act upon redemption and transfer instructions received by telephone from a shareholder, or any person claiming to act as his or her representative, who can provide the Fund with his or her account registration and address as it appears on the Fund's records.

The Vista Service Center will employ these and other reasonable procedures to confirm that instructions communicated by telephone are genuine; if it fails to employ reasonable procedures, the Fund may be liable for any losses due to unauthorized or fraudulent instructions. An investor agrees, however, that to the extent permitted by applicable law, neither the Fund nor its agents will be liable for any loss, liability, cost or expense arising out of any redemption request, including any fraudulent or unauthorized request. For information, consult the Vista Service Center.

During periods of unusual market changes and shareholder activity, you may experience delays in contacting the Vista Service Center by telephone. In this event, you may wish to submit a written redemption request, as described above, or contact your investment representative. The Telephone Redemption Privilege is not available if you were issued certificates for shares that remain outstanding. The Telephone Redemption Privilege may be modified or terminated without notice.

SYSTEMATIC WITHDRAWAL. You can make regular withdrawals of $50 or more ($100 or more for Class B accounts) monthly, quarterly or semiannually. A minimum account balance of $5,000 is required to establish a systematic withdrawal plan for Class A accounts. Call the Vista Service Center at 1-800-34-VISTA for complete instructions.

SELLING SHARES THROUGH YOUR INVESTMENT REPRESENTATIVE. Your investment representative must receive your request before the close of regular trading on the New York Stock Exchange to receive that day's net asset value. Your investment representative will be responsible for furnishing all necessary documentation to the Vista Service

Center, and may charge you for its services.


INVOLUNTARY REDEMPTION OF ACCOUNTS. The Fund may involuntarily redeem your shares if at such time the aggregate net asset value of the shares in your account is less than $500 due to redemptions or if you purchase through the Systematic Investment Plan and fail to meet the Fund's investment minimum of $1,000 within a twelve month period. In the event of any such redemption, you will receive at least 60 days notice prior to the redemption. In the event the Fund redeems Class B shares pursuant to this provision, no CDSC will be imposed.


HOW TO EXCHANGE YOUR SHARES

You can exchange your shares for shares of the same class of certain other Vista funds at net asset value beginning 15 days after purchase. Not all Vista funds offer all classes of shares. The prospectus of the other Vista fund into which shares are being exchanged should be read carefully and retained for future reference. If you exchange shares subject to a CDSC, the transaction will not be subject to the CDSC. However, when you redeem the shares acquired through the exchange, the redemption may be subject to the CDSC, depending upon when you originally purchased the shares. The CDSC will be computed using the schedule of any fund into or from which you have exchanged your shares that would result in your paying the highest CDSC applicable to your class of shares. In computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange.

EXCHANGING TO MONEY MARKET FUNDS. An exchange of Class B shares into any of the Vista money market funds other than the Class B shares of the Vista Prime Money Market Fund will be treated as a redemption--and therefore subject to the conditions of the CDSC--and a subsequent purchase. Class B shares of any Vista non-money market fund may be exchanged into the Class B shares of the Vista Prime Money Market Fund in order to continue the aging of the initial purchase of such shares.

For federal income tax purposes, an exchange is treated as a sale of shares and generally results in a capital gain or loss.

EXCHANGING BY PHONE. A Telephone Exchange Privilege is currently available. Call the Vista Service Center for procedures for telephone transactions. The Telephone Exchange Privilege is not available if you were issued certificates for shares that remain outstanding. Ask your investment representative or the Vista Service Center for prospectuses of other Vista funds. Shares of certain Vista funds are not available to residents of all states.

EXCHANGE PARAMETERS. The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other circumstances where Vista management or the Trustees believe doing so would be in the best interests of the Fund, the Fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. In addition, any shareholder who makes more than ten exchanges of shares involving the Fund in a year or three in a calendar quarter will be charged a $5.00 administration fee for each such exchange. Shareholders would be notified of any such action to the extent required by law. Consult the Vista Service Center before requesting an exchange. See the SAI to find out more about the exchange privilege.

REINSTATEMENT PRIVILEGE. Upon written request, Class A shareholders have a one time privilege of reinstating their investment in the Fund at net asset value within 90 calendar days of the redemption. The reinstatement request must be accompanied by payment for the shares (not in excess of the redemption), and shares will be purchased at the next determined net asset value. Class B shareholders who have redeemed their shares and paid a CDSC with such redemption may purchase Class A shares with no initial sales charge (in an amount not in excess of their redemption proceeds) if the purchase occurs within 90 days of the redemption of the Class B shares.

HOW THE FUND
VALUES ITS SHARES
-----------------

The net asset value of each class of the Fund's shares is determined once daily based upon prices determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time, however, options are priced at 4:15 p.m., Eastern time), on each business day of the Fund, by dividing the net assets of the Fund attributable to that class by the total number of outstanding shares of that class. Values of assets held by the Fund are determined on the basis of their market or other fair value, as described in the SAI.

HOW DISTRIBUTIONS ARE
MADE; TAX INFORMATION
---------------------

The Fund distributes any net investment income at least semi- annually and any net realized capital gains at least annually. Capital gains are distributed after deducting any available capital loss carryovers. Distributions paid by the Fund with respect to Class A shares will generally be greater than those paid with respect to Class B shares because expenses attributable to Class B shares will generally be higher.

DISTRIBUTION PAYMENT OPTION. Fou can choose from three distribution options: (1) reinvest all distributions in additional Fund shares without a sales charge; (2) receive distributions from net investment income in cash or by ACH to a pre-established bank account while reinvesting capital gains distributions in additional shares without a sales charge; or (3) receive all distributions in cash or by ACH. You can change your distribution option by notifying the Vista Service Center in writing. If you do not select an option when you open your account, all distributions will be reinvested. All distributions not paid in cash or by ACH will be reinvested in shares of the same share class. You will receive a statement confirming reinvestment of distributions in additional Fund shares promptly following the quarter in which the reinvestment occurs.


If a check representing a Fund distribution is not cashed within a specified period, the Vista Service Center will notify you that you have the option of requesting another check or reinvesting the distribution in the Fund or in an established account of another Vista fund without a sales charge. If the Vista Service Center does not receive your election, the distribution will be reinvested in the Fund. Similarly, if the Fund or the Vista Service Center sends you correspondence returned as "undeliverable," distributions will automatically be reinvested in the Fund.


The Fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. The Fund intends to distribute substantially all of its ordinary income and capital gain net income on a current basis. If the Fund does not qualify as a regulated investment company for any taxable year or does not make such distributions, the Fund will be subject to tax on all of its income and gains.

TAXATION OF DISTRIBUTIONS. Fund distributions other than net long-term capital gains will be taxable to you as ordinary income. Distributions of net long-term capital gains will be taxable as such, regardless of how long you have held the shares. The taxation of your distributions is the same whether received in cash or in shares through the reinvestment of distributions.

You should carefully consider the tax implications of purchasing shares just prior to a distribution. This is because you will be taxed on the entire amount of the distribution received, even though the net asset value per share will be higher on the date of such purchase as it will include the distribution amount.

Early in each calendar year the Fund will notify you of the amount and tax status of distributions paid to you by the Fund for the preceding year.

The above is only a summary of certain federal income tax consequences of investing in the Fund. You should consult your tax adviser to determine the precise effect of an investment in the Fund on your particular tax situation (including possible liability for state and local taxes and, for foreign shareholders, U.S. withholding taxes).

OTHER INFORMATION
CONCERNING THE FUND
-------------------
DISTRIBUTION PLANS

The Fund's distributor is Vista Fund Distributors, Inc. ("VFD"). VFD is a subsidiary of The BISYS Group, Inc. and is unaffiliated with Chase. The Trust has adopted Rule 12b-1 distribution plans for Class A and Class B shares, which provide for the payment of distribution fees at annual rates of up to 0.25% and 0.75% of the average daily net assets attributable to Class A and Class B shares of the Fund, respectively. Payments under the distribution plans shall be used to compensate or reimburse the Fund's distributor and broker-dealers for services provided and expenses incurred in connection with the sale of Class A and Class B shares, and are not tied to the amount of actual expenses incurred. Payments may be used to compensate broker-dealers with trail or maintenance commissions at an annual rate of up to 0.25% of the average daily net asset value of Class A or Class B shares invested in the Fund by customers of these broker- dealers. Trail or maintenance commissions are paid to broker- dealers beginning the 13th month following the purchase of shares by their customers. Promotional activities for the sale of Class A and Class B shares will be conducted generally by the Vista Family of Funds, and activities intended to promote the Fund's Class A or Class B shares may also benefit the Fund's other shares and other Vista funds.

VFD may provide promotional incentives to broker-dealers that meet specified sales targets for one or more Vista funds. These incentives may include gifts of up to $100 per person annually; an occasional meal, ticket to a sporting event or theater for entertainment for broker-dealers and their guests; and payment or reimbursement for travel expenses, including lodging and meals, in connection with attendance at training and educational meetings within and outside the U.S.

SHAREHOLDER SERVICING AGENTS

The Trust has entered into shareholder servicing agreements with certain shareholder servicing agents under which the shareholder servicing agents have agreed to provide certain support services to their customers who beneficially own Class A and Class B shares of the Fund. These services include assisting with purchase and redemption transactions, maintaining shareholder accounts and records, furnishing customer statements, transmitting shareholder reports and communications to customers and other similar shareholder liaison services. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.25% of the average daily net assets of Class A or Class B shares, as the case may be, of the Fund held by investors for whom the shareholder servicing agent maintains a servicing relationship. With respect to the Fund's Class A shares, such fees are payable only to shareholder servicing agents other than Chase or its affiliates. Shareholder servicing agents may subcontract with other parties for the provision of shareholder support services.

Shareholder servicing agents may offer additional services to their customers, such as pre-authorized or systematic purchase and redemption plans. Each shareholder servicing agent may establish its own terms and conditions, including limitations on the amounts of subsequent transactions, with respect to such services. Certain shareholder servicing agents may (although they are not required by the Trust to do so) credit to the accounts of their customers from whom they are already receiving other fees an amount not exceeding such other fees or the fees for their services as shareholder servicing agents.

Chase and/or VFD may from time to time, at their own expense out of compensation retained by them from the Fund or other sources available to them, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers. These services include maintaining account records, processing orders to purchase, redeem and exchange Fund shares and responding to certain customer inquiries. The amount of such compensation may be up to an additional 0.10% annually of the average net assets of the Fund attributable to shares of the Fund held by customers of such shareholder servicing agents. Such compensation does not represent an additional expense to the Fund or its shareholders, since it will be paid by Chase and/or VFD.

ADMINISTRATOR AND
SUB-ADMINISTRATOR

Chase acts as the Fund's administrator and is entitled to receive a fee computed daily and paid monthly at an annual rate equal to 0.10% of the Fund's average daily net assets.


VFD provides certain sub-administrative services to the Fund pursuant to a distribution and sub-administration agreement and is entitled to receive a fee for these services from the Fund at an annual rate equal to 0.05% of the Fund's average daily net assets. VFD has agreed to use a portion of this fee to pay for certain expenses incurred in connection with organizing new series of the Trust and certain other ongoing expenses of the Trust. VFD is located at 450 West 33rd Street, New York, New York 10001-2603.


CUSTODIAN

Chase acts as the Fund's custodian and fund accountant and receives compensation under an agreement with the Trust. Fund securities and cash may be held by sub-custodian banks if such arrangements are reviewed and approved by the Trustees.

EXPENSES

The Fund pays the expenses incurred in its operations, including its pro rata share of expenses of the Trust. These expenses include investment advisory and administrative fees; the compensation of the Trustees; registration fees; interest charges; taxes; expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the Fund's custodian for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to government offices and commissions; expenses of meetings of investors; fees and expenses of independent accountants, of legal counsel and of any transfer agent, registrar or dividend disbursing agent of the Trust; insurance premiums; and expenses of calculating the net asset value of, and the net income on, shares of the Fund. Shareholder servicing and distribution fees are allocated to specific classes of the Fund. In addition, the Fund may allocate transfer agency and certain other expenses by class. Service providers to the Fund may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled.

ORGANIZATION AND
DESCRIPTION OF SHARES

The Fund is a portfolio of Mutual Fund Group, an open-end management investment company organized as a Massachusetts business trust in 1987 (the "Trust"). The Trust has reserved the right to create and issue additional series and classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Shares have no preemptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each whole share held, and each fractional share shall be entitled to a proportionate fractional vote, except that Trust shares held in the treasury of the Trust shall not be voted. Shares of each class of the Fund generally vote together except when required under federal securities laws to vote separately on matters that only affect a particular class, such as the approval of distribution plans for a particular class.

The Fund issues multiple classes of shares. This Prospectus relates only to Class A and Class B shares of the Fund. The Fund offers other classes of shares in addition to these classes. The categories of investors that are eligible to purchase shares and minimum investment requirements may differ for each class of Fund shares. In addition, other classes of Fund shares may be subject to differences in sales charge arrangements, ongoing distribution and service fee levels, and levels of certain other expenses, which will affect the relative performance of the different classes. Investors may call 1-800-34-VISTA to obtain additional information about other classes of shares of the Fund that are offered. Any person entitled to receive compensation for selling or servicing shares of the Fund may receive different levels of compensation with respect to one class of shares over another.

The business and affairs of the Trust are managed under the general direction and supervision of its Board of Trustees. The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of all series or classes when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote. The Trustees will promptly call a meeting of shareholders to remove a trustee(s) when requested to do so in writing by record holders of not less than 10% of all outstanding shares of the Trust.

Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

PERFORMANCE INFORMATION
-----------------------

The Fund's investment performance may from time to time be included in advertisements about the Fund. Performance is calculated separately for each class of shares, in the manner described in the SAI. "Yield" for each class of shares is calculated by dividing the annualized net investment income per share during a recent 30-day period by the maximum public offering price per share of such class on the last day of that period.

"Total return" for the one-, five- and ten-year periods (or since inception, if shorter) through the most recent calendar quarter represents the average annual compounded rate of return on an investment of $1,000 in the Fund invested at the maximum public offering price (in the case of Class A shares) or reflecting the deduction of any applicable contingent deferred sales charge (in the case of Class B shares). Total return may also be presented for other periods or without reflecting sales charges. Any quotation of investment performance not reflecting the maximum initial sales charge or contingent deferred sales charge would be reduced if such sales charges were used.

All performance data is based on the Fund's past investment results and does not predict future performance. Investment performance, which will vary, is based on many factors, including market conditions, the composition of the Fund's portfolio, the Fund's operating expenses and which class of shares you purchase. Investment performance also often reflects the risks associated with the Fund's investment objectives and policies. These factors should be considered when comparing the Fund's investment results to those of other mutual funds and other investment vehicles. Quotation of investment performance for any period when a fee waiver or expense limitation was in effect will be greater than if the waiver or limitation had not been in effect. The Fund's performance may be compared to other mutual funds, relevant indices and rankings prepared by independent services. See the SAI.

                     MAKE THE MOST OF YOUR VISTA PRIVILEGES
                     --------------------------------------

The following services are available to you as a Vista mutual fund shareholder.

o SYSTEMATIC INVESTMENT PLAN--Invest as much as you wish ($100 or more) in the first or third week of any month. The amount will be automatically transferred from your checking or savings account.

o SYSTEMATIC WITHDRAWAL PLAN--Make regular withdrawals of $50 or more ($100 or more for Class B accounts) monthly, quarterly or semiannually. A minimum account balance of $5,000 is required to establish a systematic withdrawal plan for Class A accounts.

o SYSTEMATIC EXCHANGE--Transfer assets automatically from one Vista account to another on a regular, prearranged basis. There is no additional charge for this service.

o FREE EXCHANGE PRIVILEGE--Exchange money between Vista funds in the same class of shares without charge. The exchange privilege allows you to adjust your investments as your objectives change. Investors may not maintain, within the same fund, simultaneous plans for systematic investment or exchange and systematic withdrawal or exchange.

o REINSTATEMENT PRIVILEGE--Class A shareholders have a one time privilege of reinstating their investment in the Fund at net asset value next determined subject to written request within 90 calendar days of the redemption, accompanied by payment for the shares (not in excess of the redemption).

  Class B shareholders who have redeemed their shares and paid a CDSC with such redemption may purchase Class A shares with no initial sales charge (in an amount not in excess of their redemption proceeds) if the purchase occurs within 90 days of the redemption of the Class B shares.

For more information about any of these services and privileges, call your shareholder servicing agent, investment representative or the Vista Service Center at 1-800-34-VISTA. These privileges are subject to change or termination.

Vista Family of Mutual Funds & Retirement Products


VISTA INTERNATIONAL EQUITY FUNDS
Southeast Asian Fund
Japan Fund
European Fund
International Equity Fund

VISTA U.S. EQUITY FUNDS
Small Cap Equity Fund
The Growth Fund of Washington
Capital Growth Fund
Growth and Income Fund
Large Cap Equity Fund
Balanced Fund
Equity Income Fund

VISTA FIXED INCOME FUNDS
Bond Fund
U.S. Government Securities Fund
U.S. Treasury Income Fund
Short-Term Bond Fund

VISTA TAX-FREE FUNDS(1)
New York Tax Free Income Fund
California Intermediate Tax Free Fund
Tax Free Income Fund

VISTA TAX-FREE MONEY MARKET FUNDS(1,2)
New York Tax Free Money Market Fund
Connecticut Daily Tax Free Income Fund Select Shares(3)
New Jersey Daily Municipal Income Fund Select Shares(3)
Tax Free Money Market Fund
California Tax Free Money Market Fund

VISTA TAXABLE MONEY MARKET FUNDS(2)
Cash Management Money Market Fund
Federal Money Market Fund
100% U.S. Treasury Securities Money Market Fund
U.S. Government Money Market Fund
Treasury Plus Money Market Fund

VISTA RETIREMENT PRODUCTS
Vista Capital Advantage Variable Annuity(4)
Vista 401(k) Advantage

For complete information on the Vista Mutual Funds or Retirement Products, including information about fees and expenses, call your investment professional or 1-800-34-VISTA for a prospectus. Please read it carefully before you invest or send money.

(1) Some income may be subject to certain state and local taxes. A portion of the income may be subject to the federal alternative minimum tax for some investors.

(2) An investment in a Money Market Fund is neither insured nor guaranteed by the U.S. Government. Yields will fluctuate, and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

(3) Vista Select Shares of these funds are not a part of, or affiliated with, the Vista Family of Mutual Funds. Reich & Tang Distributors L.P. and New England Investment Companies L.P., which are unaffiliated with Chase, are the funds' distributor and investment adviser, respectively.

(4) The variable annuity contract is issued by First SunAmerica Life Insurance Company in New York; in other states, but not necessarily all states, it is issued by Anchor National Life Insurance Company.

                      (This Page Intentionally Left Blank)

VISTA SERVICE CENTER
P.O. Box 419392
Kansas City, MO 64141-6392

TRANSFER AGENT AND DIVIDEND PAYING AGENT
DST Systems, Inc.
210 West 10th Street
Kansas City, MO 64105

LEGAL COUNSEL
Simpson Thacher & Bartlett
425 Lexington Avenue
New York, NY 10017

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, NY 10036

[Vista Logo]
P.O. Box 419392
Kansas City, MO 64141-6392


VSC-1-297X

                      VISTA SMALL CAP OPPORTUNITIES FUND

                       AMENDMENT DATED DECEMBER 29, 1997
                   TO THE PROSPECTUS FOR CLASS A AND B SHARES
                              DATED MAY 19, 1997

By this amendment, the accompanying Prospectus is redated December 29, 1997.

The purpose of this Amendment is to reflect that the Fund now offers Class C shares, in addition to Class A and B shares through the Prospectus. In that connection, the changes identified below are made to the accompanying Prospectus.

In the section of the Prospectus entitled "Expense Summary," the following tables are inserted in lieu of the existing tables:

                                EXPENSE SUMMARY

Expenses are one of several factors to consider when investing. The following table summarizes your costs from investing in the Fund based on estimated expenses for the current fiscal year. The examples show the cumulative expenses attributable to a hypothetical $1,000 investment over specified periods.

                                                       Class A           Class B       Class C
                                                       Shares            Shares        Shares
                                                       ------            ------        ------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on Purchases
  (as a percentage of offering price)   ............     4.75%           None           None
Maximum Deferred Sales Charge
  (as a percentage of the lower of original purchase
  price or redemption proceeds)*  ..................     None            5.00%          1.00%
ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net assets)
Investment Advisory Fee  ...........................     0.65%           0.65%          0.65%
12b-1 Fee**  .......................................     0.25%           0.75%          0.75%#
Shareholder Servicing Fee   ........................     0.00%***        0.25%          0.25%#
Other Expenses  ....................................     0.60%           0.60%          0.60%
                                                         ----            ----           ----
Total Fund Operating Expenses  .....................     1.50%***        2.25%          2.25%
                                                         ====            ====           ====

EXAMPLES

Your investment of $1,000 would incur the following expenses, assuming 5% annual return:

                                                                      1         3
                                                                     Year      Years
                                                                     ---      ----
Class A Shares++  ................................................   $ 62     $ 93
Class B Shares:
  Assuming complete redemption at the end of the period+++  ......   $ 74     $103
  Assuming no redemptions   ......................................   $ 23     $ 70
Class C Shares:
  Assuming complete redemption at the end of the period+++  ......   $ 33     $ 70
  Assuming no redemptions   ......................................   $ 23     $ 70

  * The maximum deferred sales charge on Class B shares applies to redemptions during the first year after purchase; the charge generally declines by 1% annually thereafter (except in the fourth year), reaching zero after six years. The maximum deferred sales charge on Class C shares applies to redemptions during the first year after purchase; the charge is 1% during the first year and zero thereafter. See "How to Buy, Sell and Exchange Shares."

 ** Long-term shareholders in mutual funds with 12b-1 fees, such as Class A and Class B shareholders of the Fund, may pay more than the economic equivalent of the maximum front-end sales charge permitted by rules of the National Association of Securities Dealers, Inc.
*** Reflects current waiver arrangements to maintain the Total Operating Expenses at the levels indicated in the table above. Absent such waivers, the Shareholder Servicing Fee and Total Fund Operating Expenses would be 0.25% and 1.75%, respectively, for Class A shares.
  # Beginning with the 13th month following the purchase of Class C shares by their customers, broker-dealers receive payments at an annual rate of 1.00% of the average daily net asset value of the Class C shares invested in the Fund by their customers, consisting of a 12b-1 distribution fee at an annual rate of 0.75% of such assets and a service fee at an annual rate of 0.25% of such assets.
 ++  Assumes deduction at the time of purchase of the maximum sales charge.

+++ Assumes deduction at the time of redemption of the maximum applicable deferred sales charge.

The table is provided to help you understand the expenses of investing in the Fund and your share of the operating expenses that the Fund incurs. The examples should not be considered representations of past or future expenses or returns; actual expenses and returns may be greater or less than shown.

Charges or credits, not reflected in the expense table above, may be incurred directly by customers of financial institutions in connection with an investment in the Fund. The Fund understands that Shareholder Servicing Agents may credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees received by the Shareholder Servicing Agent from the Fund with respect to those accounts. See "Other Information Concerning the Fund."

In the section of the Prospectus entitled "Financial Highlights," the following text and table is inserted in lieu of the existing text and table:

                              FINANCIAL HIGHLIGHTS

The table set forth below provides selected per share data and ratios for both Class A and Class B shares outstanding throughout each of the periods shown. This information is supplemented by financial statements and accompanying notes appearing in the Fund's Annual Report to Shareholders for the fiscal year ended October 31, 1997, which is incorporated by reference into the SAI. Shareholders can obtain a copy of this annual report by contacting the fund or their Shareholder Servicing Agent. The financial statements and notes, as well as the financial information set forth in the table below for the periods ended October 31, 1997, has been audited by Price Waterhouse LLP, independent accountants, whose report thereon is also included in the Annual Report to Shareholders.

                          SMALL CAP OPPORTUNITIES FUND

                                                          Class A      Class B
                                                          ---------    --------
                                                          5/19/97*     5/19/97*
                                                           through     through
                                                          10/31/97     10/31/97
                                                          ---------    --------
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Period  .................   $  10.00     $ 10.00
                                                          --------     -------
 Income From Investment Operations:
   Net Investment Income  .............................    (0.041)      (0.057)
  Net Gains or (Losses) in Securities
    (both realized and unrealized) ....................     3.891        3.867
                                                          --------     -------
  Total from Investment Operations ....................     3.850        3.810
                                                          --------     -------
 Less Distributions:
  Dividends from Net Investment
    Income ............................................        --           --
  Distributions from Capital Gains ....................        --           --
                                                          --------     -------
  Total Distributions  ................................        --           --
                                                          --------     -------
Net Asset Value, End of Period  .......................   $  13.85     $ 13.81
                                                          ========     =======
Total Return(1)  ......................................      38.50%      38.10%
Ratios/Supplemental Data:
 Net Assets, End of Period (000 omitted) ..............   $ 42,635     $38,142
 Ratio of Expenses to Average Net Assets#   ...........      1.49%        2.24%
 Ratio of Net Investment Income to
   Average Net Assets# ................................     (1.16)%      (1.93)%
 Ratio of Expenses without waivers and
   assumption of expenses to Average Net Assets#  .....      2.38%        2.88%
 Ratio of Net Investment Income without waivers and
   assumption of expenses to Average Net Assets#  .....     (2.05)%      (2.57)%
Portfolio Turnover Rate   .............................         7%           7%
Average Commission Rate Paid per share   ..............    $0.0623     $0.0623

  *  Commencement of operations.
 (1) Total return figures do not include the effect of any sales load. # Short periods have been annualized.

In the section of the Prospectus entitled "Management--the Portfolio's Advisers," the following sentence is inserted in lieu of the fifth sentence of the second paragraph:

     CAM provides discretionary investment services to institutional clients

In the section of the Prospectus entitled "About Your Investment--Choosing a Share Class," the following paragraph is added following the last paragraph:

     CLASS C SHARES. Class C shares are sold without an initial sales charge, which provides the investor the benefit of putting all of the investor's dollars to work from the time the investment is made. If redeemed within one year after purchase, Class C shares are subject to a CDSC equal to 1% of the lesser of their original cost or the net asset value at the time of the redemption. If you hold your shares for one year or more, you will receive the entire net asset value of your shares upon redemption at the then-current share price. Class C shares, like Class B shares, have higher combined 12b-1 and service fees than Class A shares and, as a consequence, pay correspondingly lower dividends and may have a lower net asset value than Class A shares. Unlike Class B shares, Class C shares do not convert into any other class of shares of the Fund. See "How to Buy, Sell and Exchange Shares" and "Other Information Concerning the Fund."

In the section of the Prospectus entitled "About Your Investment--Which Arrangement is Best for You?," the following sentence is added following the third sentence in the first paragraph:

     If you prefer not to pay an initial sales charge and you are uncertain as to the intended length of your investment, you might consider Class C Shares.

In the section of the Prospectus entitled "How to Buy, Sell and Exchange Shares--How to Buy Shares," the following sentence is inserted in lieu of the first sentence:

     You can open a Fund account with as little as $2,500 for regular accounts, $1,000 for traditional and Roth IRAs, SEP-IRAs and the Systematic Investment Plan, or $500 for Education IRAs.

In the section of the Prospectus entitled "How to Buy, Sell and Exchange Shares--Buying Shares Through Systematic Investing," the following sentence is inserted in lieu of the third sentence in the third paragraph:

     To eliminate the need for safekeeping, the Fund will not issue certificates for your Class A or Class C shares unless you request them.

In the section of the Prospectus entitled "How to Buy, Sell and Exchange Shares," the following paragraph is added following the paragraph entitled "Class B Shares":

                                CLASS C SHARES

     Class C shares are sold without an initial sales charge, although a CDSC will be imposed if you redeem shares within one year after purchase. The following types of shares may be redeemed without charge at any time: (i) shares acquired by reinvestment of distributions and (ii) shares otherwise exempt from the CDSC, as described below. For other shares, the amount of the charge is determined as a percentage of the lesser of the current market value or the purchase price of shares being redeemed.


     In determining whether a CDSC is payable on any redemption, the Fund will first redeem shares not subject to any charge, and then shares held longest during the CDSC period. When a share that has appreciated in value is redeemed during the CDSC period, a CDSC is assessed only on its initial purchase price. For information on how sales charges are calculated if you exchange your shares, see "How to Exchange Your Shares." The Fund's distributor pays broker-dealers a commission of 1.00% of the offering price on sales of Class C shares, and the distributor receives the entire amount of any CDSC you pay.

In the section of the Prospectus entitled "How to Buy, Sell and Exchange Shares--General," the following two sentences are inserted prior to the last sentence of the first paragraph:

     For purchases of the Fund's Class A shares made from January 1, 1998 through December 31, 1998, no initial sales charge will be assessed if you are using redemption proceeds received within the prior ninety days from non-Vista mutual funds to buy your shares and are opening or adding to a Vista prototype IRA with a transfer of assets or rollover from a qualified plan. If you use such redemption proceeds to open or add to a Vista prototype IRA, the Fund's distributor will pay broker-dealers commissions on the net sales of Class A shares at the rate of 1%.

In the section of the Prospectus entitled "How to Buy, Sell and Exchange Shares--General," the following sentence is inserted at the beginning of the fourth paragraph:

     For purchases of the Fund's Class A shares made from January 1, 1998 through December 31, 1998, no initial sales charge will be assessed if you are investing the proceeds of an IRA for which The Chase Manhattan Bank or its designee serves as trustee or custodian.

In the section of the Prospectus entitled "How to Buy, Sell and Exchange Shares--Systematic Withdrawal," the following sentence is inserted in lieu of the first sentence:

     You can make regular withdrawals of $50 or more ($100 or more for Class B and Class C accounts) monthly, quarterly or semiannually.

In the section of the Prospectus entitled "How to Buy, Sell and Exchange Shares--Involuntary Redemption of Accounts," the following sentence is inserted in lieu of the last sentence:

     In the event the Fund redeems Class B or Class C shares pursuant to this provision, no CDSC will be imposed.

In the section of the Prospectus entitled "How to Buy, Sell and Exchange Shares--Exchanging to Money Market Funds," the following paragraph is inserted in lieu of the first paragraph:

     An exchange of Class B or Class C shares into any of the Vista money market funds (other than Vista Prime Money Market Fund's Class B and Class C shares, respectively) will be treated as a redemption--and therefore subject to the conditions of the CDSC--and a subsequent purchase. Class B or Class C shares of any Vista non-money market fund may be exchanged into the Class B or Class C shares of the Vista Prime Money Market Fund, respectively, in order to continue the aging of the initial purchase of such shares.

In the section of the Prospectus entitled "How to Buy, Sell and Exchange Shares--Reinstatement Privilege," the following sentence is inserted in lieu of the last sentence:

     Class B and Class C shareholders who have redeemed their shares and paid a CDSC with such redemption may purchase Class A shares with no initial sales charge (in an amount not in excess of their redemption proceeds) if the purchase occurs within 90 days of the redemption of the Class B or Class C shares.

In the section of the Prospectus entitled "Other Information concerning the Fund--Distribution Plans," the following paragraph is inserted in lieu of the first paragraph:

     The Fund's distributor is Vista Fund Distributors, Inc. ("VFD"). VFD is a subsidiary of The BISYS Group, Inc. and is unaffiliated with Chase. The Trust has adopted Rule 12b-1 distribution plans for Class A, Class B and Class C shares, which provide for the payment of distribution fees at annual rates of up to 0.25%, 0.75% and 0.75% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund, respectively. Payments under the distribution plans shall be used to compensate or reimburse the Fund's distributor and broker-dealers for services provided and expenses incurred in connection with the sale of Class A, Class B and Class C shares, and are not tied to the amount of actual expenses incurred. Payments may be used to compensate broker-dealers with trail or maintenance commissions at an annual rate of up to 0.20% of the average daily net asset value of Class A shares, or up to 0.25% of the average daily net asset value of the Class B shares, or up to 0.75% of the average daily net asset value of the Class C shares invested in the Fund by customers of these broker-dealers. Trail or maintenance commissions are paid to broker-dealers beginning the 13th month following the purchase of shares by their customers. Promotional activities for the sale of Class A, Class B and Class C shares will be conducted generally by the Vista Family of Funds, and activities intended to promote the Fund's Class A, Class B or Class C shares may also benefit the Fund's other shares and other Vista funds.

and the following paragraph is inserted following the last paragraph:

     VFD may from time to time, pursuant to objective criteria established by it, pay additional compensation to qualifying authorized broker-dealers for certain services or activities which are primarily intended to result in the sale of shares of a Fund. In some instances, such compensation may be offered only to certain broker-dealers who employ registered representatives who have sold or may sell significant amounts of shares of a Fund and/or other Vista Funds during a specified period of time. Such compensation does not represent an additional expense to a Fund or its shareholders, since it will be paid by VFD out of compensation retained by it from the Fund or other sources available to it.

In the section of the Prospectus entitled "Other Information Concerning the Fund--Shareholder Servicing Agents," the following three sentences are inserted in lieu of the first three sentences of the first paragraph:

     The Trust has entered into shareholder servicing agreements with certain shareholder servicing agents (including Chase) under which the shareholder servicing agents have agreed to provide certain support services to their customers who beneficially own Class A, Class B or Class C shares of the Fund. These services include one or more of the following: assisting with purchase and redemption transactions, maintaining shareholder accounts and records, furnishing customer statements, transmitting shareholder reports and communications to customers and other similar shareholder liaison services. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.25% of the average daily net assets of Class A, Class B and Class C shares of the Fund held by investors for whom the shareholder servicing agent maintains a servicing relationship.

and the following paragraph is inserted following the last paragraph:

     Chase and its affiliates and the Vista Family of Funds, affiliates, agents, and subagents may exchange among themselves and others certain information about shareholders and their accounts, including information used to offer investment products and insurance products to them, unless otherwise contractually prohibited.

In the section of the Prospectus entitled "Other Information Concerning the Fund--Organization and Description of Shares," the following sentence is inserted in lieu of the second sentence of the second paragraph:

     This Prospectus relates only to Class A, Class B and Class C shares of the Fund.

In the section of the Prospectus entitled "Performance Information," the following sentence is inserted in lieu of the parenthetical in the first sentence of the second paragraph:

     "Total return" for the one-, five- and ten-year periods (or since inception, if shorter) through the most recent calendar quarter represents the average annual compounded rate of return on an investment of $1,000 in the Fund invested at the maximum public offering price (in the case of Class A shares) or reflecting the deduction of any applicable contingent deferred sales charge (in the case of Class B and Class C shares).

In the section of the Prospectus entitled "Make the Most of Your Vista Privileges," the following sentence is inserted in lieu of the first sentence in the second bulleted paragraph:

     Make regular withdrawals of $50 or more ($100 or more for Class B and Class C accounts) monthly, quarterly or semiannually.

and the following paragraph inserted in lieu of in the penultimate paragraph:

     Class B and Class C shareholders who have redeemed their shares and paid a CDSC with such redemptions may purchase Class A shares with no initial sales charge (in an amount not in excess of their redemption proceeds) if the purchase occurs within 90 days of the redemption of the Class B or Class C shares.

                                                                   STATEMENT OF
                                                         ADDITIONAL INFORMATION
                                                              December 29, 1997

                          VISTA(SM) CAPITAL GROWTH FUND
                          VISTA(SM) EQUITY INCOME FUND
                        VISTA(SM) GROWTH AND INCOME FUND
                      VISTA(SM) SMALL CAP OPPORTUNITIES FUND

       One Chase Manhattan Plaza, Third Floor, New York, New York 10081



     This Statement of Additional Information sets forth information which may be of interest to investors but which is not necessarily included in the Prospectuses offering shares of the Funds. This Statement of Additional Information should be read in conjunction with the Prospectuses offering shares of Vista Equity Income Fund, Vista Growth and Income Fund, Vista Capital Growth Fund and Vista Small Cap Opportunities Fund (collectively the "Equity Funds"). Any references to a "Prospectus" in this Statement of Additional Information is a reference to one or more of the foregoing Prospectuses, as the context requires. Copies of each Prospectus may be obtained by an investor without charge by contacting Vista Fund Distributors, Inc.("VFD"), the Funds' distributor (the "Distributor"), at the above-listed address.

This Statement of Additional Information is NOT a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by an effective prospectus.

For more information about your account, simply call or write the Vista Service Center at:

1-800-34-VISTA
Vista Service Center
P.O. Box 419392
Kansas City, MO 64141
                                                                         MFG-SAI

Table of Contents

Table of Contents                                                      Page
-----------------------------------------------------------------------------
The Funds ............................................................      3
Investment Policies and Restrictions  ................................      3
Performance Information ..............................................     21
Determination of Net Asset Value  ....................................     26
Purchases, Redemptions and Exchanges  ................................     27
Tax Matters ..........................................................     30
Management of the Trust and the Funds or Portfolios ..................     34
Independent Accountants ..............................................     45
Certain Regulatory Matters  ..........................................     46
General Information ..................................................     46
Appendix A--Description of Certain Obligations Issued or Guaranteed by
 U.S. Government Agencies or Instrumentalities  ......................    A-1
Appendix B--Description of Ratings  ..................................    B-1

                                   THE FUNDS

     Mutual Fund Group (the "Trust") is an open-end management investment company which was organized as a business trust under the laws of the Commonwealth of Massachusetts on May 11, 1987. The Trust presently consists of 18 separate series (the "Funds"). Certain of the Funds are diversified and other Funds are non-diversified, as such term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The shares of the Funds are collectively referred to in this Statement of Additional Information as the "Shares."

     The Growth and Income Fund and Capital Growth Fund converted to a master fund/feeder fund structure in December 1993. Under this structure, each of these Funds seeks to achieve its investment objective by investing all of its investable assets in an open-end management investment company which has the same investment objective as that Fund. The Growth and Income Fund invests in the Growth and Income Portfolio and the Capital Growth Fund invests in the Capital Growth Portfolio (collectively the "Portfolios"). Each of the Portfolios is a New York trust with its principal office in New York. Certain qualified investors, in addition to a Fund, may invest in a Portfolio. For purposes of this Statement of Additional Information, any information or references to either or both of the Portfolios refer to the operations and activities after implementation of the master fund/feeder fund structure.

     The Board of Trustees of the Trust provides broad supervision over the affairs of the Trust including the Funds. In the case of the Portfolios, separate Boards of Trustees, the same members as the Board of Trustees of the Trust, provide broad supervision. The Chase Manhattan Bank ("Chase") is the investment adviser for the Funds (other than the Growth and Income Fund and Capital Growth Fund, which do not have their own advisers) and the two Portfolios. Chase also serves as the Trust's administrator (the "Administrator") and supervises the overall administration of the Trust, including the Funds, and is the administrator of the Portfolios. A majority of the Trustees of the Trust are not affiliated with the investment adviser or sub-advisers. Similarly, a majority of the Trustees of the Portfolios are not affiliated with the investment adviser or sub-advisers.


                     INVESTMENT POLICIES AND RESTRICTIONS

                              Investment Policies

     The Prospectuses set forth the various investment policies of each Fund and Portfolio. The following information supplements and should be read in conjunction with the related sections of each Prospectus. For descriptions of the securities ratings of Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P") and Fitch Investors Service, Inc. ("Fitch"), see Appendix B.

     U.S. Government Securities. U.S. Government Securities include (1) U.S. Treasury obligations, which generally differ only in their interest rates, maturities and times of issuance, including: U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years); and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Treasury, (b) the right of the issuer to borrow any amount listed to a specific line of credit from the U.S. Treasury, (c) discretionary authority of the U.S. Government to purchase certain obligations of the U.S. Government agency or instrumentality or (d) the credit of the agency or instrumentality. Agencies and instrumentalities of the U.S. Government include but are not limited to: Federal Land Banks, Federal Financing Banks, Banks for Cooperatives, Federal Intermediate Credit Banks, Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, Student Loan Marketing Association, United States Postal Service, Chrysler Corporate Loan Guarantee Board, Small Business Administration, Tennessee Valley Authority and any other enterprise established or sponsored by the U.S. Government. Certain U.S. Government Securities, including U.S. Treasury bills, notes and bonds, Government National Mortgage Association certificates and Federal Housing Administration debentures, are supported by the full faith and credit of the United States. Other U.S. Government Securities are issued or guaranteed by federal agencies or government sponsored enterprises and are not supported by the full faith and credit of the United States. These securities include obligations that are supported by the right of the issuer to borrow from the U.S. Treasury, such as obligations of the Federal Home Loan Banks, and obligations that are supported by the creditworthiness of the particular instrumentality, such as obligations of the Federal National Mortgage Association or Federal Home Loan Mortgage Corporation. For a description of certain obligations issued or guaranteed by U.S. Government agencies and instrumentalities, see Appendix A.

     In addition, certain U.S. Government agencies and instrumentalities issue specialized types of securities, such as guaranteed notes of the Small Business Administration, Federal Aviation Administration, Department of Defense, Bureau of Indian Affairs and Private Export Funding Corporation, which often provide higher yields than are available from the more common types of government-backed instruments. However, such specialized instruments may only be available from a few sources, in limited amounts, or only in very large denominations; they may also require specialized capability in portfolio servicing and in legal matters related to government guarantees. While they may frequently offer attractive yields, the limited-activity markets of many of these securities means that, if a Fund or Portfolio were required to liquidate any of them, it might not be able to do so advantageously; accordingly, each Fund and Portfolio investing in such securities normally to hold such securities to maturity or pursuant to repurchase agreements, and would treat such securities (including repurchase agreements maturing in more than seven days) as illiquid for purposes of its limitation on investment in illiquid securities.

     Bank Obligations. Investments in bank obligations are limited to those of U.S. banks (including their foreign branches) which have total assets at the time of purchase in excess of $1 billion and the deposits of which are insured by either the Bank Insurance Fund or the Savings Association Insurance Fund of the Federal Deposit Insurance Corporation, and foreign banks (including their U.S. branches) having total assets in excess of $10 billion (or the equivalent in other currencies), and such other U.S. and foreign commercial banks which are judged by the advisers to meet comparable credit standing criteria.

     Bank obligations include negotiable certificates of deposit, bankers' acceptances, fixed time deposits and deposit notes. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of United States banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Fixed time deposits subject to withdrawal penalties and with respect to which a Fund or Portfolio cannot realize the proceeds thereon within seven days are deemed "illiquid" for the purposes of its restriction on investments in illiquid securities. Deposit notes are notes issued by commercial banks which generally bear fixed rates of interest and typically have original maturities ranging from eighteen months to five years.

     Banks are subject to extensive governmental regulations that may limit both the amounts and types of loans and other financial commitments that may be made and the interest rates and fees that may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Investors should also be aware that securities of foreign banks and foreign branches of United States banks may involve foreign investment risks in addition to those relating to domestic bank obligations.

     Depositary Receipts. A Fund or Portfolio will limit its investment in Depositary Receipts not sponsored by the issuer of the underlying security to no more than 5% of the value of its net assets (at the time of investment). A purchaser of unsponsored Depositary Receipts may not have unlimited voting rights and may not receive as much information about the issuer of the underlying securities as with a sponsored Depositary Receipt.

     ECU Obligations. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community to reflect changes in relative values of the underlying currencies. The Trustees do not believe that such adjustments will adversely affect holders of ECU-denominated securities or the marketability of such securities.

     Supranational Obligations. Supranational organizations, include organizations such as The World Bank, which was chartered to finance development projects in developing member countries; the European Community, which is a twelve-nation organization engaged in cooperative economic activities; the European Coal and Steel Community, which is an economic union of various European nations steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations of the Asian and Pacific regions.

     Corporate Reorganizations. In general, securities that are the subject of a tender or exchange offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or proposal. The increased market price of these securities may also discount what the stated or appraised value of the security would be if the contemplated action were approved or consummated. These investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of these contingencies requires unusually broad knowledge and experience on the part of the advisers that must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction, but also the financial resources and business motivation of the offeror as well as the dynamics of the business climate when the offer or proposal is in progress. Investments in reorganization securities may tend to increase the turnover ratio of a Fund and increase its brokerage and other transaction expenses.

     Warrants and Rights. Warrants basically are options to purchase equity securities at a specified price for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants but normally have a shorter duration and are distributed directly by the issuer to shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

     Commercial Paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

     Repurchase Agreements. A Fund or Portfolio will enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers believed creditworthy, and only if fully collateralized by securities in which such Fund or Portfolio is permitted to invest. Under the terms of a typical repurchase agreement, a Fund or Portfolio would acquire an underlying instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase the instrument and the Fund or Portfolio to resell the instrument at a fixed price and time, thereby determining the yield during the Fund's or Portfolio's holding period. This procedure results in a fixed rate of return insulated from market fluctuations during such period. A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. Repurchase agreements are considered under the 1940 Act to be loans collateralized by the underlying securities. All repurchase agreements entered into by a Fund or Portfolio will be fully col-lateralized at all times during the period of the agreement in that the value of the underlying security will be at least equal to 100% of the amount of the loan, including the accrued interest thereon, and the Fund or Portfolio or its custodian or sub-custodian will have possession of the collateral, which the Board of Trustees believes will give it a valid, perfected security interest in the collateral. Whether a repurchase agreement is the purchase and sale of a security or a collateralized loan has not been conclusively established. This might become an issue in the event of the bankruptcy of the other party to the transaction. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities would not be owned by the Fund or Portfolio, but would only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, a Fund or Portfolio may suffer time delays and incur costs in connection with the disposition of the collateral. The Board of Trustees believes that the collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by a Fund or Portfolio. Repurchase agreements maturing in more than seven days are treated as illiquid for purposes of the Funds' and Portfolios' restrictions on purchases of illiquid securities. Repurchase agreements are also subject to the risks described below with respect to stand-by commitments.


     Forward Commitments. In order to invest a Fund's assets immediately, while awaiting delivery of securities purchased on a forward commitment basis, short-term obligations that offer same-day settlement and earnings will normally be purchased. When a commitment to purchase a security on a forward commitment basis is made, procedures are established consistent with the General Statement of Policy of the Securities and Exchange Commission concerning such purchases. Since that policy currently recommends that an amount of the respective Fund's or Portfolio's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, a separate account of such Fund or Portfolio consisting of cash or liquid securities equal to the amount of such Fund's or Portfolio's commitments securities will be established at such Fund's or Portfolio's custodian bank. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market value. If the market value of such securities declines, additional cash, cash equivalents or highly liquid securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the respective Fund or Portfolio.


     Although it is not intended that such purchases would be made for speculative purposes, purchases of securities on a forward commitment basis may involve more risk than other types of purchases. Securities purchased on a forward commitment basis and the securities held in the respective Fund's or Portfolio's portfolio are subject to changes in value based upon the public's perception of the issuer and changes, real or anticipated, in the level of interest rates. Purchasing securities on a forward commitment basis can involve the risk that the yields available in the market when the delivery takes place may actually be higher or lower than those obtained in the transaction itself. On the settlement date of the forward commitment transaction, the respective Fund or Portfolio will meet its obligations from then available cash flow, sale of securities held in the separate account, sale of other securities or, although it would not normally expect to do so, from sale of the forward commitment securities themselves (which may have a value greater or lesser than such Fund's or Portfolio's payment obligations). The sale of securities to meet such obligations may result in the realization of capital gains or losses.

     To the extent a Fund or Portfolio engages in forward commitment transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purpose of investment leverage, and settlement of such transactions will be within 90 days from the trade date.

     Floating and Variable Rate Securities; Participation Certificates. The securities in which certain Funds and Portfolios may be invested include participation certificates issued by a bank, insurance company or other financial institution in securities owned by such institutions or affiliated organizations ("Participation Certificates"). A Participation Certificate gives a Fund or Portfolio an undivided interest in the security in the proportion that the Fund's or Portfolio's participation interest bears to the total principal amount of the security and generally provides the demand feature described below. Each Participation Certificate is backed by an irrevocable letter of credit or guaranty of a bank (which may be the bank issuing the Participation Certificate, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the Participation Certificate) or insurance policy of an insurance company that the Board of Trustees of the Trust has determined meets the prescribed quality standards for a particular Fund or Portfolio.


     A Fund or Portfolio may have the right to sell the Participation Certificate back to the institution and draw on the letter of credit or insurance on demand after the prescribed notice period, for all or any part of the full principal amount of the Fund's or Portfolio's participation interest in the security, plus accrued interest. The institutions issuing the Participation Certificates would retain a service and letter of credit fee and a fee for providing the demand feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the Participation Certificates were purchased by a Fund or Portfolio. The total fees would generally range from 5% to 15% of the applicable prime rate or other short-term rate index. With respect to insurance, a Fund or Portfolio will attempt to have the issuer of the participation certificate bear the cost of any such insurance, although the Funds and Portfolios retain the option to purchase insurance if deemed appropriate. Obligations that have a demand feature permitting a Fund or Portfolio to tender the obligation to a foreign bank may involve certain risks associated with foreign investment. A Fund's or Portfolio's ability to receive payment in such circumstances under the demand feature from such foreign banks may involve certain risks such as future political and economic developments, the possible establishments of laws or restrictions that might adversely affect the payment of the bank's obligations under the demand feature and the difficulty of obtaining or enforcing a judgment against the bank.


     The advisers have been instructed by the Board of Trustees to monitor on an ongoing basis the pricing, quality and liquidity of the floating and variable rate securities held by the Funds and Portfolios, including Participation Certificates, on the basis of published financial information and reports of the rating agencies and other bank analytical services to which the Funds and Portfolios may subscribe. Although these instruments may be sold by a Fund or Portfolio, it is intended that they be held until maturity.


     Past periods of high inflation, together with the fiscal measures adopted to attempt to deal with it, have seen wide fluctuations in interest rates, particularly "prime rates" charged by banks. While the value of the underlying floating or variable rate securities may change with changes in interest rates generally, the floating or variable rate nature of the underlying floating or variable rate securities should minimize changes in value of the instruments. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed rate securities. A Fund's or Portfolio's portfolio may contain floating or variable rate securities on which stated minimum or maximum rates, or maximum rates set by state law, limit the degree to which interest on such floating or variable rate securities may fluctuate; to the extent it does, increases or decreases in value may be somewhat greater than would be the case without such limits. Because the adjustment of interest rates on the floating or variable rate securities is made in relation to movements of the applicable banks' "prime rates" or other short-term rate adjustment indices, the floating or variable rate securities are not comparable to long-term fixed rate securities. Accordingly, interest rates on the floating or variable rate securities may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar maturities.


     The maturity of variable rate securities is deemed to be the longer of (i) the notice period required before a Fund or Portfolio is entitled to receive payment of the principal amount of the security upon demand or (ii) the period remaining until the security's next interest rate adjustment.


     Reverse Repurchase Agreements. Reverse repurchase agreements involve the sale of securities held by a Fund or Portfolio with an agreement to repurchase the securities at an agreed upon price and date. The repurchase price is generally equal to the original sales price plus interest. Reverse repurchase agreements are usually for seven days or less and cannot be repaid prior to their expiration dates. Reverse repurchase agreements involve the risk that the market value of the portfolio securities transferred may decline below the price at which the Fund or Portfolio is obliged to purchase the securities.

     Zero Coupon, Payment-in-Kind and Stripped Obligations. The principal and interest components of United States Treasury bonds with remaining maturities of longer than ten years are eligible to be traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are separately issued by the United States Treasury at the request of depository financial institutions, which then trade the component parts separately. The interest component of STRIPS may be more volatile than that of United States Treasury bills with comparable maturities.


     Zero coupon obligations are sold at a substantial discount from their value at maturity and, when held to maturity, their entire return, which consists of the amortization of discount, comes from the difference between their purchase price and maturity value. Because interest on a zero coupon obligation is not distributed on a current basis, the obligation tends to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying securities with similar maturities. The value of zero coupon obligations appreciates more than such ordinary interest-paying securities during periods of declining interest rates and depreciates more than such ordinary interest-paying securities during periods of rising interest rates. Under the stripped bond rules of the Internal Revenue Code of 1986, as amended, investments by a Fund or Portfolio in zero coupon obligations will result in the accrual of interest income on such investments in advance of the receipt of the cash corresponding to such income.


     Zero coupon securities may be created when a dealer deposits a U.S. Treasury or federal agency security with a custodian and then sells the coupon payments and principal payment that will be generated by this security separately. Proprietary receipts, such as Certificates of Accrual on Treasury Securities, Treasury Investment Growth Receipts and generic Treasury Receipts, are examples of stripped U.S. Treasury securities separated into their component parts through such custodial arrangements.


     Payment-in-kind ("PIK") bonds are debt obligations which provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments experience greater volatility in market value due to changes in interest rates than debt obligations which provide for regular payments of interest. A Fund or Portfolio will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's or Portfolio's distribution obligations.


     Illiquid Securities. For purposes of its limitation on investments in illiquid securities, each Fund and Portfolio may elect to treat as liquid, in accordance with procedures established by the Board of Trustees, certain investments in restricted securities for which there may be a secondary market of qualified institutional buyers as contemplated by Rule 144A under the Securities Act of 1933, as amended (the "Securities Act") and commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act ("Section 4(2) paper"). Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to qualified institutional buyers. Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as a Fund or Portfolio who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale of Section 4(2) paper by the purchaser must be in an exempt transaction.


     One effect of Rule 144A and Section 4(2) is that certain restricted securities may now be liquid, though there is no assurance that a liquid market for Rule 144A securities or Section 4(2) paper will develop or be maintained. The Trustees have adopted policies and procedures for the purpose of determining whether securities that are eligible for resale under Rule 144A and
Section 4(2) paper are liquid or illiquid for purposes of the limitation on investment in illiquid securities. Pursuant to those policies and procedures, the Trustees have delegated to the advisers the determination as to whether a particular instrument is liquid or illiquid, requiring that consideration be given to, among other things, the frequency of trades and quotes for the security, the number of dealers willing to sell the security and the number of potential purchasers, dealer undertakings to make a market in the security, the nature of the security and the time needed to dispose of the security. The Trustees will periodically review the Funds' and Portfolios' purchases and sales of Rule 144A securities and Section 4(2) paper.


     Stand-By Commitments. In a put transaction, a Fund or Portfolio acquires the right to sell a security at an agreed upon price within a specified period prior to its maturity date, and a stand-by commitment entitles a Fund or Portfolio to same-day settlement and to receive an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. Stand-by commitments are subject to certain risks, which include the inability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, the fact that the commitment is not marketable by a Fund or Portfolio, and that the maturity of the underlying security will generally be different from that of the commitment.

     Securities Loans. To the extent specified in its Prospectus, each Fund and Portfolio is permitted to lend its securities to broker-dealers and other institutional investors in order to generate additional income. Such loans of portfolio securities may not exceed 30% of the value of a Fund's or Portfolio's total assets. In connection with such loans, a Fund or Portfolio will receive collateral consisting of cash, cash equivalents, U.S. Government securities or irrevocable letters of credit issued by financial institutions. Such collateral will be maintained at all times in an amount equal to at least 100% of the current market value plus accrued interest of the securities loaned. A Fund or Portfolio can increase its income through the investment of such collateral. A Fund or Portfolio continues to be entitled to the interest payable or any dividend-equivalent payments received on a loaned security and, in addition, to receive interest on the amount of the loan. However, the receipt of any dividend-equivalent payments by a Fund or Portfolio on a loaned security from the borrower will not qualify for the dividends-received deduction. Such loans will be terminable at any time upon specified notice. A Fund or Portfolio might experience risk of loss if the institutions with which it has engaged in portfolio loan transactions breach their agreements with such Fund or Portfolio. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delays in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower experience financial difficulty. Loans will be made only to firms deemed by the advisers to be of good standing and will not be made unless, in the judgment of the advisers, the consideration to be earned from such loans justifies the risk.

     Real Estate Investment Trusts. Certain Funds may invest in shares of real estate investment trusts ("REITs"), which are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs or mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. The value of equity trusts will depend upon the value of the underlying properties, and the value of mortgage trusts will be sensitive to the value of the underlying loans or interests.


       Additional Policies Regarding Derivative and Related Transactions

     Introduction. As explained more fully below, the Funds and Portfolios may employ derivative and related instruments as tools in the management of portfolio assets. Put briefly, a "derivative" instrument may be considered a security or other instrument which derives its value from the value or performance of other instruments or assets, interest or currency exchange rates, or indexes. For instance, derivatives include futures, options, forward contracts, structured notes and various over-the-counter instruments.

     Like other investment tools or techniques, the impact of using derivatives strategies or similar instruments depends to a great extent on how they are used. Derivatives are generally used by portfolio managers in three ways: first, to reduce risk by hedging (offsetting) an investment position; second, to substitute for another security particularly where it is quicker, easier and less expensive to invest in derivatives; and lastly, to speculate or enhance portfolio performance. When used prudently, derivatives can offer several benefits, including easier and more effective hedging, lower transaction costs, quicker investment and more profitable use of portfolio assets. However, derivatives also have the potential to significantly magnify risks, thereby leading to potentially greater losses for a Fund or Portfolio.

     Each Fund and Portfolio may invest its assets in derivative and related instruments subject only to the Fund's or Portfolio's investment objective and policies and the requirement that the Fund or Portfolio maintain segregated accounts consisting of cash or other liquid assets (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under such instruments with respect to positions where there is no underlying portfolio asset so as to avoid leveraging the Fund or Portfolio.

     The value of some derivative or similar instruments in which the Funds or Portfolios may invest may be particularly sensitive to changes in prevailing interest rates or other economic factors, and--like other investments of the Funds and Portfolios--the ability of a Fund or Portfolio to successfully utilize these instruments may depend in part upon the ability of the advisers to forecast interest rates and other economic factors correctly. If the advisers inaccurately forecast such factors and has taken positions in derivative or similar instruments contrary to prevailing market trends, a Fund or Portfolio could be exposed to the risk of a loss. The Funds and Portfolios might not employ any or all of the strategies described herein, and no assurance can be given that any strategy used will succeed.

     Set forth below is an explanation of the various derivatives strategies and related instruments the Funds or Portfolios may employ along with risks or special attributes associated with them. This discussion is intended to supplement the Funds' current prospectuses as well as provide useful information to prospective investors.

     Risk Factors. As explained more fully below and in the discussions of particular strategies or instruments, there are a number of risks associated with the use of derivatives and related instruments. There can be no guarantee that there will be a correlation between price movements in a hedging vehicle and in the portfolio assets being hedged. An incorrect correlation could result in a loss on both the hedged assets in a Fund or Portfolio and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. This risk is particularly acute in the case of "cross-hedges" between currencies. The advisers may inaccurately forecast interest rates, market values or other economic factors in utilizing a derivatives strategy. In such a case, a Fund or Portfolio may have been in a better position had it not entered into such strategy. Hedging strategies, while reducing risk of loss, can also reduce the opportunity for gain. In other words, hedging usually limits both potential losses as well as potential gains. Strategies not involving hedging may increase the risk to a Fund or Portfolio. Certain strategies, such as yield enhancement, can have speculative characteristics and may result in more risk to a Fund or Portfolio than hedging strategies using the same instruments. There can be no assurance that a liquid market will exist at a time when a Fund or Portfolio seeks to close out an option, futures contract or other derivative or related position. Many exchanges and boards of trade limit the amount of fluctuation permitted in option or futures contract prices during a single day; once the daily limit has been reached on particular contract, no trades may be made that day at a price beyond that limit. In addition, certain instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Finally, over-the-counter instruments typically do not have a liquid market. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position. Activities of large traders in the futures and securities markets involving arbitrage, "program trading," and other investment strategies may cause price distortions in these markets. In certain instances, particularly those involving over-the-counter transactions, forward contracts there is a greater potential that a counterparty or broker may default or be unable to perform on its commitments. In the event of such a default, a Fund or Portfolio may experience a loss. In transactions involving currencies, the value of the currency underlying an instrument may fluctuate due to many factors, including economic conditions, interest rates, governmental policies and market forces.

     Specific Uses and Strategies. Set forth below are explanations of various strategies involving derivatives and related instruments which may be used by a Fund or Portfolio.

     Options on Securities, Securities Indexes and Debt Instruments. A Fund or Portfolio may PURCHASE, SELL or EXERCISE call and put options on (i) securities, (ii) securities indexes, and (iii) debt instruments.

     Although in most cases these options will be exchange-traded, the Funds and Portfolios may also purchase, sell or exercise over-the-counter options. Over-the-counter options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller. As such, over-the-counter options generally have much less market liquidity and carry the risk of default or nonperformance by the other party.

     One purpose of purchasing put options is to protect holdings in an underlying or related security against a substantial decline in market value. One purpose of purchasing call options is to protect against substantial increases in prices of securities the Fund intends to purchase pending its ability to invest in such securities in an orderly manner. A Fund or Portfolio may also use combinations of options to minimize costs, gain exposure to markets or take advantage of price disparities or market movements. For example, a Fund or Portfolio may sell put or call options it has previously purchased or purchase put or call options it has previously sold. These transactions may result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. A Fund or Portfolio may write a call or put option in order to earn the related premium from such transactions. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of a similar option. The Funds will not write uncovered options.

     In addition to the general risk factors noted above, the purchase and writing of options involve certain special risks. During the option period, a Fund or Portfolio writing a covered call (i.e., where the underlying securities are held by the Fund or Portfolio) has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but has retained the risk of loss should the price of the underlying securities decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price.


     If a put or call option purchased by a Fund or Portfolio is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, such Fund or Portfolio will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when a Fund or Portfolio seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund or Portfolio may be unable to close out a position.


     Futures Contracts and Options on Futures Contracts. A Fund or Portfolio may purchase or sell (i) interest-rate futures contracts, (ii) futures contracts on specified instruments or indices, and (iii) options on these futures contracts ("futures options").


     The futures contracts and futures options may be based on various instruments or indices in which the Funds and Portfolios may invest such as foreign currencies, certificates of deposit, Eurodollar time deposits, securities indices, economic indices (such as the Consumer Price Indices compiled by the U.S. Department of Labor).


     Futures contracts and futures options may be used to hedge portfolio positions and transactions as well as to gain exposure to markets. For example, a Fund or Portfolio may sell a futures contract--or buy a futures option--to protect against a decline in value, or reduce the duration, of portfolio holdings. Likewise, these instruments may be used where a Fund or Portfolio intends to acquire an instrument or enter into a position. For example, a Fund or Portfolio may purchase a futures contract--or buy a futures option--to gain immediate exposure in a market or otherwise offset increases in the purchase price of securities or currencies to be acquired in the future. Futures options may also be written to earn the related premiums.

     When writing or purchasing options, the Funds and Portfolios may simultaneously enter into other transactions involving futures contracts or futures options in order to minimize costs, gain exposure to markets, or take advantage of price disparities or market movements. Such strategies may entail additional risks in certain instances. The Funds and Portfolios may engage in cross-hedging by purchasing or selling futures or options on a security or currency different from the security or currency position being hedged to take advantage of relationships between the two securities or currencies.

     Investments in futures contracts and options thereon involve risks similar to those associated with options transactions discussed above. The Funds and Portfolios will only enter into futures contracts or options on futures contracts which are traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system.

     Forward Contracts. A Fund and Portfolio may use foreign currency and interest-rate forward contracts for various purposes as described below.

     Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. A Fund or Portfolio that may invest in securities denominated in foreign currencies may, in addition to buying and selling foreign currency futures contracts and options on foreign currencies and foreign currency futures, enter into forward foreign currency exchange contracts to reduce the risks or otherwise take a position in anticipation of changes in foreign exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be a fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward foreign currency contract, a Fund or Portfolio "locks in" the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, a Fund or Portfolio reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. The effect on the value of a Fund or Portfolio is similar to selling securities denominated in one currency and purchasing securities denominated in another. Transactions that use two foreign currencies are sometimes referred to as "cross-hedges."

     A Fund or Portfolio may enter into these contracts for the purpose of hedging against foreign exchange risk arising from the Fund's or Portfolio' investments or anticipated investments in securities denominated in foreign currencies. A Fund or Portfolio may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

     A Fund or Portfolio may also use forward contracts to hedge against changes in interest rates, increase exposure to a market or otherwise take advantage of such changes. An interest-rate forward contract involves the obligation to purchase or sell a specific debt instrument at a fixed price at a future date.

     Interest Rate and Currency Transactions. A Fund or Portfolio may employ currency and interest rate management techniques, including transactions in options (including yield curve options), futures, options on futures, forward foreign currency exchange contracts, currency options and futures and currency and interest rate swaps. The aggregate amount of a Fund's or Portfolio's net currency exposure will not exceed the total net asset value of its portfolio. However, to the extent that a Fund or Portfolio is fully invested while also maintaining currency positions, it may be exposed to greater combined risk.

     The Funds and Portfolios will only enter into interest rate and currency swaps on a net basis, i.e., the two payment streams are netted out, with the Fund or Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Interest rate and currency swaps do not involve the delivery of securities, the underlying currency, other underlying assets or principal. Accordingly, the risk of loss with respect to inter-est rate and currency swaps is limited to the net amount of interest or currency payments that a Fund or Portfolio is contractually obligated to make. If the other party to an interest rate or currency swap defaults, a Fund's or Portfolio's risk of loss consists of the net amount of interest or currency payments that the Fund or Portfolio is contractually entitled to receive. Since interest rate and currency swaps are individually negotiated, the Funds and Portfolios expect to achieve an acceptable degree of correlation between their portfolio investments and their interest rate or currency swap positions.


     A Fund or Portfolio may hold foreign currency received in connection with investments in foreign securities when it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate.


     A Fund or Portfolio may purchase or sell without limitation as to a percentage of its assets forward foreign currency exchange contracts when the advisers anticipate that the foreign currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities and are not held by such Fund or Portfolio. In addition, a Fund or Portfolio may enter into forward foreign currency exchange contracts in order to protect against adverse changes in future foreign currency exchange rates. A Fund or Portfolio may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency if its advisers believe that there is a pattern of correlation between the two currencies. Forward contracts may reduce the potential gain from a positive change in the relationship between the U.S. Dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for a Fund or Portfolio than if it had not entered into such contracts. The use of foreign currency forward contracts will not eliminate fluctuations in the underlying U.S. dollar equivalent value of the prices of or rates of return on a Fund's or Portfolio's foreign currency denominated portfolio securities and the use of such techniques will subject the Fund or Portfolio to certain risks.


     The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, a Fund or Portfolio may not always be able to enter into foreign currency forward contracts at attractive prices, and this will limit a Fund's or Portfolio's ability to use such contract to hedge or cross-hedge its assets. Also, with regard to a Fund's or Portfolio's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying a Fund's or Portfolio's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Fund's or Portfolio's assets that are the subject of such cross-hedges are denominated.


     A Fund or Portfolio may enter into interest rate and currency swaps to the maximum allowed limits under applicable law. A Fund or Portfolio will typically use interest rate swaps to shorten the effective duration of its portfolio. Interest rate swaps involve the exchange by a Fund or Portfolio with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Currency swaps involve the exchange of their respective rights to make or receive payments in specified currencies.


     Mortgage-Related Securities. A Fund or Portfolio may purchase mortgage-backed securities-- i.e., securities representing an ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Mortgage loans included in the pool--but not the security itself--may be insured by the Government National Mortgage Association or the Federal Housing Administration or guaranteed by the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation or the Veterans Administration. Mortgage-backed securities provide investors with payments consisting of both interest and principal as the mortgages in the underlying mortgage pools are paid off. Although providing the potential for enhanced returns, mortgage-backed securities can also be volatile and result in unanticipated losses.

     The average life of a mortgage-backed security is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of the principal invested far in advance of the maturity of the mortgages in the pool. The actual rate of return of a mortgage-backed security may be adversely affected by the prepayment of mortgages included in the mortgage pool underlying the security.

     A Fund or Portfolio may also invest in securities representing interests in collateralized mortgage obligations ("CMOs"), real estate mortgage investment conduits ("REMICs") and in pools of certain other asset-backed bonds and mortgage pass-through securities. Like a bond, interest and prepaid principal are paid, in most cases, monthly. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the U.S. Government, or U.S. Government-related entities, and their income streams.

     CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, are allocated to different classes in accordance with the terms of the instruments, and changes in prepayment rates or assumptions may significantly affect the expected average life and value of a particular class.

     REMICs include governmental and/or private entities that issue a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities. REMICs issued by private entities are not U.S. Government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer.

     The advisers expect that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed-rate mortgages. A Fund or Portfolio may also invest in debentures and other securities of real estate investment trusts. As new types of mortgage-related securities are developed and offered to investors, the Funds and Portfolios may consider making investments in such new types of mortgage-related securities.

     Dollar Rolls. Under a mortgage "dollar roll," a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, a Fund forgoes principal and interest paid on the mortgage-backed securities. A Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A Fund may only enter into covered rolls. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position which matures on or before the forward settlement date of the dollar roll transaction. At the time a Fund enters into a mortgage "dollar roll", it will establish a segregated account with its custodian bank in which it will maintain cash or liquid securities equal in value to its obligations in respect of dollar rolls, and accordingly, such dollar rolls will not be considered borrowings. Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

     Asset-Backed Securities. A Fund or Portfolio may invest in asset-backed securities, including conditional sales contracts, equipment lease certificates and equipment trust certificates. The advisers expect that other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future. Several types of asset-backed securities already exist, including, for example, "Certificates for Automobile ReceivablesSM" or "CARSSM" ("CARS"). CARS represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS are passed-through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the CARS trust. An investor's return on CARS may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the CARS trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, the failure of servicers to take appropriate steps to perfect the CARS trust's rights in the underlying loans and the servicer's sale of such loans to bona fide purchasers, giving rise to interests in such loans superior to those of the CARS trust, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted. A Fund or Portfolio also may invest in other types of asset-backed securities. In the selection of other asset-backed securities, the advisers will attempt to assess the liquidity of the security giving consideration to the nature of the security, the frequency of trading in the security, the number of dealers making a market in the security and the overall nature of the marketplace for the security.


     Structured Products. A Fund or Portfolio may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of certain other investments. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities ("structured products") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured products to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured products is dependent on the extent of the cash flow on the underlying instruments. A Fund or Portfolio may invest in structured products which represent derived investment positions based on relationships among different markets or asset classes.


     A Fund or Portfolio may also invest in other types of structured products, including, among others, inverse floaters, spread trades and notes linked by a formula to the price of an underlying instrument. Inverse floaters have coupon rates that vary inversely at a multiple of a designated floating rate (which typically is determined by reference to an index rate, but may also be determined through a dutch auction or a remarketing agent or by reference to another security) (the "reference rate"). As an example, inverse floaters may constitute a class of CMOs with a coupon rate that moves inversely to a designated index, such as LIBOR (London Interbank Offered Rate) or the Cost of Funds Index. Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. A spread trade is an investment position relating to a difference in the prices or interest rates of two securities where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities. When a Fund or Portfolio invests in notes linked to the price of an underlying instrument, the price of the underlying security is determined by a multiple (based on a formula) of the price of such underlying security. A structured product may be considered to be leveraged to the extent its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. Because they are linked to their underlying markets or securities, investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security. Total return on the structured product is derived by linking return to one or more characteristics of the underlying instrument. Because certain structured products of the type in which a Fund or Portfolio may invest may involve no credit enhancement, the credit risk of those structured products generally would be equivalent to that of the underlying instruments. A Fund or Portfolio may invest in a class of structured products that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured products typically have higher yields and present greater risks than unsubordinated structured products.

Although a Fund's or Portfolio's purchase of subordinated structured products would have similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leverage for purposes of a Fund's or Portfolio' fundamental investment limitation related to borrowing and leverage.

     Certain issuers of structured products may be deemed to be "investment companies" as defined in the 1940 Act. As a result, a Fund's investments in these structured products may be limited by the restrictions contained in the 1940 Act. Structured products are typically sold in private placement transactions, and there currently is no active trading market for structured products. As a result, certain structured products in which a Fund or Portfolio invests may be deemed illiquid and subject to its limitation on illiquid investments.

     Investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security. In addition, because structured products are typically sold in private placement transactions, there currently is no active trading market for structured products.

     Additional Restrictions on the Use of Futures and Option Contracts. None of the Funds is a "commodity pool" (i.e., a pooled investment vehicle which trades in commodity futures contracts and options thereon and the operator of which is registered with the CFTC and futures contracts and futures options will be purchased, sold or entered into only for bona fide hedging purposes, provided that a Fund may enter into such transactions for purposes other than bona fide hedging if, immediately thereafter, the sum of the amount of its initial margin and premiums on open contracts and options would not exceed 5% of the liquidation value of the Fund's portfolio, provided, further, that, in the case of an option that is in-the-money, the in-the-money amount may be excluded in calculating the 5% limitation.

     When a Fund or Portfolio purchases a futures contract, an amount of cash or cash equivalents or high quality debt securities will be deposited in a segregated account with such Fund's or Portfolio's custodian or sub-custodian so that the amount so segregated, plus the initial deposit and variation margin held in the account of its broker, will at all times equal the value of the futures contract, thereby insuring that the use of such futures is unleveraged.


     A Fund's or Portfolio's ability to engage in the transactions described herein may be limited by the current federal income tax requirement that a Fund or Portfolio derive less than 30% of its gross income from the sale or other disposition of stock or securities held for less than three months.

                            Investment Restrictions

     The Funds and Portfolios have adopted the following investment restrictions which may not be changed without approval by a "majority of the outstanding shares" of a Fund or Portfolio which, as used in this Statement of Additional Information, means the vote of the lesser of (i) 67% or more of the shares of a Fund or total beneficial interests of a Portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of a Fund or total beneficial interests of a Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares of a Fund or total beneficial interests of a Portfolio.

     Whenever the Trust is requested to vote on a fundamental policy of a Portfolio, the Trust will hold a meeting of shareholders of the Fund that invests in such Portfolio and will cast its votes as instructed by the shareholders of such Fund.

     With respect to the Growth and Income Fund and the Capital Growth Fund, it is a fundamental policy of each Fund that when the Fund holds no portfolio securities except interests in the Portfolio in which it invests, the Fund's investment objective and policies shall be identical to the Portfolio's investment objective and policies, except for the following: a Fund (1) may invest more than 10% of its net assets in the securities of a registered investment company, (2) may hold more than 10% of the voting securities of a registered investment company, and (3) will concentrate its investments in the investment company. It is a fundamental investment policy of each such Fund that when the Fund holds only portfolio securities other than interests in the Portfolio, the Fund's investment objective and policies shall be identical to the investment objective and policies of the Portfolio at the time the assets of the Fund were withdrawn from the Portfolio.

     Each Fund and Portfolio may not:

          (1) borrow money, except that each Fund and Portfolio may borrow money for temporary or emergency purposes, or by engaging in reverse repurchase transactions, in an amount not exceeding 33-1/3% of the value of its total assets at the time when the loan is made and may pledge, mortgage or hypothecate no more than 1/3 of its net assets to secure such borrowings. Any borrowings representing more than 5% of a Fund's or Portfolio's total assets must be repaid before the Fund or Portfolio may make additional investments;

          (2) make loans, except that each Fund and Portfolio may: (i) purchase and hold debt instruments (including without limitation, bonds, notes, debentures or other obligations and certificates of deposit, bankers' acceptances and fixed time deposits) in accordance with its investment objectives and policies; (ii) enter into repurchase agreements with respect to portfolio securities; and (iii) lend portfolio securities with a value not in excess of one-third of the value of its total assets;

          (3) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the Fund's or Portfolio's total assets would be invested in the securities of companies whose principal business activities are in the same industry. Notwithstanding the foregoing, with respect to a Fund's or Portfolio's permissible futures and options transactions in U.S. Government securities, positions in such options and futures shall not be subject to this restriction;

          (4) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments but this shall not prevent a Fund or Portfolio from (i) purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities or (ii) engaging in forward purchases or sales of foreign currencies or securities;

          (5) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund or Portfolio from investing insecurities or other instruments backed by real estate or securities of companies engaged in the real estate business). Investments by a Fund or Portfolio in securities backed by mortgages on real estate or in marketable securities of companies engaged in such activities are not hereby precluded;

          (6) issue any senior security (as defined in the 1940 Act), except that (a) a Fund or Portfolio may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (b) a Fund or Portfolio may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; and (c) subject to the restrictions set forth above, a Fund or Portfolio may borrow money as authorized by the 1940 Act. For purposes of this restriction, collateral arrangements with respect to permissible options and futures transactions, including deposits of initial and variation margin, are not considered to be the issuance of a senior security; or

          (7) underwrite securities issued by other persons except insofar as a Fund or Portfolio may technically be deemed to be an underwriter under the Securities Act of 1933 in selling a portfolio security.

     In addition, as a matter of fundamental policy, notwithstanding any other investment policy or restriction, each Fund may seek to achieve its investment objective by investing all of its investable assets in another investment company having substantially the same investment objective and policies as the Fund. For purposes of investment restriction (5) above, real estate includes Real Estate Limited Partnerships.

     For purposes of investment restriction (3) above, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry." Investment restriction (3) above, however, is not applicable to investments by a

Fund or Portfolio in municipal obligations where the issuer is regarded as a state, city, municipality or other public authority since such entities are not members of an "industry." Supranational organizations are collectively considered to be members of a single "industry" for purposes of restriction (3) above.

     In addition, each Fund and Portfolio is subject to the following nonfundamental restrictions which may be changed without shareholder approval:

          (1) The Equity Income Fund may not, with respect to 75% of its assets, hold more than 10% of the outstanding voting securities of any issuer or invest more than 5% of its assets in the securities of any one issuer (other than obligations of the U.S. Government, its agencies and instrumentalities); Each Portfolio and each of the Capital Growth Fund, Growth and Income Fund and Small Cap Opportunities Fund may not, with respect to 50% of its assets, hold more than 10% of the outstanding voting securities of any issuer.


          (2) Each Fund and Portfolio may not make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of a Fund or Portfolio. The Funds and Portfolios have no current intention of making short sales against the box.


          (3) Each Fund and Portfolio may not purchase or sell interests in oil, gas or mineral leases.

          (4) Each Fund and Portfolio may not invest more than 15% of its net assets in illiquid securities.

          (5) Each Fund and Portfolio may not write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent (i) the writing, purchasing or selling of puts, calls or combinations thereof with respect to portfolio securities or (ii) with respect to a Fund's or Portfolio's permissible futures and options transactions, the writing, purchasing, ownership, holding or selling of futures and options positions or of puts, calls or combinations thereof with respect to futures.

          (6) Except as specified above, each Fund and Portfolio may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies.


     For purposes of the Funds' and Portfolios' investment restrictions, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of and interest on the security.


     In order to permit the sale of its shares in certain states, a Fund or Portfolio may make commitments more restrictive than the investment policies and limitations described above and in its Prospectus. Should a Fund or Portfolio determine that any such commitment is no longer in its best interests, it will revoke the commitment by terminating sales of its shares in the state involved. In order to comply with certain regulatory policies, as a matter of operating policy, each Fund and Portfolio will not: (i) invest more than 5% of its assets in companies which, including predecessors, have a record of less than three years' continuous operation, (ii) invest in warrants, valued at the lower of cost or market, in excess of 5% of the value of its net assets, and no more than 2% of such value may be warrants which are not listed on the New York or American Stock Exchanges, or (iii) purchase or retain in its portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust or Portfolio, or is an officer or director of the adviser, if after the purchase of the securities of such issuer by the Fund or Portfolio one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value.

     If a percentage or rating restriction on investment or use of assets set forth herein or in a Prospectus is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by a Fund or Portfolio will not be considered a violation. If the value of a Fund's or Portfolio's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

                Portfolio Transactions and Brokerage Allocation

     Specific decisions to purchase or sell securities for a Fund or Portfolio are made by a portfolio manager who is an employee of the adviser or sub-adviser to such Fund or Portfolio and who is appointed and supervised by senior officers of such adviser or sub-adviser. Changes in a Fund's or Portfolio's investments are reviewed by the Board of Trustees of the Trust or Portfolio. The portfolio managers may serve other clients of the advisers in a similar capacity.

     The frequency of a Fund's or Portfolio's portfolio transactions--the portfolio turnover rate--will vary from year to year depending upon market conditions. Because a high turnover rate may increase transaction costs and the possibility of taxable short-term gains, the advisers will weigh the added costs of short-term investment against anticipated gains. Each Fund or Portfolio will engage in portfolio trading if its advisers believe a transaction, net of costs (including custodian charges), will help it achieve its investment objective. Funds investing in both equity and debt securities apply this policy with respect to both the equity and debt portions of their portfolios.

     For the fiscal years ended October 31, 1995, 1996 and 1997, the annual rates of portfolio turnover for the following Funds were as follows:


                           1995       1996     1997
                           ----       ----     ----
Growth and Income Fund       *          *        *
Capital Growth Fund          *          *        *
Equity Income Fund          91%       114%      75%


----------

* The Growth and Income Fund and the Capital Growth Fund invest all of their investable assets in their respective Portfolio and do not invest directly in a portfolio of assets, and therefore do not have reportable portfolio turnover rates. The portfolio turnover rates for the Growth and Income Portfolio and the Capital Growth Portfolio for the fiscal year ended October 31, 1995 were 71% and 86%, respectively, for the fiscal year ended October 31, 1996, the Portfolio turnover rates were 62% and 90%, respectively and for the fiscal year ended October 31, 1997, the Portfolio turnover rates were 65% and 67%, respectively.

     For the period May 13, 1997 through October 31, 1997, the Small Cap Opportunities Fund had a portfolio turnover rate of 7%.


     Under the advisory agreement and the sub-advisory agreements, the adviser and sub-advisers shall use their best efforts to seek to execute portfolio transactions at prices which, under the circumstances, result in total costs or proceeds being the most favorable to the Funds and Portfolios. In assessing the best overall terms available for any transaction, the adviser and sub-advisers consider all factors they deem relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, research services provided to the adviser or sub-advisers, and the reasonableness of the commissions, if any, both for the specific transaction and on a continuing basis. The adviser and sub-advisers are not required to obtain the lowest commission or the best net price for any Fund or Portfolio on any particular transaction, and are not required to execute any order in a fashion either preferential to any or Portfolio Fund relative to other accounts they manage or otherwise materially adverse to such other accounts.

     Debt securities are traded principally in the over-the-counter market through dealers acting on their own account and not as brokers. In the case of securities traded in the over-the-counter market (where no stated commissions are paid but the prices include a dealer's markup or markdown), the adviser or sub-adviser to a Fund or Portfolio normally seeks to deal directly with the primary market makers unless, in its opinion, best execution is available elsewhere. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time to time, soliciting dealer fees are available to the adviser or sub-adviser on the tender of a Fund's or Portfolio's portfolio securities in so-called tender or exchange offers. Such soliciting dealer fees are in effect recaptured for a Funds and Portfolios by the adviser and sub-advisers. At present, no other recapture arrangements are in effect.

     Under the advisory and sub-advisory agreements and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the adviser or sub-advisers may cause the Funds and Portfolios to pay a broker-dealer which provides brokerage and research services to the adviser or sub-advisers, the Funds or Portfolios and/or other accounts for which they exercise investment discretion an amount of commission for effecting a securities transaction for a Fund or Portfolio in excess of the amount other broker-dealers would have charged for the transaction if they determine in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or their overall responsibilities to accounts over which they exercise investment discretion. Not all of such services are useful or of value in advising the Funds and Portfolios. The adviser and sub-advisers report to the Board of Trustees regarding overall commissions paid by the Funds and Portfolios and their reasonableness in relation to the benefits to the Funds and Portfolios. The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or of purchasers or sellers of securities, furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

     The management fees that the Funds and Portfolios pay to the adviser will not be reduced as a consequence of the adviser's or sub-advisers' receipt of brokerage and research services. To the extent the Funds' or Portfolios' portfolio transactions are used to obtain such services, the brokerage commissions paid by the Funds or Portfolios will exceed those that might otherwise be paid by an amount which cannot be presently determined. Such services generally would be useful and of value to the adviser or sub-advisers in serving one or more of their other clients and, conversely, such services obtained by the placement of brokerage business of other clients generally would be useful to the adviser and sub-advisers in carrying out their obligations to the Funds and Portfolios. While such services are not expected to reduce the expenses of the adviser or sub-advisers, the advisers would, through use of the services, avoid the additional expenses which would be incurred if they should attempt to develop comparable information through their own staffs.

     In certain instances, there may be securities that are suitable for one or more of the Funds and Portfolios as well as one or more of the adviser's or sub-advisers' other clients. Investment decisions for the Funds and Portfolios and for other clients are made with a view to achieving their respective investment objectives. It may develop that the same investment decision is made for more than one client or that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more Funds or Portfolios or other clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Funds or Portfolios are concerned. However, it is believed that the ability of the Funds and Portfolios to participate in volume transactions will generally produce better executions for the Funds and Portfolios.


     For the fiscal years ended October 31, 1995, 1996 and 1997, the Capital Growth Portfolio paid aggregate brokerage commissions of $2,311,291, $1,618,640 and $2,240,823, respectively. For the fiscal years ended October 31, 1995, 1996 and 1997, the Growth and Income Portfolio paid aggregate brokerage commissions of $2,352,596, $1,304,272 and $3,456,823, respectively.

     For the fiscal years ended October 31, 1995, 1996 and 1997, the Equity Income Fund paid aggregate brokerage commissions of $23,824, $44,136 and $75,090, respectively.

     For the period from May 13, 1997 through October 31, 1997, the Small Cap Opportunities Fund paid aggregate brokerage commissions of $49,826.


     No portfolio transactions are executed with the advisers or a Shareholder Servicing Agent, or with any affiliate of the advisers or a Shareholder Servicing Agent, acting either as principal or as broker.



                            PERFORMANCE INFORMATION

     From time to time, a Fund may use hypothetical investment examples and performance information in advertisements, shareholder reports or other communications to shareholders. Because such performance information is based on past investment results, it should not be considered as an indication or representation of the performance of any classes of a Fund in the future. From time to time, the performance and yield of classes of a Fund may be quoted and compared to those of other mutual funds with similar investment objectives, unmanaged investment accounts, including savings accounts, or other similar products and to stock or other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of a Fund or its classes may be compared to data prepared by Lipper Analytical Services, Inc. or Morningstar Mutual Funds on Disc, widely recognized independent services which monitor the performance of mutual funds. Performance and yield data as reported in national financial publications including, but not limited to, Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in local or regional publications, may also be used in comparing the performance and yield of a Fund or its classes. A Fund's performance may be compared with indices such as the Lehman Brothers Government/Corporate Bond Index, the Lehman Brothers Government Bond Index, the Lehman Government Bond 1-3 Year Index and the Lehman Aggregate Bond Index; the S&P 500 Index, the Dow Jones Industrial Average or any other commonly quoted index of common stock prices; and the Russell 2000 Index and the NASDAQ Composite Index. Additionally, a Fund may, with proper authorization, reprint articles written about such Fund and provide them to prospective shareholders.

     A Fund may provide period and average annual "total rates of return." The "total rate of return" refers to the change in the value of an investment in a Fund over a period (which period shall be stated in any advertisement or communication with a shareholder) based on any change in net asset value per share including the value of any shares purchased through the reinvestment of any dividends or capital gains distributions declared during such period. For Class A shares, the average annual total rate of return figures will assume payment of the maximum initial sales load at the time of purchase. For Class B and Class C shares, the average annual total rate of return figures will assume deduction of the applicable contingent deferred sales charge imposed on a total redemption of shares held for the period. One-, five-, and ten-year periods will be shown, unless the class has been in existence for a shorter-period.

     Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, the yields and the net asset values of the classes of shares of a Fund will vary based on market conditions, the current market value of the securities held by the Fund and changes in the Fund's expenses. The advisers, Shareholder Servicing Agents, the Administrator, the Distributor and other service providers may voluntarily waive a portion of their fees on a month-to-month basis. In addition, the Distributor may assume a portion of a Fund's operating expenses on a month-to-month basis. These actions would have the effect of increasing the net income (and therefore the yield and total rate of return) of the classes of shares of the Fund during the period such waivers are in effect. These factors and possible differences in the methods used to calculate the yields and total rates of return should be considered when comparing the yields or total rates of return of the classes of shares of a Fund to yields and total rates of return published for other investment companies and other investment vehicles (including different classes of shares). The Trust is advised that certain Shareholder Servicing Agents may credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding the Shareholder Servicing Agent fees received, which will have the effect of increasing the net return on the investment of customers of those Shareholder Servicing Agents. Such customers may be able to obtain through their Shareholder Servicing Agents quotations reflecting such increased return.

     Each Fund presents performance information for each class thereof since the commencement of operations of that Fund (or the related predecessor fund, as described below), rather than the date such class was introduced. Performance information for each class introduced after the commencement of operations of the related Fund (or predecessor fund) is therefore based on the performance history of a predecessor class or classes. Performance information is restated to reflect the current maximum front-end sales charge (in the case of Class A Shares) or the maximum applicable contingent deferred sales charge (in the case of Class B and Class C Shares) when presented inclusive of sales charges. Additional performance information may be presented which does not reflect the deduction of sales charges. Historical expenses reflected in performance information are based upon the distribution, shareholder servicing fees and other expenses actually incurred during the periods presented and have not been restated, for periods during which the performance information for a particular class is based upon the performance history of a predecessor class, to reflect the ongoing expenses currently borne by the particular class.

     Advertising or communications to shareholders may contain the views of the advisers as to current market, economic, trade and interest rate trends, as well as legislative, regulatory and monetary developments, and may include investment strategies and related matters believed to be of relevance to a Fund.

     Advertisements for the Vista funds may include references to the asset size of other financial products made available by Chase, such as the offshore assets of other funds.

                             Total Rate of Return

     A Fund's or class' total rate of return for any period will be calculated by (a) dividing (i) the sum of the net asset value per share on the last day of the period and the net asset value per share on the last day of the period of shares purchasable with dividends and capital gains declared during such period with respect to a share held at the beginning of such period and with respect to shares purchased with such dividends and capital gains distributions, by
(ii) the public offering price per share on the first day of such period, and
(b) subtracting 1 from the result. The average annual rate of return quotation will be calculated by (x) adding 1 to the period total rate of return quotation as calculated above, (y) raising such sum to a power which is equal to 365 divided by the number of days in such period, and (z) subtracting 1 from the result.

                         Average Annual Total Returns*
                           (excluding sales charges)

     The average annual total rate of return figures for the following Funds, reflecting the initial investment and assuming the reinvestment of all distributions (but excluding the effects of any applicable sales charges) for the one and five year periods ended October 31, 1997 and for the period from commencement of business operations of each such Fund to October 31, 1997 were as follows:




                                                        Since        Date of        Date of
                        One        Five       Ten       Fund          Fund           Class
Fund                    Year      Years      Years    Inception     Inception     Introduction
--------------------   --------   -------   -------   -----------   -----------   -------------
Equity Income Fund                                                   7/15/93
 A Shares              33.66%      --                  19.34%                        7/15/93
 B Shares+             32.87%      --                  19.06%                         5/7/96
 C Shares++            32.87%                          19.06%                         1/2/98**

                                                                   Since        Date of        Date of
                              One        Five       Ten            Fund          Fund           Class
Fund                          Year      Years      Years         Inception     Inception     Introduction
--------------------------   --------   --------   -----------   -----------   -----------   -------------
Growth and Income Fund                                                          9/23/87
 A Shares                    28.84%     16.96%        23.48%      23.21%                        9/23/87
 B Shares+                   28.20%     16.49%        23.23%      22.96%                        11/5/93
 C Shares++                  28.20%     16.49%        23.23%      22.96%                         1/2/98**
 Institutional Shares+++     29.37%     17.14%        23.57%                                    1/24/96
Capital Growth Fund                                                             9/23/87
 A Shares                    26.47%     18.29%        21.27%      21.02%                        9/23/87
 B Shares+                   25.85%     17.84%        21.03%      20.79%                        11/5/93
 C Shares++                  25.85%     17.84%        21.03%      20.79%                         1/2/98**
 Institutional Shares+++     26.98%     18.46%        21.35%      21.10%                        1/24/96
Small Cap Opportunities
 Fund#                                                                          5/13/97
 A Shares                       --         --            --       38.50%                        5/19/97
 B Shares                       --         --            --       38.10%                        5/19/97
 C Shares++                     --         --            --       38.10%                        1/2/98**

----------
  * The ongoing fees and expenses borne by Class B and Class C Shares are greater than those borne by Class A Shares; the ongoing fees and expenses borne by a Fund's Class A, Class B and Class C Shares are greater than those borne by the Fund's Institutional Shares. As indicated above, the performance information for each class introduced after the commencement of operations of the related Fund (or predecessor fund) is based on the performance history of a predecessor class or classes and historical expenses have not been restated, for periods during which the performance information for a particular class is based upon the performance history of a predecessor class, to reflect the ongoing expenses currently borne by the particular class. Accordingly, the performance information presented in the table above and in each table that follows may be used in assessing each Fund's performance history but does not reflect how the distinct classes would have performed on a relative basis prior to the introduction of those classes, which would require an adjustment to the ongoing expenses. The performance quoted reflects fee waivers that subsidize and reduce the total operating expenses of certain Funds (or classes thereof). Returns on these Funds (or classes) would have been lower if there were not such waivers. With respect to certain Funds, Chase and/or other service providers are obligated to waive certain fees and/or reimburse certain expenses for a stated period of time. In other instances, there is no obligation to waive fees or to reimburse expenses. Each Fund's Prospectus discloses the extent of any agreements to waive fees and/or reimburse expenses.

  ** Anticipated date of introduction.

   + Performance information presented in the table above and in each table that follows for this class of this Fund prior to the date the class was introduced does not reflect distribution fees and certain other expenses borne by this class which, if reflected, would reduce the performance quoted.

  ++ Performance information presented in the table above and in each table that follows for this class of this Fund prior to the date this class was introduced is based on the performance of predecessor classes and, except for the Small Cap Opportunities Fund, for the period prior to November 5, 1993 (May 7, 1996 in the case of the Equity Income Fund) does not reflect the distribution fees and other expenses borne by this class which, if reflected, would reduce the performance quoted.

 +++ Performance information presented in the table above and in each table that follows for this class of this Fund prior to the date the class was introduced is based upon historical expenses of a predecessor class which are higher than the actual expenses that an investor would incur as a holder of shares of this class.

   # Total return numbers represent cumulative total return since inception.

                         Average Annual Total Returns*
                           (including sales charges)

     With the current maximum sales charge for Class A shares (4.50% for the Equity Income Fund and 4.75% for the Small Cap Equity Fund, Growth and Income Fund and Capital Growth Fund) reflected and the currently applicable CDSC for Class B and Class C shares for each period length, the average annual total rate of return figures for the same periods would be as follows:


                                                                         Since
                                 One        Five          Ten            Fund
Fund                             Year       Years         Years        Inception
----                            --------   -----------   -----------   ----------
Equity Income Fund
 A Shares                       27.65%           --            --        18.07%
 B Shares                       27.87%           --            --        15.66%
 Class C                        32.87%           --            --        19.06%
Growth and Income Fund
 A Shares                       22.72%        15.83%        22.88%       22.62%
 B Shares                       23.20%        14.49%        23.23%       22.96%
 Class C                        28.20%        16.49%        23.23%       22.96%
Capital Growth Fund
 A Shares                       20.46%        17.15%        20.68%       20.44%
 B Shares                       20.85%        15.84%        21.03%       20.79%
 Class C                        25.85%        17.84%        21.03%       20.79%
Small Cap Opportunities Fund
 A Shares                          --            --            --        31.92%
 B Shares                          --            --            --        33.10%
 Class C                           --            --            --        33.10%


----------
*See the notes to the preceding table.

     The Funds may also from time to time include in advertisements or other communications a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the performance of a Fund with other measures of investment return.

                               Yield Quotations

     Any current "yield" quotation for a class of shares shall consist of an annualized hypothetical yield, carried at least to the nearest hundredth of one percent, based on a thirty calendar day period and shall be calculated by (a) raising to the sixth power the sum of 1 plus the quotient obtained by dividing the Fund's net investment income earned during the period by the product of the average daily number of shares outstanding during the period that were entitled to receive dividends and the maximum offering price per share on the last day of the period, (b) subtracting 1 from the result, and (c) multiplying the result by 2.

     The yields of the shares of the Funds for the thirty-day period ended October 31, 1997 were as follows:


                                 Class A     Class B     Institutional
                                 ---------   ---------   --------------
Capital Growth Fund                   0%          0%             0%
Equity Income Fund                 1.52%       1.09%            --
Small Cap Opportunities Fund          0%          0%            --
Growth and Income Fund             1.10%          0%          0.73%


     Advertisements for the Funds may include references to the asset size of other financial products made available by Chase, such as the offshore assets of other funds advised by Chase.

                     Non-Standardized Performance Results*
                           (excluding sales charges)

     The table below reflects the net change in the value of an assumed initial investment of $10,000 in each class of Fund shares in the following Funds (excluding the effects of any applicable sale charges) for the period from the commencement date of business for each such Fund through October 31, 1997. The values reflect an assumption that capital gain distributions and income dividends, if any, have been invested in additional shares of the same class. From time to time, the Funds may provide these performance results in addition to the total rate of return quotations required by the Securities and Exchange Commission. As discussed more fully in the Prospectuses, neither these performance results, nor total rate of return quotations, should be considered as representative of the performance of the Funds in the future. These factors and the possible differences in the methods used to calculate performance results and total rates of return should be considered when comparing such performance results and total rate of return quotations of the Funds with those published for other investment companies and other investment vehicles.


                                  Value of        Value of
                                  Initial          Capital         Value of                        Fund
                                  $10,000           Gains         Reinvested                     Inception
                                 Investment     Distributions      Dividends     Total Value       Date
                                 ------------   ---------------   ------------   -------------   ----------
Equity Income Fund                                                                                7/15/92
 Class A                           $14,627          $ 5,329          $1,427         $21,383
 Class B                           $14,521          $ 5,283          $1,362         $21,166
 Class C                           $14,521          $ 5,283          $1,362         $21,166
Growth and Income Fund                                                                            9/23/87
 Class A                           $46,210          $26,680          $9,672         $82,562
 Class B                           $45,960          $26,180          $8,750         $80,890
 Class C                           $45,960          $26,180          $8,750         $80,890
 Institutional Shares              $46,350          $26,873          $9,963         $83,186
Capital Growth Fund                                                                               9/23/87
 Class A                           $46,760          $17,674          $4,453         $68,887
 Class B                           $46,110          $17,418          $4,037         $67,565
 Class C                           $46,110          $17,418          $4,037         $67,565
 Institutional Shares              $46,900          $17,786          $4,681         $69,367
Small Cap Opportunities Fund                                                                      5/13/97
 Class A                           $13,850          $     0          $    0         $13,850
 Class B                           $13,810          $     0          $    0         $13,810
 Class C                           $13,810          $     0          $    0         $13,810


----------
* See the notes to the table captioned "Average Annual Total Return (excluding sales charges)" above. The table above assumes an initial investment of $10,000 in a particular class of a Fund for the period from the Fund's commencement of operations, although the particular class may have been introduced at a subsequent date. As indicated above, performance information for each class introduced after the commencement of operations of the related Fund (or predecessor fund) is based on the performance history of a predecessor class or classes, and historical expenses have not been restated, for periods during which the performance information for a particular class is based upon the performance history of a predecessor class, to reflect the ongoing expenses currently borne by the particualar class.

                     Non-Standardized Performance Results*
                            (includes sales charges)

     With the current maximum sales charge for Class A shares (4.50% for Equity Income Fund and 4.75% for Growth and Income Fund, Capital Growth Fund and Small Cap Opportunities Fund) reflected, and the currently applicable CDSC for Class B and Class C shares for each period length, the performance figures for the same periods would be as follows:


                                 Value of        Value of
                                 Initial          Capital         Value of
Period Ended                     $10,000           Gains         Reinvested
October 31, 1997                Investment     Distributions      Dividends    Total Value
-----------------------------   ------------   ---------------   -----------   ------------
Equity Income Fund
 Class A                          $13,969          $ 5,089         $1,363        $20,421
 Class B                          $14,221          $ 5,283         $1,362        $20,866
 Class C                          $14,521          $ 5,283         $1,362        $21,166
Growth and Income Fund
 Class A                          $44,015          $25,413         $9,213        $78,641
 Class B                          $45,960          $26,180         $8,750        $80,890
 Class C                          $45,960          $26,180         $8,750        $80,890
 Institutional Shares
Capital Growth Fund
 Class A                          $44,539          $16,835         $4,241        $65,615
 Class B                          $46,110          $17,418         $4,037        $67,565
 Class C                          $46,110          $17,418         $4,037        $67,565
 Institutional Shares
Small Cap Opportunities Fund
 Class A                          $13,192          $     0         $    0        $13,192
 Class B                          $13,310          $     0         $    0        $13,310
 Class C                          $13,710          $     0         $    0        $13,710


----------
* See the notes to the table captioned "Average Annual Total Return (excluding sales charges)" above. The table above assumes an initial investment of $10,000 in a particular class of a Fund for the period from the Fund's commencement of operations, although the particular class may have been introduced at a subsequent date. As indicated above, performance information for each class introduced after the commencement of operations of the related Fund (or predecessor fund) is based on the performance history of a predecessor class or classes, and historical expenses have not been restated, for periods during which the performance information for a particular class is based upon the performance history of a predecessor class, to reflect the ongoing expenses currently borne by the particualar class.

                       DETERMINATION OF NET ASSET VALUE

     As of the date of this Statement of Additional Information, the New York Stock Exchange is open for trading every weekday except for the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     Equity securities in a Fund's or Portfolio's portfolio are valued at the last sale price on the exchange on which they are primarily traded or on the NASDAQ National Market System, or at the last quoted bid price for securities in which there were no sales during the day or for other unlisted (over-the-counter) securities not reported on the NASDAQ National Market System. Bonds and other fixed income securities (other than short-term obligations, but including listed issues) in a Fund's or Portfolio's portfolio are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-term obligations which mature in 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Futures and option contracts that are traded on commodities or securities exchanges are normally valued at the settlement price on the exchange on which they are traded. Portfolio securities (other than short-term obligations) for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees.

     Interest income on long-term obligations in a Fund's or Portfolio's portfolio is determined on the basis of coupon interest accrued plus amortization of discount (the difference between acquisition price and stated redemption price at maturity) and premiums (the excess of purchase price over stated redemption price at maturity). Interest income on short-term obligations is determined on the basis of interest and discount accrued less amortization of premium.


                     PURCHASES, REDEMPTIONS AND EXCHANGES

     The Fund has established certain procedures and restrictions, subject to change from time to time, for purchase, redemption, and exchange orders, including procedures for accepting telephone instructions and effecting automatic investments and redemptions. The Funds' Transfer Agent may defer acting on a shareholder's instructions until it has received them in proper form. In addition, the privileges described in the Prospectuses are not available until a completed and signed account application has been received by the Transfer Agent. Telephone transaction privileges are made available to shareholders automatically upon opening an account unless the privilege is declined in Section 6 of the Account Application.

     Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, a Fund or its agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest account application or other written request for services, including purchasing, exchanging, or redeeming shares of such Fund and depositing and withdrawing monies from the bank account specified in the Bank Account Registration section of the shareholder's latest account application or as otherwise properly specified to such Fund in writing.

     Subject to compliance with applicable regulations, each Fund has reserved the right to pay the redemption price of its Shares, either totally or partially, by a distribution in kind of readily marketable portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Trust has filed an election under Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (approximately $250,000).

     With respect to the Growth and Income Fund and Capital Growth Fund, the Trust will redeem Fund shares in kind only if it has received a redemption in kind from the corresponding Portfolio and therefore shareholders of the Fund that receive redemptions in kind will receive portfolio securities of such Portfolio and in no case will they receive a security issued by the Portfolio. Each Portfolio has advised the Trust that the Portfolio will not redeem in kind except in circumstances in which the corresponding Fund is permitted to redeem in kind or unless requested by the corresponding Fund.

     Each investor in a Portfolio, including the corresponding Fund, may add to or reduce its investment in the Portfolio on each day that the New York Stock Exchange is open for business. Once each such day, based upon prices determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time, however, options are priced at 4:15 p.m., Eastern time) the value of each investor's interest in a Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage representing that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or reductions which are to be effected on that day will then be effected. The investor's percentage of the aggregate beneficial interests in a Portfolio will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in the Portfolio effected on such day and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio as of such time on the following day the New York Stock Exchange is open for trading.

     Investors in Class A shares may qualify for reduced initial sales charges by signing a statement of intention (the "Statement"). This enables the investor to aggregate purchases of Class A shares in the Fund with purchases of Class A shares of any other Fund in the Trust (or if a Fund has only one class, shares of such Fund), excluding shares of any Vista money market fund, during a 13-month period. The sales charge is based on the total amount to be invested in Class A shares during the 13-month period. All Class A or other qualifying shares of these Funds currently owned by the investor will be credited as purchases (at their current offering prices on the date the Statement is signed) toward completion of the Statement. A 90-day back-dating period can be used to include earlier purchases at the investor's cost. The 13-month period would then begin on the date of the first purchase during the 90-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the Statement. A shareholder must notify the Transfer Agent or Distributor whenever a purchase is being made pursuant to a Statement.

     The Statement is not a binding obligation on the investor to purchase the full amount indicated; however, on the initial purchase, if required (or subsequent purchases if necessary), 5% of the dollar amount specified in the Statement will be held in escrow by the Transfer Agent in Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) registered in the shareholder's name in order to assure payment of the proper sales charge. If total purchases pursuant to the Statement (less any dispositions and exclusive of any distributions on such shares automatically reinvested) are less than the amount specified, the investor will be requested to remit to the Transfer Agent an amount equal to the difference between the sales charge paid and the sales charge applicable to the aggregate purchases actually made. If not remitted within 20 days after written request, an appropriate number of escrowed shares will be redeemed in order to realize the difference. This privilege is subject to modification or discontinuance at any time with respect to all shares purchased thereunder. Reinvested dividend and capital gain distributions are not counted toward satisfying the Statement.

     Class A shares of a Fund may also be purchased by any person at a reduced initial sales charge which is determined by (a) aggregating the dollar amount of the new purchase and the greater of the purchaser's total (i) net asset value or (ii) cost of any shares acquired and still held in the Fund, or any other Vista fund excluding any Vista money market fund, and (b) applying the initial sales charge applicable to such aggregate dollar value (the "Cumulative Quantity Discount"). The privilege of the Cumulative Quality Discount is subject to modification or discontinuance at any time with respect to all Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) purchased thereafter.

     An individual who is a member of a qualified group (as hereinafter defined) may also purchase Class A shares of a Fund (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) at the reduced sales charge applicable to the group taken as a whole. The reduced initial sales charge is based upon the aggregate dollar value of Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) previously purchased and still owned by the group plus the securities currently being purchased and is determined as stated in the preceding paragraph. In order to obtain such discount, the purchaser or investment dealer must provide the Transfer Agent with sufficient information, including the purchaser's total cost, at the time of purchase to permit verification that the purchaser qualifies for a cumulative quantity discount, and confirmation of the order is subject to such verification. Infor-mation concerning the current initial sales charge applicable to a group may be obtained by contacting the Transfer Agent.


     A "qualified group" is one which (i) has been in existence for more than six months, (ii) has a purpose other than acquiring Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) at a discount and (iii) satisfies uniform criteria which enables the Distributor to realize economies of scale in its costs of distributing Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund). A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of the Fund and the members must agree to include sales and other materials related to the Fund in its publications and mailings to members at reduced or no cost to the Distributor, and must seek to arrange for payroll deduction or other bulk transmission of investments in the Fund. This privilege is subject to modification or discontinuance at any time with respect to all Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) purchased thereafter.


     Under the Exchange Privilege, shares may be exchanged for shares of another fund only if shares of the fund exchanged into are registered in the state where the exchange is to be made. Shares of a Fund may only be exchanged into another fund if the account registrations are identical. With respect to exchanges from any Vista money market fund, shareholders must have acquired their shares in such money market fund by exchange from one of the Vista non-money market funds or the exchange will be done at relative net asset value plus the appropriate sales charge. Any such exchange may create a gain or loss to be recognized for federal income tax purposes. Normally, shares of the fund to be acquired are purchased on the redemption rate, but such purchase may be delayed by either fund for up to five business days if a fund determines that it would be disadvantaged by an immediate transfer of the proceeds.


     The contingent deferred sales charge for Class B shares will be waived for certain exchanges and for redemptions in connection with a Fund's systematic withdrawal plan, subject to the conditions described in the Prospectuses. In addition, subject to confirmation of a shareholder's status, the contingent deferred sales charge will be waived for: (i) a total or partial redemption made within one year of the shareholder's death or initial qualification for Social Security disability payments; (ii) a redemption in connection with a Minimum Required Distribution from an IRA, Keogh or custodial account under section 403(b) of the Internal Revenue Code or a mandatory distribution from a qualified plan; (iii) redemptions made from an IRA, Keogh or custodial account under section 403(b) of the Internal Revenue Code through an established Systematic Redemption Plan; (iv) a redemption resulting from an over-contribution to an IRA; (v) distributions from a qualified plan upon retirement; and (vi) an involuntary redemption of an account balance under $500.


     Class B shares automatically convert to Class A shares (and thus are then subject to the lower expenses borne by Class A shares) after a period of time specified below has elapsed since the date of purchase (the "CDSC Period"), together with the pro rata portion of all Class B shares representing dividends and other distributions paid in additional Class B shares attributable to the Class B shares then converting. The conversion of Class B shares purchased on or after May 1, 1996, will be effected at the relative net asset values per share of the two classes on the first business day of the month following the eighth anniversary of the original purchase. The conversion of Class B shares purchased prior to May 1, 1996, will be effected at the relative net asset values per share of the two classes on the first business day of the month following the seventh anniversary of the original purchase. If any exchanges of Class B shares during the CDSC Period occurred, the holding period for the shares exchanged will be counted toward the CDSC Period. At the time of the conversion the net asset value per share of the Class A shares may be higher or lower than the net asset value per share of the Class B shares; as a result, depending on the relative net asset values per share, a shareholder may receive fewer or more Class A shares than the number of Class B shares converted.


     A Fund may require signature guarantees for changes that shareholders request be made in Fund records with respect to their accounts, including but not limited to, changes in bank accounts, for any written requests for additional account services made after a shareholder has submitted an initial account application to the Fund, and in certain other circumstances described in the Prospectuses. A Fund may also refuse to accept or carry out any transaction that does not satisfy any restrictions then in effect. A signature guarantee may be obtained from a bank, trust company, broker-dealer or other member of a national securities exchange. Please note that a notary public cannot provide a signature guarantee.


                                  TAX MATTERS

     The following is only a summary of certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the respective Fund's Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in each Fund's Prospectus are not intended as substitutes for careful tax planning.

                Qualification as a Regulated Investment Company


     Each Fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, each Fund is not subject to federal income tax on the portion of its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of its net investment income for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Because certain Funds invest all of their assets in Portfolios which will be classified as partnerships for federal income tax purposes, such Funds will be deemed to own a proportionate share of the income of the Portfolio into which each contributes all of its assets for purposes of determining whether such Funds satisfy the Distribution Requirement and the other requirements necessary to qualify as a regulated investment company (e.g., Income Requirement (hereinafter defined), etc.).

     In addition to satisfying the Distribution Requirement for each taxable year, a regulated investment company must: (1) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement"); and for taxable years beginning on or before August 5, 1997 (2) derive less than 30% of its gross income.

     In addition to satisfying the requirements described above, each Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

     Each Fund may engage in hedging or derivatives transactions involving foreign currencies, forward contracts, options and futures contracts (including options, futures and forward contracts on foreign currencies) and short sales. See "Additional Policies Regarding Derivative and Related Transactions." Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income of the Fund and defer recognition of certain of the Fund's losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions (1) will require a Fund to "mark-to-market" certain types of positions in its portfolio (that is, treat them as if they were closed out) and (2) may cause a Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the Distribution Requirement and avoid the 4% excise tax (described below). Each Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract or hedged investment in order to mitigate the effect of these rules.


     If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

                 Excise Tax on Regulated Investment Companies

     A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election"). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.


     Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.


                              Fund Distributions


     Each Fund anticipates distributing substantially all of its net investment income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will qualify for the 70% dividends-received deduction for corporations only to the extent discussed below. Dividends paid on Class A, Class B and Class C shares are calculated at the same time. In general, dividends on Class B and Class C shares are expected to be lower than those on Class A shares due to the higher distribution expenses borne by the Class B and Class C shares. Dividends may also differ between classes as a result of differences in other class specific expenses.

     A Fund may either retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a "capital gain dividend," it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares.

     Under recently enacted legislation, the maximum rate of tax on long-term capital gains of individuals will generally be reduced from 28% to 20% (10% for gains otherwise taxed at 15%) for long-term capital gains realized after July 28, 1997 with respect to capital assets held for more than 18 months. Additionally, beginning after December 31, 2000, the maximum tax rate for capital assets with a holding period beginning after that date and held for more than five years will be 18%. Under a literal reading of the legislation, capital gain dividends paid by a regulated investment company would not appear eligible for the reduced capital gain rates. However, the legislation authorizes the Treasury Department to promulgate regulations that would apply the new rates to capital gain dividends paid by a regulated investment company.



     Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.


     Ordinary income dividends paid by a Fund with respect to a taxable year will qualify for the 70% dividends-received deduction generally available to corporations to the extent of the amount of qualifying dividends received by a Fund from domestic corporations for the taxable year. A dividend received by a Fund will not be treated as a qualifying dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 90 day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 180 day period beginning 90 days before such date in the case of certain preferred stock) under the Rules of Code Section 246(c)(3) and (4); (2) to the extent that a Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code Section 246A. Moreover, the dividends-received deduction for a corporate shareholder may be disallowed or reduced if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of a Fund. In the case where a Fund invests all of its assets in a Portfolio and the Fund satisfies the holding period rules pursuant to Code Section 246(c) as to its interest in the Portfolio, a corporate shareholder which satisfies the foregoing requirements with respect to its shares of the Fund should receive the dividends-received deduction.

     For purposes of the Corporate AMT, the corporate dividends-received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMT. However, corporate shareholders will generally be required to take the full amount of any dividend received from a Fund into account (without a dividends-received deduction) in determining its adjusted current earnings.

     Investment income that may be received by certain of the Funds from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle any such Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of any such Fund's assets to be invested in various countries is not known.


     Distributions by a Fund that do not constitute ordinary income dividends, or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

     Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of a Fund reflects undistributed net investment income or recognized capital gain net income, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

     Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

     A Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient."

                         Sale or Redemption of Shares


     A shareholder will recognize gain or loss on the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long- term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be disallowed to the extent of the amount of exempt-interest dividends received on such shares and (to the extent not disallowed) will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares.


                             Foreign Shareholders



     Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.



     If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, dividends paid to a foreign shareholder from net investment income will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund and capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains.

     If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

     In the case of foreign noncorporate shareholders, a Fund may be required to withhold U.S. federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

     The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign taxes.


                          State and Local Tax Matters



     Depending on the residence of the shareholder for tax purposes, distributions may also be subject to state and local taxes or withholding taxes. Most states provide that a regulated investment company may pass through (without restriction) to its shareholders state and local income tax exemptions available to direct owners of certain types of U.S. government securities (such as U.S. Treasury obligations). Thus, for residents of these states, distributions derived from a Fund's investment in certain types of U.S. government securities should be free from state and local income taxes to the extent that the interest income from such investments would have been exempt from state and local income taxes if such securities had been held directly by the respective shareholders themselves. Certain states, however, do not allow a regulated investment company to pass through to its shareholders the state and local income tax exemptions available to direct owners of certain types of U.S. government securities unless the regulated investment company holds at least a required amount of U.S. government securities. Accordingly, for residents of these states, distributions derived from a Fund's investment in certain types of U.S. government securities may not be entitled to the exemptions from state and local income taxes that would be available if the shareholders had purchased U.S. government securities directly. Shareholders' dividends attributable to a Fund's income from repurchase agreements generally are subject to state and local income taxes, although states and regulations vary in their treatment of such income. The exemption from state and local income taxes does not preclude states from asserting other taxes on the ownership of U.S. government securities. To the extent that a Fund invests to a substantial degree in U.S. government securities which are subject to favorable state and local tax treatment, shareholders of such Fund will be notified as to the extent to which distributions from the Fund are attributable to interest on such securities. Rules of state and local taxation of ordinary income dividends and capital gain dividends from regulated investment companies may differ from the rules for U.S. federal income taxation in other respects. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in a Fund.

                         Effect of Future Legislation


     The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.




              MANAGEMENT OF THE TRUST AND THE FUNDS OR PORTFOLIOS

                             Trustees and Officers

     The Trustees and officers of the Trust and their principal occupations for at least the past five years are set forth below. Their titles may have varied during that period.

     Fergus Reid, III--Chairman of the Trust. Chairman and Chief Executive Officer, Lumelite Corporation, since September 1985; Trustee, Morgan Stanley Funds. Age: 65. Address: 202 June Road, Stamford, CT 06903.

     *H. Richard Vartabedian--Trustee and President of the Trust. Investment Management Consultant; formerly, Senior Investment Officer, Division Executive of the Investment Management Division of The Chase Manhattan Bank, N.A., 1980 through 1991. Age: 61. Address: P.O. Box 296, Beach Road, Hendrick's Head, Southport, ME 04576.

     William J. Armstrong--Trustee. Vice President and Treasurer,
Ingersoll-Rand Company. Age: 55. Address: 49 Aspen Way, Upper Saddle River, NJ 07458.

     John R.H. Blum--Trustee. Attorney in private practice; formerly, partner in the law firm of Richards, O'Neil & Allegaert; Commissioner of Agriculture - State of Connecticut, 1992-1995. Age: 68. Address: 322 Main Street, Lakeville, CT 06039.

     Stuart W. Cragin, Jr.--Trustee. Retired; formerly President, Fairfield Testing Laboratory, Inc. He has previously served in a variety of marketing, manufacturing and general management positions with Union Camp Corp., Trinity Paper & Plastics Corp., and Conover Industries. Age: 64. Address: 108 Valley Road, Cos Cob, CT 06807.

     Roland R. Eppley, Jr.--Trustee. Retired; formerly President and Chief Executive Officer, Eastern States Bankcard Association Inc. (1971-1988); Director, Janel Hydraulics, Inc.; formerly Director of The Hanover Funds, Inc.
Age: 65. Address: 105 Coventry Place, Palm Beach Gardens, FL 33418.

     Joseph J. Harkins--Trustee. Retired; Commercial Sector Executive and Executive Vice President of The Chase Manhattan Bank, N.A. from 1985 through 1989. He was employed by Chase in numerous capacities and offices from 1954 through 1989. Director of Blessings Corporation, Jefferson Insurance Company of New York, Monticello Insurance Company and National. Age: 65. Address: 257 Plantation Circle South, Ponte Vedra Beach, FL 32082.


     *Sarah E. Jones--Trustee. President and Chief Operating Officer of Chase Mutual Funds Corp.; formerly Managing Director for the Global Asset Management and Private Banking Division of The Chase Manhattan Bank. Age: 46. Address: One Chase Manhattan Plaza, Suite 15, New York, New York 10178.


     W.D. MacCallan--Trustee. Director of The Adams Express Co. and Petroleum & Resources Corp.; formerly Chairman of the Board and Chief Executive Officer of The Adams Express Co. and Petroleum & Resources Corp.; formerly Director of The Hanover Funds, Inc. and The Hanover Investment Funds, Inc. Age: 70. Address:
624 East 45th Street, Savannah, GA 31405.

     W. Perry Neff--Trustee. Independent Financial Consultant; Director of North America Life Assurance Co., Petroleum & Resources Corp. and The Adams Express Co.; formerly Director and Chairman of The Hanover Funds, Inc.; formerly Director, Chairman and President of The Hanover Investment Funds, Inc.
Age: 70. Address: RR 1 Box 102, Weston, VT 05181.

     *Leonard M. Spalding, Jr.--Trustee. Chief Executive Officer of Chase Mutual Funds Corp.; formerly President and Chief Executive Officer of Vista Capital Management and formerly Chief Investment Executive of The Chase Manhattan Private Bank. Age: 62. Address: 101 Park Avenue, Suite 15, New York, New York 10178.

     Richard E. Ten Haken--Trustee; Chairman of the Audit Committee. Formerly District Superintendent of Schools, Monroe No. 2 and Orleans Counties, New York; Chairman of the Board and President, New York State Teachers' Retirement System. Age: 63. Address: 4 Barnfield Road, Pittsford, NY 14534.

     Irving L. Thode--Trustee. Retired; formerly Vice President of Quotron Systems. He has previously served in a number of executive positions with Control Data Corp., including President of its Latin American Operations, and General Manager of its Data Services business. Age: 66. Address: 80 Perkins Road, Greenwich, CT 06830.

     Martin R. Dean--Treasurer. Associate Director, Accounting Services, BISYS Fund Services; formerly Senior Manager, KPMG Peat Marwick (1987-1994). Age: 33.
Address: 3435 Stelzer Road, Columbus, OH 43219.


     Lee Schulthels--Assistant Treasurer and Assistant Secretary. President, BISYS Fund Distributors; formerly Managing Director, Forum Financial Group.
Age: 41, Address: One Chase Manhattan Plaza, 3rd FL, New York, NY 10081.


     W. Anthony Turner--Secretary. Senior Vice President and Regional Client Executive, BISYS Fund Services; formerly Senior Vice President, First Union Brokerage Services, Inc. and Senior Vice President, NationsBank. Age: 36.
Address: 125 W. 55th Street, New York, NY 10019.
----------
* Asterisks indicate those Trustees that are "interested persons" (as defined in the 1940 Act). Mr. Reid is not an interested person of the Trust's investment advisers or principal underwriter, but may be deemed an interested person of the Trust solely by reason of being Chairman of the Trust.

     The Board of Trustees of the Trust presently has an Audit Committee. The members of the Audit Committee are Messrs. Ten Haken (Chairman), Armstrong, Eppley, MacCallan and Thode. The function of the Audit Committee is to recommend independent auditors and monitor accounting and financial matters. The Audit Committee met two times during the fiscal year ended October 31, 1997.

     The Board of Trustees of the Trust has established an Investment Committee. The members of the Investment Committee are Messrs. Vartabedian (President), Reid and Spalding. The function of the Investment Committee is to review the investment management process of the Trust.

     The Trustees and officers of the Trust appearing in the table above also serve in the same capacities with respect to Mutual Fund Trust, Mutual Fund Variable Annuity Trust, Mutual Fund Select Group, Mutual Fund Select Trust, Capital Growth Portfolio, Growth and Income Portfolio and International Equity Portfolio (these entities, together with the Trust, are referred to below as the "Vista Funds").

           Remuneration of Trustees and Certain Executive Officers:

     Each Trustee is reimbursed for expenses incurred in attending each meeting of the Board of Trustees or any committee thereof. Each Trustee who is not an affiliate of the advisers is compensated for his or her services according to a fee schedule which recognizes the fact that each Trustee also serves as a Trustee of other investment companies advised by the advisers. Each Trustee receives a fee, allocated among all investment companies for which the Trustee serves, which consists of an annual retainer component and a meeting fee component.


     Set forth below is information regarding compensation paid or accrued during the fiscal year ended October 31, 1997 for each Trustee of the Trust:




                                                    Growth
                                       Equity         and          Capital         Small Cap
                                       Income       Income         Growth        Opportunities
                                       Fund          Fund           Fund             Fund
                                      ----------   ------------   ------------   --------------
Fergus Reid, III, Trustee             $153.79      $3,165.53      $5,960.37         $ 44.99
H. Richard Vartabedian, Trustee        121.78       2,635.42       4,933.97           33.72
William J. Armstrong, Trustee           77.82       1,679.21       3,144.85           22.31
John R.H. Blum, Trustee                 85.63       1,860.74       3,485.89           22.48
Stuart W. Cragin, Jr., Trustee          81.20       1,756,93       3,289.30           22.48
Ronald R. Eppley, Jr., Trustee          81.20       1,756.93       3,289.30           22.48
Joseph J. Harkins, Trustee              84.03       1,827.03       3,420.83           22.48
Sarah E. Jones, Trustee                    --             --             --              --
W.D. MacCallan, Trustee                 81.20       1,756.93       3,289.30           22.48
W. Perry Neff, Trustee                  84.03       1,827.03       3,420.83           22.48
Leonard M. Spalding, Jr., Trustee          --             --             --              --
Richard E. Ten Haken, Trustee           81.20       1,756.93       3,289.30           22.48
Irving L. Thode, Trustee                81.20       1,756.93       3,289.30           22.48




                                          Pension or                 Total
                                          Retirement             Compensation
                                       Benefits Accrued              from
                                    by the Fund Complex(1)     "Fund Complex"(2)
                                    ------------------------   ------------------
Fergus Reid, III, Trustee                   $56,368                 $129,500
H. Richard Vartabedian, Trustee              47,622                  102,750
William J. Armstrong, Trustee                38,372                   67,000
John R.H. Blum, Trustee                      41,363                   73,000
Stuart W. Cragin, Jr., Trustee               34,965                   68,500
Ronald R. Eppley, Jr., Trustee               53,267                   68,500
Joseph J. Harkins, Trustee                   52,508                   71,500
Sarah E. Jones, Trustee                          --                       --
W.D. MacCallan, Trustee                      66,323                   68,500
W. Perry Neff, Trustee                       66,323                   71,500

                                            Pension or                 Total
                                            Retirement             Compensation
                                         Benefits Accrued              from
                                      by the Fund Complex(1)     "Fund Complex"(2)
                                      ------------------------   ------------------
Leonard M. Spalding, Jr., Trustee                  --                      --
Richard E. Ten Haken, Trustee                  31,463                  68,500
Irving L. Thode, Trustee                       41,876                  68,500


----------
(1) Data reflects total benefits accrued by the Trust, Mutual Fund Select Group, Capital Growth Portfolio, Growth and Income Portfolio and International Equity Portfolio for the fiscal year ended October 31, 1997, and by Mutual Fund Trust, Mutual Fund Select Trust and Mutual Fund Variable Annuity Trust for the fiscal year ended August 31, 1997.

(2) Data reflects total compensation earned during the period January 1, 1997 to December 31, 1997 for service as a Trustee to the Trust, Mutual Fund Trust, Mutual Fund Variable Annuity Trust, Mutual Fund Select Group,
    Mutual Fund Select Trust, Capital Growth Portfolio, Growth and Income Portfolio and International Equity Portfolio.
----------
As of December 31, 1997, the Trustees and officers as a group owned less than 1% of each Fund's outstanding shares, all of which were acquired for investment purposes. For the fiscal year ended October 31, 1997, the Trust paid its disinterested Trustees fees and expenses for all of the meetings of the Board and any committees attended in the aggregate amount of approximately $9,200, which amount was then apportioned among the Funds comprising the Trust.


               Vista Funds Retirement Plan for Eligible Trustees

     Effective August 21, 1995, the Trustees also instituted a Retirement Plan for Eligible Trustees (the "Plan") pursuant to which each Trustee (who is not an employee of any of the Vista Funds, the advisers, administrator or distributor or any of their affiliates) may be entitled to certain benefits upon retirement from the Board of Trustees. Pursuant to the Plan, the normal retirement date is the date on which the eligible Trustee has attained age 65 and has completed at least five years of continuous service with one or more of the investment companies advised by the adviser (collectively, the "Covered Funds"). Each Eligible Trustee is entitled to receive from the Covered Funds an annual benefit commencing on the first day of the calendar quarter coincident with or following his date of retirement equal to the sum of (i) 8% of the highest annual compensation received from the Covered Funds multiplied by the number of such Trustee's years of service (not in excess of 10 years) completed with respect to any of the Covered Funds and (ii) 4% of the highest annual compensation received from the Covered Funds for each year of service in excess of 10 years, provided that no Trustee's annual benefit will exceed the highest annual compensation received by that Trustee from the Covered Funds. Such benefit is payable to each eligible Trustee in monthly installments for the life of the Trustee.


     Set forth below in the table are the estimated annual benefits payable to an eligible Trustee upon retirement assuming various compensation and years of service classifications. As of October 31, 1997, the estimated credited years of service for Messrs. Reid, Vartabedian, Armstrong, Blum, Cragin, Eppley, Harkins, MacCallan, Neff, Spalding, Ten Haken and Thode and for Ms. Jones are 12, 4, 9, 12, 4, 8, 6, 7, 7, 0, 12, 4 and 0, respectively.

                Highest Annual Compensation Paid by All Vista Funds
            -----------------------------------------------------------
             $60,000     $80,000     $100,000     $120,000     $140,000
Years of
Service               Estimated Annual Benefits upon Retirement
--          -------------------------------------------------------------
14           $57,600     $76,800     $ 96,000     $115,200     $134,400
12            52,800      70,400       88,000      105,600      123,200
10            48,000      64,000       80,000       96,000      112,000
8             38,400      51,200       64,000       76,800       89,600
6             28,800      38,400       48,000       57,600       67,200
4             19,200      25,600       32,000       38,400       44,800


     Effective August 21, 1995, the Trustees instituted a Deferred Compensation Plan for Eligible Trustees (the "Deferred Compensation Plan") pursuant to which each Trustee (who is not an employee of any of the Funds, the advisers, administrator or distributor or any of their affiliates) may enter into agreements with the Funds whereby payment of the Trustee's fees are deferred until the payment date elected by the Trustee (or the Trustee's termination of service). The deferred amounts are invested in shares of Vista funds selected by the Trustee. The deferred amounts are paid out in a lump sum or over a period of several years as elected by the Trustee at the time of deferral. If a deferring Trustee dies prior to the distribution of amounts held in the deferral account, the balance of the deferral account will be distributed to the Trustee's designated beneficiary in a single lump sum payment as soon as practicable after such deferring Trustee's death.


     Messrs. Eppley, Ten Haken, Thode and Vartabedian each executed a deferred compensation agreement for the 1997 calendar year and as of October 31, 1997 they had contributed $55,334, $27,669, $49,803 and $83,000, respectively.


     The Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liability to the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices or with respect to any matter unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.


                            Adviser and Sub-Adviser


     Chase acts as investment adviser to the Funds or Portfolios pursuant to an Investment Advisory Agreement, dated as of May 6, 1996 (the "Advisory Agreement"). Subject to such policies as the Board of Trustees may determine, Chase is responsible for investment decisions for the Funds or Portfolios. Pursuant to the terms of the Advisory Agreement, Chase provides the Funds or Portfolios with such investment advice and supervision as it deems necessary for the proper supervision of the Funds' or Portfolios' investments. The advisers continuously provide investment programs and determine from time to time what securities shall be purchased, sold or exchanged and what portion of the Funds' or Portfolios' assets shall be held uninvested. The advisers to the Funds or Portfolios furnish, at their own expense, all services, facilities and personnel necessary in connection with managing the investments and effecting portfolio transactions for the Funds or Portfolios. The Advisory Agreement for the Funds or Portfolios will continue in effect from year to year only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of a Fund's or Portfolio's outstanding voting securities and by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on such Advisory Agreement.

     Under the Advisory Agreement, the adviser may utilize the specialized portfolio skills of all its various affiliates, thereby providing the Funds and Portfolios with greater opportunities and flexibility in accessing investment expertise.

     Pursuant to the terms of the Advisory Agreement and the sub-advisers' agreements with the adviser, the adviser and sub-advisers are permitted to render services to others. Each advisory agreement is terminable without penalty by the Trust on behalf of the Funds on not more than 60 days', nor less than 30 days', written notice when authorized either by a majority vote of a Fund's shareholders or by a vote of a majority of the Board of Trustees of the Trust, or by the adviser or sub-adviser on not more than 60 days', nor less than 30 days', written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The advisory agreements provide that the adviser or sub-adviser under such agreement shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the respective Fund, except for wilful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

     With respect to the Equity Funds or Equity Portfolios, the equity research team of the adviser looks for two key variables when analyzing stocks for potential investment by equity portfolios: value and momentum. To uncover these qualities, the team uses a combination of quantitative analysis, fundamental research and computer technology to help identify undervalued stocks.

     In the event the operating expenses of the Funds, including all investment advisory, administration and sub-administration fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, for any fiscal year exceed the most restrictive expense limitation applicable to the Funds imposed by the securities laws or regulations thereunder of any state in which the shares of the Funds are qualified for sale, as such limitations may be raised or lowered from time to time, the adviser shall reduce its advisory fee (which fee is described below) to the extent of its share of such excess expenses. The amount of any such reduction to be borne by the adviser shall be deducted from the monthly advisory fee otherwise payable with respect to the Funds during such fiscal year; and if such amounts should exceed the monthly fee, the adviser shall pay to a Fund its share of such excess expenses no later than the last day of the first month of the next succeeding fiscal year.

     Under the Advisory Agreement, Chase may delegate a portion of its responsibilities to a sub-adviser. In addition, the Advisory Agreement provides that Chase may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund and are under the common control of Chase as long as all such persons are functioning as part of an organized group of persons, managed by authorized officers of Chase.

     Chase, on behalf of the Funds or Portfolios, has entered into an investment sub-advisory agreement dated as of May 6, 1996 with Chase Asset Management, Inc. ("CAM"). With respect to the day-to-day management of the Funds or Portfolios, under the sub-advisory agreements, the sub-advisers make decisions concerning, and place all orders for, purchases and sales of securities and helps maintain the records relating to such purchases and sales. The sub-advisers may, in their discretion, provide such services through their own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser to the Company under applicable laws and are under the common control of Chase; provided that (i) all persons, when providing services under the sub-advisory agreement, are functioning as part of an organized group of persons, and (ii) such organized group of persons is managed at all times by authorized officers of the sub-advisers. This arrangement will not result in the payment of additional fees by the Funds.

     Chase, a wholly-owned subsidiary of The Chase Manhattan Corporation, a registered bank holding company, is a commercial bank offering a wide range of banking and investment services to customers throughout the United States and around the world. Also included among Chase's accounts are commingled trust funds and a broad spectrum of individual trust and investment management portfolios. These accounts have varying investment objectives.

     CAM is a wholly-owned operating subsidiary of the Adviser. CAM is registered with the Securities and Exchange Commission as an investment adviser and provides discretionary investment advisory services to institutional clients, and the same individuals who serve as portfolio managers for CAM also serve as portfolio managers for Chase.


     In consideration of the services provided by the adviser pursuant to the Advisory Agreement, the adviser is entitled to receive from each Fund or Portfolio an investment advisory fee computed daily and paid monthly based on a rate equal to a percentage of such Fund's or Portfolio's average daily net assets specified in the relevant Prospectuses. However, the adviser may voluntarily agree to waive a portion of the fees payable to it on a month-to-month basis. For its services under its sub-advisory agreement, CAM will be entitled to receive, with respect to each such Fund or Portfolio, such compensation, payable by the adviser out of its advisory fee, as is described in the relevant Prospectuses.

     For the fiscal years ended October 31, 1995, 1996 and 1997, Chase was paid or accrued the following investment advisory fees with respect to the following Funds and Portfolios, and voluntarily waived the amounts in parentheses following such fees with respect to each such period:


                                                            Fiscal Year-Ended October 31,
                           ------------------------------------------------------------------------------------------------
                                        1995                             1996                             1997
Fund                       paid/accrued      waived         paid/accrued      waived         paid/accrued      waived
------------------------   --------------   -------------   --------------   -------------   --------------   -------------
Growth and Income Fund              *               --               *               --                *              --
Capital Growth Fund                 *               --               *               --                *              --
Equity Income Fund            $44,277        ($ 35,433)        $54,769        ($ 53,342)        $142,666       ($ 14,010)


----------

* On November 23, 1993, these Funds changed their structure to a Master/Feeder Fund Structure and do not have an investment adviser because the Trust seeks to achieve the investment objective of the Funds by investing all of the investable assets of each respective Fund in each respective Portfolio. The Portfolios' investment adviser is Chase. With respect to the Growth and Income Portfolio and the Capital Growth Portfolio, for the period November 23, 1993 to October 31, 1994, Chase was paid or accrued the following investment advisory fees, and voluntarily waived the amounts in parentheses following such fees: $4,805,067 ($0.00) and $1,649,889 ($0.00), respectively. For the fiscal year ended October 31, 1995, Chase was paid or accrued the following investment advisory fees, and voluntarily waived the amounts in parentheses following such fees: $6,815,197 ($0.00) and $3,563,194 ($0.00), respectively, with respect to such Portfolios. For the year ended October 31, 1996, Chase was paid or accrued investment advisory fees of $8,101,188 and $4,226,466, respectively, with respect to such Portfolios. For the year ended October 31, 1997, Chase was paid or accrued investment advisory fees of $9,877,868 and $4,971,835, respectively, with respect to such Portfolios.

     With respect to Small Cap Opportunities Fund, for the period from May 13, 1997 through October 31, 1997, Chase was paid or accrued the following investment advisory fees and waived the amount in parentheses following such fees: $123,519 ($110,695).

                                 Administrator

     Pursuant to separate Administration Agreements (the "Administration Agreements"), Chase is the administrator of the Funds and the administrator of each Portfolio. Chase provides certain administrative services to the Funds and Portfolios, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Funds' and Portfolios' independent contractors and agents; preparation for signature by an officer of the Trust and Portfolios of all documents required to be filed for compliance by the Trust and Portfolios with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including net asset value and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Funds and Portfolios and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. Chase in its capacity as administrator does not have any responsibility or authority for the management of the Funds or Portfolios, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.

     Under the Administration Agreements Chase is permitted to render administrative services to others. The Administration Agreements will continue in effect from year to year with respect to each Fund or Portfolio only if such continuance is specifically approved at least annually by the Board of Trustees of the Trust or Portfolio or by vote of a majority of such Fund's or Portfolio's outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the Administration Agreements or "interested persons" (as defined in the 1940 Act) of any such party. The Administration Agreements are terminable without penalty by the Trust on behalf of each Fund or by a Portfolio on 60 days' written notice when authorized either by a majority vote of such Fund's or Portfolio shareholders or by vote of a majority of the Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust or Portfolios, or by Chase on 60 days' written notice, and will automatically terminate in the event of their "assignment" (as defined in the 1940 Act). The Administration Agreements also provide that neither Chase or its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration of the Funds or Portfolios, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Administration Agreements.

     In addition, the Administration Agreements provide that, in the event the operating expenses of any Fund or Portfolio, including all investment advisory, administration and sub-administration fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, for any fiscal year exceed the most restrictive expense limitation applicable to that Fund imposed by the securities laws or regulations thereunder of any state in which the shares of such Fund are qualified for sale, as such limitations may be raised or lowered from time to time, Chase shall reduce its administration fee (which fee is described below) to the extent of its share of such excess expenses. The amount of any such reduction to be borne by Chase shall be deducted from the monthly administration fee otherwise payable to Chase during such fiscal year, and if such amounts should exceed the monthly fee, Chase shall pay to such Fund or Portfolio its share of such excess expenses no later than the last day of the first month of the next succeeding fiscal year.

     In consideration of the services provided by Chase pursuant to the Administration Agreements, Chase receives from each Fund a fee computed daily and paid monthly at an annual rate equal to 0.10% of each of the Fund's average daily net assets, on an annualized basis for the Fund's then-current fiscal year, except that with respect to the Growth and Income Fund and Capital Growth Fund, Chase receives from each of the Funds and the Portfolios a fee computed daily and paid monthly at an annual rate equal to 0.05% of their respective average daily net assets. Chase may voluntarily waive a portion of the fees payable to it with respect to each Fund on a month-to-month basis.


     For the fiscal years ended October 31, 1995, 1996 and 1997, Chase was paid or accrued the following administration fees and voluntarily waived the amounts in parentheses following such fees:




                                                            Fiscal Year-Ended October 31,
                           ------------------------------------------------------------------------------------------------
                                        1995                              1996                            1997
Fund                       paid/accrued       waived         paid/accrued      waived         paid/accrued      waived
------------------------   --------------   --------------   --------------   -------------   --------------   ------------
Growth and Income Fund        $830,077       $(252,586)         $971,251           none       $2,338,029           none
Capital Growth Fund           $435,695       $(116,282)         $526,852           none       $1,239,727           none
Equity Income Fund            $ 11,069       $  (8,855)         $ 13,692       $(13,293)      $   53,892        $(1,560)



     With respect to the Small Cap Opportunities Fund, for the period May 13, 1997 through October 31, 1997 Chase was paid or accrued the following administration fees and voluntarily waived the amount in parentheses following such fees: $28,360 ($11,674).

                              Distribution Plans


     The Trust has adopted separate plans of distribution pursuant to Rule 12b-1 under the 1940 Act (a "Distribution Plan") on behalf of certain classes of shares of certain Funds as described in the Prospectuses, which provide such classes of such Funds shall pay for distribution services a distribution fee (the "Distribution Fee"), including payments to the Distributor, at annual rates not to exceed the amounts set forth in their respective Prospectuses. The Distributor may use all or any portion of such Distribution Fee to pay for Fund expenses of printing prospectuses and reports used for sales purposes, expenses of the preparation and printing of sales literature and other such distribution-related expenses.

     Class B and Class C shares pay a Distribution Fee of up to 0.75% of average daily net assets. The Distributor currently expects to pay sales commissions to a dealer at the time of sale of Class B and Class C shares of up to 4.00% and 1.00%, respectively, of the purchase price of the shares sold by such dealer. The Distributor will use its own funds (which may be borrowed or otherwise financed) to pay such amounts. Because the Distributor will receive a maximum Distribution Fee of 0.75% of average daily net assets with respect to Class B shares, it will take the Distributor several years to recoup the sales commissions paid to dealers and other sales expenses.

     Some payments under the Distribution Plans may be used to compensate broker-dealers with trail or maintenance commissions in an amount not to exceed 0.25% annualized of the average net asset values of Class A shares, or 0.25% annualized of the average net asset value of the Class B shares, or 0.75% annualized of the average net asset value of the Class C shares, maintained in a Fund by such broker-dealers' customers. Trail or maintenance commissions on Class B and Class C shares will be paid to broker-dealers beginning the 13th month following the purchase of such Class B or Class C shares. Since the distribution fees are not directly tied to expenses, the amount of distribution fees paid by a Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plans. For this reason, this type of distribution fee arrangement is characterized by the staff of the Securities and Exchange Commission as being of the "compensation variety" (in contrast to "reimbursement" arrangements by which a distributor's payments are directly linked to its expenses). With respect to Class B and Class C shares, because of the 0.75% annual limitation on the compensation paid to the Distributor during a fiscal year, compensation relating to a large portion of the commissions attributable to sales of Class B or Class C shares in any one year will be accrued and paid by a Fund to the Distributor in fiscal years subsequent thereto. In determining whether to purchase Class B or Class C shares, investors should consider that compensation payments could continue until the Distributor has been fully reimbursed for the commissions paid on sales of Class B and Class C shares. However, the Shares are not liable for any distribution expenses incurred in excess of the Distribution Fee paid.

     Each class of shares is entitled to exclusive voting rights with respect to matters concerning its Distribution Plan.

     Each Distribution Plan provides that it will continue in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Plans or in any agreement related to such Plan ("Qualified Trustees"). The continuance of each Distribution Plan was most recently approved on October 13, 1995. Each Distribution Plan requires that the Trust shall provide to the Board of Trustees, and the Board of Trustees shall review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Distribution Plan. Each Distribution Plan further provides that the selection and nomination of Qualified Trustees shall be committed to the discretion of the disinterested Trustees (as defined in the 1940 Act) then in office. Each Distribution Plan may be terminated at any time by a vote of a majority of the Qualified Trustees or, with respect to a particular Fund, by vote of a majority of the outstanding voting Shares of the class of such Fund to which it applies (as defined in the 1940 Act). Each Distribution Plan may not be amended to increase materially the amount of permitted expenses thereunder without the approval of shareholders and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees. Each of the Funds will preserve copies of any plan, agreement or report made pursuant to a Distribution Plan for a period of not less than six years from the date of the Distribution Plan, and for the first two years such copies will be preserved in an easily accessible place. For the fiscal year ended October 31, 1997, the Distributor was paid or accrued the following Distribution Fees and voluntarily waived the amounts of such fees:


Fund                      Paid/Accrued     Waived
-----------------------   --------------   -------
Growth and Income Fund
 A Shares                 $3,744,605         --
 B Shares                 $3,277,746         --
Capital Growth Fund
 A Shares                 $2,030,033         --
 B Shares                 $2,885,630         --
Equity Income Fund
 A Shares                 $   72,607         --
 B Shares                 $   51,643         --



     With respect to the Class A shares of the Funds, the Distribution Fee was allocated as follows:


                        Printing, Postage        Sales             Advertising &
Fund                      and Handling        Compensation     Administrative Filings
---------------------   -------------------   --------------   -----------------------
Capital Growth Fund          $434,427         $1,244,410              $351,196
Growth & Income               801,344          2,295,440               647,818
Equity Income Fund           $ 15,538             44,508                12,561



     With respect to Small Cap Opportunities Fund, for the period May 13, 1997 through October 31, 1997, the Distributor was paid or accrued the following fees and voluntarily waived the amount in parentheses following such fees:
$27,016 ($ --) in the case of Class A shares and $60,398 ($ --) in the case of Class B shares.

     With respect to the Class A shares of Small Cap Opportunities Fund, the Distribution Fee was allocated as follows: $5,781 (Printing, Postage and Handling); $16,561 (Sales Compensation); and $4,674 (Advertising and Administrative Filings).

     With respect to the Class B shares of the Funds, the Distribution Fee was paid to FEP Capital L.P. for acting as finance agent.

                 Distribution and Sub-Administration Agreement

     The Trust has entered into a Distribution and Sub-Administration Agreement dated August 24, 1995 (the "Distribution Agreement") with the Distributor, pursuant to which the Distributor acts as the Funds' exclusive underwriter, provides certain administration services and promotes and arranges for the sale of each class of Shares. The Distributor is a wholly-owned subsidiary of BISYS Fund Services, Inc. The Distribution Agreement provides that the Distributor will bear the expenses of printing, distributing and filing prospectuses and statements of additional information and reports used for sales purposes, and of preparing and printing sales literature and advertisements not paid for by the Distribution Plan. The Trust pays for all of the expenses for qualification of the shares of each Fund for sale in connection with the public offering of such shares, and all legal expenses in connection therewith. In addition, pursuant to the Distribution Agreement, the Distributor provides certain sub-administration services to the Trust, including providing officers, clerical staff and office space.

     The Distribution Agreement is currently in effect and will continue in effect with respect to each Fund only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of such Fund's outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or "interested persons" (as defined in the 1940 Act) of any such party. The Distribution Agreement is terminable without penalty by the Trust on behalf of each Fund on 60 days' written notice when authorized either by a majority vote of such Fund's shareholders or by vote of a majority of the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, or by the Distributor on 60 days' written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The Distribution Agreement also provides that neither the Distributor nor its personnel shall be liable for any act or omission in the course of, or connected with, rendering services under the Distribution Agreement, except for willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties.

     In the event the operating expenses of any Fund, including all investment advisory, administration and sub-administration fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, for any fiscal year exceed the most restrictive expense limitation applicable to that Fund imposed by the securities laws or regulations thereunder of any state in which the shares of such Fund are qualified for sale, as such limitations may be raised or lowered from time to time, the Distributor shall reduce its sub-administration fee with respect to such Fund (which fee is described below) to the extent of its share of such excess expenses. The amount of any such reduction to be borne by the Distributor shall be deducted from the monthly sub-administration fee otherwise payable with respect to such Fund during such fiscal year; and if such amounts should exceed the monthly fee, the Distributor shall pay to such Fund its share of such excess expenses no later than the last day of the first month of the next succeeding fiscal year.


     In consideration of the sub-administration services provided by the Distributor pursuant to the Distribution Agreement, the Distributor receives an annual fee, payable monthly, of 0.05% of the net assets of each Fund. However, the Distributor has voluntarily agreed to waive a portion of the fees payable to it under the Distribution Agreement with respect to each Fund on a month-to-month basis. For the fiscal years ended October 31, 1995, 1996 and 1997 the Distributor was paid or accrued the following sub-administration fees under the Distribution Agreement, and voluntarily waived the amounts in parentheses following such fees:



                                               Fiscal Year-Ended October 31,
                           ----------------------------------------------------------------------
                                   1995                    1996                     1997
Fund                        payable     waived      payable     waived      payable       waived
------------------------   ----------   --------   ----------   --------   ------------   -------
Growth and Income Fund      $830,077     none       $971,201     none       $7,022,351      --
Capital Growth Fund         $435,488     none       $526,852     none        4,915,661      --
Equity Income Fund          $  5,535     none       $  6,846     none          124,250      --



     With respect to Small Cap Opportunities Fund, for the period May 13, 1997 through October 31, 1997, the Distributor was paid or accrued the following sub-administration fees under the Distribution Agreement and voluntarily waived the amount in parentheses following such fees: $87,414.



          Shareholder Servicing Agents, Transfer Agent and Custodian


     The Trust has entered into a shareholder servicing agreement (a "Servicing Agreement") with each Shareholder Servicing Agent to provide certain services including but not limited to the following: answer customer inquiries regarding account status and history, the manner in which purchases and redemptions of shares may be effected for the Fund as to which the Shareholder Servicing Agent is so acting and certain other matters pertaining to the Fund; assist shareholders in designating and changing dividend options, account designations and addresses; provide necessary personnel and facilities to establish and maintain shareholder accounts and records; assist in processing purchase and redemption transactions; arrange for the wiring of funds; transmit and receive funds in connection with customer orders to purchase or redeem shares; verify and guarantee shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; furnish (either separately or on an integrated basis with other reports sent to a shareholder by a Shareholder Servicing Agent) quarterly and year-end statements and confirmations of purchases and redemptions; transmit, on behalf of the Fund, proxy statements, annual reports, updated prospectuses and other communications to shareholders of the Fund; receive, tabulate and transmit to the Fund proxies executed by shareholders with respect to meetings of shareholders of the Fund; and provide such other related services as the Fund or a shareholder may request. Shareholder servicing agents may be required to register pursuant to state securities law.

     Each Shareholder Servicing Agent may voluntarily agree from time to time to waive a portion of the fees payable to it under its Servicing Agreement with respect to each Fund on a month-to-month basis. For the fiscal years ended October 31, 1995, 1996 and 1997, fees payable to the Shareholder Servicing Agents (all of which currently are related parties) and the amounts voluntarily waived for each such period (as indicated in parentheses), were as follows:



                                                     Fiscal Year-Ended October 31,
                          -----------------------------------------------------------------------------------
                                      1995                           1996                       1997
Fund                       payable        waived          payable        waived          payable      waived
-----------------------   ------------   -------------   ------------   -------------   -----------   -------
Growth and Income Fund
 Class A                   $3,610,762            --       $3,989,725            --      3,744,600       --
 Class B                   $  539,805            --       $  820,579            --      1,092,905       --
Institutional                      --            --       $   46,244            --      1,007,567
Capital Growth Fund
 Class A                   $1,674,668            --       $1,836,642            --      2,029,200       --
 Class B                   $  503,805            --       $  746,722            --        962,344
Institutional                      --            --       $   50,897            --        107,773       --
Equity Income Fund
 Class A                   $   27,673     $ (26,964)      $   33,998     $ (33,998)        67,308       --
 Class B                           --            --       $      240            --         17,214       --



     With respect to Class A shares of Small Cap Opportunities Fund, for the period May 13, 1997 through October 31, 1997, fees paid to the Shareholder Servicing Agents (all of which are currently related parties) and the amount voluntarily waived for such period (as indicated in parentheses) were as follows: $27,016 ($26,585).

     With respect to Class B shares of Small Cap Opportunities Fund, for the period May 13, 1997 through October 31, 1997, fees paid to the Shareholder Servicing Agents (all of which are currently related parties) and the amount voluntarily waived for such period (as indicated in parentheses) were as follows: $20,133 ($ --).


     The Trust has also entered into a Transfer Agency Agreement with DST Systems, Inc. ("DST") pursuant to which DST acts as transfer agent for the Trust. DST's address is 210 West 10th Street, Kansas City, MO 64105.

     Pursuant to a Custodian Agreement, Chase acts as the custodian of the assets of each Fund and receives such compensation as is from time to time agreed upon by the Trust and Chase. As custodian, Chase provides oversight and record keeping for the assets held in the portfolios of each Fund. Chase also provides fund accounting services for the income, expenses and shares outstanding for such Funds. Chase is located at 3 Metrotech Center, Brooklyn, NY 11245.


                            INDEPENDENT ACCOUNTANTS

     The financial statements incorporated herein by reference from the Trust's Annual Reports to Shareholders for the fiscal year ended October 31, 1997, and the related financial highlights which appear in the Prospectuses, have been incorporated herein and included in the Prospectuses in reliance on the reports of Price Waterhouse LLP, 1177 Avenue of the Americas, New York, New York 10036, independent accountants of the Funds, given on the authority of said firm as experts in accounting and auditing. Price Waterhouse LLP provides the Funds with audit services, tax return preparation and assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission.

                           CERTAIN REGULATORY MATTERS

     Banking laws, including the Glass-Steagall Act as currently interpreted, prohibit bank holding companies and their affiliates from sponsoring, organizing, controlling, or distributing shares of, mutual funds, and generally prohibit banks from issuing, underwriting, selling or distributing securities. These laws do not prohibit banks or their affiliates from acting as investment adviser, administrator or custodian to mutual funds or from purchasing mutual fund shares as agent for a customer. Chase and the Trust believe that Chase (including its affiliates) may perform the services to be performed by it as described in the Prospectus and this Statement of Additional Information without violating such laws. If future changes in these laws or interpretations required Chase to alter or discontinue any of these services, it is expected that the Board of Trustees would recommend alternative arrangements and that investors would not suffer adverse financial consequences. State securities laws may differ from the interpretations of banking law described above and banks may be required to register as dealers pursuant to state law.

     Chase and its affiliates may have deposit, loan and other commercial banking relationships with the issuers of securities purchased on behalf of any of the Funds, including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of securities so purchased. Chase and its affiliates deal, trade and invest for their own accounts in U.S. Government obligations, municipal obligations and commercial paper and are among the leading dealers of various types of U.S. Government obligations and municipal obligations. Chase and its affiliates may sell U.S. Government obligations and municipal obligations to, and purchase them from, other investment companies sponsored by the Funds' distributor or affiliates of the distributor. Chase will not invest any Fund assets in any U.S. Government obligations, municipal obligations or commercial paper purchased from itself or any affiliate, although under certain circumstances such securities may be purchased from other members of an underwriting syndicate in which Chase or an affiliate is a non-principal member. This restriction my limit the amount or type of U.S. Government obligations, municipal obligations or commercial paper available to be purchased by any Fund. Chase has informed the Funds that in making its investment decision, it does not obtain or use material inside information in the possession of any other division or department of Chase, including the division that performs services for the Trust as custodian, or in the possession of any affiliate of Chase. Shareholders of the Funds should be aware that, subject to applicable legal or regulatory restrictions, Chase and its affiliates may exchange among themselves certain information about the shareholder and his account. Transactions with affiliated broker-dealers will only be executed on an agency basis in accordance with applicable federal regulations.


                              GENERAL INFORMATION
             Description of Shares, Voting Rights and Liabilities

     Mutual Fund Group is an open-end, non-diversified management investment company organized as Massachusetts business trust under the laws of the Commonwealth of Massachusetts in 1987. The Trust currently consists of 17 series of shares of beneficial interest, par value $.001 per share. With respect to certain Funds, the Trust may offer more than one class of shares. The Trust has reserved the right to create and issue additional series or classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of the Trust which are not attributable to a specific series or class are allocated amount all the series in a manner believed by management of the Trust to be fair and equitable. Shares have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that only affect a particular class, such as the approval of distribution plans for a particular class. With respect to shares purchased through a Shareholder Servicing Agent and, in the event written proxy instructions are not received by a Fund or its designated agent prior to a shareholder meeting at which a proxy is to be voted and the shareholder does not attend the meeting in person, the Shareholder Servicing Agent for such shareholder will be authorized pursuant to an applicable agreement with the shareholder to vote the shareholder's outstanding shares in the same proportion as the votes cast by other Fund shareholders represented at the meeting in person or by proxy.

     Certain Funds offer Class A, Class B and Class C shares. The classes of shares have several different attributes relating to sales charges and expenses, as described herein and in the Prospectuses. In addition to such differences, expenses borne by each class of a Fund may differ slightly because of the allocation of other class-specific expenses. For example, a higher transfer agency fee may be imposed on Class B shares than on Class A shares. The relative impact of initial sales charges, contingent deferred sales charges, and ongoing annual expenses will depend on the length of time a share is held.

     Selected dealers and financial consultants may receive different levels of compensation for selling one particular class of shares rather than another.

     The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of a series or class when, in the judgment of the Trustees, it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances, the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have, in certain circumstances, the right to remove one or more Trustees without a meeting. No material amendment may be made to the Trust's Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each portfolio affected by the amendment. The Trust's Declaration of Trust provides that, at any meeting of shareholders of the Trust or of any series or class, a Shareholder Servicing Agent may vote any shares as to which such Shareholder Servicing Agent is the agent of record and which are not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares of that portfolio otherwise represented at the meeting in person or by proxy as to which such Shareholder Servicing Agent is the agent of record. Any shares so voted by a Shareholder Servicing Agent will be deemed represented at the meeting for purposes of quorum requirements. Shares have no preemptive or conversion rights. Shares, when issued, are fully paid and non-assessable, except as set forth below. Any series or class may be terminated (i) upon the merger or consolidation with, or the sale or disposition of all or substantially all of its assets to, another entity, if approved by the vote of the holders of two-thirds of its outstanding shares, except that if the Board of Trustees recommends such merger, consolidation or sale or disposition of assets, the approval by vote of the holders of a majority of the series' or class' outstanding shares will be sufficient, or (ii) by the vote of the holders of a majority of its outstanding shares, or (iii) by the Board of Trustees by written notice to the series' or class' shareholders. Unless each series and class is so terminated, the Trust will continue indefinitely.

     Stock certificates are issued only upon the written request of a shareholder, subject to the policies of the investor's Shareholder Servicing Agent, but the Trust will not issue a stock certificate with respect to shares that may be redeemed through expedited or automated procedures established by a Shareholder Servicing Agent. No certificates are issued for Class B shares due to their conversion feature. No certificates are issued for Institutional Shares.

     Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of the Trust property for any shareholder held personally liable for the obligations of the Trust. The Trust's Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

     The Trust's Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

     The Board of Trustees has adopted a code of ethics addressing personal securities transactions by investment personnel and access persons and other related matters. The code has been designated to address potential conflicts of interest that can arise in connection with personal trading activities of such persons. Persons subject to the code are generally permitted to engage in personal securities transactions, subject to certain prohibitions, pre-clearance requirements and blackout periods.

                               Principal Holders


     As of November 28, 1997, the following persons owned of record 5% or more of the outstanding shares of the following classes of the following Funds:



Vista Capital Growth Fund-A Shares

Charles Schwab & Co., Inc.               6.32%
Reinvest Account
101 Montgomery Street
San Francisco, CA 94101
Vista Capital Growth Fund-B Shares

Bankers Trust of the Southwest          32.93%
as TTEE for Mapco Inc & Subsidy
Profit Sharing & Savings Plan
648 Grassmere Park Drive
Nashville, TN 37211

Testa and Co.                           28.63%
c/o The Chase Manhattan Bank
Attn: Mutual Funds/T-C
PO Box 1412
Rochester, NY 14603

Bankers Trust, Trustee                  19.90%
Aliance Coal Corp. PSSP
34 Exchange Pl
Jersey City, NJ 07302

International Wire                      12.82%
Retirement Savings Plan
770 Broadway, Fl. 10
New York, NY 10003

Vista Equity Income Fund-A Shares

LIVA & CO.
c/o The Chase Manhattan Bank
Attn: Mutual Funds/T-C
PO Box 1412
Rochester, NY 14603

Vista Growth and Income Fund-Institutional Shares

The Chase Manhattan Bank              95.55%
Global Securities Services Omnibus
3 Chase MetroTech Center
Brooklyn, NY 11245


                             Financial Statements

     The 1997 Annual Report to Shareholders of each Fund, including the reports of independent accounts, financial highlights and financial statements for the fiscal year ended October 31, 1997 contained therein, are incorporated herein by reference.


                           Specimen Computations of Offering Prices Per Share

Growth and Income Fund (specimen computations)

A Shares:
Net Asset Value and Redemption Price per Share of Beneficial Interest at
 October 31, 1997  ..................................................................    $46.21
Maximum Offering Price per Share ($46.21 divided by .9525) (reduced on purchases of
 $100,000 or more) ..................................................................    $48.51

B Shares:
Net Asset Value and Redemption Price per Share of Beneficial Interest at
 October 31, 1997  ..................................................................    $45.96

C Shares:
Net Asset Value and Redemption Price Per Share of Beneficial Interest at
 October 31, 1997  ..................................................................    $45.96

Institutional Shares:
Net Asset Value and Redemption Price per Share of Beneficial Interest at
 October 31, 1997  ..................................................................    $46.35

Capital Growth Fund (specimen computations)

A Shares:
Net Asset Value and Redemption Price per Share of Beneficial Interest at
 October 31, 1997  ..................................................................    $46.76
Maximum Offering Price per Share ($46.76 divided by .9525) (reduced on purchases of
 $100,000 or more) ..................................................................    $49.09

B Shares:
Net Asset Value and Redemption Price per Share of Beneficial Interest at
 October 31, 1997  ..................................................................    $46.11

C Shares:
Net Asset Value and Redemption Price Per Share of Beneficial Interest at
 October 31, 1997  ..................................................................    $46.11

Institutional Shares:
Net Asset Value and Redemption Price per Share of Beneficial Interest at
 October 31, 1997  ..................................................................    $46.90

Equity Income Fund (specimen computations)

A Shares:
Net Asset Value and Redemption Price per Share of Beneficial Interest at
 October 31, 1997 ..................................................................    $19.32
Maximum Offering Price per Share ($19.32 divided by .955) (reduced on purchases of
 $100,000 or more)..................................................................    $20.19

B Shares:
Net Asset Value and Redemption Price per Share of Beneficial Interest at
 October 31, 1997 ..................................................................    $19.09

C Shares:
Net Asset Value and Redemption Price Per Share of Beneficial Interest at
 October 31, 1997 ..................................................................    $19.09
Small Cap Opportunities Fund (specimen computations)

A Shares:
Net Asset Value and Redemption Price per Share of Beneficial Interest at
 October 31, 1997 ..................................................................    $13.85
Maximum Offering Price per Share ($13.85 divided by .955) (reduced on purchases of
 $100,000 or more)..................................................................    $14.54

B Shares:
Net Asset Value and Redemption Price per Share of Beneficial Interest at
 October 31, 1997 ..................................................................    $13.81

C Shares:
Net Asset Value and Redemption Price Per Share of Beneficial Interest at
 October 31, 1997 ..................................................................    $13.81

                                  APPENDIX A


                      DESCRIPTION OF CERTAIN OBLIGATIONS
                    ISSUED OR GUARANTEED BY U.S. GOVERNMENT
                         AGENCIES OR INSTRUMENTALITIES

     Federal Farm Credit System Notes and Bonds--are bonds issued by a cooperatively owned nationwide system of banks and associations supervised by the Farm Credit Administration, an independent agency of the U.S. Government. These bonds are not guaranteed by the U.S. Government.

     Maritime Administration Bonds--are bonds issued and provided by the Department of Transportation of the U.S. Government are guaranteed by the U.S. Government.


     FNMA Bonds--are bonds guaranteed by the Federal National Mortgage Association. These bonds are not guaranteed by the U.S. Government.


     FHA Debentures--are debentures issued by the Federal Housing
Administration of the U.S. Government and are guaranteed by the U.S.
Government.


     FHA Insured Notes--are bonds issued by the Farmers Home Administration of the U.S. Government and are guaranteed by the U.S. Government.


     GNMA Certificates--are mortgage-backed securities which represent a partial ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Each mortgage loan included in the pool is either insured by the Federal Housing Administration or guaranteed by the Veterans Administration and therefore guaranteed by the U.S. Government. As a consequence of the fees paid to GNMA and the issuer of GNMA Certificates, the coupon rate of interest of GNMA Certificates is lower than the interest paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates. The average life of a GNMA Certificate is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures may result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee. As the prepayment rate of individual mortgage pools will vary widely, it is not possible to accurately predict the average life of a particular issue of GNMA Certificates. The yield which will be earned on GNMA Certificates may vary from their coupon rates for the following reasons: (i) Certificates may be issued at a premium or discount, rather than at par; (ii) Certificates may trade in the secondary market at a premium or discount after issuance; (iii) interest is earned and compounded monthly which has the effect of raising the effective yield earned on the Certificates; and (iv) the actual yield of each Certificate is affected by the prepayment of mortgages included in the mortgage pool underlying the Certificates. Principal which is so prepaid will be reinvested although possibly at a lower rate. In addition, prepayment of mortgages included in the mortgage pool underlying a GNMA Certificate purchased at a premium could result in a loss to a Fund. Due to the large amount of GNMA Certificates outstanding and active participation in the secondary market by securities dealers and investors, GNMA Certificates are highly liquid instruments. Prices of GNMA Certificates are readily available from securities dealers and depend on, among other things, the level of market rates, the Certificate's coupon rate and the prepayment experience of the pool of mortgages backing each Certificate. If agency securities are purchased at a premium above principal, the premium is not guaranteed by the issuing agency and a decline in the market value to par may result in a loss of the premium, which may be particularly likely in the event of a prepayment. When and if available, U.S. Government obligations may be purchased at a discount from face value.


     FHLMC Certificates and FNMA Certificates--are mortgage-backed bonds issued by the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association, respectively, and are guaranteed by the U.S. Government.

     GSA Participation Certificates--are participation certificates issued by the General Services Administration of the U.S. Government and are guaranteed by the U.S. Government.

     New Communities Debentures--are debentures issued in accordance with the provisions of Title IV of the Housing and Urban Development Act of 1968, as supplemented and extended by Title VII of the Housing and Urban Development Act of 1970, the payment of which is guaranteed by the U.S. Government.

     Public Housing Bonds--are bonds issued by public housing and urban renewal agencies in connection with programs administered by the Department of Housing and Urban Development of the U.S. Government, the payment of which is secured by the U.S. Government.

     Penn Central Transportation Certificates--are certificates issued by Penn Central Transportation and guaranteed by the U.S. Government.

     SBA Debentures--are debentures fully guaranteed as to principal and interest by the Small Business Administration of the U.S. Government.

     Washington Metropolitan Area Transit Authority Bonds--are bonds issued by the Washington Metropolitan Area Transit Authority. Some of the bonds issued prior to 1993 are guaranteed by the U.S. Government.

     FHLMC Bonds--are bonds issued and guaranteed by the Federal Home Loan Mortgage Corporation. These bonds are not guaranteed by the U.S. Government.

     Federal Home Loan Bank Notes and Bonds--are notes and bonds issued by the Federal Home Loan Bank System and are not guaranteed by the U.S. Government.

     Student Loan Marketing Association ("Sallie Mae") Notes and bonds--are notes and bonds issued by the Student Loan Marketing Association and are not guaranteed by the U.S. Government.

     D.C. Armory Board Bonds--are bonds issued by the District of Columbia Armory Board and are guaranteed by the U.S. Government.

     Export-Import Bank Certificates--are certificates of beneficial interest and participation certificates issued and guaranteed by the Export-Import Bank of the U.S. and are guaranteed by the U.S. Government.

     In the case of securities not backed by the "full faith and credit" of the U.S. Government, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the U.S. Government itself in the event the agency or instrumentality does not meet its commitments.

     Investments may also be made in obligations of U.S. Government agencies or instrumentalities other than those listed above.

                                                                     APPENDIX B

                            DESCRIPTION OF RATINGS

A description of the rating policies of Moody's, S&P and Fitch with respect to bonds and commercial paper appears below.

Moody's Investors Service's Corporate Bond Ratings


Aaa--Bonds which are rated "Aaa" are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A--Bonds which are rated "A" possess many favorable investment qualities and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa--Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba--Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguared during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated "B" generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance and other terms of the contract over any long period of time may be small.

Caa--Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca--Bonds which are rated "Ca" represent obligations which are speculative in high degree.
Such issues are often in default or have other marked shortcomings.


C--Bonds which are rated "C" are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers "1", "2", and "3" to certain of its rating classifications. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.
Standard & Poor's Ratings Group Corporate Bond Ratings


AAA--This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to repay principal and pay interest.

AA--Bonds rated "AA" also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and differs from "AAA" issues only in small degree.

A--Bonds rated "A" have a strong capacity to repay principal and pay interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB--Bonds rated "BBB" are regarded as having an adequate capacity to repay principal and pay interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for higher rated categories.

BB-B-CCC-CC-C--Bonds rated "BB", "B", "CCC", "CC" and "C" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CI--Bonds rated "CI" are income bonds on which no interest is being paid.

D--Bonds rated "D" are in default. The "D" category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired unless S&P believes that such payments will be made during such grace period. The "D" rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

The ratings set forth above may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

Moody's Investors Service's Commercial Paper Ratings


Prime-1--Issuers (or related supporting institutions) rated "Prime-1" have a superior ability for repayment of senior short-term debt obligations. "Prime-1" repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2--Issuers (or related supporting institutions) rated "Prime-2" have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

Prime-3--Issuers (or related supporting institutions) rated "Prime-3" have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime--Issuers rated "Not Prime" do not fall within any of the Prime rating categories.

Standard & Poor's Ratings Group Commercial Paper Ratings


A S&P commercial paper rating is current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded in several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. The four categories are as follows:

A-1--This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2--Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

A-3--Issues carrying this designation have adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B--Issues rated "B" are regarded as having only speculative capacity for timely payment.

C--This rating is assigned to short-term debt obligations with a doubtful capacity for payment.


D--Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

Fitch Bond Ratings


AAA--Bonds rated AAA by Fitch are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.


AA--Bonds rated AA by Fitch are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issues is generally rated F-1+ by Fitch.


A--Bonds rated A by Fitch are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.


BBB--Bonds rated BBB by Fitch are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse consequences on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.


Plus and minus signs are used by Fitch to indicate the relative position of a credit within a rating category. Plus and minus signs, however, are not used in the AAA category.

Fitch Short-Term Ratings


Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.


The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.


Fitch's short-term ratings are as follows:


F-1+--Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1--Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2--Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3--Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, although near-term adverse changes could cause these securities to be rated below investment grade.

LOC--The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

Like higher rated bonds, bonds rated in the Baa or BBB categories are considered to have adequate capacity to pay principal and interest. However, such bonds may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds.

After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. Neither event will require a sale of such security by a Fund. However, a Fund's investment manager will consider such event in its determination of whether such Fund should continue to hold the security. To the extent the ratings given by Moody's, S&P or Fitch may change as a result of changes in such organizations or their rating systems, a Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in this Prospectus and in the Statement of Additional Information.

                                     PART C









                                MUTUAL FUND GROUP
                            PART C. OTHER INFORMATION


ITEM 24.  Financial Statements and Exhibits



     (a)    Financial statements


                 In Part A:       Financial Highlights

                 In Part B:       Financial Statements and the Reports
                                  thereon for the Funds filed herein are
                                  incorporated by reference into Part B
                                  as part of the 1996 Annual Reports to
                                  Shareholders for such Funds as filed with the Securities and Exchange Commission by Mutual
                                  Fund Group on Form N-30D on January 3, 1997, accession number 0000950123-97-000025, which are incorporated into Part B by reference.


                 In Part C:       None.

     (b)    Exhibits:

Exhibit
Number
-------
1(a)        Declaration of Trust, as amended. (1)
1(b)        Certificate of Amendment to Declaration of Trust dated December 14,
            1995.(6)
1(c)        Certificate of Amendment to Declaration of Trust dated October 19,
            1995.(6)
1(d)        Certificate of Amendment to Declaration of Trust dated July 25,
            1993.(6)
1(e)        Certificate of Amendment of Declaration of Trust dated
            November 1997.(10)
2           By-laws, as amended. (1)
3           None.
4           Specimen share certificate. (1)
5(a)        Form of Proposed Investment Advisory Agreement.(6)
5(b)        Form of Proposed Sub-Advisory Agreement between The Chase Manhattan
            Bank and Chase Asset Management, Inc.(6)
5(c)        Form of Proposed Investment Subadvisory Agreement between The Chase
            Manhattan Bank and Van Deventer & Hoch(6).
6(a)        Distribution and Sub-Administration Agreement dated August 21,
            1995.(6)
7(a)        Retirement Plan for Eligible Trustees.(6)
7(b)        Deferred Compensation Plan for Eligible Trustees.(6)
8(a)        Custodian Agreement. (1)
8(b)        Sub-Custodian Agreement. (1)
9(a)        Transfer Agency Agreement. (1)
9(b)        Administrative Services Plan. (1)
9(c)        Shareholder Servicing Agreement of Vista Mutual Funds. (1)
9(d)        Form of Shareholder Servicing Agreement of Vista Premier Funds.(1)
9(e)        Form of Shareholder Servicing Agreement. (6)

9(f)        Agreement and Plan of Reorganization and Liquidation.(6)
9(g)        Form of Administration Agreement.(6)
10          Opinion re: Legality of Securities being Registered.(1)
11          Consent of Price Waterhouse LLP.(7)

12          None.
13          Not Applicable


14          None.
15(a)       Rule 12b-1 Distribution Plan of Vista Mutual Funds including
            Selected Dealer Agreement and Shareholder Service Agreement. (1)
15(b)       Rule 12b-1 Distribution Plan of Vista Premier Funds including
            Selected Dealer Agreement and Shareholder Service Agreement. (1)
15(c)       Rule 12b-1 Distribution Plan for each of Vista Bond Fund, Vista
            Short-Term Bond Fund, Vista Equity Fund and Vista U.S. Government
            Money Market Fund including Selected Dealer Agreement and
            Shareholder Service Agreement.(2)
15(d)       Form of Rule 12b-1 Distribution Plan for Class B shares of the Vista
            Prime Money Market Fund.(3)
15(e)       Form of Rule 12b-1 Distribution Plan for Vista Small Cap Equity
            Fund.(4)
15(f)       Form of Rule 12b-1 Distribution Plan - Class A Shares - Vista
            American Value Fund (including forms of Selected Dealer Agreement and Shareholder Servicing Agreement).(6)
15(g)       Rule 12b-1 Distribution Plan - Class B Shares (including forms of
            Selected Dealer Agreement and Shareholder Servicing Agreement).(6)
15(h)       Form of Rule 12b-1 Distribution Plan - Class C Shares (including forms of Shareholder Servicing Agreements).(9)
16          Schedule for Computation for Each Performance Quotation.(5)
17          Financial Data Schedule.(7)
18          Form of Rule 18f-3 Multi-Class Plan.(6)
99(a)       Powers of Attorney for: Fergus Reid, III, H. Richard Vartabedian,
            William J. Armstrong, John R.H. Blum, Stuart W. Cragin, Jr., Roland
            R. Eppley, Jr., Joseph J. Harkins, W.D. MacCallan, W. Perry Neff,
            Richard E. Ten Haken, Irving L. Thode.(8)
99(b)       Powers of Attorney for: Sarah E. Jones and Leonard M. Spalding,
            Jr.(9)

--------------------
(1) Filed as an exhibit to Amendment No. 6 to the Registration Statement on Form N-1A of the Registrant (File No. 33-14196) as filed with the Securities and Exchange Commission on March 23, 1990.
(2) Filed as an exhibit to Amendment No. 15 to the Registration Statement on Form N-1A of the Registrant (File No. 33-14196) as filed with the Securities and Exchange Commission on October 30, 1992.
(3) Filed as an Exhibit to Amendment No. 26 to the Registration Statement on Form N-1A of the Registrant (File No. 33-14196) on June 30, 1994.
(4) Filed as an Exhibit to Amendment No. 27 to the Registration Statement on Form N-1A of the Registrant (File No. 33-14196) on October 3, 1994.
(5) Filed as an Exhibit to Amendment No. 31 to the Registration Statement on Form N-1A of the Registrant (File No. 33-14196) on November 13, 1995.
(6) Filed as an Exhibit to Amendment No. 32 to the Registration Statement on Form N-1A of the Registrant (File No. 33-14196) on December 28, 1995.
(7) Filed as an Exhibit to Amendment No. 42 to the Registration Statement on Form N-1A of the Registrant (File No. 33-14196) on February 28, 1997.
(8) Incorporated by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A of Mutual Fund Trust (File No. 33-75250) as filed with the Securities and Exchange Commission on September 6, 1996.
(9) Filed as an Exhibit to Amendment No. 45 to the Registration Statement on Form N-1A of the Registrant (File No. 33-14196) filed on October 28, 1997.

(10) Filed as an Exhibit to Amendment No. 46 to the Registration Statement on Form N-1A of the Registrant (File No. 33-14196) filed on December 1, 1997.



ITEM 25.  Persons Controlled by or Under Common
          Control with Registrant

          Not applicable

ITEM 26.  Number of Holders of Securities
                                                 Number of Record Holders
Mutual Fund Group                                as of October 31, 1997
-----------------                                -----------------------------
                                                    A        B   Institutional
                                                  Shares  Shares    Shares
                                                  ------  ------ -------------
VISTA U.S. Treasury Income Fund                   2,171     681       n/a
VISTA U.S. Government Securities Fund                81     n/a        78
VISTA Balanced Fund                               2,020     981       n/a
VISTA Short-Term Bond Fund                          165     n/a        59
VISTA Bond Fund                                     186     100        54
VISTA Large Cap Equity Fund                         699     307       173
VISTA American Value Fund                           188     n/a       n/a
VISTA Equity Income Fund                          1,867     976       n/a
VISTA Small Cap Equity Fund                       8,642   7,362        11
VISTA Growth and Income Fund                     68,657  25,819         8
VISTA Capital Growth Fund                        34,476  24,818        12
VISTA International Equity Fund                   2,031   1,162       n/a
VISTA Southeast Asian Fund                          397     225       n/a
VISTA European Fund                                 273     243       n/a
VISTA Japan Fund                                    108      96       n/a
VISTA Select Growth and Income Fund                 n/a     n/a      none
VISTA Latin American Equity Fund                   none    none       n/a
VISTA Small Cap Opportunities Fund                2,982   2,933       n/a

ITEM 27.  Indemnification

          Reference is hereby made to Article V of the Registrant's Declaration of Trust.

          The Trustees and officers of the Registrant and the personnel of the Registrant's investment adviser, administrator and distributor are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940.

          Under the terms of the Registrant's Declaration of Trust, the Registrant may indemnify any person who was or is a Trustee, officer or employee of the Registrant to the maximum extent permitted by law; provided, however, that any such indemnification (unless ordered by a court) shall be made by the Registrant only as authorized in the specific case upon a determination that indemnification of such persons is proper in the circumstances. Such determination shall be made (i) by the Trustees, by a majority vote of a quorum which consists of Trustees who are neither in Section 2(a)(19) of the Investment Company Act of 1940, nor parties to the proceeding, or (ii) if the required quorum is not obtainable or, if a quorum of such Trustees so directs, by independent legal counsel in a written opinion. No indemnification will be provided by the Registrant to any Trustee or officer of the Registrant for any liability to the Registrant or shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

          Insofar as the conditional advancing of indemnification monies for actions based upon the Investment Company Act of 1940 may be concerned, such payments will be made only on the following conditions: (i) the advances must be limited to amounts used, or to be used, for the preparation or presentation of a defense to the action, including costs connected with the preparation of a settlement; (ii) advances may be made only upon receipt of a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds that amount to which it is ultimately determined that he is entitled to receive from the Registrant by reason of indemnification; and (iii) (a) such promise must be secured by a surety bond, other suitable insurance or an equivalent form of security which assures that any repayments may be obtained by the Registrant without delay or litigation, which bond, insurance or other form of security must be provided by the recipient of the advance, or (b) a majority of a quorum of the Registrant's disinterested, non-party Trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that the recipient of the advance ultimately will be found entitled to indemnification.

             Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of it counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


ITEM 28(a).  Business and Other Connections of Investment Adviser

             The Chase Manhattan Bank (the "Adviser") is a commercial bank providing a wide range of banking and investment services.

             To the knowledge of the Registrant, none of the Directors or executive officers of the Adviser, except those described below, are or have been, at any time during the past two years, engaged in any other business, profession, vocation or employment of a substantial nature, except that certain Directors and executive officers of the Adviser also hold or have held various positions with bank and non-bank affiliates of the Adviser, including its parent, The Chase Manhattan Corporation. Each Director listed below is also a Director of The Chase Manhattan Corporation.

                                                                                Principal Occupation or Other
                                       Position with                            Employment of a Substantial
Name                                   the Adviser                              Nature During Past Two Years
----                                   -------------                            -----------------------------

Thomas G. Labreque                     President and Chief Operating Officer    Chairman, Chief Executive Officer
                                       and Director                             and a Director of The Chase
                                                                                Manhattan Corporation and a Director
                                                                                of AMAX, Inc.

M. Anthony Burns                       Director                                 Chairman of the Board, President
                                                                                and Chief Executive Officer of
                                                                                Ryder System, Inc.



H. Laurance Fuller                     Director                                 Chairman, President, Chief
                                                                                Executive Officer and Director of
                                                                                Amoco Corporation and Director of
                                                                                Abbott Laboratories

Henry B. Schacht                       Director                                 Chairman and Chief Executive
                                                                                Officer of Cummins Engine
                                                                                Company, Inc. and a Director of
                                                                                each of American Telephone and
                                                                                Telegraph Company and CBS Inc.

James L. Ferguson                      Director                                 Retired Chairman and Chief
                                                                                Executive Officer of General Foods
                                                                                Corporation

William H. Gray III                    Director                                 President and Chief Executive
                                                                                Officer of the United Negro College
                                                                                Fund, Inc.


Frank A. Bennack, Jr.                  Director                                 President and Chief Executive Officer
                                                                                The Hearst Corporation

Susan V. Berresford                    Director                                 President, The Ford Foundation

Melvin R. Goodes                       Director                                 Chairman of the Board and Chief Executive
                                                                                Officer, The Warner-Lambert Company

George V. Grune                        Director                                 Retired Chairman and Chief Executive
                                                                                Officer, The Reader's Digest Association,
                                                                                Inc.; Chairman, The DeWitt Wallace-
                                                                                Reader's Digest Fund; The Lila-Wallace
                                                                                Reader's Digest Fund

William B. Harrison, Jr.               Vice Chairman of the Board

Harold S. Hook                         Director                                 Chairman and Chief Executive Officer,
                                                                                General Corporation

Helen L. Kaplan                        Director                                 Of Counsel, Skadden, Arps, Slate, Meagher
                                                                                & Flom

Walter V. Shipley                      Chairman of the Board and
                                       Chief Executive Officer

Andrew C. Sigler                       Director                                 Chairman of the Board and Chief
                                                                                Executive Officer, Champion International
                                                                                Corporation

John R. Stafford                       Director                                 Chairman, President and Chief Executive
                                                                                Officer, American Home Products
                                                                                Corporation

Marina v. N. Whitman                   Director                                 Professor of Business Administration and
                                                                                Public Policy, University of Michigan


Item 28(b)

Chase Asset Management ("CAM") is an Investment Advisor providing investment services to institutional clients.

        To the knowledge of the Registrant, none of the Directors or executive officers of the CAM, except those described below, are or have been, at any time during the past two years, engaged in any other business, profession, vocation or employment of a substantial nature, except that certain Directors and executive officers of the CAM also hold or have held various positions with bank and non-bank affiliates of the Advisor, including its parent, The Chase Manhattan Corporation.

                                                   Principal Occupation or Other
                      Position with                Employment of a Substantial
Name                  the Sub-Advisor              Nature During Past Two Years
----                  ---------------              ----------------------------

James Zeigon          Chairman and Director        Director of Chase
                                                   Asset Management
                                                   (London) Limited

Steven Prostano       Executive Vice President     Chief Operating Officer
                      and Chief Operating Officer  and Director of Chase
                                                   Asset Management
                                                   (London) Limited

Mark Richardson       President and Chief          Chief Investment Officer
                      Investment Officer           and Director of Chase
                                                   Asset Management
                                                   (London) Limited


Item 28(c)

        Chase Asset Management (London) Limited ("CAM London") is an Investment Advisor providing investment services to institutional clients.

        To the knowledge of the Registrant, none of the Directors or executive officers of CAM London, except those described below, are or have been, at any time during the past two years, engaged in any other business, profession, vocation or employment of a substantial nature, except that certain Directors and executive officers of CAM London also hold or have held various positions with bank and non-bank affiliates of the Advisor, including its parent, The Chase Manhattan Corporation.

                                           Principal Occupation or Other
                     Position with         Employment of a Substantial
Name                 the Sub-Advisor       Nature During Past Two Years
----                 ---------------       ----------------------------

Michael Browne       Director              Fund Manager, The Chase Manhattan
                                           Bank, N.A.; Fund Manager, BZW
                                           Investment Management

David Gordon Ross    Director              Head of Global Fixed Income
                                           Management, Chase Asset Management,
                                           Inc.; Vice President, The Chase
                                           Manhattan Bank, N.A.

Brian Harte          Director              Investment Manager, The Chase
                                           Manhattan Bank, N.A.

Cornelia L. Kiley    Director

James Zeigon         Director              Chairman and Director of Chase
                                           Asset Management, Inc.

Mark Richardson      Chief Investment      Director, President and Chief
                     Officer and Director  Operating Officer of Chase Asset
                                           Management, Inc.

Steve Prostano       Chief Operating       Director, Executive Vice President
                     Officer and           and Chief Operating Officer of Chase
                     Director              Asset Management, Inc.

ITEM 29.  Principal Underwriters


          (a) Vista Fund Distributors, Inc., a wholly-owned subsidiary of The BISYS Group, Inc. is the underwriter for Mutual Fund Group, Mutual Fund Trust and Mutual Fund Select Trust.

          (b) The following are the Directors and officers of Vista Fund Distributors, Inc. The principal business address of each of these persons, is listed below.

                                    Position and Offices                                Position and Offices
Name and Address                    with Distributor                                    with the Registrant
----------------                    --------------------                                --------------------

Lynn J. Mangum                      Chairman                                             None
150 Clove Street
Little Falls, NJ 07424

Robert J. McMullan                  Director and Exec. Vice President                    None
150 Clove Street
Little Falls, NJ 07424

Lee W. Schultheis                   President                                            None
101 Park Avenue, 16th Floor
New York, NY 10178

George O. Martinez                  Senior Vice President                                None
3435 Stelzer Road
Columbus, OH 43219

Irimga McKay                        Vice President                                       None
1230 Columbia Street
5th Floor, Suite 500
San Diego, CA 92101

Michael Burns                       Vice President/Compliance                            None
3435 Stelzer Road
Columbus, OH 43219

William Blundin                     Vice President                                       None
125 West 55th Avenue
11th Floor
New York, NY 10019

Dennis Sheehan                      Vice President                                       None
150 Clove Street
Little Falls, NJ 07424

Annamaria Porcaro                   Assistant Secretary                                  None
150 Clove Street
Little Falls, NJ 97424

Robert Tuch                         Assistant Secretary                                  None
3435 Stelzer Road
Columbus, OH 43219

Stephen Mintos                      Executive Vice President/COO                         None
3435 Stelzer Road
Columbus, OH 43219

Dale Smith                          Vice President/CFO                                   None
3435 Stelzer Road
Columbus, OH 43219

William J. Tomko                    Vice President                                       None
3435 Stelzer Road
Columbus, OH 43219


          (c) Not applicable

ITEM 30.  Location of Accounts and Records

          The accounts and records of the Registrant are located, in whole or in part, at the office of the Registrant and the following locations:

                  Name                      Address
                  ----                      -------
Vista Fund Distributors, Inc.               One Chase Manhattan Plaza, 3rd Floor
                                            New York, NY 10081

DST Systems, Inc.                           210 W. 10th Street,
                                            Kansas City, MO 64105

The Chase Manhattan Bank                    270 Park Avenue,
                                            New York, NY 10017

Chase Asset Mangement, Inc.                 1211 Avenue of the
                                            Americas,
                                            New York, NY 10036

Chase Asset Management, Ltd. (London)       Colvile House
                                            32 Curzon Street
                                            London, England W1Y8AL

The Chase Manhattan Bank                    One Chase Square,
                                            Rochester, NY 14363

ITEM 31.  Management Services

          Not applicable

ITEM 32.  Undertakings

                  (1) Registrant undertakes that its trustees shall promptly call a meeting of shareholders of the Trust for the purpose of voting upon the question of removal of any such trustee or trustees when requested in writing so to do by the record holders of not less than 10 per centum of the outstanding shares of the Trust. In addition, the Registrant shall, in certain circumstances, give such shareholders assistance in communicating with other shareholders of a fund as required by Section 16(c) of the Investment Company Act of 1940.

                  (2) The Registrant, on behalf of the Funds, undertakes, provided the information required by Item 5A is contained in the latest annual report to shareholders, to furnish to each person to whom a prospectus has been delivered, upon their request and without charge, a copy of the Registrant's latest annual report to shareholders.

                  (3) Registrant undertakes to file a post-effective amendment, using reasonably current financial statements which need not be certified, within four to six months from the effective date of the post-effective amendment to the registration statement relating to Vista Small Cap Opportunities Fund except as is otherwise permitted by the Staff of the Securities and Exchange Commission.

                  (4) Registrant undertakes to file a post-effective amendment, using reasonably current financial statements which need not be certified, within four to six months from the effective date of the post-effective amendment to the registration statement relating to Vista Latin American Equity Fund except as is otherwise permitted by the Staff of the Securities and Exchange Commission.

                                   SIGNATURES




Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has certified that it meets all of the requirements for effectiveness of the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of New York and the State of New York on the 23rd day of December, 1997.



                                                  MUTUAL FUND GROUP



                          By /s/ H. Richard Vartabedian
                             --------------------------
                             H. Richard Vartabedian
                             President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


             *                     Chairman and Trustee       December 23, 1997
-------------------------------
    Fergus Reid, III

/s/ H. Richard Vartabedian         President                  December 23, 1997
-------------------------------    and Trustee
    H. Richard Vartabedian

             *                     Trustee                    December 23, 1997
-------------------------------
    William J. Armstrong

             *                     Trustee                    December 23, 1997
-------------------------------
    John R.H. Blum

             *                     Trustee                    December 23, 1997
-------------------------------
    Stuart W. Cragin, Jr.

             *
-------------------------------    Trustee                    December 23, 1997
    Roland R. Eppley, Jr.

             *                     Trustee                    December 23, 1997
-------------------------------
    Joseph J. Harkins

-------------------------------    Trustee                    December 23, 1997
    Sarah E. Jones

             *
-------------------------------    Trustee                    December 23, 1997
    W.D. MacCallan

             *
-------------------------------    Trustee                    December 23, 1997
    W. Perry Neff

-------------------------------    Trustee                    December 23, 1997
    Leonard M. Spalding, Jr.

             *                     Trustee                    December 23, 1997
-------------------------------
    Irv Thode

             *                     Trustee                    December 23, 1997
-------------------------------
    Richard E. Ten Haken

/s/ Martin R. Dean                 Treasurer and              December 23, 1997
_______________________________    Principal Financial
    Martin R. Dean                 Officer

/s/ H. Richard Vartabedian         Attorney in                December 23, 1997
_______________________________    Fact
    H. Richard Vartabedian